UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-02628

Fidelity Municipal Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2020

Item 1.

Reports to Stockholders

Fidelity® Municipal Income Fund

Annual Report

December 31, 2020

Includes Fidelity and Fidelity Advisor share classes

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

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Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2020	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	0.11%	3.01%	4.38%
Class M (incl. 4.00% sales charge)	0.13%	3.04%	4.40%
Class C (incl. contingent deferred sales charge)	2.51%	3.42%	4.59%
Fidelity® Municipal Income Fund	4.63%	4.07%	4.92%
Class I	4.54%	4.00%	4.89%
Class Z	4.74%	4.07%	4.92%

 Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on March 1, 2018. Returns prior to March 1, 2018, are those of Fidelity® Municipal Income Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to March 1, 2018, would have been lower.

 Class M shares bear a 0.25% 12b-1 fee. The initial offering of Class M shares took place on March 1, 2018. Returns prior to March 1, 2018, are those of Fidelity® Municipal Income Fund, the original class of the fund, which has no 12b-1 fee. Had Class M's 12b-1 fee been reflected, returns prior to March 1, 2018, would have been lower.

 Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on March 1, 2018. Returns prior to March 1, 2018, are those of Fidelity® Municipal Income Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to March 1, 2018, would have been lower.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class I shares took place on March 1, 2018. Returns prior to March 1, 2018 are those of Fidelity® Municipal Income Fund, the original class of the fund.

 The initial offering of Class Z shares took place on October 2, 2018. Returns between March 1, 2018 and October 2, 2018, are those of Class I. Returns prior to March 1, 2018 are those of Fidelity Municipal Income Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Municipal Income Fund, a class of the fund, on December 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond Index performed over the same period.

Period Ending Values
$16,162	Fidelity® Municipal Income Fund
$15,718	Bloomberg Barclays Municipal Bond Index

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds posted a gain for 2020, overcoming market volatility related to economic and credit fears caused by the coronavirus. The Bloomberg Barclays Municipal Bond Index rose 5.21% for the year. After gaining 7.54% in 2019, munis began 2020 on an upswing, driven by robust demand. By the second week of March, however, the outbreak and spread of COVID-19 raised the prospect of a broad economic slowdown that would present financial challenges for muni issuers across sectors. For example, revenue bonds used to finance airport projects were hampered by a sharp reduction in air travel. Also, bonds issued by hospitals received scrutiny due to uncertain reimbursement for coronavirus-related treatment and the halt of elective procedures. State and local government tax revenue was impacted by the delay in the income-tax filing date to July 15 and the collapse in revenue from sales taxes, activity taxes and fees. Muni yields rose substantially amid this uncertainty. The U.S. Federal Reserve responded to the risk of rapid economic contraction and dysfunction in the credit markets by lowering the fed funds rate, purchasing taxable bonds and launching lending facilities, while Congress passed substantial fiscal stimulus. This led to increased market liquidity and a return of new issuance in the primary market. Demand for municipal bonds, coupled with better-than-expected economic data, drove down muni yields and credit spreads through December 31.

Comments from Co-Portfolio Managers Cormac Cullen, Michael Maka and Elizah McLaughlin:  For 2020, the fund's share class returns ranged from 3.51% to 4.63%, lagging, net of fees, the 5.64% advance of the Bloomberg Barclays 3+ Year Municipal Bond Index. We focused on longer-term objectives and sought to generate attractive tax-exempt income and competitive risk-adjusted returns over time. Our sales of below-investment-grade bonds backed by the Buckeye Tobacco Settlement Financing Authority at a loss detracted from the relative result. Although we continued to hold higher-quality securities from the same issuer, we didn’t anticipate that the lower-quality securities would rally as sharply as they did in the second half of 2020. Differences in the way fund holdings and index components were priced also materially hampered the performance versus the index. In contrast, fund holdings cumulatively produced more income than components of the index, which added relative value. Overweighting certain health care bonds such as OSF Healthcare System, as well as an exposure to bonds issued by the Metropolitan Pier and Exposition Authority, also contributed versus the index. The fund's longer-than-index duration (interest-rate sensitivity) also contributed on a relative basis as rates declined.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On March 1, 2020, Michael Maka assumed co-management responsibilities for the fund. He succeeded Kevin Ramundo, who retired from Fidelity on June 30, 2020, after more than 20 years with the firm.

Investment Summary (Unaudited)

Top Five States as of December 31, 2020

% of fund's net assets
Illinois	22.1
Florida	8.3
Texas	6.9
Pennsylvania	6.7
New Jersey	5.7

Top Five Sectors as of December 31, 2020

% of fund's net assets
Health Care	25.0
General Obligations	23.7
Transportation	22.5
Education	9.9
Special Tax	6.0

Quality Diversification (% of fund's net assets)

As of December 31, 2020
AAA	6.0%
AA,A	70.1%
BBB	17.8%
BB and Below	3.6%
Not Rated	1.0%
Short-Term Investments and Net Other Assets	1.5%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments December 31, 2020

Showing Percentage of Net Assets

Municipal Bonds - 98.5%
	Principal Amount (000s)	Value (000s)
Alabama - 0.3%
Auburn Univ. Gen. Fee Rev. Series 2018 A, 5% 6/1/43	2,565	3,202
Jefferson County Gen. Oblig. Series 2018 A:
5% 4/1/25	$2,550	$3,030
5% 4/1/26	2,400	2,951
Montgomery Med. Clinic Facilities Series 2015, 5% 3/1/33	4,140	4,691

TOTAL ALABAMA		13,874

Arizona - 1.8%
Arizona Health Facilities Auth. Rev. (Banner Health Sys. Proj.) Series 2007 B, 3 month U.S. LIBOR + 0.810% 0.961%, tender 1/1/37 (a)(b)	2,485	2,342
Arizona Indl. Dev. Auth. Rev. (Provident Group-Eastern Michigan Univ. Parking Proj.) Series 2018:
5% 5/1/48	910	946
5% 5/1/51	910	942
Chandler Indl. Dev. Auth. Indl. Dev. Rev. Bonds (Intel Corp. Proj.) Series 2019, 5%, tender 6/3/24 (a)(c)	10,210	11,743
Glendale Gen. Oblig. Series 2017:
5% 7/1/30	2,080	2,570
5% 7/1/31	3,105	3,823
Glendale Indl. Dev. Auth. (Terraces of Phoenix Proj.) Series 2018 A:
5% 7/1/38	235	248
5% 7/1/48	295	307
Maricopa County Indl. Dev. Auth. (Creighton Univ. Proj.) Series 2020, 5% 7/1/47	2,400	2,957
Maricopa County Indl. Dev. Auth. Sr. Living Facilities Series 2016:
5.75% 1/1/36 (d)	890	915
6% 1/1/48 (d)	4,540	4,631
Maricopa County Rev. Series 2016 A:
5% 1/1/32	8,280	10,294
5% 1/1/33	4,965	6,145
Phoenix Civic Impt. Board Arpt. Rev.:
Series 2013, 5% 7/1/22 (c)	830	882
Series 2017 A:
5% 7/1/33 (c)	910	1,114
5% 7/1/36 (c)	1,450	1,763
5% 7/1/37 (c)	1,075	1,304
Series 2017 B:
5% 7/1/29	2,070	2,605
5% 7/1/33	2,900	3,590
5% 7/1/36	3,310	4,071
5% 7/1/37	2,070	2,540
Phoenix Civic Impt. Corp. Series 2019 A, 5% 7/1/45	6,100	7,099
Phoenix IDA Student Hsg. Rev. (Downtown Phoenix Student Hsg. II LLC Arizona State Univ. Proj.) Series 2019 A:
5% 7/1/44	1,000	1,086
5% 7/1/49	1,125	1,215
5% 7/1/54	1,330	1,432
5% 7/1/59	2,000	2,146
Salt Verde Finl. Corp. Sr. Gas Rev. Series 2007:
5.25% 12/1/22	1,240	1,342
5.5% 12/1/29	7,370	9,808
Scottsdale Indl. Dev. Auth. Hosp. Rev. (Scottsdale Healthcare Proj.) Series 2006 C, 5% 9/1/35 (FSA Insured)	870	873

TOTAL ARIZONA		90,733

California - 3.5%
ABC Unified School District Series 1997 C, 0% 8/1/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,250	2,984
California Gen. Oblig.:
Series 2004:
5.25% 12/1/33	150	151
5.5% 4/1/28	10	10
5.5% 4/1/30	5	5
Series 2012, 5.25% 4/1/35	7,080	7,503
Series 2017, 5% 11/1/29	7,510	9,694
Series 2019, 5% 4/1/27	4,750	6,096
Series 2020, 4% 11/1/38	6,500	8,091
California Muni. Fin. Auth. Student Hsg. (CHF-Davis I, LLC - West Village Student Hsg. Proj.) Series 2018, 5% 5/15/38	7,200	8,505
California Pub. Fin. Auth. Univ. Hsg. Rev.:
(Claremont Colleges Proj.) Series 2017 A:
5% 7/1/27 (d)	1,120	941
5% 7/1/37 (d)	1,525	1,281
(NCCD - Claremont Properties LLC - Claremont Colleges Proj.) Series 2017 A, 5% 7/1/47 (d)	335	281
California Pub. Works Board Lease Rev. (Coalinga State Hosp. Proj.) Series 2013 E:
5% 6/1/26	1,985	2,207
5% 6/1/28	5,110	5,667
California Statewide Cmntys. Dev. Auth. Rev. Series 2015, 5% 2/1/45	2,695	2,696
Eastern Muni. Wtr. District Fing. Auth. Series 2020 A:
4% 7/1/38	1,400	1,756
5% 7/1/36	1,600	2,191
5% 7/1/37	1,000	1,365
Folsom Cordova Union School District No. 4 Series A, 0% 10/1/31 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,520	1,293
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev. Series 2017 A1:
5% 6/1/23	3,140	3,477
5% 6/1/24	1,770	2,034
Kern Cmnty. College District Gen. Oblig. Series 2006:
0% 11/1/28 (FSA Insured)	4,100	3,750
0% 11/1/30 (FSA Insured)	4,140	3,605
Long Beach Unified School District Series 2009, 5.5% 8/1/29	155	156
Los Angeles Hbr. Dept. Rev. Series 2019 A:
5% 8/1/22 (c)	5,105	5,473
5% 8/1/25 (c)	3,515	4,204
5% 8/1/26 (c)	1,350	1,662
Monrovia Unified School District Series B, 0% 8/1/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,745	3,342
Oakland Unified School District Alameda County Series 2015 A, 5% 8/1/29	1,450	1,711
Poway Unified School District:
(District #2007-1 School Facilities Proj.) Series 2008 A, 0% 8/1/32	4,885	4,049
Series 2011, 0% 8/1/46	950	468
Series B:
0% 8/1/37	6,455	4,643
0% 8/1/39	19,705	13,357
Poway Unified School District Pub. Fing. Series 2015 A:
5% 9/1/24	825	946
5% 9/1/26	1,050	1,240
5% 9/1/29	2,185	2,542
5% 9/1/31	985	1,135
Sacramento City Fing. Auth. Rev. Series A, 0% 12/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,140	3,867
San Diego Unified School District:
Series 2008 C, 0% 7/1/34	2,980	2,415
Series 2008 E, 0% 7/1/47 (e)	7,205	7,110
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev. Series 2019 B, 5% 5/1/49	3,765	4,698
San Jose Fing. Auth. Lease Rev. (Civic Ctr. Proj.) Series 2013 A:
5% 6/1/27 (Pre-Refunded to 6/1/23 @ 100)	3,815	4,255
5% 6/1/31 (Pre-Refunded to 6/1/23 @ 100)	4,790	5,343
San Marcos Unified School District Series 2010 B, 0% 8/1/47	17,635	9,305
San Mateo County Cmnty. College District Series A, 0% 9/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,495	4,340
Union Elementary School District Series B, 0% 9/1/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,240	1,232
Univ. of California Regents Med. Ctr. Pool Rev. Series 2013 J, 5% 5/15/48	2,485	2,712
Washington Township Health Care District Gen. Oblig.:
Series 2013 A, 5.5% 8/1/38	3,725	4,232
Series 2013 B, 5.5% 8/1/38	830	943
Washington Township Health Care District Rev. Series 2010 A, 5.5% 7/1/38	3,160	3,160
West Contra Costa Unified School District Series 2012, 5% 8/1/26	1,655	1,777

TOTAL CALIFORNIA		175,900

Colorado - 1.1%
Arkansas River Pwr. Auth. Rev. Series 2018 A:
5% 10/1/38	2,080	2,450
5% 10/1/43	2,600	3,025
Colorado Health Facilities Auth.:
(Parkview Med. Ctr., Inc. Proj.) Series 2016:
4% 9/1/35	1,365	1,520
4% 9/1/36	1,075	1,194
5% 9/1/46	6,045	6,984
Series 2019 A2:
4% 8/1/49	6,100	6,874
5% 8/1/37	1,000	1,261
Colorado Hsg. & Fin. Auth. Series 2019 H, 4.25% 11/1/49	1,510	1,701
Denver City & County Arpt. Rev.:
Series 2017 A:
5% 11/15/23 (c)	1,885	2,120
5% 11/15/26 (c)	2,855	3,526
5% 11/15/27 (c)	2,440	3,081
Series 2018 A:
5% 12/1/34 (c)	4,245	5,894
5% 12/1/36 (c)	4,140	5,101
5% 12/1/37 (c)	8,280	10,176

TOTAL COLORADO		54,907

Connecticut - 2.2%
Connecticut Gen. Oblig.:
Series 2014 C, 5% 6/15/25	1,390	1,669
Series 2015 B, 5% 6/15/32	1,980	2,323
Series 2016 B, 5% 5/15/26	5,095	6,303
Series 2018 F:
5% 9/15/23	2,150	2,420
5% 9/15/24	2,690	3,148
5% 9/15/25	2,700	3,271
Series 2020 A:
4% 1/15/33	10,100	12,449
4% 1/15/34	8,385	10,286
4% 1/15/38	1,000	1,208
Connecticut Health & Edl. Facilities Auth. Rev.:
(Sacred Heart Univ., CT. Proj.) Series 2017 I-1:
5% 7/1/26	415	509
5% 7/1/27	290	363
5% 7/1/28	525	650
5% 7/1/29	330	405
Series 2016 K, 4% 7/1/46	7,315	7,843
Series 2017 B, 5% 7/1/29	11,995	16,366
Series 2018 K-3, 5% 7/1/36	895	1,015
Series 2019 A:
5% 7/1/39 (d)	3,930	4,236
5% 7/1/49 (d)	285	301
Series 2020 A:
4% 7/1/37	2,500	2,942
4% 7/1/38	1,120	1,314
5% 7/1/32	2,000	2,590
5% 7/1/34	3,500	4,497
Series 2020 K, 5% 7/1/44 (d)	1,525	1,673
Series G, 5% 7/1/50 (d)	1,800	1,962
Series K1:
5% 7/1/27	415	484
5% 7/1/29	1,060	1,241
5% 7/1/30	830	965
5% 7/1/31	1,400	1,619
5% 7/1/32	1,000	1,149
5% 7/1/33	2,500	2,855
5% 7/1/34	620	706
Hbr. Point Infrastructure Impt. District Series 2017:
5% 4/1/30 (d)	3,785	4,277
5% 4/1/39 (d)	4,865	5,342
New Britain Gen. Oblig. Series 2017 C, 5% 3/1/29 (FSA Insured)	885	1,095

TOTAL CONNECTICUT		109,476

District Of Columbia - 1.4%
Metropolitan Washington Arpts. Auth. Dulles Toll Road Rev.:
(Dulles Metrorail And Cap. Impt. Proj.) Series 2019 B, 5% 10/1/47	7,150	8,731
(Dulles Metrorail and Cap. Impt. Projs.) Series 2019 A:
5% 10/1/35	2,115	2,645
5% 10/1/37	2,125	2,643
5% 10/1/39	2,000	2,477
5% 10/1/44	7,000	8,561
Metropolitan Washington DC Arpts. Auth. Sys. Rev.:
Series 2017 A:
5% 10/1/31 (c)	1,200	1,491
5% 10/1/32 (c)	1,855	2,295
5% 10/1/33 (c)	910	1,122
5% 10/1/35 (c)	2,070	2,542
5% 10/1/42 (c)	4,140	5,004
Series 2020 A:
5% 10/1/25 (c)	11,725	14,154
5% 10/1/26 (c)	9,015	11,202
5% 10/1/27 (c)	3,125	3,977
5% 10/1/28 (c)	1,560	2,024

TOTAL DISTRICT OF COLUMBIA		68,868

Florida - 8.3%
Brevard County School Board Ctfs. of Prtn. Series 2015 C, 5% 7/1/28	1,445	1,714
Broward County Arpt. Sys. Rev.:
Series 2012 P-1, 5% 10/1/22 (c)	800	862
Series 2012 Q1, 5% 10/1/25	4,315	4,632
Series 2017:
5% 10/1/25 (c)	205	246
5% 10/1/26 (c)	930	1,143
5% 10/1/27 (c)	830	1,042
5% 10/1/29 (c)	2,200	2,721
5% 10/1/30 (c)	610	751
5% 10/1/32 (c)	2,900	3,533
5% 10/1/33 (c)	1,080	1,311
5% 10/1/34 (c)	1,055	1,279
5% 10/1/35 (c)	1,240	1,500
5% 10/1/36 (c)	1,655	1,997
5% 10/1/37 (c)	1,865	2,245
5% 10/1/42 (c)	3,520	4,193
5% 10/1/47 (c)	4,965	5,837
Series A:
5% 10/1/23 (c)	1,180	1,320
5% 10/1/28 (c)	2,485	2,935
5% 10/1/30 (c)	2,900	3,395
5% 10/1/31 (c)	2,485	2,901
5% 10/1/32 (c)	2,320	2,698
Broward County School Board Ctfs. of Prtn.:
(Broward County School District Proj.) Series 2016 A, 5% 7/1/28	555	674
Series 2012 A:
5% 7/1/24	1,795	1,916
5% 7/1/27	4,715	5,019
Series 2015 A:
5% 7/1/24	1,855	2,152
5% 7/1/27	830	981
Series 2015 B, 5% 7/1/24	2,280	2,645
Series 2016, 5% 7/1/32	1,820	2,181
Cap. Projs. Fin. Auth. Student Hsg. Rev. (Cap. Projs. Ln. Prog. - Florida Univs.) Series 2020 A, 5% 10/1/28	2,000	2,318
Collier County Indl. Dev. Auth. Healthcare Facilities Rev. (NCH Healthcare Sys. Proj.) Series 2011, 6.25% 10/1/39	9,550	9,675
Duval County School Board Ctfs. of Prtn.:
Series 2015 B:
5% 7/1/28	1,705	2,023
5% 7/1/32	10,120	11,966
Series 2016 A, 5% 7/1/33	1,110	1,346
Escambia County Health Facilities Auth. Health Facilities Rev. Series 2020 A, 4% 8/15/45	2,820	3,140
Florida Mid-Bay Bridge Auth. Rev.:
Series 2015 A, 5% 10/1/35	5,300	6,046
Series 2015 C:
5% 10/1/30	2,705	3,099
5% 10/1/40	1,655	1,856
Florida Muni. Pwr. Agcy. Rev.:
(Requirements Pwr. Supply Proj.) Series 2016 A:
5% 10/1/30	1,810	2,227
5% 10/1/31	1,975	2,425
(St. Lucie Proj.) Series 2012 A, 5% 10/1/26	3,065	3,313
Series 2015 B:
5% 10/1/28	830	997
5% 10/1/30	1,490	1,776
Greater Orlando Aviation Auth. Arpt. Facilities Rev.:
Series 2016 A, 5% 10/1/46(c)	830	972
Series 2016:
5% 10/1/21 (c)	1,280	1,322
5% 10/1/22 (c)	830	894
5% 10/1/26 (c)	1,405	1,732
5% 10/1/27 (c)	830	1,046
Series 2017 A:
5% 10/1/25 (c)	830	995
5% 10/1/27 (c)	1,655	2,085
5% 10/1/29 (c)	2,485	3,084
5% 10/1/30 (c)	2,665	3,290
5% 10/1/32 (c)	5,590	6,842
5% 10/1/34 (c)	4,965	6,046
5% 10/1/35 (c)	6,565	7,976
5% 10/1/36 (c)	6,210	7,525
5% 10/1/37 (c)	5,175	6,256
Halifax Hosp. Med. Ctr. Rev. Series 2015:
4% 6/1/27	1,165	1,303
5% 6/1/24	230	262
Jacksonville Sales Tax Rev. Series 2012, 5% 10/1/25	830	897
Lake County School Board Ctfs. of Prtn. Series 2014 A:
5% 6/1/27 (FSA Insured)	830	951
5% 6/1/28 (FSA Insured)	830	949
5% 6/1/30 (FSA Insured)	1,865	2,125
Lee County Arpt. Rev. Series 2011 A, 5.375% 10/1/32 (c)	5,225	5,348
Miami-Dade County Aviation Rev.:
Series 2012 A:
5% 10/1/21 (c)	1,575	1,627
5% 10/1/22 (c)	830	894
5% 10/1/23 (c)	6,375	6,862
5% 10/1/24 (c)	7,490	8,059
Series 2014 A:
5% 10/1/28 (c)	4,140	4,748
5% 10/1/33 (c)	6,940	7,869
5% 10/1/36 (c)	13,125	14,826
Series 2015 A:
5% 10/1/29 (c)	1,310	1,522
5% 10/1/31 (c)	1,100	1,269
5% 10/1/35 (c)	4,555	5,152
Series 2016 A:
5% 10/1/29	1,200	1,463
5% 10/1/31	1,450	1,756
Series 2017 B, 5% 10/1/40 (c)	10,760	12,828
Miami-Dade County Cap. Asset Acquisition Series 2012 A, 5% 10/1/26 (Pre-Refunded to 10/1/22 @ 100)	3,105	3,366
Miami-Dade County Expressway Auth.:
Series 2014 A, 5% 7/1/44	2,900	3,224
Series 2014 B:
5% 7/1/26	2,070	2,363
5% 7/1/27	1,450	1,651
5% 7/1/28	830	944
Series 2016 A:
5% 7/1/32	3,560	4,244
5% 7/1/33	3,020	3,592
Miami-Dade County School Board Ctfs. of Prtn.:
Series 2015 A:
5% 5/1/27 (FSA Insured)	645	763
5% 5/1/29	3,375	3,972
Series 2016 A, 5% 5/1/30	6,225	7,554
Miami-Dade County Wtr. & Swr. Rev. Series 2017 B, 4% 10/1/35	3,900	4,675
Orange County Health Facilities Auth.:
Series 2012 A, 5% 10/1/42 (Pre-Refunded to 4/1/22 @ 100)	9,975	10,561
Series 2016 A:
5% 10/1/39	2,200	2,625
5% 10/1/44	1,605	1,896
Orange County School Board Ctfs. of Prtn. Series 2015 C, 5% 8/1/30	8,280	9,867
Palm Beach County Arpt. Sys. Rev. Series 2016:
5% 10/1/21 (c)	995	1,028
5% 10/1/23 (c)	1,095	1,220
5% 10/1/24 (c)	1,140	1,313
5% 10/1/27 (c)	830	1,003
5% 10/1/29 (c)	860	1,026
5% 10/1/30 (c)	1,530	1,818
5% 10/1/31 (c)	1,075	1,273
5% 10/1/32 (c)	1,655	1,952
5% 10/1/33 (c)	3,555	4,180
5% 10/1/34 (c)	3,730	4,382
5% 10/1/35 (c)	3,930	4,608
Palm Beach County Health Facilities Auth. Hosp. Rev. Series 2014, 5% 12/1/22 (Escrowed to Maturity)	555	605
Palm Beach County School Board Ctfs. of Prtn. Series 2015 D:
5% 8/1/28	3,905	4,696
5% 8/1/29	4,965	5,949
Pinellas County Idr (Drs. Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc. Proj.) Series 2019:
5% 7/1/29	400	455
5% 7/1/39	810	956
South Florida Wtr. Mgmt. District Ctfs. of Prtn. Series 2015:
5% 10/1/29	4,140	5,003
5% 10/1/32	5,190	6,207
South Miami Health Facilities Auth. Hosp. Rev. (Baptist Med. Ctr., FL. Proj.) Series 2017:
4% 8/15/33	2,070	2,380
5% 8/15/26	2,815	3,487
5% 8/15/27	1,865	2,370
5% 8/15/28	1,240	1,572
5% 8/15/30	2,685	3,368
5% 8/15/31	2,590	3,237
5% 8/15/32	1,930	2,401
5% 8/15/34	5,360	6,632
5% 8/15/35	3,555	4,390
5% 8/15/42	5,465	6,621
5% 8/15/47	8,115	9,720
Tallahassee Health Facilities Rev.:
(Tallahassee Memorial Healthcare, Inc. Proj.) Series 2016 A, 5% 12/1/41	910	1,024
Series 2015 A, 5% 12/1/40	1,820	2,030
Tampa Tax Allocation (H. Lee Moffitt Cancer Ctr. Proj.) Series 2012 A:
5% 9/1/22	1,905	2,045
5% 9/1/25	340	365
Volusia County Edl. Facilities Auth. Rev. (Embry-Riddle Aeronautical Univ., Inc. Proj.) Series 2020 A:
5% 10/15/44	905	1,118
5% 10/15/49	1,705	2,089
Volusia County School Board Ctfs. of Prtn.:
(Florida Master Lease Prog.) Series 2016 A:
5% 8/1/29 (Build America Mutual Assurance Insured)	830	1,003
5% 8/1/32 (Build America Mutual Assurance Insured)	4,140	4,971
(Master Lease Prog.) Series 2014 B:
5% 8/1/25	1,470	1,692
5% 8/1/26	280	322

TOTAL FLORIDA		418,613

Georgia - 1.8%
Atlanta Arpt. Rev. Series 2019 B, 5% 7/1/25 (c)	1,870	2,239
Atlanta Wtr. & Wastewtr. Rev. Series 2015, 5% 11/1/27	830	993
Columbus Med. Ctr. Hosp. Auth. Bonds (Piedmont Healthcare, Inc. Proj.) Series 2019 B, 5%, tender 7/1/29 (a)	6,900	8,824
DeKalb County Wtr. & Swr. Rev. Series 2011 A, 5.25% 10/1/36	2,485	2,562
Fulton County Dev. Auth. Rev. Series 2019:
4% 6/15/49	1,515	1,736
5% 6/15/52	5,540	6,840
Georgia Muni. Gas Auth. Rev. (Gas Portfolio III Proj.) Series S, 5% 10/1/22	2,835	3,068
Glynn-Brunswick Memorial Hosp. Auth. Rev. (Southeast Georgia Health Sys. Proj.) Series 2017:
4% 8/1/43	1,860	2,011
5% 8/1/39	1,705	1,941
5% 8/1/43	2,275	2,651
Hosp. Auth. of Savannah Auth. Rev. Series 2019 A:
4% 7/1/35	1,400	1,631
4% 7/1/36	4,500	5,225
4% 7/1/43	6,160	7,018
Main Street Natural Gas, Inc. Bonds Series 2018 C, 4%, tender 12/1/23 (a)	21,230	23,284
Private Colleges & Univs. Auth. Rev.:
(Agnes Scott College) Series 2019 A, 5% 6/1/28	1,000	1,237
(The Savannah College of Art and Design Projs.) Series 2014:
5% 4/1/25	2,900	3,278
5% 4/1/30	1,655	1,843
5% 4/1/44	3,160	3,451
Series 2019 A, 5% 6/1/29	800	1,006
Series 2020 B:
5% 9/1/25	4,290	5,232
5% 9/1/31	2,490	3,416
5% 9/1/32	1,880	2,563

TOTAL GEORGIA		92,049

Hawaii - 0.8%
Hawaii Arpts. Sys. Rev.:
Series 2015 A:
5% 7/1/41 (c)	6,210	7,107
5% 7/1/45 (c)	18,015	20,499
Series 2018 A:
5% 7/1/29 (c)	1,055	1,342
5% 7/1/30 (c)	1,240	1,568
5% 7/1/31 (c)	1,215	1,530
5% 7/1/32 (c)	1,240	1,554
5% 7/1/33 (c)	1,265	1,579
Hawaii Gen. Oblig. Series 2020 A, 4% 7/1/34 (c)	750	897
State of Hawaii Dept. of Trans. Series 2013:
5% 8/1/22 (c)	1,305	1,384
5.25% 8/1/24 (c)	1,655	1,829
5.25% 8/1/25 (c)	2,070	2,284

TOTAL HAWAII		41,573

Idaho - 0.0%
Idaho Hsg. & Fin. Assoc. Single Family Mtg. Series 2019 A, 4% 1/1/50	745	833
Illinois - 22.1%
Boone & Winnebago County Cmnty. Unit School District 200 Series 2002, 0% 1/1/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,615	1,605
Chicago Board of Ed.:
Series 1998 B1, 0% 12/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,960	1,930
Series 1999 A, 5.25% 12/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,975	2,053
Series 2011 A:
5% 12/1/41	4,790	4,851
5.25% 12/1/41	2,965	3,009
5.5% 12/1/39	6,540	6,657
Series 2012 A, 5% 12/1/42	7,630	7,821
Series 2015 C, 5.25% 12/1/39	1,405	1,519
Series 2016 B, 6.5% 12/1/46	660	787
Series 2017 A, 7% 12/1/46 (d)	2,320	2,930
Series 2017 C:
5% 12/1/22	2,175	2,296
5% 12/1/23	1,880	2,026
5% 12/1/24	4,770	5,257
5% 12/1/25	2,725	3,068
5% 12/1/26	800	915
5% 12/1/30	2,105	2,418
5% 12/1/34	1,245	1,411
Series 2017 D:
5% 12/1/23	2,460	2,651
5% 12/1/24	1,030	1,135
5% 12/1/31	2,485	2,843
Series 2017 H, 5% 12/1/36	95	107
Series 2018 A:
5% 12/1/25	830	934
5% 12/1/26	830	949
5% 12/1/28	3,915	4,574
5% 12/1/30	1,655	1,925
5% 12/1/32	950	1,099
5% 12/1/35	830	953
Series 2018 C, 5% 12/1/46	3,250	3,661
Series 2019 A:
4% 12/1/27	5,000	5,470
5% 12/1/22	1,575	1,662
5% 12/1/27	1,625	1,880
5% 12/1/28	2,910	3,400
5% 12/1/28	2,000	2,337
5% 12/1/33	1,300	1,512
Chicago Gen. Oblig. Series 2020 A:
5% 1/1/27	430	488
5% 1/1/28	6,400	7,296
5% 1/1/29	5,675	6,526
5% 1/1/30	3,125	3,604
5% 1/1/31	3,760	4,326
Chicago Midway Arpt. Rev.:
Series 2014 A:
5% 1/1/27 (c)	8,550	9,528
5% 1/1/28 (c)	15,855	17,609
5% 1/1/33 (c)	4,450	4,883
5% 1/1/34 (c)	2,150	2,356
Series 2016 A, 5% 1/1/28 (c)	1,655	1,943
Series 2016 B:
4% 1/1/35	1,305	1,427
5% 1/1/36	1,655	1,922
5% 1/1/37	2,235	2,590
5% 1/1/46	5,865	6,728
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2013 B, 5% 1/1/27	5,195	5,645
Series 2013 D, 5% 1/1/27	2,650	2,880
Series 2015 A:
5% 1/1/31 (c)	5,000	5,750
5% 1/1/32 (c)	10,100	11,591
Series 2015 C:
5% 1/1/24 (c)	1,190	1,339
5% 1/1/46 (c)	1,985	2,238
Series 2016 B, 5% 1/1/34	5,050	5,959
Series 2016 C:
5% 1/1/33	2,255	2,667
5% 1/1/34	2,610	3,080
Series 2016 G:
5% 1/1/37 (c)	1,655	1,957
5% 1/1/42 (c)	1,655	1,938
5.25% 1/1/29 (c)	290	356
5.25% 1/1/31 (c)	330	401
Series 2017 A, 5% 1/1/31	2,925	3,572
Series 2017 B:
5% 1/1/35	1,740	2,100
5% 1/1/37	7,080	8,504
Series 2017 C:
5% 1/1/30	495	607
5% 1/1/31	495	605
5% 1/1/32	540	657
Series 2017 D:
5% 1/1/28 (c)	2,475	3,018
5% 1/1/29 (c)	2,070	2,510
5% 1/1/32 (c)	2,235	2,677
5% 1/1/34 (c)	3,360	3,996
5% 1/1/35 (c)	2,485	2,952
5% 1/1/36 (c)	3,090	3,662
5% 1/1/37 (c)	1,655	1,957
Series 2018 A:
5% 1/1/48 (c)	2,215	2,646
5% 1/1/53 (c)	3,790	4,504
Chicago O'Hare Int'l. Arpt. Spl. Facilities Rev. Series 2018:
5% 7/1/38 (c)	2,185	2,575
5% 7/1/48 (c)	9,030	10,432
Chicago Transit Auth.:
Series 2014, 5.25% 12/1/49	14,900	17,091
Series 2017, 5% 12/1/46	3,395	3,968
Chicago Transit Auth. Cap. Grant Receipts Rev. Series 2017:
5% 6/1/23	1,505	1,657
5% 6/1/24	255	291
5% 6/1/25	255	301
5% 6/1/26	205	249
Cook County Forest Preservation District:
Series 2012 A, 5% 11/15/22	1,655	1,777
Series 2012 C, 5% 12/15/21	830	861
Cook County Gen. Oblig.:
Series 2010 A:
5.25% 11/15/22	570	572
5.25% 11/15/33	14,925	14,964
Series 2010 G, 5% 11/15/25	2,815	2,823
Series 2012 C, 5% 11/15/24	9,190	9,868
Series 2016 A:
5% 11/15/26	4,420	5,350
5% 11/15/27	2,320	2,792
5% 11/15/28	3,020	3,615
5% 11/15/29	3,760	4,491
5% 11/15/30	4,140	4,928
Illinois Fin. Auth. Rev.:
(Bradley Univ. Proj.) Series 2017 C:
5% 8/1/29	1,090	1,275
5% 8/1/30	760	884
5% 8/1/32	1,015	1,173
(Depaul Univ. Proj.) Series 2016 A:
4% 10/1/34	830	931
5% 10/1/29	830	994
5% 10/1/30	830	991
5% 10/1/35	1,655	1,948
(OSF Healthcare Sys.) Series 2018 A:
4.125% 5/15/47	25,725	29,247
5% 5/15/43	34,525	42,195
(Presence Health Proj.) Series 2016 C:
3.625% 2/15/32	950	1,079
4% 2/15/33	225	261
5% 2/15/26	2,525	3,107
5% 2/15/29	5,110	6,414
5% 2/15/36	1,160	1,423
(Rosalind Franklin Univ. Research Bldg. Proj.) Series 2017 C, 5% 8/1/46	830	945
(Rush Univ. Med. Ctr. Proj.) Series 2015 A, 5% 11/15/34	415	485
Series 2012 A:
5% 5/15/22	1,805	1,906
5% 5/15/23 (Pre-Refunded to 5/15/22 @ 100)	250	266
Series 2012:
4% 9/1/32	7,265	7,561
5% 9/1/32	1,575	1,678
5% 9/1/38	21,730	23,180
5% 11/15/43 (Pre-Refunded to 11/15/22 @ 100)	4,315	4,690
Series 2013:
5% 11/15/24	415	450
5% 11/15/27	85	92
5% 11/15/28	2,380	2,564
5% 11/15/29	1,160	1,248
Series 2015 A:
5% 11/15/21	495	514
5% 11/15/35	1,985	2,309
5% 11/15/45	2,670	3,055
Series 2015 B, 5% 11/15/27	2,615	3,086
Series 2015 C:
4.125% 8/15/37	735	796
5% 8/15/35	6,175	7,050
5% 8/15/44	30,175	33,798
Series 2016 A:
5% 8/15/22 (Escrowed to Maturity)	830	893
5% 8/15/25 (Escrowed to Maturity)	1,970	2,384
5% 7/1/28	1,020	1,231
5% 2/15/29	4,255	5,084
5% 2/15/30	4,490	5,340
5% 7/1/30	590	704
5% 2/15/31	3,620	4,294
5% 7/1/31	1,040	1,237
5% 2/15/32	3,520	4,162
5% 7/1/33	540	638
5% 7/1/34	4,140	4,880
5% 8/15/35 (Pre-Refunded to 8/15/26 @ 100)	420	527
5% 7/1/36	2,140	2,513
5% 8/15/36 (Pre-Refunded to 8/15/26 @ 100)	1,685	2,114
5.25% 8/15/31 (Pre-Refunded to 8/15/26 @ 100)	495	628
Series 2016 B:
5% 8/15/31	6,095	7,410
5% 8/15/32	5,000	6,053
5% 8/15/34	6,220	7,491
5% 8/15/36	8,680	10,408
Series 2016 C:
3.75% 2/15/34	1,215	1,381
4% 2/15/36	5,160	5,954
4% 2/15/41	14,125	16,137
4% 2/15/41 (Pre-Refunded to 2/15/27 @ 100)	655	794
5% 2/15/24	555	635
5% 2/15/30	6,425	8,022
5% 2/15/31	12,595	15,673
5% 2/15/32	3,660	4,538
5% 2/15/34	2,920	3,595
5% 2/15/41	5,720	6,934
Series 2016:
4% 2/15/41 (Pre-Refunded to 2/15/27 @ 100)	30	36
5% 5/15/29	1,040	1,246
5% 12/1/29	1,420	1,686
5% 5/15/30	2,200	2,626
5% 12/1/46	3,865	4,412
Series 2017 A:
5% 1/1/36	1,860	2,203
5% 8/1/42	730	834
Series 2017:
5% 1/1/29	2,775	3,513
5% 7/1/34	4,640	5,794
5% 7/1/35	3,900	4,859
Series 2018 A:
4.25% 1/1/44	2,465	2,810
5% 1/1/44	14,900	17,708
Series 2019:
4% 9/1/37	600	660
4% 9/1/41	1,000	1,088
5% 9/1/36	1,000	1,206
Illinois Gen. Oblig.:
Series 2010, 5% 1/1/21 (FSA Insured)	2,565	2,565
Series 2012 A, 4% 1/1/23	2,090	2,143
Series 2012:
5% 8/1/21	1,985	2,030
5% 3/1/23	4,265	4,436
5% 8/1/23	3,810	4,136
Series 2013:
5% 1/1/22	2,420	2,427
5.5% 7/1/24	830	905
5.5% 7/1/25	4,315	4,690
Series 2014:
5% 2/1/22	880	917
5% 2/1/23	3,665	3,928
5% 2/1/25	3,005	3,289
5% 2/1/26	2,270	2,471
5% 4/1/28	1,895	2,054
5% 5/1/28	1,780	1,933
5.25% 2/1/31	360	389
Series 2016:
5% 2/1/23	1,500	1,608
5% 2/1/24	8,285	9,105
5% 6/1/25	7,295	8,242
5% 11/1/25	2,485	2,829
5% 6/1/26	995	1,143
5% 2/1/27	5,585	6,479
Series 2017 D:
5% 11/1/21	100	103
5% 11/1/22	19,770	20,873
5% 11/1/23	20,695	22,337
5% 11/1/24	28,975	31,776
5% 11/1/25	28,795	32,156
5% 11/1/26	8,690	9,825
5% 11/1/27	2,900	3,305
Series 2018 A, 5% 10/1/28	230	273
Series 2019 B:
5% 9/1/21	3,990	4,093
5% 9/1/22	3,915	4,152
5% 9/1/23	3,990	4,340
5% 9/1/24	3,990	4,446
Illinois Hsg. Dev. Auth. Multi-family Hsg. Rev. Series 2019, 2.9% 7/1/35	6,214	6,804
Illinois Muni. Elec. Agcy. Pwr. Supply Series 2015 A, 5% 2/1/31	3,370	3,964
Illinois Toll Hwy. Auth. Toll Hwy. Rev.:
Series 2015 A, 5% 1/1/37	3,020	3,520
Series 2016 A:
5% 12/1/31	5,825	6,982
5% 12/1/32	8,525	10,172
Series A:
5% 1/1/36	1,000	1,326
5% 1/1/38	350	460
5% 1/1/40	2,390	3,126
5% 1/1/45	10,100	13,000
Kane, McHenry, Cook & DeKalb Counties Unit School District #300 Series 2002, 0% 12/1/21 (AMBAC Insured)	2,560	2,546
Kendall, Kane & Will Counties Cmnty. Unit School District #308 Series 2016:
5% 2/1/34	5,795	6,832
5% 2/1/35	4,140	4,872
5% 2/1/36	7,120	8,364
McHenry & Kane Counties Cmnty. Consolidated School District #158 Series 2004, 0% 1/1/24 (FSA Insured)	4,220	4,100
Metropolitan Pier & Exposition:
(McCormick Place Expansion Proj.):
Series 1996 A, 0% 6/15/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,215	5,059
Series 2010 B1:
0% 6/15/43 (FSA Insured)	41,985	21,512
0% 6/15/44 (FSA Insured)	48,430	23,779
0% 6/15/45 (FSA Insured)	25,250	11,859
0% 6/15/47 (FSA Insured)	3,000	1,296
Series 2012 B, 0% 12/15/51	10,845	3,180
Series A:
0% 6/15/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,045	1,028
0% 12/15/24 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,560	2,421
Series 1996 A, 0% 6/15/24	2,535	2,419
Series 1998 A, 5.5% 12/15/23	10	11
Series 2017 B:
5% 12/15/25	830	959
5% 12/15/26	2,755	3,247
5% 12/15/27	295	353
5% 12/15/31	560	656
5% 12/15/34	330	382
Northern Illinois Univ. Revs. Series 2020 B:
5% 4/1/26 (Build America Mutual Assurance Insured)	1,400	1,679
5% 4/1/28 (Build America Mutual Assurance Insured)	1,300	1,627
5% 4/1/30 (Build America Mutual Assurance Insured)	1,000	1,297
5% 4/1/32 (Build America Mutual Assurance Insured)	1,295	1,659
Railsplitter Tobacco Settlement Auth. Rev. Series 2017:
5% 6/1/27	4,140	5,044
5% 6/1/28	2,275	2,756
Univ. of Illinois Rev.:
Series 2013:
6% 10/1/42	4,555	5,008
6.25% 10/1/38	4,495	4,990
Series 2018 A, 5% 4/1/30	3,425	4,314
Will County Cmnty. Unit School District #365-U Series 2007 B, 0% 11/1/26 (FSA Insured)	5,095	4,816
Will County Illinois Series 2016:
5% 11/15/31 (Pre-Refunded to 11/15/25 @ 100)	1,340	1,644
5% 11/15/32 (Pre-Refunded to 11/15/25 @ 100)	1,020	1,251
5% 11/15/33 (Pre-Refunded to 11/15/25 @ 100)	1,240	1,521
5% 11/15/34 (Pre-Refunded to 11/15/25 @ 100)	1,240	1,521

TOTAL ILLINOIS		1,105,928

Indiana - 1.3%
Indiana Fin. Auth. Rev.:
Series 2015 A, 5.25% 2/1/32	5,845	6,962
Series 2016:
4% 9/1/21	330	338
5% 9/1/22	250	268
5% 9/1/23	375	418
5% 9/1/24	560	648
5% 9/1/26	1,075	1,327
5% 9/1/27	540	663
5% 9/1/28	2,535	3,093
5% 9/1/29	1,240	1,505
5% 9/1/30	1,160	1,403
Indiana Fin. Auth. Wastewtr. Util. Rev.:
(CWA Auth. Proj.):
Series 2012 A, 5% 10/1/26	2,105	2,274
Series 2015 A, 5% 10/1/30	3,990	4,641
Series 2011 A, 5.25% 10/1/25	1,450	1,502
Indiana Hsg. & Cmnty. Dev. Auth. (Glasswater Creek of Whitestown Proj.) Series 2020, 5.375% 10/1/40 (d)	2,045	2,097
Indianapolis Local Pub. Impt.:
(Indianapolis Arpt. Auth. Proj.) Series 2019 I, 5% 1/1/44	5,100	6,373
Series 2016:
4% 1/1/32 (c)	830	919
4% 1/1/33 (c)	830	915
4% 1/1/34 (c)	1,010	1,111
4% 1/1/35 (c)	2,300	2,527
5% 1/1/26 (c)	875	1,052
Lake Central Multi-District School Bldg. Corp. Series 2012 B, 5% 1/15/30 (Pre-Refunded to 1/15/23 @ 100)	1,700	1,865
Purdue Univ. Rev. Series 2018 DD:
5% 7/1/34	995	1,281
5% 7/1/35	1,960	2,518
5% 7/1/36	2,130	2,728
5% 7/1/37	1,970	2,517
5% 7/1/38	2,345	2,989
Saint Joseph County Econ. Dev. Auth. Rev. (St. Mary's College Proj.):
Series 2019:
4% 4/1/38	260	294
4% 4/1/46	6,035	6,653
5% 4/1/43	460	561
Series 2020:
4% 4/1/38	1,510	1,707
5% 4/1/32	1,805	2,282

TOTAL INDIANA		65,431

Iowa - 0.1%
Iowa Fin. Auth. Rev. Series A:
5% 5/15/43	1,145	1,236
5% 5/15/48	1,300	1,396
Iowa Student Ln. Liquidity Corp. Student Ln. Rev. Series 2019 B:
5% 12/1/26 (c)	1,850	2,256
5% 12/1/27 (c)	1,965	2,427

TOTAL IOWA		7,315

Kansas - 0.2%
Wyandotte County/Kansas City Unified Govt. Util. Sys. Rev. Series 2016 A:
5% 9/1/40	3,740	4,367
5% 9/1/45	5,630	6,526

TOTAL KANSAS		10,893

Kentucky - 1.2%
Kenton County Arpt. Board Arpt. Rev. Series 2016:
5% 1/1/21	540	540
5% 1/1/22	600	626
5% 1/1/23	350	381
5% 1/1/28	1,310	1,568
5% 1/1/31	1,240	1,463
5% 1/1/32	1,240	1,459
Kentucky Econ. Dev. Fin. Auth.:
Series 2019 A1:
5% 8/1/35	1,000	1,269
5% 8/1/44	1,000	1,225
Series 2019 A2, 5% 8/1/44	2,995	3,670
Kentucky State Property & Buildings Commission Rev. (Proj. No. 119) Series 2018:
5% 5/1/26	830	1,010
5% 5/1/27	2,435	3,039
5% 5/1/29	4,510	5,706
5% 5/1/32	1,185	1,504
5% 5/1/33	915	1,156
5% 5/1/34	1,045	1,313
5% 5/1/35	615	759
5% 5/1/36	520	638
Kentucky, Inc. Pub. Energy Bonds Series A, 4%, tender 6/1/26 (a)	10,000	11,639
Louisville & Jefferson County:
Bonds:
Series 2020 C, 5%, tender 10/1/26 (a)	1,695	2,096
Series 2020 D, 5%, tender 10/1/29 (a)	2,030	2,671
Series 2013 A:
5.5% 10/1/33	2,815	3,135
5.75% 10/1/38	7,255	8,085
Series 2020 A:
5% 10/1/37	2,405	3,066
5% 10/1/38	2,300	2,924

TOTAL KENTUCKY		60,942

Louisiana - 1.2%
Louisiana Pub. Facilities Auth. Hosp. Rev. (Franciscan Missionaries of Our Lady Health Sys. Proj.) Series 2017 A, 5% 7/1/47	1,950	2,299
Louisiana Pub. Facilities Auth. Rev.:
(Tulane Univ. of Louisiana Proj.) Series 2016 A:
5% 12/15/24	1,240	1,459
5% 12/15/25	2,585	3,141
5% 12/15/26	1,045	1,304
5% 12/15/28	1,655	2,036
5% 12/15/29	1,175	1,438
5% 12/15/30	2,320	2,830
Series 2018 E:
5% 7/1/37	1,615	2,038
5% 7/1/38	1,260	1,586
New Orleans Aviation Board Rev.:
(North Term. Proj.):
Series 2015 B:
5% 1/1/27 (c)	1,160	1,342
5% 1/1/29 (c)	4,295	4,931
5% 1/1/30 (c)	5,795	6,626
5% 1/1/31 (c)	2,070	2,362
5% 1/1/40 (c)	14,560	16,381
Series 2017 B:
5% 1/1/27 (c)	330	407
5% 1/1/28 (c)	205	251
5% 1/1/32 (c)	330	395
5% 1/1/33 (c)	580	691
5% 1/1/34 (c)	180	214
5% 1/1/35 (c)	330	392
Series 2017 D2:
5% 1/1/27 (c)	415	512
5% 1/1/28 (c)	595	728
5% 1/1/31 (c)	530	636
5% 1/1/33 (c)	850	1,013
5% 1/1/34 (c)	1,020	1,212
5% 1/1/36 (c)	775	918
5% 1/1/37 (c)	1,275	1,506

TOTAL LOUISIANA		58,648

Maine - 1.2%
Maine Health & Higher Edl. Facilities Auth. Rev.:
(Eastern Maine Healthcare Systems Proj.) Series 2013, 5% 7/1/43	3,745	3,952
Series 2011:
6.75% 7/1/41	1,850	1,883
7.5% 7/1/32	4,235	4,333
Series 2013, 5% 7/1/25	1,475	1,605
Series 2016 A:
4% 7/1/41	1,935	2,014
4% 7/1/46	3,180	3,274
5% 7/1/41	8,620	9,525
5% 7/1/46	22,975	25,172
Series 2017 B:
4% 7/1/25	375	421
4% 7/1/31	580	646
4% 7/1/32	415	458
4% 7/1/34	835	915
5% 7/1/26	270	323
5% 7/1/28	420	509
5% 7/1/29	330	397
5% 7/1/33	830	983
5% 7/1/35	630	743
Maine Tpk. Auth. Tpk. Rev. Series 2015:
5% 7/1/32	870	1,020
5% 7/1/36	2,150	2,500
5% 7/1/38	555	643

TOTAL MAINE		61,316

Maryland - 1.1%
City of Westminster Series 2016:
5% 11/1/27	2,150	2,478
5% 11/1/28	2,275	2,610
5% 11/1/29	2,410	2,745
5% 11/1/30	2,555	2,890
Harford County Gen. Oblig.:
Series 2020 A:
5% 10/1/27	2,000	2,609
5% 10/1/29	2,000	2,744
Series 2020 B:
5% 7/1/28	3,465	4,612
5% 7/1/29	3,385	4,618
Maryland Cmnty. Dev. Admin Dept. Hsg. & Cmnty. Dev. Series 2019 B, 4% 9/1/49	4,205	4,678
Maryland Econ. Dev. Auth. Rev. (Ports America Chesapeake LLC. Proj.) Series 2017 A:
5% 6/1/30	1,035	1,222
5% 6/1/35	1,655	1,916
Maryland Econ. Dev. Corp. (Purple Line Lt. Rail Proj.) Series 2016 D:
5% 3/31/41 (c)	1,505	1,610
5% 3/31/46 (c)	2,485	2,659
Maryland Health & Higher Edl. Facilities Auth. Rev.:
(Medstar Health, Inc. Proj.) Series 2017 A, 5% 5/15/45	2,645	3,177
Series 2015, 5% 7/1/24	625	717
Series 2016 A:
4% 7/1/42	1,430	1,536
5% 7/1/35	575	660
Maryland Trans. Auth. Trans. Facility Projs. Rev. Series 2020:
4% 7/1/45	5,010	6,008
4% 7/1/50	2,920	3,474

TOTAL MARYLAND		52,963

Massachusetts - 4.0%
Massachusetts Dev. Fin. Agcy. Rev.:
(Lawrence Gen. Hosp.) Series 2017, 5% 7/1/21	380	381
(Lesley Univ. Proj.) Series 2016, 5% 7/1/39	1,360	1,580
(Partners Healthcare Sys., Inc. Proj.):
Series 2017 S:
5% 7/1/30	3,210	4,099
5% 7/1/34	3,500	4,393
Series 2017, 4% 7/1/41	8,280	9,544
(Univ. of Massachusetts Health Cr., Inc. Proj.) Series 2017 L, 4% 7/1/44	830	917
(Wentworth Institute of Technology Proj.) Series 2017:
5% 10/1/27	830	994
5% 10/1/28	875	1,041
5% 10/1/29	920	1,089
5% 10/1/31	1,015	1,187
5% 10/1/32	1,065	1,238
Series 2016 I, 5% 7/1/41	1,925	2,207
Series 2016:
5% 10/1/29	830	998
5% 10/1/30	1,240	1,485
5% 7/1/31	1,385	1,650
5% 10/1/31	1,340	1,600
5% 10/1/43	8,995	10,241
Series 2017:
5% 7/1/34	1,325	1,569
5% 7/1/35	1,000	1,182
Series 2019, 5% 9/1/59	16,180	19,598
Series 2020 A:
4% 7/1/45	12,200	13,480
5% 10/15/27	5,000	6,557
5% 10/15/28	20,500	27,565
5% 10/15/29	10,500	14,442
Series BB1, 5% 10/1/46	345	406
Series M:
4% 10/1/50	12,425	13,800
5% 10/1/45	9,360	11,475
Massachusetts Edl. Fing. Auth. Rev. Series 2019 B:
5% 7/1/27 (c)	1,000	1,238
5% 7/1/28 (c)	1,915	2,406
Massachusetts Gen. Oblig.:
Series 2017 A, 5% 4/1/36	1,750	2,177
Series E:
5% 11/1/45	4,450	5,878
5% 11/1/50	15,180	19,867
Massachusetts Health & Edl. Facilities Auth. Rev. (Blood Research Institute Proj.) Series A, 6.5% 2/1/22	605	607
Massachusetts Port Auth. Rev.:
Series 2016 A:
5% 7/1/33	1,740	2,114
5% 7/1/34	895	1,085
5% 7/1/38	1,300	1,565
Series 2016 B, 5% 7/1/43 (c)	7,110	8,378

TOTAL MASSACHUSETTS		200,033

Michigan - 2.6%
Detroit Downtown Dev. Auth. Tax:
Series 2018 A, 5% 7/1/32 (FSA Insured)	1,000	1,128
Series A, 5% 7/1/34 (FSA Insured)	1,000	1,125
Detroit School District School Bldg. and Site Impt. Series 2012 A, 5% 5/1/23	3,310	3,513
Flint Hosp. Bldg. Auth. Rev. Series 2020, 5% 7/1/38	1,515	1,806
Great Lakes Wtr. Auth. Sew Disp. Sys. Series 2018 A:
5% 7/1/43	2,030	2,481
5% 7/1/48	8,725	10,573
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev. Series 2016, 5% 5/15/28	1,955	2,374
Michigan Bldg. Auth. Rev. Series 2015 I:
5% 4/15/30	3,960	4,779
5% 4/15/30 (Pre-Refunded to 10/15/25 @ 100)	180	220
Michigan Fin. Auth. Rev.:
(Charter County of Wayne Criminal Justice Ctr. Proj.) Series 2018, 5% 11/1/43	2,570	3,192
(Trinity Health Proj.) Series 2017, 5% 12/1/42	2,140	2,645
Series 2012 A, 5% 6/1/21 (Escrowed to Maturity)	290	296
Series 2012, 5% 11/15/42	8,595	9,112
Series 2015 MI, 5% 12/1/24	3,680	4,343
Series 2016, 5% 11/15/41	1,560	1,853
Series 2019 A, 5% 11/15/48	2,105	2,644
Series 2020 A, 4% 6/1/49	2,545	2,889
Series MI, 5.5% 12/1/27	3,930	4,779
Michigan Hosp. Fin. Auth. Rev.:
(Trinity Health Proj.) Series 2008 C, 5% 12/1/32	1,240	1,578
Series 2012 A, 5% 6/1/26	1,655	1,758
Michigan Hsg. Dev. Auth. Single Family Mtg. Rev. Series A, 3.5% 12/1/50	2,285	2,548
Oakland Univ. Rev. Series 2019:
5% 3/1/44	8,540	10,384
5% 3/1/50	13,450	16,193
Portage Pub. Schools Series 2016:
5% 11/1/30	2,365	2,873
5% 11/1/31	2,090	2,531
5% 11/1/36	205	245
Wayne County Arpt. Auth. Rev.:
Series 2015 F, 5% 12/1/27 (c)	5,790	6,885
Series 2015 G, 5% 12/1/28 (c)	4,555	5,395
Series 2017 A:
4% 12/1/33 (FSA Insured)	1,230	1,409
4% 12/1/34 (FSA Insured)	1,020	1,167
4% 12/1/35 (FSA Insured)	995	1,135
4% 12/1/36 (FSA Insured)	1,035	1,178
5% 12/1/31	310	381
5% 12/1/32	315	385
5% 12/1/34	580	708
5% 12/1/35	540	658
5% 12/1/37	355	429
Series 2017 B:
5% 12/1/29 (c)	495	602
5% 12/1/30 (c)	580	701
5% 12/1/31 (c)	660	794
5% 12/1/32 (c)	420	504
5% 12/1/32 (c)	540	646
5% 12/1/34 (c)	495	592
5% 12/1/35 (c)	540	644
5% 12/1/37 (c)	705	837
5% 12/1/42 (c)	830	974
Series 2018 D, 5% 12/1/29 (c)	3,645	4,566

TOTAL MICHIGAN		128,452

Minnesota - 0.3%
Duluth Econ. Dev. Auth. Health Care Facilities Rev. Series 2018 A, 5% 2/15/48	6,000	7,126
Maple Grove Health Care Sys. Rev.:
Series 2015, 5% 9/1/29	2,345	2,715
Series 2017:
4% 5/1/21	415	419
5% 5/1/25	660	778
Minnesota Higher Ed. Facilities Auth. Rev. Series 2018 A:
5% 10/1/30	615	752
5% 10/1/45	1,370	1,604
Moorhead Edl. Facilities Rev. (The Concordia College Corp. Proj.) Series 2016, 5% 12/1/25	990	1,098

TOTAL MINNESOTA		14,492

Missouri - 0.9%
Cape Girardeau County Indl. Dev. Auth. (Southeast Hosp. Proj.) Series 2017 A:
5% 3/1/30	580	648
5% 3/1/31	620	690
5% 3/1/36	1,240	1,362
Kansas City Spl. Oblig. (Downtown Streetcar Proj.) Series 2014 A:
5% 9/1/26	980	983
5% 9/1/27	405	406
5% 9/1/28	830	833
5% 9/1/29	830	833
5% 9/1/30	1,150	1,154
Kansas City Wtr. Rev. Series 2020 A, 4% 12/1/42	1,200	1,498
Missouri Health & Edl. Facilities Rev.:
Series 2015 B:
3.125% 2/1/27	830	920
3.25% 2/1/28	830	921
4% 2/1/40	660	725
5% 2/1/29	1,025	1,226
5% 2/1/31	2,150	2,554
5% 2/1/33	2,375	2,799
5% 2/1/36	2,235	2,614
Series 2019 A:
4% 10/1/48	2,850	3,189
5% 10/1/46	5,575	6,733
Missouri Hsg. Dev. Commission Single Family Mtg. Rev. Series 2019, 4% 5/1/50	875	979
Saint Louis Arpt. Rev. Series 2019 C:
5% 7/1/33	2,390	3,028
5% 7/1/34	1,750	2,212
Saint Louis County Indl. Dev. Auth. Sr. Living Facilities Rev.:
Series 2017, 5% 9/1/48	1,000	1,105
Series 2018 A:
5.125% 9/1/48	3,325	3,689
5.125% 9/1/49	2,665	2,955

TOTAL MISSOURI		44,056

Montana - 0.0%
Montana Board Hsg. Single Family:
Series 2017 B, 4% 12/1/48 (c)	935	987
Series 2019 B, 4% 6/1/50	450	515

TOTAL MONTANA		1,502

Nebraska - 0.5%
Douglas County Neb Edl. Facilities Rev. (Creighton Univ. Proj.) Series 2017:
4% 7/1/34	830	929
5% 7/1/36	570	675
Nebraska Invt. Fin. Auth. Single Family Hsg. Rev.:
Series 2019 B, 4% 9/1/49 (c)	2,475	2,714
Series 2019 E, 3.75% 9/1/49 (c)	2,825	3,044
Series 2020 A, 3.5% 9/1/50	1,980	2,206
Nebraska Pub. Pwr. District Rev. Series 2016 B:
5% 1/1/37	2,050	2,430
5% 1/1/40	935	1,103
Omaha Arpt. Auth. Arpt. Rev.:
Series 2017 A:
5% 12/15/22 (c)	620	671
5% 12/15/23 (c)	620	695
5% 12/15/25 (c)	330	394
5% 12/15/26 (c)	1,190	1,459
5% 12/15/27 (c)	830	1,009
5% 12/15/30 (c)	1,240	1,489
5% 12/15/31 (c)	650	780
5% 12/15/33 (c)	660	785
5% 12/15/35 (c)	1,655	1,967
5% 12/15/36 (c)	420	498
Series 2017 C, 5% 12/15/21 (c)	340	353

TOTAL NEBRASKA		23,201

Nevada - 0.2%
Clark County McCarran Int'l. Arpt. Passenger Facility Charge Rev. (Clark County Arpt. Rev. Proj.) Series 2017 B, 5% 7/1/22 (c)	1,865	1,991
Las Vegas Valley Wtr. District Wtr. Impt. Gen. Oblig. Series 2016 B, 5% 6/1/36	3,750	4,543
Nevada Hsg. Division Single Family Mtg. Rev. Series 2019 B, 4% 10/1/49	1,385	1,546
Tahoe-Douglas Visitors Auth. Series 2020:
5% 7/1/40	1,000	1,119
5% 7/1/45	2,605	2,870

TOTAL NEVADA		12,069

New Hampshire - 1.9%
Nat'l. Finnance Auth. Series 2020 1, 4.125% 1/20/34	6,066	6,811
New Hampshire Health & Ed. Facilities Auth.:
(Concord Hosp.) Series 2017, 5% 10/1/42	2,485	2,970
(Dartmouth-Hitchcock Oblgtd Grp Proj.) Series 2018 A:
5% 8/1/28	895	1,131
5% 8/1/29	855	1,073
5% 8/1/30	850	1,062
(Partners Healthcare Sys., Inc. Proj.):
Series 2017 5% 7/1/29	3,275	4,202
Series 2017:
5% 7/1/30	2,125	2,713
5% 7/1/31	4,750	6,034
5% 7/1/32	3,185	4,023
5% 7/1/33	2,900	3,648
5% 7/1/34	4,415	5,541
5% 7/1/35	4,635	5,806
5% 7/1/36	4,870	6,083
5% 7/1/37	4,290	5,345
Series 2017, 5% 7/1/44	1,035	1,191
New Hampshire Health & Ed. Facilities Auth. Rev.:
(Covenant Health Sys., Inc. Proj.) Series 2012, 5% 7/1/42	420	433
Series 2012:
4% 7/1/32	2,295	2,359
5% 7/1/24	830	877
5% 7/1/25	980	1,035
5% 7/1/27	415	437
Series 2016:
4% 10/1/38	2,010	2,227
5% 10/1/22	885	950
5% 10/1/24	1,755	2,028
5% 10/1/25	1,740	2,076
5% 10/1/29	5,525	6,673
5% 10/1/31	4,315	5,176
5% 10/1/33	3,355	3,996
5% 10/1/38	6,185	7,296

TOTAL NEW HAMPSHIRE		93,196

New Jersey - 5.7%
Atlantic County Impt. Auth. (Atlantic City Campus Proj.) Series 2016 A:
5% 7/1/28 (FSA Insured)	860	1,020
5% 7/1/30 (FSA Insured)	2,105	2,478
5% 7/1/32 (FSA Insured)	1,035	1,207
5% 7/1/33 (FSA Insured)	1,075	1,250
New Jersey Econ. Dev. Auth.:
(White Horse HMT Urban Renewal LLC Proj.) Series 2020, 5% 1/1/40 (d)	1,000	995
Series A, 5% 11/1/40	8,915	10,804
New Jersey Econ. Dev. Auth. Rev.:
(Black Horse EHT Urban Renewal LLC Proj.) Series 2019 A, 5% 10/1/39 (d)	910	911
(New Jersey Gen. Oblig. Proj.):
Series 2015 XX, 5% 6/15/25	10,905	12,824
Series 2017 B, 5% 11/1/23	14,900	16,683
Series 2013 NN:
5% 3/1/26	4,125	4,460
5% 3/1/27	51,700	55,719
5% 3/1/29	2,055	2,205
Series 2013:
5% 3/1/24	14,900	16,210
5% 3/1/25	1,820	1,974
Series 2015 XX, 5.25% 6/15/27	14,075	16,450
Series 2016 AAA:
5.5% 6/15/31	1,655	2,014
5.5% 6/15/32	4,140	5,017
Series LLL, 5% 6/15/44	2,680	3,222
New Jersey Edl. Facility Series 2016 A:
5% 7/1/31	1,740	2,026
5% 7/1/32	1,985	2,303
New Jersey Gen. Oblig. Series 2020 A:
4% 6/1/30	3,275	4,010
4% 6/1/31	1,230	1,521
4% 6/1/32	830	1,035
5% 6/1/29	3,685	4,773
New Jersey Health Care Facilities Fing. Auth. Rev.:
Series 2016 A:
5% 7/1/21	275	281
5% 7/1/22	275	293
5% 7/1/23	970	1,069
5% 7/1/24	1,600	1,827
5% 7/1/25	1,660	1,960
5% 7/1/26	915	1,113
5% 7/1/26	275	335
5% 7/1/27	420	507
5% 7/1/27	620	770
5% 7/1/28	300	372
5% 7/1/29	580	694
5% 7/1/29	415	496
5% 7/1/30	690	822
5% 7/1/30	830	1,026
Series 2016:
4% 7/1/48	2,400	2,551
5% 7/1/41	2,865	3,262
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev.:
Series 2017 1A:
5% 12/1/22 (c)	1,000	1,087
5% 12/1/23 (c)	1,675	1,892
5% 12/1/26 (c)	830	1,015
Series 2017 1B, 5% 12/1/21 (c)	1,060	1,104
Series 2018 B:
5% 12/1/25 (c)	3,495	4,187
5% 12/1/26 (c)	1,035	1,266
New Jersey Trans. Trust Fund Auth.:
(Trans. Prog.) Series 2019 AA, 5.25% 6/15/43	21,525	25,947
Series 2005 B, 5.25% 12/15/22 (AMBAC Insured)	330	360
Series 2010 A, 0% 12/15/27	9,485	8,332
Series 2014 AA, 5% 6/15/24	8,280	9,400
Series 2016 A:
5% 6/15/27	2,250	2,682
5% 6/15/28	9,150	10,820
5% 6/15/29	1,865	2,189
Series 2016 A-2, 5% 6/15/23	4,455	4,902
Series AA:
4% 6/15/35	1,500	1,743
4% 6/15/40	1,680	1,908
4% 6/15/45	6,895	7,711
5% 6/15/29	1,615	1,702
5% 6/15/35	490	618
5% 6/15/39	3,000	3,712
5% 6/15/45	1,550	1,887
Series BB, 5% 6/15/50	1,885	2,214

TOTAL NEW JERSEY		285,167

New Mexico - 0.1%
New Mexico Mtg. Fin. Auth. Series 2019 D, 3.75% 1/1/50	1,965	2,183
Santa Fe Retirement Fac.:
Series 2019 A:
2.25% 5/15/24	140	138
5% 5/15/34	275	301
5% 5/15/39	205	222
5% 5/15/44	215	232
5% 5/15/49	425	456
Series 2019 B1, 2.625% 5/15/25	230	229

TOTAL NEW MEXICO		3,761

New York - 5.4%
Dorm. Auth. New York Univ. Rev.:
(Fordham Univ. Proj.) Series 2017:
4% 7/1/33	1,035	1,201
4% 7/1/34	1,035	1,196
Series 2017:
4% 12/1/21 (d)	900	923
5% 12/1/22 (d)	1,400	1,506
5% 12/1/23 (d)	1,200	1,336
5% 12/1/24 (d)	1,100	1,267
5% 12/1/25 (d)	1,200	1,426
Hudson Yards Infrastructure Corp. New York Rev. Series 2012 A, 5.75% 2/15/47	5,445	5,477
Long Island Pwr. Auth. Elec. Sys. Rev. Series 2012 A, 5% 9/1/42	7,185	7,706
MTA Hudson Rail Yards Trust Oblig. Series 2016 A, 5% 11/15/56	26,320	28,514
New York City Gen. Oblig.:
Series 2012 E, 5% 8/1/24	4,140	4,352
Series 2015 C, 5% 8/1/27	580	684
Series 2016 C and D, 5% 8/1/28	2,175	2,654
Series 2016 E, 5% 8/1/28	3,645	4,513
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev. Series 2012 EE, 5.25% 6/15/30	5,960	6,386
New York City Transitional Fin. Auth. Bldg. Aid Rev.:
Series 2015 S1, 5% 7/15/43	4,140	4,796
Series 2015 S2, 5% 7/15/35	1,465	1,739
New York City Transitional Fin. Auth. Rev. Series C1, 5% 5/1/29	3,720	4,984
New York Dorm. Auth. Mental Health Svcs. Facilities Impt. Rev. Series 2012 A, 5% 5/15/23	4,635	4,928
New York Dorm. Auth. Sales Tax Rev. Series 2016 A, 5% 3/15/34	5,630	6,843
New York Metropolitan Trans. Auth. Rev.:
Series 2014 B, 5% 11/15/44	8,280	8,958
Series 2015 A1, 5% 11/15/45	6,170	6,782
Series 2020 D:
4% 11/15/46	39,325	43,545
4% 11/15/47	2,710	2,998
New York State Mtg. Agcy. Homeowner Mtg. Series 221, 3.5% 10/1/32 (c)	980	1,065
New York State Urban Dev. Corp.:
Series 2020 A, 5% 3/15/42	2,000	2,603
Series 2020 C, 5% 3/15/47	20,400	26,237
Series 2020 E:
4% 3/15/44	28,000	32,973
4% 3/15/45	22,500	26,412
New York Trans. Dev. Corp. (Laguardia Arpt. Term. Redev. Proj.) Series 2016 A, 5% 7/1/41 (c)	3,560	3,904
New York Urban Dev. Corp. Rev.:
(New York State Gen. Oblig. Proj.) Series 2017 A, 5% 3/15/34	5,215	6,412
Gen. Oblig. (New York State Gen. Oblig. Proj.) Series 2017 A, 5% 3/15/32	4,470	5,551
Oneida County Local Dev. Corp. Rev. (Mohawk Valley Health Sys. Proj.) Series 2019 A:
4% 12/1/33 (FSA Insured)	1,200	1,423
5% 12/1/31 (FSA Insured)	1,500	1,959
Onondaga Civic Dev. Corp. (Le Moyne College Proj.) Series 2018, 5% 1/1/43	830	946
Rockland County Gen. Oblig. Series 2014 A:
4% 3/1/23 (FSA Insured)	930	1,004
4% 3/1/24 (FSA Insured)	1,140	1,271
Triborough Bridge & Tunnel Auth. Revs. Series 2015 A, 5.25% 11/15/45	4,140	4,859

TOTAL NEW YORK		271,333

New York And New Jersey - 0.1%
Port Auth. of New York & New Jersey Series 194, 5.25% 10/15/55	3,915	4,553
North Carolina - 0.7%
Charlotte Ctfs. of Prtn. (Convention Facility Projs.) Series 2019 A:
5% 6/1/44	4,000	5,078
5% 6/1/46	2,120	2,679
Charlotte Int'l. Arpt. Rev.:
Series 2017 A:
5% 7/1/30	1,265	1,586
5% 7/1/33	1,040	1,289
5% 7/1/37	2,910	3,575
Series 2017 B:
5% 7/1/21 (c)	175	179
5% 7/1/22 (c)	125	133
5% 7/1/23 (c)	135	150
5% 7/1/24 (c)	155	178
5% 7/1/25 (c)	85	101
5% 7/1/26 (c)	85	104
5% 7/1/27 (c)	160	201
5% 7/1/28 (c)	135	168
5% 7/1/29 (c)	195	241
5% 7/1/30 (c)	210	259
5% 7/1/31 (c)	395	485
5% 7/1/32 (c)	420	513
5% 7/1/33 (c)	440	536
5% 7/1/34 (c)	460	559
5% 7/1/35 (c)	315	382
5% 7/1/36 (c)	255	309
5% 7/1/37 (c)	300	362
5% 7/1/42 (c)	975	1,165
Series 2017 C, 4% 7/1/32	1,190	1,378
Nash Health Care Sys. Health Care Facilities Rev.:
Series 2003, 5% 11/1/30 (FSA Insured)	1,055	1,058
Series 2012, 5% 11/1/41	4,490	4,642
New Hanover County Hosp. Rev. Series 2017:
5% 10/1/27	275	349
5% 10/1/42	2,215	2,663
5% 10/1/47	1,000	1,192
North Carolina Med. Care Cmnty. Health Series 2012 A, 5% 11/15/26	1,070	1,132

TOTAL NORTH CAROLINA		32,646

Ohio - 2.5%
Akron Bath Copley Hosp. District Rev. Series 2016, 5.25% 11/15/46	7,285	8,606
Allen County Hosp. Facilities Rev.:
(Mercy Health) Series 2017 A:
5% 8/1/25	2,475	2,983
5% 8/1/26	1,645	2,048
5% 8/1/27	2,060	2,637
5% 8/1/28	2,060	2,660
5% 8/1/29	4,130	5,300
5% 8/1/30	3,520	4,496
Bonds (Mercy Health) Series 2017 B, 5%, tender 5/5/22 (a)	3,030	3,213
American Muni. Pwr., Inc. Rev. Series 2012 B, 5% 2/15/42	1,615	1,686
Buckeye Tobacco Settlement Fing. Auth. Series 2020 A2:
5% 6/1/30	2,000	2,728
5% 6/1/32	1,665	2,241
5% 6/1/33	2,000	2,677
5% 6/1/34	420	560
Columbus City School District Series 2016 A, 5% 12/1/29	1,740	2,144
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013, 5.25% 6/15/43	3,470	3,642
Franklin County Convention Facilities Authorities (Greater Columbus Convention Ctr. Hotel Expansion Proj.) Series 2019:
5% 12/1/46	4,700	5,696
5% 12/1/51	6,900	8,310
Franklin County Hosp. Facilities Rev. (Ohiohealth Corp. Proj.) Series 2015, 5% 5/15/40	5,525	6,402
Hamilton County Convention Facilities Auth. Rev. Series 2014:
5% 12/1/25	2,975	3,225
5% 12/1/26	555	600
Lake County Hosp. Facilities Rev.:
Series 2008 C:
5.75% 8/15/38	135	135
6% 8/15/43	660	662
Series 2015:
5% 8/15/29	1,160	1,356
5% 8/15/30	1,245	1,447
Lancaster Port Auth. Gas Rev. Bonds Series 2019, 5%, tender 2/1/25 (a)	1,850	2,168
Muskingum County Hosp. Facilities (Genesis Healthcare Sys. Obligated Group Proj.) Series 2013:
5% 2/15/33	3,685	3,876
5% 2/15/44	4,415	4,598
5% 2/15/48	11,260	11,689
Ohio Gen. Oblig. Series 2019 A, 5% 3/1/28	4,315	5,683
Ohio Hosp. Rev. Series 2020 A, 4% 1/15/50	975	1,099
Ohio Hsg. Fin. Agcy. Residential Mtg. Rev. (Mtg. Backed Securities Prog.) Series 2019 B, 4.5% 3/1/50	655	742
Ohio Tpk. Commission Tpk. Rev. (Infrastructure Proj.) Series 2005 A, 0% 2/15/42	2,150	1,339
Ohio Wtr. Dev. Auth. Poll. Cont. Facilities Rev. Series 2019 A, 5% 6/1/29	2,615	3,526
Scioto County Hosp. Facilities Rev.:
Series 2016:
5% 2/15/29	1,815	2,134
5% 2/15/34	370	428
Series 2019, 5% 2/15/29	4,230	4,878
Univ. of Akron Gen. Receipts Series 2016 A, 5% 1/1/35	3,725	4,376
Wood County Hosp. Facilities Rev. (Wood County Hosp. Assoc. Proj.) Series 2012:
5% 12/1/32	620	638
5% 12/1/42	825	838

TOTAL OHIO		123,466

Oklahoma - 0.1%
Oklahoma City Pub. Property Auth. Hotel Tax Rev. Series 2015:
5% 10/1/28	1,050	1,199
5% 10/1/29	1,160	1,316
5% 10/1/36	830	922
5% 10/1/39	1,655	1,830
Oklahoma Dev. Fin. Auth. Health Sys. Rev. (OU Medicine Proj.) Series 2018 B:
5% 8/15/22	415	439
5% 8/15/23	215	235
Oklahoma Pwr. Auth. Pwr. Supply Sys. Rev. Series 2014 A, 5% 1/1/38	1,070	1,237

TOTAL OKLAHOMA		7,178

Oregon - 0.2%
Oregon Gen. Oblig. Series N, 5% 5/1/26	2,775	3,464
Oregon State Hsg. & Cmnty. Svcs. Dept. Series 2019 A, 4% 7/1/50	7,785	8,705

TOTAL OREGON		12,169

Pennsylvania - 6.7%
Cap. Region Wtr. Wtr. Rev. Series 2018:
5% 7/15/27	830	1,041
5% 7/15/29	1,290	1,658
5% 7/15/32	830	1,054
Centre County Pennsylvania Hosp. Auth. Rev. (Mount Nittany Med. Ctr. Proj.) Series 2018 A, 5% 11/15/23	1,075	1,214
Dauphin County Gen. Auth. (Pinnacle Health Sys. Proj.) Series 2016 A:
5% 6/1/21	290	295
5% 6/1/23	415	459
5% 6/1/28	885	1,076
5% 6/1/29	970	1,174
Delaware County Auth. Rev. (Cabrini College) Series 2017, 5% 7/1/47	3,310	3,535
Doylestown Hosp. Auth. Hosp. Rev. Series 2016 A, 5% 7/1/46	1,205	1,337
Dubois Hosp. Auth. Hosp. Rev.:
(Penn Highlands Healthcare Proj.) Series 2018:
4% 7/15/33	2,070	2,325
4% 7/15/35	2,135	2,388
4% 7/15/37	4,140	4,607
5% 7/15/25	330	391
5% 7/15/26	1,035	1,258
5% 7/15/27	1,745	2,165
5% 7/15/28	1,285	1,602
5% 7/15/29	1,385	1,711
5% 7/15/30	1,815	2,223
5% 7/15/31	1,240	1,512
5% 7/15/32	1,305	1,584
5% 7/15/34	1,405	1,695
5% 7/15/36	4,150	4,982
5% 7/15/38	4,990	5,962
5% 7/15/43	5,795	6,849
Series 2020, 4% 7/15/45	2,900	3,187
Lehigh County Gen. Purp. Auth. Rev. (Muhlenberg College Proj.) Series 2017, 5% 2/1/39	2,140	2,525
Lehigh County Indl. Dev. Auth. Poll. Cont. Rev. Bonds (PPL Elec. Utils. Corp. Proj.) Series 2016 A, 1.8%, tender 9/1/22 (a)	4,145	4,239
Monroe County Hosp. Auth. Rev. Series 2016:
5% 7/1/26	830	1,022
5% 7/1/27	830	1,014
5% 7/1/28	830	1,006
5% 7/1/34	3,045	3,607
5% 7/1/36	1,655	1,953
Montgomery County Higher Ed. & Health Auth. Hosp. Rev. (Abington Memorial Hosp. Proj.) Series 1993 A, 6% 6/1/22 (AMBAC Insured)	1,655	1,764
Montgomery County Higher Ed. & Health Auth. Rev.:
Series 2014 A:
5% 10/1/21	1,095	1,121
5% 10/1/22	1,140	1,202
5% 10/1/23	325	353
5% 10/1/24	965	1,076
5% 10/1/25	865	964
5% 10/1/27	415	459
Series 2016 A:
5% 10/1/28	1,255	1,441
5% 10/1/29	2,150	2,456
5% 10/1/31	3,790	4,299
5% 10/1/36	6,790	7,605
5% 10/1/40	4,700	5,236
Northampton County Gen. Purp. Auth. Hosp. Rev.:
(St. Luke's Univ. Health Network Proj.) Series 2018 A, 4% 8/15/48	10,545	11,674
(St. Lukes Hosp. & Health Ntw Proj.) Series 2016 A, 5% 8/15/36	615	722
Series 2016 A, 5% 8/15/46	24,835	28,650
Pennsylvania Higher Edl. Facilities Auth. Rev.:
(Drexel Univ. Proj.):
Series 2016, 5% 5/1/35	2,880	3,366
Series 2017:
5% 5/1/35	1,025	1,240
5% 5/1/37	1,295	1,559
5% 5/1/41	5,860	6,997
Series 2016:
5% 5/1/28	415	497
5% 5/1/32	1,040	1,224
5% 5/1/33	1,405	1,648
Series 2018 A, 5% 2/15/48	1,575	1,934
Philadelphia Arpt. Rev.:
Series 2017 A:
5% 7/1/25	830	994
5% 7/1/26	830	1,025
5% 7/1/27	660	835
Series 2017 B:
5% 7/1/22 (c)	1,820	1,941
5% 7/1/22	240	256
5% 7/1/23 (c)	1,240	1,375
5% 7/1/23	415	462
5% 7/1/25 (c)	2,900	3,449
5% 7/1/26 (c)	2,485	3,041
5% 7/1/27 (c)	2,070	2,590
5% 7/1/28 (c)	2,485	3,081
5% 7/1/29 (c)	1,860	2,289
5% 7/1/32 (c)	2,485	3,022
5% 7/1/33 (c)	1,865	2,259
5% 7/1/34 (c)	3,310	4,004
5% 7/1/37 (c)	3,725	4,478
Philadelphia Auth. for Indl. Dev. Series 2017, 5% 11/1/47	5,425	6,032
Philadelphia Gas Works Rev. Series 16 A, 4% 8/1/45 (FSA Insured)	2,685	3,151
Philadelphia School District:
Series 2016 D:
5% 9/1/25	7,275	8,668
5% 9/1/26	7,600	9,313
5% 9/1/27	8,020	9,828
5% 9/1/28	6,705	8,171
Series 2016 F:
5% 9/1/28	11,600	14,136
5% 9/1/29	7,540	9,142
Series 2018 A:
5% 9/1/36	1,575	1,950
5% 9/1/37	910	1,122
5% 9/1/38	1,450	1,783
Series 2018 B, 5% 9/1/43	2,115	2,580
Series 2019 A:
4% 9/1/35	5,215	6,133
5% 9/1/33	2,480	3,210
5% 9/1/34	7,225	9,164
Series 2019 C, 5% 9/1/33	2,540	3,229
Series F:
5% 9/1/30	5,625	6,810
5% 9/1/30 (Pre-Refunded to 9/1/26 @ 100)	20	25
Philadelphia Wtr. & Wastewtr. Rev. Series 2018 A:
5% 10/1/35	4,190	5,335
5% 10/1/36	6,210	7,883
5% 10/1/48	6,000	7,454
Pittsburgh Wtr. & Swr. Auth. Wtr. & Swr. Sys. Rev.:
Series 2019 A, 5% 9/1/39 (FSA Insured)	2,315	2,982
Series 2019 A, 5% 9/1/44 (FSA Insured)	775	985
State Pub. School Bldg. Auth. Lease Rev. (Philadelphia School District Proj.) Series 2015 A, 5% 6/1/26	1,055	1,249
Union County Hosp. Auth. Rev. Series 2018 B:
5% 8/1/43	4,605	5,304
5% 8/1/48	5,335	6,111

TOTAL PENNSYLVANIA		336,988

Rhode Island - 0.4%
Rhode Island Health & Edl. Bldg. Corp. Higher Ed. Facilities Rev.:
Series 2016 B:
5% 9/1/31	655	725
5% 9/1/36	5,810	6,324
Series 2016, 5% 5/15/39	5,215	5,874
Rhode Island Hsg. & Mtg. Fin. Corp. Series 2019 70, 4% 10/1/49	1,630	1,811
Rhode Island Student Ln. Auth. Student Ln. Rev. Series A:
3.5% 12/1/34 (c)	2,130	2,227
5% 12/1/25 (c)	1,000	1,197

TOTAL RHODE ISLAND		18,158

South Carolina - 3.5%
Charleston County Arpt. District Series 2019, 5% 7/1/43	2,085	2,574
Scago Edl. Facilities Corp. for Colleton School District (School District of Colleton County Proj.) Series 2015:
5% 12/1/25	2,275	2,643
5% 12/1/26	1,160	1,342
5% 12/1/28	4,690	5,380
South Carolina Hsg. Fin. & Dev. Auth. Mtg. Rev. Series 2019 A, 4% 1/1/50	2,340	2,654
South Carolina Jobs-Econ. Dev. Auth. Series 2019 C:
5% 7/1/32	1,010	1,281
5% 7/1/33	4,200	5,303
South Carolina Ports Auth. Ports Rev. Series 2015, 5.25% 7/1/55 (Pre-Refunded to 7/1/25 @ 100) (c)	910	1,107
South Carolina Pub. Svc. Auth. Rev.:
Series 2013 E, 5.5% 12/1/53	33,515	37,891
Series 2014 A:
5% 12/1/49	11,210	12,606
5.5% 12/1/54	12,985	14,921
Series 2014 C, 5% 12/1/46	3,895	4,458
Series 2015 A, 5% 12/1/50	5,180	5,983
Series 2015 C, 5% 12/1/22	6,985	7,593
Series 2015 E, 5.25% 12/1/55	6,195	7,324
Series 2016 A:
5% 12/1/29	2,485	3,032
5% 12/1/38	250	300
Series 2016 B:
5% 12/1/31	910	1,127
5% 12/1/41	12,515	15,135
Spartanburg County Reg'l. Health Series 2017 A:
4% 4/15/43	15,510	17,205
4% 4/15/48	10,815	11,855
5% 4/15/48	10,595	12,687

TOTAL SOUTH CAROLINA		174,401

South Dakota - 0.0%
South Dakota Health & Edl. Facilities Auth. Rev.:
(Avera Health Proj.) Series 2017, 5% 7/1/31	540	664
Series 2017:
5% 7/1/26	250	308
5% 7/1/28	250	312
5% 7/1/29	470	584

TOTAL SOUTH DAKOTA		1,868

Tennessee - 0.4%
Chattanooga Health Ed. & Hsg. Facility Board Rev.:
Series 2019 A1:
4% 8/1/44	2,200	2,506
5% 8/1/31	1,000	1,289
5% 8/1/33	1,250	1,594
Series 2019 A2, 5% 8/1/35	765	971
Greeneville Health & Edl. Facilities Board Series 2018 A:
5% 7/1/23	815	898
5% 7/1/24	1,225	1,349
5% 7/1/25	1,225	1,350
Metropolitan Nashville Arpt. Auth. Rev.:
Series 2015 B, 4% 7/1/25 (c)	1,755	2,011
Series 2019 B, 5% 7/1/54 (c)	6,825	8,427

TOTAL TENNESSEE		20,395

Texas - 6.9%
Argyle Independent School District Series 2004, 5.25% 8/15/40 (FSA Insured)	105	105
Arlington Spl. Tax Rev. Series 2018 C, 5% 2/15/45 (Build America Mutual Assurance Insured)	2,565	2,576
Austin Arpt. Sys. Rev.:
Series 2014:
5% 11/15/26 (c)	830	963
5% 11/15/27 (c)	1,035	1,196
5% 11/15/28 (c)	1,240	1,427
5% 11/15/39 (c)	9,440	10,637
5% 11/15/44 (c)	23,065	25,816
Series 2017 B:
5% 11/15/28 (c)	830	1,012
5% 11/15/30 (c)	1,275	1,540
5% 11/15/32 (c)	1,005	1,205
5% 11/15/35 (c)	1,035	1,233
5% 11/15/36 (c)	1,385	1,646
5% 11/15/37 (c)	1,165	1,382
5% 11/15/41 (c)	4,725	5,561
Austin Cmnty. College District Rev. (Convention Ctr. Proj.) Series 2002, 0% 2/1/22 (AMBAC Insured)	2,400	2,389
Central Reg'l. Mobility Auth.:
Series 2015 A:
5% 1/1/28	1,075	1,269
5% 1/1/30	1,365	1,600
5% 1/1/31	395	463
5% 1/1/32	830	969
5% 1/1/45	5,795	6,607
Series 2016:
5% 1/1/40	830	965
5% 1/1/46	565	651
Collin County Cmnty. College District Series 2020 A, 5% 8/15/28	4,250	5,638
Dallas Area Rapid Transit Sales Tax Rev. Series 2016 A, 5% 12/1/33	2,150	2,608
Dallas Wtrwks. & Swr. Sys. Rev. Series 2020 C:
4% 10/1/35	1,000	1,263
4% 10/1/39	5,000	6,273
4% 10/1/40	2,000	2,502
Fort Bend Independent School District Series 2020, 5% 8/15/28	3,000	3,982
Grand Parkway Trans. Corp. Series 2018 A, 5% 10/1/38	2,655	3,363
Harris County Cultural Ed. Facilities Fin. Corp. Med. Facilities Rev. (Baylor College of Medicine Proj.) Series 2012 A, 5% 11/15/37 (Pre-Refunded to 11/15/22 @ 100)	4,510	4,911
Harris County Cultural Ed. Facilities Fin. Corp. Rev. (Texas Childrens Hosp., Proj.) Series 2015-1 5% 10/1/29	1,115	1,333
Harris County Gen. Oblig. Series 2002:
0% 8/15/25 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,485	2,429
0% 8/15/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,140	3,860
Houston Arpt. Sys. Rev.:
Series 2011 A:
5% 7/1/23 (Pre-Refunded to 7/1/21 @ 100) (c)	2,485	2,541
5% 7/1/24 (Pre-Refunded to 7/1/21 @ 100) (c)	1,035	1,058
5% 7/1/25 (Pre-Refunded to 7/1/21 @ 100) (c)	1,240	1,268
Series 2012 A, 5% 7/1/23 (Pre-Refunded to 7/1/22 @ 100) (c)	495	529
Series 2018 A, 5% 7/1/41 (c)	1,000	1,213
Series 2018 C:
5% 7/1/29 (c)	1,655	2,092
5% 7/1/30 (c)	1,765	2,215
5% 7/1/31 (c)	1,240	1,548
5% 7/1/32 (c)	1,450	1,799
Houston Gen. Oblig. Series 2017 A:
5% 3/1/29	3,150	3,972
5% 3/1/31	3,835	4,802
5% 3/1/32	1,635	2,040
Houston Util. Sys. Rev. Series 2020 C:
5% 11/15/33	2,000	2,745
5% 11/15/34	2,500	3,430
Irving Hosp. Auth. Hosp. Rev. Series 2017 A:
5% 10/15/28	390	472
5% 10/15/30	1,570	1,880
5% 10/15/32	830	987
5% 10/15/36	545	643
5% 10/15/37	930	1,095
5% 10/15/38	1,325	1,557
5% 10/15/44	1,310	1,523
Love Field Arpt. Modernization Rev.:
Series 2015:
5% 11/1/26 (c)	830	981
5% 11/1/27 (c)	1,780	2,093
5% 11/1/28 (c)	2,755	3,221
5% 11/1/29 (c)	1,655	1,926
5% 11/1/32 (c)	3,055	3,513
Series 2017:
5% 11/1/22 (c)	620	665
5% 11/1/23 (c)	910	1,012
5% 11/1/24 (c)	830	955
5% 11/1/25 (c)	830	986
5% 11/1/26 (c)	830	1,011
5% 11/1/27 (c)	830	1,004
5% 11/1/28 (c)	1,450	1,742
5% 11/1/29 (c)	1,035	1,235
5% 11/1/30 (c)	830	986
5% 11/1/31 (c)	1,840	2,178
5% 11/1/32 (c)	2,135	2,516
5% 11/1/33 (c)	830	975
5% 11/1/34 (c)	830	975
5% 11/1/36 (c)	830	970
Lower Colorado River Auth. Rev. Series 2015 D:
5% 5/15/28	1,820	2,165
5% 5/15/30	4,140	4,890
New Hope Cultural Ed. Facilities Fin. Corp. (Childrens Med. Ctr. of Dallas) Series 2017 A:
5% 8/15/27	625	798
5% 8/15/29	1,655	2,093
5% 8/15/47	1,890	2,286
Newark Higher Ed. Fin. Corp. (Abilene Christian Univ. Proj.) Series 2016 A:
5% 4/1/27	595	703
5% 4/1/30	2,825	3,292
North Texas Tollway Auth. Rev.:
(Sr. Lien Proj.) Series 2017 A:
5% 1/1/31	830	995
5% 1/1/33	975	1,199
5% 1/1/34	1,240	1,521
5% 1/1/34	2,485	3,446
5% 1/1/35	1,820	2,230
5% 1/1/36	4,965	6,068
5% 1/1/37	6,625	8,068
5% 1/1/38	2,690	2,885
(Sub Lien Proj.) Series 2017 B:
5% 1/1/26	740	805
5% 1/1/30	350	418
5% 1/1/31	495	589
Series 2008 I, 6.2% 1/1/42 (Assured Guaranty Corp. Insured)	6,870	8,166
Series 2014 A, 5% 1/1/25	4,965	5,627
Series 2015 A, 5% 1/1/32	2,775	3,215
Series 2015 B, 5% 1/1/40	8,280	8,870
Series 2016 A, 5% 1/1/36	1,035	1,228
San Antonio Independent School District Series 2016, 5% 8/15/31	3,590	4,438
Southwest Higher Ed. Auth. Rev. (Southern Methodist Univ., TX. Proj.) Series 2017:
5% 10/1/29	375	477
5% 10/1/30	580	734
5% 10/1/31	520	656
5% 10/1/39	1,030	1,275
5% 10/1/40	830	1,024
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev. (Scott & White Healthcare Proj.) Series 2013 A, 5% 8/15/43	3,310	3,630
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev. Series 2016 A:
4% 2/15/35	4,140	4,735
5% 2/15/25	710	841
Texas Dept. of Hsg. & Cmnty. Affairs Multi-family Hsg. Rev. Series 2019, 2.95% 7/1/36	4,520	4,810
Texas Dept. of Hsg. & Cmnty. Affairs Single Family Mtg. Rev.:
Series 2019 A, 4% 3/1/50	4,670	5,338
Series A, 3.5% 3/1/51	3,815	4,325
Texas Private Activity Bond Surface Trans. Corp. Series 2013, 6.75% 6/30/43 (c)	12,420	14,184
Texas State Univ. Sys. Fing. Rev. Series 2017 A:
5% 3/15/29	3,530	4,482
5% 3/15/31	2,690	3,387
Texas Wtr. Dev. Board Rev. Series 2020:
5% 8/1/23	1,000	1,124
5% 8/1/27	2,400	3,106
5% 8/1/28	4,600	6,112
Univ. of Houston Univ. Revs. Series 2017 A:
5% 2/15/32	5,115	6,166
5% 2/15/33	3,310	3,973
5% 2/15/34	4,140	4,959
5% 2/15/36	2,485	2,967
Univ. of North Texas Univ. Rev. Series 2017 A, 5% 4/15/32	1,740	2,150
Univ. of Texas Board of Regents Sys. Rev.:
Series 2019 A, 5% 8/15/29	1,850	2,515
Series 2020 C, 5% 8/15/31	2,500	3,555
Univ. of Texas Permanent Univ. Fund Rev. Series 2016 B, 5% 7/1/29	1,685	2,072
Weatherford Independent School District Series 2002, 0% 2/15/33	5,785	4,815

TOTAL TEXAS		347,134

Utah - 1.6%
Salt Lake City Arpt. Rev.:
Series 2017 A:
5% 7/1/22 (c)	1,655	1,759
5% 7/1/24 (c)	1,450	1,660
5% 7/1/25 (c)	1,655	1,959
5% 7/1/27 (c)	3,500	4,351
5% 7/1/29 (c)	3,090	3,799
5% 7/1/30 (c)	2,275	2,784
5% 7/1/31 (c)	4,345	5,298
5% 7/1/33 (c)	3,310	4,003
5% 7/1/35 (c)	3,310	3,988
5% 7/1/36 (c)	4,470	5,371
5% 7/1/37 (c)	3,520	4,220
Series 2018 A:
5% 7/1/31 (c)	2,000	2,487
5% 7/1/32 (c)	4,310	5,333
5% 7/1/33 (c)	1,420	1,749
5.25% 7/1/48 (c)	5,655	6,880
Utah Associated Muni. Pwr. Sys. Rev. (Payson Pwr. Proj.) Series 2012 A, 5% 9/1/22	2,635	2,837
Utah County Hosp. Rev. Series 2020 A:
5% 5/15/43	5,500	7,181
5% 5/15/50	9,000	11,630
Utah Gen. Oblig. Series 2020 B, 5% 7/1/28	1,995	2,656

TOTAL UTAH		79,945

Vermont - 0.7%
Vermont Edl. & Health Bldg. Fin. Agcy. Rev.:
(Champlain College Proj.) Series 2016 A:
5% 10/15/41	3,810	4,067
5% 10/15/46	4,720	4,994
(Middlebury College Proj.) Series 2020, 5% 11/1/49	18,500	23,565
Vermont Student Assistant Corp. Ed. Ln. Rev. Series 2019 A, 5% 6/15/28 (c)	1,430	1,762

TOTAL VERMONT		34,388

Virginia - 0.6%
Fredericksburg Econ. Dev. Auth. Rev. Series 2014:
5% 6/15/25	3,860	4,416
5% 6/15/30	1,035	1,167
Stafford County Econ. Dev. Auth. Hosp. Facilities Rev.:
(Mary Washington Hosp. Proj.) Series 2016, 3% 6/15/29	525	568
Series 2016:
4% 6/15/37	595	657
5% 6/15/27	1,240	1,500
5% 6/15/30	540	644
5% 6/15/33	350	413
5% 6/15/34	665	784
5% 6/15/35	1,820	2,142
Virginia College Bldg. Auth. Edl. Facilities Rev. Series 2015 A:
5% 1/1/35	830	947
5% 1/1/40	1,865	2,114
Virginia Commonwealth Trans. Board Rev. (Virginia Gen. Oblig. Proj.) Series 2017 A, 5% 5/15/32	725	924
Virginia Small Bus. Fing. Auth. (95 Express Lane LLC Proj.) Series 2012:
5% 7/1/34 (c)	4,965	5,156
5% 1/1/40 (c)	995	1,033
Winchester Econ. Dev. Auth. Series 2015:
5% 1/1/31	2,070	2,442
5% 1/1/34	1,240	1,449
5% 1/1/35	1,240	1,448
5% 1/1/44	830	955
Wise County Indl. Dev. Auth. Waste & Sewage Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2010 A, 1.2%, tender 5/31/24 (a)	2,875	2,942

TOTAL VIRGINIA		31,701

Washington - 1.5%
Port of Seattle Rev.:
Series 2016 B:
5% 10/1/28 (c)	2,900	3,465
5% 10/1/30 (c)	1,655	1,962
Series 2019 A, 4% 4/1/44 (c)	2,525	2,832
Port of Seattle Spl. Facility Rev. Series 2013:
5% 6/1/21 (c)	1,110	1,131
5% 6/1/22 (c)	830	884
5% 6/1/24 (c)	1,290	1,421
Spokane Pub. Facilities District Hotel/Motel Tax & Sales/Use Tax Rev. Series 2013 B:
5% 12/1/25	4,635	4,970
5% 12/1/27	3,415	3,644
Washington Gen. Oblig.:
Series 2015 C:
5% 2/1/33	2,790	3,288
5% 2/1/34	3,450	4,058
Series R-2017 A, 5% 8/1/30	1,685	2,092
Washington Health Care Facilities Auth. Rev.:
(Overlake Hosp. Med. Ctr., WA. Proj.) Series 2017 B:
5% 7/1/25	675	804
5% 7/1/27	1,285	1,611
5% 7/1/28	1,570	1,980
5% 7/1/29	615	771
5% 7/1/30	735	916
5% 7/1/31	870	1,081
5% 7/1/32	1,655	2,046
5% 7/1/33	2,345	2,888
5% 7/1/34	540	664
5% 7/1/42	4,685	5,652
(Providence Health Systems Proj.) Series 2012 A, 5% 10/1/25	4,245	4,593
Series 2015:
5% 1/1/25	1,655	1,947
5% 1/1/27	1,910	2,274
Series 2019 A1, 5% 8/1/38	1,000	1,258
Series 2019 A2, 5% 8/1/33	2,000	2,551
Washington Higher Ed. Facilities Auth. Rev. (Whitworth Univ. Proj.):
Series 2016 A:
5% 10/1/27	1,770	2,028
5% 10/1/28	1,825	2,077
5% 10/1/35	1,880	2,084
5% 10/1/36	2,845	3,151
5% 10/1/40	2,795	3,070
Series 2019, 4% 10/1/49	3,515	3,641
Washington Hsg. Fin. Commission Nonprofit Hsg. Rev. (Judson Park Proj.) Series 2018:
4% 7/1/28 (d)	100	106
5% 7/1/33 (d)	125	136
5% 7/1/38 (d)	100	108
5% 7/1/48 (d)	400	428

TOTAL WASHINGTON		77,612

West Virginia - 0.1%
West Virginia Hosp. Fin. Auth. Hosp. Rev. Series 2018 A:
5% 1/1/31	1,355	1,694
5% 1/1/32	1,120	1,392

TOTAL WEST VIRGINIA		3,086

Wisconsin - 1.3%
Milwaukee County Arpt. Rev. Series 2019 B:
5% 12/1/22 (c)	3,380	3,638
5% 12/1/23 (c)	2,960	3,305
Pub. Fin. Auth. Series 2020 A:
5% 1/1/35	1,210	1,542
5% 1/1/40	540	678
Pub. Fin. Auth. Sr Liv Rev. (Mary's Woods At Marylhurst, Inc. Proj.) Series 2017 A:
5% 5/15/25 (d)	700	752
5% 5/15/28 (d)	1,095	1,189
5.25% 5/15/37 (d)	335	361
5.25% 5/15/42 (d)	415	444
5.25% 5/15/47 (d)	410	437
5.25% 5/15/52 (d)	775	825
Pub. Fin. Auth. Edl. Facilities Series 2016:
5% 1/1/37	5,325	5,296
5% 1/1/42	4,275	4,140
Pub. Fin. Auth. Hosp. Rev. Series 2019 A, 5% 10/1/44	5,850	7,137
Pub. Fin. Auth. Wisconsin Retirement Facility Rev. Series 2018:
5% 10/1/43 (d)	735	789
5% 10/1/48 (d)	880	940
5% 10/1/53 (d)	2,330	2,482
Roseman Univ. of Health:
(Roseman Univ. of Health Sciences Proj.) Series 2020, 5% 4/1/40 (d)	750	851
Series 2020, 5% 4/1/50 (d)	520	581
Wisconsin Health & Edl. Facilities:
(Ascension Health Cr. Group Proj.) Series 2016 A, 5% 11/15/36	4,140	5,016
Series 2014:
4% 5/1/33	2,920	3,101
5% 5/1/22	660	696
Series 2016 A:
5% 2/15/28	1,965	2,332
5% 2/15/29	2,550	3,012
5% 2/15/30	2,805	3,298
Series 2017 A:
5% 9/1/31	830	979
5% 9/1/33	1,425	1,663
5% 9/1/35	1,575	1,826
Series 2019 A:
2.25% 11/1/26	1,270	1,270
5% 11/1/46	540	568
Series 2019 B1, 2.825% 11/1/28	1,435	1,439
Series 2019 B2, 2.55% 11/1/27	920	921
Wisconsin Health & Edl. Facilities Auth. Rev. Series 2012:
4% 10/1/23	2,070	2,191
5% 6/1/27	1,840	1,936

TOTAL WISCONSIN		65,635

TOTAL MUNICIPAL BONDS
(Cost $4,556,959)		4,938,847
	Shares	Value (000s)

Money Market Funds - 0.4%
Fidelity Municipal Cash Central Fund .13% (f)(g)
(Cost $22,047)	22,045,165	22,047
TOTAL INVESTMENT IN SECURITIES - 98.9%
(Cost $4,579,006)		4,960,894
NET OTHER ASSETS (LIABILITIES) - 1.1%		52,786
NET ASSETS - 100%		$5,013,680

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (c) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $49,660,000 or 1.0% of net assets.

 (e) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

 (f) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (g) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Municipal Cash Central Fund	$184
Total	$184

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Municipal Securities	$4,938,847	$--	$4,938,847	$--
Money Market Funds	22,047	22,047	--	--
Total Investments in Securities:	$4,960,894	$22,047	$4,938,847	$--

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

Health Care	25.0%
General Obligations	23.7%
Transportation	22.5%
Education	9.9%
Special Tax	6.0%
Others* (Individually Less Than 5%)	12.9%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		December 31, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $4,556,959)	$4,938,847
Fidelity Central Funds (cost $22,047)	22,047
Total Investment in Securities (cost $4,579,006)		$4,960,894
Cash		74
Receivable for investments sold		5
Receivable for fund shares sold		1,996
Interest receivable		58,231
Distributions receivable from Fidelity Central Funds		5
Prepaid expenses		5
Other receivables		1
Total assets		5,021,211
Liabilities
Payable for fund shares redeemed	$1,733
Distributions payable	3,710
Accrued management fee	1,452
Transfer agent fee payable	392
Distribution and service plan fees payable	114
Other affiliated payables	55
Other payables and accrued expenses	75
Total liabilities		7,531
Net Assets		$5,013,680
Net Assets consist of:
Paid in capital		$4,631,611
Total accumulated earnings (loss)		382,069
Net Assets		$5,013,680
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($232,542 ÷ 17,107 shares)(a)		$13.59
Maximum offering price per share (100/96.00 of $13.59)		$14.16
Class M:
Net Asset Value and redemption price per share ($109,493 ÷ 8,048 shares)(a)		$13.60
Maximum offering price per share (100/96.00 of $13.60)		$14.17
Class C:
Net Asset Value and offering price per share ($51,743 ÷ 3,807 shares)(a)		$13.59
Fidelity Municipal Income Fund:
Net Asset Value, offering price and redemption price per share ($3,805,236 ÷ 279,761 shares)		$13.60
Class I:
Net Asset Value, offering price and redemption price per share ($618,916 ÷ 45,532 shares)		$13.59
Class Z:
Net Asset Value, offering price and redemption price per share ($195,750 ÷ 14,396 shares)		$13.60

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended December 31, 2020
Investment Income
Interest		$151,660
Income from Fidelity Central Funds		183
Total income		151,843
Expenses
Management fee	$17,322
Transfer agent fees	4,722
Distribution and service plan fees	1,405
Accounting fees and expenses	657
Custodian fees and expenses	36
Independent trustees' fees and expenses	16
Registration fees	150
Audit	68
Legal	7
Miscellaneous	28
Total expenses before reductions	24,411
Expense reductions	(16)
Total expenses after reductions		24,395
Net investment income (loss)		127,448
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	20,085
Capital gain distributions from Fidelity Central Funds	1
Total net realized gain (loss)		20,086
Change in net unrealized appreciation (depreciation) on investment securities		62,635
Net gain (loss)		82,721
Net increase (decrease) in net assets resulting from operations		$210,169

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2020	Year ended December 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$127,448	$138,762
Net realized gain (loss)	20,086	24,618
Change in net unrealized appreciation (depreciation)	62,635	235,069
Net increase (decrease) in net assets resulting from operations	210,169	398,449
Distributions to shareholders	(148,811)	(157,342)
Share transactions - net increase (decrease)	(165,597)	82,869
Total increase (decrease) in net assets	(104,239)	323,976
Net Assets
Beginning of period	5,117,919	4,793,943
End of period	$5,013,680	$5,117,919

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Municipal Income Fund Class A

Years ended December 31,	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$13.39	$12.75	$12.73
Income from Investment Operations
Net investment income (loss)B	.305	.330	.283
Net realized and unrealized gain (loss)	.257	.689	.029
Total from investment operations	.562	1.019	.312
Distributions from net investment income	(.304)	(.328)	(.284)
Distributions from net realized gain	(.058)	(.051)	(.008)
Total distributions	(.362)	(.379)	(.292)
Net asset value, end of period	$13.59	$13.39	$12.75
Total ReturnC,D,E	4.28%	8.06%	2.48%
Ratios to Average Net AssetsF,G
Expenses before reductions	.78%	.79%	.78%H
Expenses net of fee waivers, if any	.78%	.79%	.78%H
Expenses net of all reductions	.78%	.79%	.78%H
Net investment income (loss)	2.29%	2.49%	2.68%H
Supplemental Data
Net assets, end of period (in millions)	$233	$241	$201
Portfolio turnover rateI	16%	16%	14%J,K

 A For the period March 1, 2018 (commencement of sale of shares) to December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J The portfolio turnover rate does not include the assets acquired in the merger.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Municipal Income Fund Class M

Years ended December 31,	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$13.40	$12.76	$12.73
Income from Investment Operations
Net investment income (loss)B	.308	.333	.285
Net realized and unrealized gain (loss)	.258	.689	.039
Total from investment operations	.566	1.022	.324
Distributions from net investment income	(.308)	(.331)	(.286)
Distributions from net realized gain	(.058)	(.051)	(.008)
Total distributions	(.366)	(.382)	(.294)
Net asset value, end of period	$13.60	$13.40	$12.76
Total ReturnC,D,E	4.30%	8.08%	2.58%
Ratios to Average Net AssetsF,G
Expenses before reductions	.76%	.77%	.77%H
Expenses net of fee waivers, if any	.76%	.77%	.77%H
Expenses net of all reductions	.76%	.77%	.76%H
Net investment income (loss)	2.31%	2.51%	2.70%H
Supplemental Data
Net assets, end of period (in millions)	$109	$120	$119
Portfolio turnover rateI	16%	16%	14%J,K

 A For the period March 1, 2018 (commencement of sale of shares) to December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J The portfolio turnover rate does not include the assets acquired in the merger.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Municipal Income Fund Class C

Years ended December 31,	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$13.39	$12.75	$12.73
Income from Investment Operations
Net investment income (loss)B	.206	.231	.204
Net realized and unrealized gain (loss)	.257	.689	.032
Total from investment operations	.463	.920	.236
Distributions from net investment income	(.205)	(.229)	(.208)
Distributions from net realized gain	(.058)	(.051)	(.008)
Total distributions	(.263)	(.280)	(.216)
Net asset value, end of period	$13.59	$13.39	$12.75
Total ReturnC,D,E	3.51%	7.26%	1.87%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.53%	1.53%	1.52%H
Expenses net of fee waivers, if any	1.53%	1.53%	1.52%H
Expenses net of all reductions	1.53%	1.53%	1.52%H
Net investment income (loss)	1.54%	1.75%	1.94%H
Supplemental Data
Net assets, end of period (in millions)	$52	$58	$82
Portfolio turnover rateI	16%	16%	14%J,K

 A For the period March 1, 2018 (commencement of sale of shares) to December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J The portfolio turnover rate does not include the assets acquired in the merger.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Municipal Income Fund

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$13.40	$12.75	$13.12	$12.86	$13.44
Income from Investment Operations
Net investment income (loss)A	.350	.374	.382	.399	.437
Net realized and unrealized gain (loss)	.257	.699	(.286)	.444	(.428)
Total from investment operations	.607	1.073	.096	.843	.009
Distributions from net investment income	(.349)	(.372)	(.381)	(.398)	(.437)
Distributions from net realized gain	(.058)	(.051)	(.085)	(.185)	(.152)
Total distributions	(.407)	(.423)	(.466)	(.583)	(.589)
Redemption fees added to paid in capitalA	–	–	–	–	–B
Net asset value, end of period	$13.60	$13.40	$12.75	$13.12	$12.86
Total ReturnC	4.63%	8.50%	.80%	6.67%	(.01)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.45%	.45%	.46%	.46%	.46%
Expenses net of fee waivers, if any	.45%	.45%	.46%	.46%	.46%
Expenses net of all reductions	.45%	.45%	.45%	.46%	.46%
Net investment income (loss)	2.62%	2.83%	3.00%	3.05%	3.22%
Supplemental Data
Net assets, end of period (in millions)	$3,805	$3,955	$3,817	$5,617	$5,477
Portfolio turnover rateF	16%	16%	14%G,H	37%	25%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G The portfolio turnover rate does not include the assets acquired in the merger.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Municipal Income Fund Class I

Years ended December 31,	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$13.39	$12.75	$12.73
Income from Investment Operations
Net investment income (loss)B	.339	.363	.309
Net realized and unrealized gain (loss)	.257	.689	.029
Total from investment operations	.596	1.052	.338
Distributions from net investment income	(.338)	(.361)	(.310)
Distributions from net realized gain	(.058)	(.051)	(.008)
Total distributions	(.396)	(.412)	(.318)
Net asset value, end of period	$13.59	$13.39	$12.75
Total ReturnC,D	4.54%	8.33%	2.69%
Ratios to Average Net AssetsE,F
Expenses before reductions	.53%	.53%	.53%G
Expenses net of fee waivers, if any	.53%	.53%	.53%G
Expenses net of all reductions	.53%	.53%	.53%G
Net investment income (loss)	2.54%	2.75%	2.93%G
Supplemental Data
Net assets, end of period (in millions)	$619	$647	$555
Portfolio turnover rateH	16%	16%	14%I,J

 A For the period March 1, 2018 (commencement of sale of shares) to December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I The portfolio turnover rate does not include the assets acquired in the merger.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Municipal Income Fund Class Z

Years ended December 31,	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$13.39	$12.75	$12.64
Income from Investment Operations
Net investment income (loss)B	.352	.378	.101
Net realized and unrealized gain (loss)	.269	.689	.112
Total from investment operations	.621	1.067	.213
Distributions from net investment income	(.353)	(.376)	(.095)
Distributions from net realized gain	(.058)	(.051)	(.008)
Total distributions	(.411)	(.427)	(.103)
Net asset value, end of period	$13.60	$13.39	$12.75
Total ReturnC,D	4.74%	8.45%	1.69%
Ratios to Average Net AssetsE,F
Expenses before reductions	.42%	.42%	.42%G
Expenses net of fee waivers, if any	.42%	.42%	.42%G
Expenses net of all reductions	.42%	.42%	.42%G
Net investment income (loss)	2.65%	2.86%	3.08%G
Supplemental Data
Net assets, end of period (in millions)	$196	$97	$21
Portfolio turnover rateH	16%	16%	14%I,J

 A For the period October 2, 2018 (commencement of sale of shares) to December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I The portfolio turnover rate does not include the assets acquired in the merger.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2020
(Amounts in thousands except percentages)

1. Organization.

Fidelity Municipal Income Fund (the Fund) is a fund of Fidelity Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Fidelity Municipal Income Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2020 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and losses deferred due to wash sales.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$385,954
Gross unrealized depreciation	(3,729)
Net unrealized appreciation (depreciation)	$382,225

Tax Cost	$4,578,669

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$382,225

The tax character of distributions paid was as follows:

	December 31, 2020	December 31, 2019
Tax-exempt Income	$ 127,354	$ 137,967
Ordinary Income	–	7,598
Long-term Capital Gains	21,457	11,777
Total	$148,811	$ 157,342

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Municipal Income Fund	776,814	1,001,403

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .35% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$586	$23
Class M	-%	.25%	283	5
Class C	.75%	.25%	536	54
			$1,405	$82

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$37
Class M	4
Class C(a)	6
$47

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net AssetsA
Class A	$385.16
Class M	163.14
Class C	85.16
Fidelity Municipal Income Fund	3,048.08
Class I	962.16
Class Z	79.05
	$4,722

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Municipal Income Fund	.01

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Municipal Income Fund	$12

During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $6.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $10.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2020	Year ended December 31, 2019
Distributions to shareholders
Class A	$6,354	$6,500
Class M	3,094	3,457
Class C	1,053	1,372
Fidelity Municipal Income Fund	115,788	124,974
Class I	17,626	19,270
Class Z	4,896	1,769
Total	$148,811	$157,342

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2020	Year ended December 31, 2019	Year ended December 31, 2020	Year ended December 31, 2019
Class A
Shares sold	3,279	5,135	$43,813	$67,798
Reinvestment of distributions	427	440	5,710	5,841
Shares redeemed	(4,622)	(3,314)	(60,929)	(43,849)
Net increase (decrease)	(916)	2,261	$(11,406)	$29,790
Class M
Shares sold	275	513	$3,714	$6,785
Reinvestment of distributions	204	232	2,731	3,083
Shares redeemed	(1,379)	(1,090)	(18,330)	(14,394)
Net increase (decrease)	(900)	(345)	$(11,885)	$(4,526)
Class C
Shares sold	763	678	$10,213	$8,981
Reinvestment of distributions	73	92	977	1,222
Shares redeemed	(1,382)	(2,824)	(18,265)	(36,998)
Net increase (decrease)	(546)	(2,054)	$(7,075)	$(26,795)
Fidelity Municipal Income Fund
Shares sold	20,403	21,242	$272,275	$280,857
Reinvestment of distributions	5,514	5,933	73,752	78,757
Shares redeemed	(41,369)	(31,288)	(544,231)	(412,246)
Net increase (decrease)	(15,452)	(4,113)	$(198,204)	$(52,632)
Class I
Shares sold	18,848	17,901	$251,509	$235,426
Reinvestment of distributions	690	701	9,228	9,302
Shares redeemed	(22,341)	(13,794)	(293,568)	(182,528)
Net increase (decrease)	(2,803)	4,808	$(32,831)	$62,200
Class Z
Shares sold	9,816	6,007	$129,998	$80,549
Reinvestment of distributions	274	116	3,662	1,543
Shares redeemed	(2,904)	(543)	(37,856)	(7,260)
Net increase (decrease)	7,186	5,580	$95,804	$74,832

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Municipal Trust and Shareholders of Fidelity Municipal Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Municipal Income Fund (one of the funds constituting Fidelity Municipal Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 9, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 280 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period-B July 1, 2020 to December 31, 2020
Fidelity Municipal Income Fund
Class A	.78%
Actual		$1,000.00	$1,040.80	$4.00
Hypothetical-C		$1,000.00	$1,021.22	$3.96
Class M	.75%
Actual		$1,000.00	$1,040.90	$3.85
Hypothetical-C		$1,000.00	$1,021.37	$3.81
Class C	1.52%
Actual		$1,000.00	$1,036.90	$7.78
Hypothetical-C		$1,000.00	$1,017.50	$7.71
Fidelity Municipal Income Fund	.45%
Actual		$1,000.00	$1,042.50	$2.31
Hypothetical-C		$1,000.00	$1,022.87	$2.29
Class I	.53%
Actual		$1,000.00	$1,042.10	$2.72
Hypothetical-C		$1,000.00	$1,022.47	$2.69
Class Z	.42%
Actual		$1,000.00	$1,043.50	$2.16
Hypothetical-C		$1,000.00	$1,023.03	$2.14

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

Fidelity Municipal Income Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2020, $20,128,944, or, if subsequently determined to be different, the net capital gain of such year.

During fiscal year ended December 31, 2020, 100% of the fund's income dividends was free from federal income tax, and 17.06% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Municipal Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds or classes and index funds; (vii) lowering expenses for certain funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in March 2020 and June 2020.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to appropriate peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2019.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2019.

The Board further considered that FMR has contractually agreed to reimburse Class Z of the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.46% through April 30, 2021.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation agreements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and outflows from actively managed equity funds; and (viii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

HIY-ANN-0221
1.539263.123

Fidelity® Michigan Municipal Income Fund

Fidelity® Michigan Municipal Money Market Fund

Annual Report

December 31, 2020

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Fidelity® Michigan Municipal Income Fund
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Michigan Municipal Money Market Fund
Investment Summary/Performance
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Fidelity® Michigan Municipal Income Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2020	Past 1 year	Past 5 years	Past 10 years
Fidelity® Michigan Municipal Income Fund	5.11%	3.68%	4.34%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Michigan Municipal Income Fund on December 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond Index performed over the same period.

Period Ending Values
$15,287	Fidelity® Michigan Municipal Income Fund
$15,718	Bloomberg Barclays Municipal Bond Index

Fidelity® Michigan Municipal Income Fund

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds posted a gain for 2020, overcoming market volatility related to economic and credit fears caused by the coronavirus. The Bloomberg Barclays Municipal Bond Index rose 5.21% for the year. After gaining 7.54% in 2019, munis began 2020 on an upswing, driven by robust demand. By the second week of March, however, the outbreak and spread of COVID-19 raised the prospect of a broad economic slowdown that would present financial challenges for muni issuers across sectors. For example, revenue bonds used to finance airport projects were hampered by a sharp reduction in air travel. Also, bonds issued by hospitals received scrutiny due to uncertain reimbursement for coronavirus-related treatment and the halt of elective procedures. State and local government tax revenue was impacted by the delay in the income-tax filing date to July 15 and the collapse in revenue from sales taxes, activity taxes and fees. Muni yields rose substantially amid this uncertainty. The U.S. Federal Reserve responded to the risk of rapid economic contraction and dysfunction in the credit markets by lowering the fed funds rate, purchasing taxable bonds and launching lending facilities, while Congress passed substantial fiscal stimulus. This led to increased market liquidity and a return of new issuance in the primary market. Demand for municipal bonds, coupled with better-than-expected economic data, drove down muni yields and credit spreads through December 31.

Comments from Co-Portfolio Managers Cormac Cullen, Michael Maka and Elizah McLaughlin:  For 2020, the fund gained 5.11%, lagging, net of fees, the 5.62% advance of the state benchmark, the Bloomberg Barclays Michigan Enhanced Municipal Bond Index Linked. We focused on longer-term objectives and sought to generate attractive tax-exempt income and competitive risk-adjusted returns over time. Versus the state benchmark, underweighting lower-coupon securities detracted from the fund's performance. Differences in the way fund holdings and index components were priced posed a significant relative performance headwind for the fund as well. In contrast, fund holdings cumulatively produced more income than the components of the state benchmark, which added value. Underweighting both the housing sector and private-public partnerships, particularly those issued by the Oakland Corridor Private-Public Partnership, also boosted relative performance since both sectors lagged the state benchmark. Security selection among longer-term, highly rated health care bonds also made a relative performance contribution.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On March 1, 2020, Michael Maka assumed co-management responsibilities for the fund. He succeeded Kevin Ramundo, who retired from Fidelity on June 30, 2020, after more than 20 years with the firm.

Fidelity® Michigan Municipal Income Fund

Investment Summary (Unaudited)

Top Five Sectors as of December 31, 2020

% of fund's net assets
General Obligations	27.6
Health Care	25.9
Transportation	10.3
Water & Sewer	9.8
Special Tax	9.5

Quality Diversification (% of fund's net assets)

As of December 31, 2020
AA,A	95.2%
BBB	1.0%
BB and Below	1.1%
Not Rated	1.0%
Short-Term Investments and Net Other Assets	1.7%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Fidelity® Michigan Municipal Income Fund

Schedule of Investments December 31, 2020

Showing Percentage of Net Assets

Municipal Bonds - 98.3%
	Principal Amount	Value
Guam - 0.5%
Guam Int'l. Arpt. Auth. Rev.:
Series 2013 C, 6.25% 10/1/34 (a)	$1,000,000	$1,086,690
Series C, 5% 10/1/21 (Escrowed to Maturity) (a)	975,000	1,006,941
Guam Pwr. Auth. Rev. Series 2012 A, 5% 10/1/23 (FSA Insured)	1,175,000	1,267,390

TOTAL GUAM		3,361,021

Michigan - 97.6%
Battle Creek School District Series 2016:
5% 5/1/36	1,500,000	1,811,490
5% 5/1/37	1,175,000	1,415,617
Bay City School District Rev. Series 2014:
5% 11/1/25	1,000,000	1,153,330
5% 11/1/26	1,000,000	1,153,330
5% 11/1/27	700,000	806,071
5% 11/1/28	250,000	287,435
Bloomfield Hills Schools District Series 2020, 4% 5/1/50	1,500,000	1,788,855
Brandon School District Series 2016 A:
5% 5/1/28	2,515,000	3,014,303
5% 5/1/29	1,250,000	1,495,788
5% 5/1/30	1,250,000	1,493,413
5% 5/1/34	2,475,000	2,937,083
Chippewa Valley Schools Series 2016 A:
5% 5/1/32	1,000,000	1,206,980
5% 5/1/33	1,000,000	1,203,810
5% 5/1/34	1,075,000	1,292,956
5% 5/1/35	775,000	930,907
Clarkston Cmnty. Schools Series 2016:
5% 5/1/28	1,745,000	2,082,326
5% 5/1/29	1,500,000	1,787,835
Detroit City School District Series 2005 A, 5.25% 5/1/30 (FSA Insured)	4,260,000	5,753,343
Detroit Downtown Dev. Auth. Tax:
Series 1, 5% 7/1/22 (FSA Insured)	500,000	532,870
Series A:
5% 7/1/29 (FSA Insured)	1,340,000	1,520,109
5% 7/1/31 (FSA Insured)	1,775,000	2,005,768
5% 7/1/33 (FSA Insured)	2,000,000	2,251,960
5% 7/1/34 (FSA Insured)	1,750,000	1,967,928
5% 7/1/35 (FSA Insured)	2,750,000	3,086,435
5% 7/1/37 (FSA Insured)	2,000,000	2,239,600
Detroit Gen. Oblig.:
Series 2018:
5% 4/1/21	1,000,000	1,008,382
5% 4/1/22	725,000	752,485
5% 4/1/23	310,000	327,434
Series 2020:
5.5% 4/1/35	690,000	804,188
5.5% 4/1/36	435,000	506,414
5.5% 4/1/37	465,000	541,190
5.5% 4/1/38	490,000	570,443
Detroit School District School Bldg. and Site Impt. Series 2012 A, 5% 5/1/24	5,000,000	5,305,100
Detroit Swr. Disp. Rev. Series 2006, 5% 7/1/36	10,000	10,032
Detroit/Wayne Co. Stadium Auth. Series 2012:
5% 10/1/21 (FSA Insured)	2,000,000	2,066,583
5% 10/1/22 (FSA Insured)	2,645,000	2,848,401
5% 10/1/26 (FSA Insured)	4,850,000	5,205,360
Downriver Util. Wastewtr. Auth. Swr. Sys. Rev. Series 2018:
5% 4/1/33 (FSA Insured)	735,000	921,888
5% 4/1/34 (FSA Insured)	520,000	649,620
5% 4/1/35 (FSA Insured)	500,000	622,435
Farmington Pub. School District Gen. Oblig.:
Series 2015:
5% 5/1/26 (FSA Insured)	1,385,000	1,650,103
5% 5/1/27 (FSA Insured)	1,425,000	1,694,396
Series 2020, 4% 5/1/40	3,000,000	3,610,320
Fitzgerald Pub. School District Series 2019, 5% 5/1/37	1,260,000	1,601,611
Flint Hosp. Bldg. Auth. Rev. Series 2020:
4% 7/1/38	1,800,000	1,967,670
4% 7/1/41	1,395,000	1,509,962
Fraser Pub. School District Series 2006 B, 5% 5/1/29	1,455,000	1,734,200
Grand Rapids Pub. Schools:
Series 2017, 5% 5/1/29 (FSA Insured)	480,000	608,261
Series 2019:
5% 11/1/39 (FSA Insured)	1,200,000	1,552,272
5% 11/1/41 (FSA Insured)	1,300,000	1,662,713
5% 11/1/42 (FSA Insured)	1,400,000	1,780,548
Grand Rapids San. Swr. Sys. Rev.:
Series 2018:
5% 1/1/31	475,000	606,841
5% 1/1/33	250,000	316,493
5% 1/1/34	550,000	694,095
5% 1/1/35	400,000	504,176
5% 1/1/38	655,000	819,215
Series 2012, 5% 1/1/37	1,250,000	1,356,825
Series 2014:
5% 1/1/27	1,300,000	1,474,577
5% 1/1/29	800,000	906,920
5% 1/1/30	2,000,000	2,265,380
Series 2016, 5% 1/1/37	1,250,000	1,497,575
Grand Rapids Wtr. Supply Sys. Series 2016:
5% 1/1/31	250,000	304,148
5% 1/1/32	320,000	388,608
5% 1/1/33	550,000	665,209
5% 1/1/34	500,000	603,100
5% 1/1/35	920,000	1,107,202
5% 1/1/36	385,000	462,296
5% 1/1/46	800,000	945,592
Grand Traverse County Hosp. Fin. Auth.:
Series 2011 A, 5.375% 7/1/35	2,000,000	2,038,220
Series 2014 A, 5% 7/1/47	1,400,000	1,547,868
Series 2019 A:
5% 7/1/44	1,110,000	1,352,690
5% 7/1/49	2,615,000	3,162,999
Grand Valley Michigan State Univ. Rev.:
Series 2014 B:
5% 12/1/25	500,000	578,570
5% 12/1/26	1,900,000	2,190,358
5% 12/1/28	1,800,000	2,059,236
Series 2018:
5% 12/1/34	1,075,000	1,345,019
5% 12/1/35	1,225,000	1,528,261
5% 12/1/37	1,375,000	1,705,811
5% 12/1/38	875,000	1,082,883
5% 12/1/43	1,400,000	1,711,934
Grandville Pub. Schools District Series 2020:
4% 5/1/39 (FSA Insured)	1,000,000	1,211,090
4% 5/1/40 (FSA Insured)	1,300,000	1,571,960
Great Lakes Wtr. Auth. Sew Disp. Sys.:
Series 2016 B, 5% 7/1/30	2,000,000	2,463,060
Series 2016 C, 5% 7/1/31	7,000,000	8,532,090
Series 2018 A:
5% 7/1/43	10,000,000	12,222,400
5% 7/1/48	5,000,000	6,058,900
Series 2018 B, 5% 7/1/28	1,125,000	1,459,181
Great Lakes Wtr. Auth. Wtr. Supply Sys. Rev.:
Series 2016 C, 5.25% 7/1/35	2,000,000	2,456,040
Series 2020 B:
5% 7/1/45	1,850,000	2,348,187
5% 7/1/49	1,300,000	1,643,785
Grosse Pointe Pub. School Sys. Series 2019:
5% 5/1/38	1,000,000	1,284,070
5% 5/1/39	1,000,000	1,280,210
Hudsonville Pub. Schools:
Series 2013:
4% 5/1/24	1,220,000	1,325,164
4% 5/1/25	500,000	543,315
5% 5/1/22	600,000	637,182
Series 2017:
5% 5/1/31	430,000	541,847
5% 5/1/32	1,200,000	1,506,108
5% 5/1/34	1,000,000	1,244,980
5% 5/1/35	1,000,000	1,242,310
Ingham, Eaton and Clinton Counties Lansing School District Series II:
4% 5/1/21	375,000	379,624
4% 5/1/22	345,000	362,350
5% 5/1/23	430,000	477,102
5% 5/1/24	355,000	409,688
Jackson County Series 2019, 4% 5/1/34 (Build America Mutual Assurance Insured)	2,310,000	2,735,895
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev. Series 2016:
4% 5/15/36	2,000,000	2,233,820
5% 5/15/28	780,000	947,092
5% 5/15/30	5,000,000	6,016,450
L'Anse Creuse Pub. Schools Series 2012, 5% 5/1/23	1,500,000	1,522,980
Lake Orion Cmnty. School District Series 2016, 5% 5/1/23	1,915,000	2,124,769
Lansing Board of Wtr. & Lt. Util. Rev. Series 2019 A:
5% 7/1/22	230,000	246,332
5% 7/1/23	340,000	380,780
5% 7/1/24	375,000	437,764
5% 7/1/25	375,000	455,419
Lansing Cmnty. College:
Series 2012:
5% 5/1/23	1,135,000	1,206,755
5% 5/1/25	350,000	371,742
Series 2019, 5% 5/1/44	3,000,000	3,793,890
Lincoln Consolidated School District Series 2016 A:
5% 5/1/28	2,025,000	2,474,935
5% 5/1/29	1,430,000	1,745,229
5% 5/1/31	500,000	605,275
5% 5/1/32	1,000,000	1,207,080
Lowell Area Schools Series I:
5% 5/1/47	1,500,000	1,920,570
5% 5/1/49	1,750,000	2,236,518
Macomb Interceptor Drain Drainage District Series 2017 A:
5% 5/1/33	2,100,000	2,620,464
5% 5/1/34	1,750,000	2,176,283
Marquette Board Lt. & Pwr. Elec. Util. Sys. Rev. Series 2016 A:
5% 7/1/29	780,000	955,937
5% 7/1/30	900,000	1,098,594
5% 7/1/31	780,000	949,182
5% 7/1/32	1,000,000	1,211,240
5% 7/1/33	705,000	853,579
Michigan Bldg. Auth. Rev.:
(Facilities Prog.):
Series 2015 1, 5% 10/15/50	7,250,000	8,501,785
Series I, 3% 10/15/45	6,000,000	6,588,000
Series I, 5% 4/15/38	3,000,000	3,553,200
Michigan Fin. Auth. Rev.:
(Charter County of Wayne Criminal Justice Ctr. Proj.) Series 2018:
5% 11/1/30	1,000,000	1,292,040
5% 11/1/31	750,000	966,158
5% 11/1/32	1,000,000	1,283,760
5% 11/1/33	3,250,000	4,147,910
5% 11/1/35	1,000,000	1,270,630
5% 11/1/36	1,250,000	1,582,338
5% 11/1/37	1,500,000	1,891,470
5% 11/1/38	1,595,000	2,006,414
(Detroit Reg'l. Convention Facility Auth. Local Proj.) Series 2014 H1, 5% 10/1/24	2,000,000	2,254,000
(Detroit Wtr. and Sewage Dept. Wtr. Supply Sys. Rev. Rfdg. Local Proj.):
Series 2014 C3, 5% 7/1/22 (FSA Insured)	2,000,000	2,141,400
Series 2014 D1, 5% 7/1/22 (FSA Insured)	2,000,000	2,141,400
(Detroit Wtr. and Sewerage Dept. Sewage Disp. Sys. Rev. and Rev. Rfdg. Local Proj.) Series 2014 C, 5% 7/1/25 (FSA Insured)	1,850,000	2,138,619
(Henry Ford Health Sys. Proj.) Series 2016, 5% 11/15/24	2,940,000	3,447,914
(Holland Cmnty. Hosp. Proj.) Series 2013 A:
5% 1/1/33	1,250,000	1,345,025
5% 1/1/40	3,000,000	3,210,750
(Kalamazoo College Proj.) Series 2018, 4% 12/1/47	2,610,000	2,837,122
(Local Govt. Ln. Prog.) Series 2014 D, 5% 7/1/37 (FSA Insured)	1,000,000	1,132,570
(Mid-Michigan Health Sys. Proj.) Series 2014, 5% 6/1/39 (Pre-Refunded to 6/1/24 @ 100)	540,000	623,938
(Trinity Health Proj.) Series 2017:
5% 12/1/30	710,000	912,741
5% 12/1/37	3,270,000	4,086,061
5% 12/1/42	2,120,000	2,619,917
Bonds:
Series 2016 E1, 4%, tender 8/15/24 (b)	1,185,000	1,341,610
Series 2019 B, 3.5%, tender 11/15/22 (b)	5,000,000	5,267,950
Series 2019 MI2, 5%, tender 2/1/25 (b)	5,000,000	5,896,650
Series 2010 A, 5% 12/1/27	1,090,000	1,093,532
Series 2012 A, 5% 6/1/27 (Pre-Refunded to 6/1/22 @ 100)	125,000	133,418
Series 2012:
5% 11/15/24	660,000	714,061
5% 11/15/25	1,000,000	1,081,590
5% 11/15/26	800,000	863,712
5% 11/1/42	2,000,000	2,136,500
5% 11/15/42	3,120,000	3,307,574
Series 2013, 5% 8/15/30	4,105,000	4,551,706
Series 2014 H1:
5% 10/1/22	1,000,000	1,034,660
5% 10/1/25	2,250,000	2,637,968
5% 10/1/39	4,725,000	5,450,902
Series 2014:
5% 6/1/25 (Pre-Refunded to 6/1/24 @ 100)	1,000,000	1,155,440
5% 6/1/26 (Pre-Refunded to 6/1/24 @ 100)	700,000	808,808
5% 6/1/27 (Pre-Refunded to 6/1/24 @ 100)	700,000	808,808
Series 2015 C:
5% 7/1/26	570,000	678,990
5% 7/1/27	1,215,000	1,443,177
5% 7/1/28	1,500,000	1,778,040
5% 7/1/35	2,100,000	2,446,836
Series 2015 D1:
5% 7/1/34	1,250,000	1,467,813
5% 7/1/35	500,000	585,925
Series 2015 D2, 5% 7/1/34	1,000,000	1,167,060
Series 2016 A, 5% 11/1/44	6,190,000	7,133,913
Series 2016:
5% 11/15/28	2,655,000	3,292,466
5% 1/1/29	1,000,000	1,193,580
5% 11/15/29	2,950,000	3,635,049
5% 1/1/30	1,000,000	1,188,100
5% 1/1/31	1,170,000	1,386,275
5% 1/1/32	1,895,000	2,238,753
5% 1/1/33	1,915,000	2,253,764
5% 1/1/34	2,135,000	2,506,853
5% 11/15/34	1,135,000	1,374,564
5% 11/15/41	11,710,000	13,911,831
Series 2019 A:
4% 12/1/49	7,000,000	8,066,590
4% 2/15/50	4,000,000	4,555,960
4% 11/15/50	8,750,000	10,103,800
5% 11/15/48	9,865,000	12,389,749
5% 5/15/54	1,000,000	1,157,920
Series 2019 MI1, 5% 12/1/48	2,000,000	2,480,460
Series 2020 A:
4% 6/1/35	2,000,000	2,401,320
4% 6/1/37	2,000,000	2,381,540
4% 6/1/40	2,000,000	2,357,800
4% 6/1/49	4,250,000	4,824,728
Series 2020, 4% 11/1/55	2,500,000	2,911,600
Michigan Gen. Oblig. Series 2020 A:
4% 5/15/40	500,000	618,655
5% 5/15/30	1,100,000	1,515,140
Michigan Hosp. Fin. Auth. Rev.:
Bonds (Ascension Health Cr. Group Proj.) Series F5, 2.4%, tender 3/15/23 (b)	3,650,000	3,820,638
Series 2005 A4, 5% 11/1/22	930,000	1,007,590
Series 2010 F4, 5% 11/15/47	3,000,000	3,836,700
Series 2016:
5% 11/15/46	3,500,000	4,246,445
5% 11/15/47	18,000,000	21,910,120
Michigan Hsg. Dev. Auth. Rental Hsg. Rev. Series 2020 A1, 0.65% 10/1/24	500,000	500,045
Michigan Hsg. Dev. Auth. Single Family Mtg. Rev.:
Series 2019 B, 3.75% 6/1/50	3,715,000	4,127,737
Series 2020 C, 3% 6/1/51	3,580,000	3,941,329
Series A:
3.5% 12/1/50	2,980,000	3,323,236
4% 12/1/48	1,650,000	1,808,466
Series C, 4.25% 6/1/49	3,530,000	3,924,125
Michigan State Univ. Revs.:
Series 2019 B, 5% 2/15/48	3,000,000	3,698,400
Series 2019 C, 4% 2/15/44	1,500,000	1,755,180
Michigan Strategic Fund Ltd. Oblig. Rev.:
(Cadillac Place Office Bldg. Proj.) Series 2011, 5.25% 10/15/26	3,585,000	3,716,426
(I-75 Impt. Proj.) Series 2018, 5% 12/31/26 (a)	310,000	381,725
Bonds (Consumer Energy Co. Proj.) Series 2019, 1.8%, tender 10/1/24 (a)(b)	6,000,000	6,247,500
Series 2020, 5% 5/15/44	1,500,000	1,658,790
Michigan Trunk Line Fund Rev. Series 2020 B:
4% 11/15/45	6,000,000	7,242,000
5% 11/15/36	6,000,000	8,106,780
Milan Area Schools Series 2019, 5% 5/1/21	950,000	964,115
Novi Cmnty. School District Series I:
5% 5/1/43	1,150,000	1,491,044
5% 5/1/44	1,175,000	1,519,440
Oakland Macomb Intercepto Series 2020 A, 5% 7/1/29	1,500,000	2,014,245
Oakland Univ. Rev.:
Series 2012:
5% 3/1/24	1,170,000	1,228,839
5% 3/1/25	1,225,000	1,286,017
5% 3/1/26	1,290,000	1,353,649
Series 2013 A:
5% 3/1/25	995,000	1,084,769
5% 3/1/26	1,620,000	1,764,698
5% 3/1/27	815,000	886,875
5% 3/1/38	2,900,000	3,108,597
Series 2014:
5% 3/1/28	335,000	374,440
5% 3/1/29	525,000	585,060
5% 3/1/39	3,000,000	3,290,820
Series 2016:
5% 3/1/28	1,150,000	1,365,464
5% 3/1/41	3,475,000	3,994,200
Portage Pub. Schools:
Series 2016:
5% 11/1/32	2,500,000	3,016,275
5% 11/1/34	1,250,000	1,498,800
5% 11/1/35	1,300,000	1,555,775
5% 11/1/39	755,000	894,977
Series 2019, 4% 11/1/38	2,000,000	2,366,840
Rochester Cmnty. School District Series I, 5% 5/1/31	1,500,000	1,842,090
Rockford Pub. Schools Gen. Oblig. Series 2019 I:
4% 5/1/22	1,575,000	1,650,758
5% 5/1/42	3,050,000	3,881,583
5% 5/1/44	3,100,000	3,931,420
Roseville Cmnty. Schools:
Series 2014:
5% 5/1/24	780,000	898,755
5% 5/1/26	1,385,000	1,654,701
Series 2015:
5% 5/1/24	570,000	656,783
5% 5/1/26	1,715,000	2,048,962
5% 5/1/27	1,795,000	2,138,581
5% 5/1/28	1,885,000	2,241,359
Royal Oak Hosp. Fin. Auth. Hosp. Rev. Series 2014 D:
5% 9/1/26	1,000,000	1,143,680
5% 9/1/27	1,175,000	1,339,394
5% 9/1/28	1,870,000	2,126,957
Saginaw Hosp. Fin. Auth. Hosp. Rev. Series 2020 J:
4% 7/1/36	770,000	929,529
4% 7/1/37	820,000	986,591
4% 7/1/39	1,430,000	1,711,210
4% 7/1/40	490,000	581,116
South Lyon Cmnty. Schools Series 2016:
5% 5/1/23	1,575,000	1,747,526
5% 5/1/24	3,200,000	3,696,384
Walled Lake Consolidated School District Series 2020, 5% 5/1/36	1,050,000	1,398,023
Warren Consolidated School District:
Series 2016:
5% 5/1/23	810,000	895,739
5% 5/1/34	5,630,000	6,731,284
5% 5/1/35	1,250,000	1,492,375
Series 2017:
4% 5/1/23 (FSA Insured)	750,000	808,440
4% 5/1/24 (FSA Insured)	750,000	832,875
4% 5/1/25 (FSA Insured)	500,000	570,215
Series 2018:
5% 5/1/30	550,000	714,247
5% 5/1/32	1,100,000	1,418,208
5% 5/1/34	1,175,000	1,501,039
5% 5/1/35	1,200,000	1,526,340
5% 5/1/36	1,000,000	1,266,680
5% 5/1/37	1,300,000	1,640,145
5% 5/1/38	800,000	1,005,736
Washtenaw Intermediate School District Series 2019, 5% 5/1/23	2,000,000	2,214,640
Wayne County Arpt. Auth. Rev.:
Series 2011 A:
5% 12/1/21 (a)	5,000,000	5,205,809
5% 12/1/22 (a)	5,260,000	5,470,610
Series 2012 A, 5% 12/1/23	2,300,000	2,489,842
Series 2012 B, 5% 12/1/32 (a)	1,500,000	1,599,555
Series 2014 C:
5% 12/1/29 (a)	720,000	823,637
5% 12/1/31 (a)	860,000	980,297
5% 12/1/34 (a)	1,655,000	1,877,680
Series 2015 D, 5% 12/1/40 (FSA Insured)	8,165,000	9,580,729
Series 2015 F:
5% 12/1/25 (a)	2,735,000	3,271,005
5% 12/1/27 (a)	4,810,000	5,719,523
Series 2015 G:
5% 12/1/35	5,435,000	6,397,158
5% 12/1/36	5,760,000	6,767,712
Series 2017 A:
5% 12/1/22	640,000	692,634
5% 12/1/37	545,000	658,534
5% 12/1/42	1,455,000	1,741,984
Series 2017 B, 5% 12/1/47 (a)	450,000	523,832
Series 2018 B, 5% 12/1/48 (a)	5,000,000	5,925,100
Series 2018 D:
5% 12/1/30 (a)	4,365,000	5,430,235
5% 12/1/31 (a)	2,825,000	3,494,497
5% 12/1/32 (a)	2,945,000	3,620,171
Wayne State Univ. Revs. Series 2019 A:
4% 11/15/38	1,000,000	1,173,610
4% 11/15/39	800,000	936,944
West Ottawa Pub. School District Series 2014 1:
5% 5/1/30	725,000	831,749
5% 5/1/32	500,000	572,550
5% 5/1/34	900,000	1,028,988
5% 5/1/35	250,000	285,563
Western Michigan Univ. Rev.:
Series 2014:
5% 11/15/25	320,000	374,477
5% 11/15/26	400,000	467,760
5% 11/15/28	650,000	756,587
5% 11/15/29	750,000	872,678
5% 11/15/30	855,000	995,203
5% 11/15/31	700,000	814,786
Series 2015 A:
5% 11/15/26	1,000,000	1,188,800
5% 11/15/28	2,505,000	2,966,045
Series 2019 A, 5% 11/15/44	2,000,000	2,453,120
Ypsilanti School District Series A:
5% 5/1/29	1,305,000	1,609,548
5% 5/1/30	1,550,000	1,908,050
5% 5/1/32	2,000,000	2,450,240
Zeeland Pub. Schools Series A:
5% 5/1/27	1,000,000	1,194,730
5% 5/1/28	500,000	595,945
5% 5/1/29	1,000,000	1,186,700
5% 5/1/30	1,000,000	1,183,410

TOTAL MICHIGAN		699,630,736

Puerto Rico - 0.2%
Puerto Rico Hsg. Fin. Auth. Series 2020, 5% 12/1/27	1,340,000	1,687,489
TOTAL MUNICIPAL BONDS
(Cost $657,010,809)		704,679,246

Municipal Notes - 0.2%
Michigan - 0.2%
Michigan Hsg. Dev. Auth. Multi-family Hsg. Rev. Series 2005, 0.13% 1/4/21, LOC Fed. Home Ln. Bank, Cincinnati, VRDN (a)(b)
(Cost $1,210,000)	1,210,000	1,210,000
TOTAL INVESTMENT IN SECURITIES - 98.5%
(Cost $658,220,809)		705,889,246
NET OTHER ASSETS (LIABILITIES) - 1.5%		10,517,990
NET ASSETS - 100%		$716,407,236

Security Type Abbreviations

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Municipal Securities	$705,889,246	$--	$705,889,246	$--
Total Investments in Securities:	$705,889,246	$--	$705,889,246	$--

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	27.6%
Health Care	25.9%
Transportation	10.3%
Water & Sewer	9.8%
Special Tax	9.5%
Education	7.6%
Others* (Individually Less Than 5%)	9.3%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Fidelity® Michigan Municipal Income Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $658,220,809)		$705,889,246
Cash		4,990,650
Receivable for fund shares sold		213,252
Interest receivable		6,396,787
Prepaid expenses		728
Other receivables		2,180
Total assets		717,492,843
Liabilities
Payable for fund shares redeemed	$362,584
Distributions payable	400,236
Accrued management fee	207,024
Transfer agent fee payable	56,474
Other affiliated payables	13,543
Other payables and accrued expenses	45,746
Total liabilities		1,085,607
Net Assets		$716,407,236
Net Assets consist of:
Paid in capital		$668,681,035
Total accumulated earnings (loss)		47,726,201
Net Assets		$716,407,236
Net Asset Value, offering price and redemption price per share ($716,407,236 ÷ 56,092,808 shares)		$12.77

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2020
Investment Income
Interest		$18,743,923
Expenses
Management fee	$2,403,585
Transfer agent fees	650,315
Accounting fees and expenses	158,520
Custodian fees and expenses	5,218
Independent trustees' fees and expenses	2,222
Registration fees	30,718
Audit	55,565
Legal	6,541
Miscellaneous	4,086
Total expenses before reductions	3,316,770
Expense reductions	(5,606)
Total expenses after reductions		3,311,164
Net investment income (loss)		15,432,759
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		2,296,459
Total net realized gain (loss)		2,296,459
Change in net unrealized appreciation (depreciation) on investment securities		15,329,963
Net gain (loss)		17,626,422
Net increase (decrease) in net assets resulting from operations		$33,059,181

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2020	Year ended December 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$15,432,759	$16,024,910
Net realized gain (loss)	2,296,459	3,377,769
Change in net unrealized appreciation (depreciation)	15,329,963	24,405,510
Net increase (decrease) in net assets resulting from operations	33,059,181	43,808,189
Distributions to shareholders	(17,973,540)	(18,160,383)
Share transactions
Proceeds from sales of shares	117,154,703	99,414,729
Reinvestment of distributions	12,433,906	12,552,934
Cost of shares redeemed	(101,318,002)	(62,248,479)
Net increase (decrease) in net assets resulting from share transactions	28,270,607	49,719,184
Total increase (decrease) in net assets	43,356,248	75,366,990
Net Assets
Beginning of period	673,050,988	597,683,998
End of period	$716,407,236	$673,050,988
Other Information
Shares
Sold	9,284,300	8,059,183
Issued in reinvestment of distributions	983,839	1,013,774
Redeemed	(8,137,989)	(5,050,916)
Net increase (decrease)	2,130,150	4,022,041

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Michigan Municipal Income Fund

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$12.47	$11.97	$12.22	$11.94	$12.38
Income from Investment Operations
Net investment income (loss)A	.283	.309	.319	.333	.352
Net realized and unrealized gain (loss)	.347	.541	(.216)	.324	(.364)
Total from investment operations	.630	.850	.103	.657	(.012)
Distributions from net investment income	(.284)	(.310)	(.318)	(.333)	(.353)
Distributions from net realized gain	(.046)	(.040)	(.035)	(.044)	(.075)
Total distributions	(.330)	(.350)	(.353)	(.377)	(.428)
Redemption fees added to paid in capitalA	–	–	–	–	–B
Net asset value, end of period	$12.77	$12.47	$11.97	$12.22	$11.94
Total ReturnC	5.11%	7.16%	.90%	5.57%	(.16)%
Ratios to Average Net AssetsD
Expenses before reductions	.48%	.48%	.49%	.49%	.49%
Expenses net of fee waivers, if any	.48%	.48%	.48%	.48%	.49%
Expenses net of all reductions	.48%	.48%	.48%	.48%	.48%
Net investment income (loss)	2.25%	2.50%	2.67%	2.74%	2.83%
Supplemental Data
Net assets, end of period (000 omitted)	$716,407	$673,051	$597,684	$680,383	$651,635
Portfolio turnover rate	13%	14%	22%	12%	25%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Michigan Municipal Money Market Fund

Investment Summary/Performance (Unaudited)

Effective Maturity Diversification as of December 31, 2020

Days	% of fund's investments
1 - 7	90.4
8 - 30	0.2
31 - 60	1.0
91 - 180	2.0
> 180	6.4

Effective maturity is determined in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940.

Asset Allocation (% of fund's net assets)

As of December 31, 2020
Tender Option Bond	43.5%
Variable Rate Demand Notes (VRDNs)	34.0%
Investment Companies	11.8%
Other Municipal Security	10.9%
Net Other Assets (Liabilities)*	(0.2)%

 * Net Other Assets (Liabilities) are not included in the pie chart

Current 7-Day Yields

12/31/20
Fidelity® Michigan Municipal Money Market Fund	0.01%

Yield refers to the income paid by the Fund over a given period. Yield for money market funds is usually for seven-day periods, as it is here, though it is expressed as an annual percentage rate. Past performance is no guarantee of future results. Yield will vary and it's possible to lose money investing in the Fund. A portion of the Fund's expenses was reimbursed and/or waived. Absent such reimbursements and/or waivers the yield for the period ending December 31, 2020, the most recent period shown in the table, would have been (0.40)%.

Fidelity® Michigan Municipal Money Market Fund

Schedule of Investments December 31, 2020

Showing Percentage of Net Assets

Variable Rate Demand Note - 34.0%
	Principal Amount	Value
Alabama - 0.5%
Decatur Indl. Dev. Board Exempt Facilities Rev. (Nucor Steel Decatur LLC Proj.) Series 2003 A, 0.19% 1/7/21, VRDN (a)(b)	$1,100,000	$1,100,000
Kansas - 0.3%
Burlington Envir. Impt. Rev. (Kansas City Pwr. and Lt. Co. Proj.):
Series 2007 A, 0.2% 1/7/21, VRDN (b)	400,000	400,000
Series 2007 B, 0.2% 1/7/21, VRDN (b)	100,000	100,000
		500,000
Michigan - 32.5%
Grand Traverse County Hosp. Fin. Auth. Series 2011 B, 0.08% 1/7/21, LOC JPMorgan Chase Bank, VRDN (b)	350,000	350,000
Kent Hosp. Fin. Auth. Hosp. Facilities Rev. (Spectrum Health Sys. Proj.) Series 2008 C, 0.09% 1/7/21, LOC Bank of New York, New York, VRDN (b)	2,000,000	2,000,000
Michigan Fin. Auth. Rev. (Hosp. Proj.) Series 2016 E2, 0.08% 1/7/21, VRDN (b)	3,030,000	3,030,000
Michigan Hsg. Dev. Auth. Rental Hsg. Rev.:
Series 2002 A, 0.13% 1/7/21, LOC Bank of America NA, VRDN (a)(b)	4,900,000	4,900,000
Series 2008 A, 0.11% 1/7/21, LOC Barclays Bank PLC, VRDN (a)(b)	7,040,000	7,040,000
Series 2016 D, 0.12% 1/7/21, LOC Bank of America NA, VRDN (a)(b)	4,970,000	4,970,000
Series 2018 C, 0.12% 1/7/21, LOC Bank of America NA, VRDN (a)(b)	4,650,000	4,650,000
Michigan State Univ. Revs. Series 2000 A, 0.11% 1/7/21 (Liquidity Facility Northern Trust Co.), VRDN (b)	8,040,000	8,040,000
Michigan Strategic Fund Ltd. Oblig. Rev.:
(Henry Ford Museum & Greenfield Village Proj.) Series 2002, 0.11% 1/4/21, LOC Comerica Bank, VRDN (b)	5,040,000	5,040,000
(The Kroger Co. Recovery Zone Facilities Bond Proj.) Series 2010, 0.13% 1/7/21, LOC MUFG Bank Ltd., VRDN (b)	10,900,000	10,900,000
FHLMC Livonia Econ. Dev. Corp. (Madonna Univ. Proj.) Series 2009, 0.13% 1/7/21, LOC Fed. Home Ln. Bank Chicago, VRDN (b)	18,980,000	18,980,000
		69,900,000
Nebraska - 0.7%
Stanton County Indl. Dev. Rev.:
(Nucor Corp. Proj.) Series 1996, 0.19% 1/7/21, VRDN (a)(b)	500,000	500,000
Series 1998, 0.19% 1/7/21, VRDN (a)(b)	1,000,000	1,000,000
		1,500,000
TOTAL VARIABLE RATE DEMAND NOTE
(Cost $73,000,000)		73,000,000

Tender Option Bond - 43.5%
Colorado - 0.0%
Denver City & County Arpt. Rev. Bonds Series G-114, 0.34%, tender 6/1/21 (Liquidity Facility Royal Bank of Canada) (a)(b)(c)(d)(e)	100,000	100,000
Connecticut - 0.1%
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev. Bonds Series Floaters G 110, 0.27%, tender 4/1/21 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	200,000	200,000
Florida - 0.5%
Broward County Port Facilities Rev. Bonds Series G 115, 0.34%, tender 3/1/21 (Liquidity Facility Royal Bank of Canada) (a)(b)(c)(d)(e)	100,000	100,000
Greater Orlando Aviation Auth. Arpt. Facilities Rev. Bonds Series Floaters G 25, 0.34%, tender 4/1/21 (Liquidity Facility Royal Bank of Canada) (a)(b)(c)(d)(e)	100,000	100,000
Jacksonville Elec. Auth. Elec. Sys. Rev. Participating VRDN Series 2019, 0.39% 2/11/21 (Liquidity Facility Wells Fargo Bank NA) (b)(c)(e)	775,000	775,000
		975,000
Indiana - 0.1%
Indiana Fin. Auth. Rev. Participating VRDN Series 2020 004, 0.39% 2/11/21 (Liquidity Facility Wells Fargo Bank NA) (b)(c)(e)	300,000	300,000
Kentucky - 0.1%
CommonSpirit Health Participating VRDN Series MIZ 90 21, 0.21% 1/7/21 (Liquidity Facility Mizuho Cap. Markets Llc) (b)(c)(e)	100,000	100,000
Kentucky State Property & Buildings Commission Rev. Bonds Series G 116, 0.29%, tender 5/3/21 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	100,000	100,000
		200,000
Massachusetts - 0.1%
Massachusetts Gen. Oblig. Bonds:
Series Clipper 09 67, 0.27%, tender 1/14/21 (Liquidity Facility State Street Bank & Trust Co., Boston) (b)(c)(d)(e)	200,000	200,000
Series Clipper 09 69, 0.27%, tender 1/21/21 (Liquidity Facility State Street Bank & Trust Co., Boston) (b)(c)(d)(e)	100,000	100,000
		300,000
Michigan - 40.6%
Clarkston Cmnty. Schools Participating VRDN Series Floaters G72, 0.12% 1/7/21 (Liquidity Facility Royal Bank of Canada) (b)(c)(e)	2,695,000	2,695,000
Detroit Downtown Dev. Auth. Tax Participating VRDN Series Floaters XX 11 01, 0.13% 1/7/21 (Liquidity Facility Barclays Bank PLC) (b)(c)(e)	8,000,000	8,000,000
Eastern Michigan Univ. Revs. Participating VRDN Series Floaters 009, 0.13% 1/7/21 (Liquidity Facility Barclays Bank PLC) (b)(c)(e)	10,800,000	10,800,000
Grand Rapids San. Swr. Sys. Rev. Participating VRDN Series Floaters XF 26 12, 0.12% 1/7/21 (Liquidity Facility Citibank NA) (b)(c)(e)	4,000,000	4,000,000
Michigan Bldg. Auth. Rev. Participating VRDN:
Series Floaters XF 26 09, 0.12% 1/7/21 (Liquidity Facility Citibank NA) (b)(c)(e)	800,000	800,000
Series Floaters XM 04 65, 0.12% 1/7/21 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(e)	3,200,000	3,200,000
Series Floaters XM 07 43, 0.12% 1/7/21 (Liquidity Facility Wells Fargo Bank NA) (b)(c)(e)	2,800,000	2,800,000
Series ZF 08 19, 0.14% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(e)	425,000	425,000
Michigan Fin. Auth. Rev. Participating VRDN:
Series 15 XF0126, 0.13% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(e)	4,980,000	4,980,000
Series 16 XM0223, 0.12% 1/7/21 (Liquidity Facility Toronto-Dominion Bank) (b)(c)(e)	2,300,000	2,300,000
Series 16 ZM0166, 0.12% 1/7/21 (Liquidity Facility Royal Bank of Canada) (b)(c)(e)	10,740,000	10,740,000
Series Floaters ZF 07 84, 0.19% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(e)	2,670,000	2,670,000
Series Floaters ZF 07 90, 0.19% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(e)	2,800,000	2,800,000
Series Floaters ZF 07 96, 0.19% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(e)	2,800,000	2,800,000
Series Floaters ZF 28 25, 0.17% 1/7/21 (Liquidity Facility Barclays Bank PLC) (b)(c)(e)	2,500,000	2,500,000
Series XF 28 61, 0.12% 1/7/21 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(e)	1,200,000	1,200,000
Series XG 02 69, 0.12% 1/7/21 (Liquidity Facility Barclays Bank PLC) (b)(c)(e)	200,000	200,000
Series XM 04 72, 0.12% 1/7/21 (Liquidity Facility Citibank NA) (b)(c)(e)	1,750,000	1,750,000
Series XM 07 48, 0.19% 1/7/21 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(e)	2,240,000	2,240,000
Michigan Hsg. Dev. Auth. Single Family Mtg. Rev. Participating VRDN Series Floaters ZF 07 87, 0.12% 1/7/21 (Liquidity Facility Royal Bank of Canada) (b)(c)(e)	2,600,000	2,600,000
Michigan State Univ. Revs. Participating VRDN Series Floaters ZF 07 50, 0.14% 1/7/21 (Liquidity Facility Bank of America NA) (b)(c)(e)	1,915,000	1,915,000
Monroe Mich Pub. Schools Participating VRDN Series XL 01 46, 0.19% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(e)	2,200,000	2,200,000
Trenton Pub. Schools School District Participating VRDN Series Floaters CTFS G 102, 0.12% 1/7/21 (Liquidity Facility Royal Bank of Canada) (b)(c)(e)	3,100,000	3,100,000
Univ. of Michigan Rev. Participating VRDN:
Series 15 XF2199, 0.12% 1/7/21 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(e)	3,089,000	3,089,000
Series 15 XF2205, 0.13% 1/7/21 (Liquidity Facility Toronto-Dominion Bank) (b)(c)(e)	2,400,000	2,400,000
Series Floaters XF 25 48, 0.13% 1/7/21 (Liquidity Facility Toronto-Dominion Bank) (b)(c)(e)	500,000	500,000
Series Floaters XF 27 53, 0.11% 1/7/21 (Liquidity Facility Cr. Suisse AG) (b)(c)(e)	500,000	500,000
Series Floaters ZF 05 90, 0.14% 1/7/21 (Liquidity Facility Toronto-Dominion Bank) (b)(c)(e)	4,100,000	4,100,000
		87,304,000
New York - 0.2%
New York City Gen. Oblig. Participating VRDN Series 2020 003, 0.49% 2/11/21 (Liquidity Facility Wells Fargo Bank NA) (b)(c)(e)	100,000	100,000
New York City Transitional Fin. Auth. Rev. Participating VRDN Series 002, 0.24% 2/11/21 (Liquidity Facility Wells Fargo Bank NA) (b)(c)(e)(f)	300,000	300,000
		400,000
New York And New Jersey - 0.4%
Port Auth. of New York & New Jersey Participating VRDN Series 16 ZM0160, 0.22% 1/7/21 (Liquidity Facility Royal Bank of Canada) (a)(b)(c)(e)	800,000	800,000
Ohio - 0.0%
Ohio Univ. Gen. Receipts Athens Bonds Series Floaters G 27, 0.29%, tender 6/1/21 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	100,000	100,000
Utah - 1.1%
Salt Lake City Arpt. Rev. Participating VRDN Series DBE 8034, 0.31% 1/7/21 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(b)(c)(e)	2,300,000	2,300,000
Virginia - 0.3%
Lynchburg Econ. Dev. Participating VRDN Series 2020 10, 0.24% 2/11/21 (Liquidity Facility Barclays Bank PLC) (b)(c)(e)	500,000	500,000
Virginia Pub. Bldg. Auth. Pub. Facilities Rev. Bonds Series Floaters G 40, 0.29%, tender 8/2/21 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	100,000	100,000
		600,000
TOTAL TENDER OPTION BOND
(Cost $93,579,000)		93,579,000

Other Municipal Security - 10.9%
Georgia - 0.1%
Atlanta Arpt. Rev. Series K2, 0.26% 1/6/21, LOC PNC Bank NA, CP (a)	200,000	200,000
Massachusetts - 0.4%
Massachusetts Dev. Fin. Agcy. Electrical Utils. Rev. Bonds Series 2005, 0.18% tender 1/4/21 (Massachusetts Elec. Co. Guaranteed), CP mode (a)	800,000	800,000
Massachusetts Indl. Fin. Agcy. Poll. Cont. Rev. Bonds Series 2020, 0.2% tender 1/21/21, CP mode	100,000	100,000
		900,000
Michigan - 10.4%
Detroit Wtr. Supply Sys. Rev. Bonds Series 2011 C, 5% 7/1/21 (Pre-Refunded to 7/1/21 @ 100)	600,000	614,074
Kent Hosp. Fin. Auth. Hosp. Facilities Rev. Bonds (Spectrum Health Sys. Proj.) Series 2015 A, SIFMA Municipal Swap Index + 0.250% 0.34%, tender 7/29/21 (b)(f)	11,915,000	11,915,000
Lansing Board of Wtr. & Lt. Util. Rev. Bonds Series 2011 A, 5% 7/1/21 (Pre-Refunded to 7/1/21 @ 100)	395,000	404,415
Michigan Bldg. Auth. Rev. Series 8, 0.25% 1/7/21, LOC State Street Bank & Trust Co., Boston, LOC U.S. Bank NA, Cincinnati, CP	2,200,000	2,200,000
Michigan Fin. Auth. Rev. Bonds Series 2015 D2, SIFMA Municipal Swap Index + 0.500% 0.59%, tender 8/9/21 (b)(f)	2,700,000	2,700,000
Michigan Hosp. Fin. Auth. Rev. Bonds (Ascension Health Cr. Group Proj.) Series F5, 1.9%, tender 4/1/21 (b)	3,680,000	3,691,306
Michigan State Univ. Revs. Bonds Series 2020 A, 5% 8/15/21	750,000	772,278
		22,297,073
TOTAL OTHER MUNICIPAL SECURITY
(Cost $23,397,073)		23,397,073
	Shares	Value

Investment Company - 11.8%
Fidelity Municipal Cash Central Fund .13% (g)(h)
(Cost $25,440,417)	25,438,015	$25,440,417
TOTAL INVESTMENT IN SECURITIES - 100.2%
(Cost $215,416,490)		$215,416,490
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(329,234)
NET ASSETS - 100%		$215,087,256

Security Type Abbreviations

CP – COMMERCIAL PAPER

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Provides evidence of ownership in one or more underlying municipal bonds.

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,100,000 or 0.5% of net assets.

 (e) Coupon rates are determined by re-marketing agents based on current market conditions.

 (f) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (g) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (h) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Cost
Broward County Port Facilities Rev. Bonds Series G 115, 0.34%, tender 3/1/21 (Liquidity Facility Royal Bank of Canada)	9/1/20	$100,000
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev. Bonds Series Floaters G 110, 0.27%, tender 4/1/21 (Liquidity Facility Royal Bank of Canada)	10/1/20	$200,000
Denver City & County Arpt. Rev. Bonds Series G-114, 0.34%, tender 6/1/21 (Liquidity Facility Royal Bank of Canada)	12/1/20	$100,000
Greater Orlando Aviation Auth. Arpt. Facilities Rev. Bonds Series Floaters G 25, 0.34%, tender 4/1/21 (Liquidity Facility Royal Bank of Canada)	10/1/20	$100,000
Kentucky State Property & Buildings Commission Rev. Bonds Series G 116, 0.29%, tender 5/3/21 (Liquidity Facility Royal Bank of Canada)	11/2/20	$100,000
Massachusetts Gen. Oblig. Bonds Series Clipper 09 67, 0.27%, tender 1/14/21 (Liquidity Facility State Street Bank & Trust Co., Boston)	8/12/20	$200,000
Massachusetts Gen. Oblig. Bonds Series Clipper 09 69, 0.27%, tender 1/21/21 (Liquidity Facility State Street Bank & Trust Co., Boston)	8/20/20	$100,000
Ohio Univ. Gen. Receipts Athens Bonds Series Floaters G 27, 0.29%, tender 6/1/21 (Liquidity Facility Royal Bank of Canada)	12/1/20	$100,000
Virginia Pub. Bldg. Auth. Pub. Facilities Rev. Bonds Series Floaters G 40, 0.29%, tender 8/2/21 (Liquidity Facility Royal Bank of Canada)	8/3/20	$100,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Municipal Cash Central Fund	$117,206
Total	$117,206

Amounts in the income column in the above table exclude any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

The value, beginning of period, for the Fidelity Municipal Cash Central Fund was $28,460,419. Net realized gain (loss) and change in net unrealized appreciation (depreciation) on Fidelity Municipal Cash Central Fund is presented in the Statement of Operations, if applicable. Purchases and sales of the Fidelity Municipal Cash Central Fund were $72,781,998 and $75,802,000, respectively, during the period.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Michigan Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $189,976,073)	$189,976,073
Fidelity Central Funds (cost $25,440,417)	25,440,417
Total Investment in Securities (cost $215,416,490)		$215,416,490
Receivable for fund shares sold		2,581
Interest receivable		101,938
Distributions receivable from Fidelity Central Funds		1,980
Prepaid expenses		245
Total assets		215,523,234
Liabilities
Payable to custodian bank	$324,268
Payable for fund shares redeemed	58,066
Distributions payable	90
Accrued management fee	18,912
Audit fee payable	30,850
Other affiliated payables	2,813
Other payables and accrued expenses	929
Total liabilities		435,978
Net Assets		$215,087,256
Net Assets consist of:
Paid in capital		$215,089,087
Total accumulated earnings (loss)		(1,831)
Net Assets		$215,087,256
Net Asset Value, offering price and redemption price per share ($215,087,256 ÷ 214,727,874 shares)		$1.00

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2020
Investment Income
Interest		$1,396,747
Income from Fidelity Central Funds		116,975
Total income		1,513,722
Expenses
Management fee	$802,069
Transfer agent fees	362,086
Accounting fees and expenses	35,707
Custodian fees and expenses	2,336
Independent trustees' fees and expenses	761
Registration fees	25,538
Audit	35,435
Legal	2,397
Miscellaneous	1,014
Total expenses before reductions	1,267,343
Expense reductions	(538,431)
Total expenses after reductions		728,912
Net investment income (loss)		784,810
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,497
Capital gain distributions from Fidelity Central Funds	231
Total net realized gain (loss)		3,728
Net increase in net assets resulting from operations		$788,538

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2020	Year ended December 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$784,810	$2,743,266
Net realized gain (loss)	3,728	21,468
Net increase in net assets resulting from operations	788,538	2,764,734
Distributions to shareholders	(809,041)	(2,745,404)
Share transactions
Proceeds from sales of shares	26,398,910	23,836,710
Reinvestment of distributions	769,599	2,642,432
Cost of shares redeemed	(65,198,730)	(84,012,064)
Net increase (decrease) in net assets and shares resulting from share transactions	(38,030,221)	(57,532,922)
Total increase (decrease) in net assets	(38,050,724)	(57,513,592)
Net Assets
Beginning of period	253,137,980	310,651,572
End of period	$215,087,256	$253,137,980
Other Information
Shares
Sold	26,398,909	23,836,710
Issued in reinvestment of distributions	769,599	2,642,432
Redeemed	(65,198,729)	(84,012,064)
Net increase (decrease)	(38,030,220)	(57,532,922)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Michigan Municipal Money Market Fund

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income (loss)	.003	.010	.009	.004	.001
Net realized and unrealized gain (loss)	–A	–A	.001	–A	.001
Total from investment operations	.003	.010	.010	.004	.002
Distributions from net investment income	(.003)	(.010)	(.009)	(.004)	(.001)
Distributions from net realized gain	–A	–A	(.001)	–A	(.001)
Total distributions	(.003)	(.010)	(.010)	(.004)	(.002)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total ReturnB	.34%	.98%	1.01%	.37%	.16%
Ratios to Average Net AssetsC,D
Expenses before reductions	.55%	.55%	.55%	.53%	.52%
Expenses net of fee waivers, if any	.32%	.55%	.55%	.53%	.35%
Expenses net of all reductions	.32%	.55%	.55%	.53%	.35%
Net investment income (loss)	.34%	.98%	.90%	.35%	.06%
Supplemental Data
Net assets, end of period (000 omitted)	$215,087	$253,138	$310,652	$420,820	$574,369

 A Amount represents less than $.0005 per share.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2020

1. Organization.

Fidelity Michigan Municipal Income Fund (the Income Fund) is a fund of Fidelity Municipal Trust. Fidelity Michigan Municipal Money Market Fund (the Money Market Fund) is a fund of Fidelity Municipal Trust II. Each Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Municipal Trust and Fidelity Municipal Trust II (the Trusts) are organized as a Massachusetts business trust and a Delaware statutory trust, respectively. The Income Fund is a non-diversified fund. Each Fund is authorized to issue an unlimited number of shares. Shares of the Money Market Fund are only available for purchase by retail shareholders. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. Each Fund may be affected by economic and political developments in the state of Michigan.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Income Fund's investments to the Fair Value Committee (the Committee) established by the Income Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Income Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Income Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Income Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

For the Income Fund, debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

For the Money Market Fund, as permitted by compliance with certain conditions under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates fair value. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity. Securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

For the Income Fund, changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2020 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day for the Income Fund and trades executed through the end of the current business day for the Money Market Fund. Gains and losses on securities sold are determined on the basis of identified cost and for certain Funds include proceeds received from litigation. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2020, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds and losses deferred due to wash sales.

The Funds purchase municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Michigan Municipal Income Fund	$658,224,408	$47,793,651	$(128,813)	$47,664,838
Fidelity Michigan Municipal Money Market Fund	215,416,490	–	–	–

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed tax-exempt income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Michigan Municipal Income Fund	$33,228	$28,134	$47,664,838

The tax character of distributions paid was as follows:

December 31, 2020
	Tax-Exempt Income	Ordinary Income	Long-term Capital Gains	Total
Fidelity Michigan Municipal Income Fund	$15,432,426	$–	$2,541,114	$17,973,540
Fidelity Michigan Municipal Money Market Fund	785,107	4,324	19,610	809,041

December 31, 2019
	Tax-Exempt Income	Ordinary Income	Long-term Capital Gains	Total
Fidelity Michigan Municipal Income Fund	$16,024,388	$1,868,996	$266,999	$18,160,383
Fidelity Michigan Municipal Money Market Fund	2,742,853	–	2,551	2,745,404

Restricted Securities (including Private Placements). The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Michigan Municipal Income Fund	136,510,942	87,254,240

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Fidelity Michigan Municipal Income Fund	.25%	.10%	.35%
Fidelity Michigan Municipal Money Market Fund	.25%	.10%	.35%

During the period, the investment advisor or its affiliates waived a portion of these fees for the Money Market Fund.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Funds. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Fidelity Michigan Municipal Income Fund	.09%
Fidelity Michigan Municipal Money Market Fund	.16%

During the period, the investment advisor or its affiliates waived a portion of these fees for the Money Market Fund.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Michigan Municipal Income Fund	.02
Fidelity Michigan Municipal Money Market Fund	.02

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. For the Income Fund, interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note, and amounted to $5,175,000 and $2,060,000, respectively.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Michigan Municipal Income Fund	$1,587

During the period, the Income Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser voluntarily agreed to reimburse expenses of the Money Market Fund to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The Money Market Fund was in reimbursement during the period:

	Expense Limitations	Reimbursement
Fidelity Michigan Municipal Money Market Fund	.55%	$7,536

Additionally, the investment adviser or its affiliates voluntarily agreed to waive certain fees for the Money Market Fund in order to avoid a negative yield. Such arrangements may be discontinued by the investment adviser at any time. For the period, the amount of the waiver was $530,387.

In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
Fidelity Michigan Municipal Income Fund	$4,270

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses as follows:

Amount
Fidelity Michigan Municipal Income Fund	$1,336
Fidelity Michigan Municipal Money Market Fund	508

8. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

9. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Funds' performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Municipal Trust and Fidelity Municipal Trust II and the Shareholders of Fidelity Michigan Municipal Income Fund and Fidelity Michigan Municipal Money Market Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fidelity Michigan Municipal Income Fund (one of the funds constituting Fidelity Municipal Trust) and Fidelity Michigan Municipal Money Market Fund (one of the funds constituting Fidelity Municipal Trust II) (hereafter collectively referred to as the “Funds”) as of December 31, 2020, the related statements of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2020 and each of the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 9, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 280 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under SEC regulations for money market funds.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period-B July 1, 2020 to December 31, 2020
Fidelity Michigan Municipal Income Fund	.48%
Actual		$1,000.00	$1,027.70	$2.45
Hypothetical-C		$1,000.00	$1,022.72	$2.44
Fidelity Michigan Municipal Money Market Fund	.19%
Actual		$1,000.00	$1,000.10	$.96-D
Hypothetical-C		$1,000.00	$1,024.18	$.97-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

 D If certain fees were not voluntarily waived by the investment adviser or its affiliates during the period, the annualized expense ratio would have been .55% and the expenses paid in the actual and hypothetical examples above would have been $2.76 and $2.80, respectively.

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Michigan Municipal Income Fund	02/08/21	02/05/21	$0.001
Fidelity Michigan Municipal Money Market Fund	02/08/21	02/05/21	$0.000

The funds hereby designate as a capital gain dividend the amount noted below for the taxable year ended December 31, 2020, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Michigan Municipal Income Fund	$2,300,088
Fidelity Michigan Municipal Money Market Fund	$831

During fiscal year ended 2020, 100% of Fidelity Michigan Municipal Income Fund and Fidelity Michigan Municipal Money Market Fund's income dividends were free from federal income tax, and 8.96% of Fidelity Michigan Municipal Income Fund and 17.13% of Fidelity Michigan Municipal Money Market Fund's income dividends were subject to the federal alternative minimum tax.

The funds will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Michigan Municipal Income Fund / Fidelity Michigan Municipal Money Market Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2020 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the funds notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds or classes and index funds; (vii) lowering expenses for certain funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance (for  Fidelity Michigan Municipal Income Fund). The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in March 2020 and June 2020.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to appropriate peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Fidelity Michigan Municipal Money Market Fund). The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate peer group.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to the gross performance of appropriate peer groups, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the fund's market value NAV over time and its resilience under various stressed conditions; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods.

The Board recognizes that in interest rate environments where many competitors waive fees to maintain a minimum yield, relative money market fund performance on a net basis (after fees and expenses) may not be particularly meaningful due to miniscule performance differences among competitor funds. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate peer group for the most recent one-, three-, and five-year periods. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and was considered by the Board.

Fidelity Michigan Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2019.

Fidelity Michigan Municipal Money Market Fund

The Board noted that because there is a relatively small number of state-specific funds in the Lipper objective, Fidelity combines Lipper's separate categories for state-specific funds with all state and national municipal money market funds to create a single mapped group. The Board considered that Fidelity is the only firm that offers a Michigan money market fund.

The Board noted that the fund's management fee rate ranked above the median of its Total Mapped Group and above the median of its ASPG for 2019. The Board also noted that the management fee rate was seven BP above the Total Mapped Group median and seven BP above the ASPG median.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for each fund. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that Fidelity Michigan Municipal Income Fund's total expense ratio ranked below the competitive median for 2019 and Fidelity Michigan Municipal Money Market Fund's total expense ratio ranked above the competitive median for 2019. The Board considered that, in general, various factors can affect total expense ratios. The Board considered that the competitive data for Fidelity Michigan Municipal Money Market Fund reflects periods for which many competitor funds waived fees or reimbursed expenses in order to maintain a minimum yield. The Board noted that, excluding fee waivers and reimbursements, the fund's total expense ratio ranked above the median, but the difference in total expense ratio was 5 BP.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation agreements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and outflows from actively managed equity funds; and (viii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

MIR-ANN-0221
1.540080.123

Fidelity® Minnesota Municipal Income Fund

Annual Report

December 31, 2020

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

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You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

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Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2020	Past 1 year	Past 5 years	Past 10 years
Fidelity® Minnesota Municipal Income Fund	4.65%	3.38%	3.85%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Minnesota Municipal Income Fund on December 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond Index performed over the same period.

Period Ending Values
$14,587	Fidelity® Minnesota Municipal Income Fund
$15,718	Bloomberg Barclays Municipal Bond Index

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds posted a gain for 2020, overcoming market volatility related to economic and credit fears caused by the coronavirus. The Bloomberg Barclays Municipal Bond Index rose 5.21% for the year. After gaining 7.54% in 2019, munis began 2020 on an upswing, driven by robust demand. By the second week of March, however, the outbreak and spread of COVID-19 raised the prospect of a broad economic slowdown that would present financial challenges for muni issuers across sectors. For example, revenue bonds used to finance airport projects were hampered by a sharp reduction in air travel. Also, bonds issued by hospitals received scrutiny due to uncertain reimbursement for coronavirus-related treatment and the halt of elective procedures. State and local government tax revenue was impacted by the delay in the income-tax filing date to July 15 and the collapse in revenue from sales taxes, activity taxes and fees. Muni yields rose substantially amid this uncertainty. The U.S. Federal Reserve responded to the risk of rapid economic contraction and dysfunction in the credit markets by lowering the fed funds rate, purchasing taxable bonds and launching lending facilities, while Congress passed substantial fiscal stimulus. This led to increased market liquidity and a return of new issuance in the primary market. Demand for municipal bonds, coupled with better-than-expected economic data, drove down muni yields and credit spreads through December 31.

Comments from Co-Portfolio Managers Cormac Cullen, Michael Maka and Elizah McLaughlin:  For 2020, the fund gained 4.65%, lagging, net of fees, the 5.12% advance of the state benchmark, the Bloomberg Barclays Minnesota Enhanced Modified 2% Tobacco Municipal Bond Index. We focused on longer-term objectives and sought to generate attractive tax-exempt income and competitive risk-adjusted returns over time. Versus the state benchmark, underweighting lower-coupon securities detracted from the fund's performance. An underweighting in bonds backed by the state of Minnesota also hurt on a relative basis, as did an overweighting in private higher-education bonds. Differences in the way fund holdings and index components were priced posed a significant relative performance headwind for the fund as well. In contrast, fund holdings cumulatively produced more income than the components of the state benchmark, which added value. Security selection among health care bonds and housing bonds also made a relative performance contribution.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On March 1, 2020, Michael Maka assumed co-management responsibilities for the fund. He succeeded Kevin Ramundo, who retired from Fidelity on June 30, 2020, after more than 20 years with the firm.

Investment Summary (Unaudited)

Top Five Sectors as of December 31, 2020

% of fund's net assets
General Obligations	39.7
Health Care	20.4
Education	11.7
Electric Utilities	8.3
Transportation	6.6

Quality Diversification (% of fund's net assets)

As of December 31, 2020
AAA	13.7%
AA,A	75.6%
BBB	6.4%
BB and Below	0.6%
Not Rated	1.5%
Short-Term Investments and Net Other Assets	2.2%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments December 31, 2020

Showing Percentage of Net Assets

Municipal Bonds - 97.8%
	Principal Amount	Value
Guam - 0.6%
Guam Int'l. Arpt. Auth. Rev.:
Series 2013 C, 6.25% 10/1/34 (a)	$850,000	$923,687
Series 2019 A, 5% 10/1/23 (a)	1,785,000	1,902,632
Guam Pwr. Auth. Rev. Series 2012 A, 5% 10/1/21 (FSA Insured)	1,100,000	1,134,787

TOTAL GUAM		3,961,106

Minnesota - 97.0%
Anoka-Hennepin Independent School District 11 Series 2014 A:
5% 2/1/23	805,000	880,646
5% 2/1/24	1,110,000	1,262,425
5% 2/1/25	1,015,000	1,151,710
5% 2/1/26	1,220,000	1,385,920
5% 2/1/27	1,285,000	1,458,501
5% 2/1/28	1,345,000	1,525,714
5% 2/1/29	1,415,000	1,603,733
5% 2/1/34	1,800,000	2,033,604
Chaska Elec. Rev. Series 2015 A:
5% 10/1/26	1,000,000	1,207,690
5% 10/1/27	1,665,000	2,001,280
5% 10/1/29	785,000	939,088
Chaska Independent School District #112 Gen. Oblig. (Minnesota School District Cr. Enhancement Prog.) Series 2016 A:
5% 2/1/30	1,400,000	1,702,792
5% 2/1/31	3,600,000	4,358,592
City of Virginia Series 2020 A:
4% 2/1/37 (FSA Insured)	1,000,000	1,157,680
4% 2/1/39 (FSA Insured)	1,000,000	1,152,520
City of White Bear Lake (YMCA of Greater Twin Cities Proj.) Series 2018:
5% 6/1/25	565,000	651,405
5% 6/1/26	500,000	588,700
5% 6/1/28	1,000,000	1,212,240
5% 6/1/30	625,000	742,156
5% 6/1/31	700,000	823,767
5% 6/1/33	1,000,000	1,159,560
Cloquet Independent School District #94 Series 2015 B:
5% 2/1/28	3,030,000	3,589,520
5% 2/1/31	1,245,000	1,471,030
Ctr. City Health Care Facilities (Hazelden Betty Ford Foundation Proj.) Series 2014:
5% 11/1/23	775,000	861,614
5% 11/1/25	250,000	285,558
5% 11/1/26	500,000	568,790
5% 11/1/27	420,000	476,293
Dawson-Boyd Independent School District Series 2019 A:
4% 2/1/33	1,140,000	1,360,214
4% 2/1/36	1,360,000	1,610,893
4% 2/1/37	1,200,000	1,417,332
Dilworth-Glyndon-Felton ISD No. 2164 Series 2020 A, 4% 2/1/34	1,000,000	1,138,570
Duluth Econ. Dev. Auth. Health Care Facilities Rev. Series 2018 A:
5% 2/15/43	1,500,000	1,796,685
5% 2/15/48	3,000,000	3,563,040
5% 2/15/58	3,125,000	3,687,969
Duluth Independent School District #709 Ctfs. of Prtn. Series 2019 B:
5% 2/1/21	300,000	300,926
5% 2/1/22	320,000	334,602
5% 2/1/23	380,000	413,231
5% 2/1/24	400,000	451,388
5% 2/1/25	375,000	438,446
5% 2/1/26	395,000	477,358
5% 2/1/27	370,000	459,233
5% 2/1/28	350,000	444,843
Elk River Independent School District #728:
Series 2019 A, 3% 2/1/33	2,925,000	3,205,742
Series 2020 A, 4% 2/1/31	2,120,000	2,553,243
Forest Lake Series 2019 A, 4% 2/1/31	1,790,000	2,202,362
Hennepin County Gen. Oblig.:
Series 2016 A:
5% 12/1/39	5,250,000	6,488,580
5% 12/1/40	7,200,000	8,884,656
Series 2016 B, 5% 12/1/31	1,135,000	1,426,570
Series 2019 B, 5% 12/15/39	3,725,000	4,832,294
Series 2020 A, 5% 12/1/31	4,765,000	6,681,674
Itasca County (Minnesota County Cr. Enhancement Prog.) Series 2020 B, 4% 2/1/30	1,520,000	1,908,770
Jordan Ind. School District:
Series 2014 A:
5% 2/1/28 (Pre-Refunded to 2/1/23 @ 100)	960,000	1,048,733
5% 2/1/29 (Pre-Refunded to 2/1/29 @ 100)	1,000,000	1,092,430
5% 2/1/30 (Pre-Refunded to 2/1/30 @ 100)	1,245,000	1,360,075
Series A, 5% 2/1/28 (Pre-Refunded to 2/1/28 @ 100)	40,000	43,697
Maple Grove Health Care Sys. Rev.:
Series 2015:
4% 9/1/35	1,250,000	1,356,175
5% 9/1/25	215,000	253,143
5% 9/1/28	695,000	808,139
5% 9/1/30	1,500,000	1,731,255
5% 9/1/31	1,300,000	1,496,404
5% 9/1/32	1,000,000	1,147,290
Series 2017:
5% 5/1/26	1,355,000	1,648,954
5% 5/1/27	1,400,000	1,748,432
5% 5/1/28	2,915,000	3,608,653
5% 5/1/29	1,000,000	1,224,170
5% 5/1/30	850,000	1,032,580
5% 5/1/31	580,000	700,211
5% 5/1/32	500,000	599,575
Maple River Independent School District No. 2135 Series 2020 A, 4% 2/1/45	2,750,000	3,304,538
Metropolitan Council Gen. Oblig. Rev.:
Series 2020 B, 5% 3/1/32	4,500,000	6,139,980
Series 2020 D:
5% 3/1/30	1,295,000	1,784,743
5% 3/1/31	1,355,000	1,909,818
Minneapolis & Saint Paul Hsg. & Redev. Auth. Health Care Sys. Rev. (Allina Health Sys. Proj.) Series 2017 A:
5% 11/15/27	1,250,000	1,586,813
5% 11/15/28	2,965,000	3,740,288
5% 11/15/29	1,040,000	1,304,441
Minneapolis & Saint Paul Metropolitan Arpts. Commission Arpt. Rev.:
Series 2012 B:
5% 1/1/26	1,250,000	1,302,625
5% 1/1/27	1,500,000	1,562,685
Series 2014 A:
5% 1/1/26	3,015,000	3,387,292
5% 1/1/28	4,000,000	4,488,840
5% 1/1/29	2,150,000	2,411,397
5% 1/1/30	2,000,000	2,242,540
5% 1/1/31	6,020,000	6,746,253
Series 2016 A:
5% 1/1/30	4,000,000	4,934,800
5% 1/1/31	2,350,000	2,889,842
5% 1/1/32	2,900,000	3,553,921
Series 2016 C, 5% 1/1/46	4,770,000	5,670,481
Series 2016 D:
5% 1/1/23 (a)	670,000	728,337
5% 1/1/27 (a)	350,000	429,601
5% 1/1/28 (a)	430,000	523,310
5% 1/1/29 (a)	225,000	271,645
5% 1/1/30 (a)	475,000	569,178
5% 1/1/31 (a)	200,000	238,884
5% 1/1/32 (a)	200,000	238,068
5% 1/1/33 (a)	220,000	260,707
5% 1/1/34 (a)	225,000	266,045
5% 1/1/35 (a)	225,000	265,761
5% 1/1/36 (a)	220,000	259,239
5% 1/1/37 (a)	250,000	293,873
5% 1/1/41 (a)	725,000	846,198
Minneapolis Health Care Sys. Rev.:
Series 2015 A:
5% 11/15/27 (FSA Insured)	850,000	1,020,026
5% 11/15/28	1,380,000	1,648,603
5% 11/15/29	1,000,000	1,189,280
5% 11/15/30	1,000,000	1,185,840
5% 11/15/31	3,665,000	4,333,789
5% 11/15/32	2,200,000	2,592,062
Series 2018 A:
5% 11/15/34	3,350,000	4,232,390
5% 11/15/35	2,500,000	3,149,625
5% 11/15/36	2,500,000	3,139,875
Minneapolis Spl. School District:
(Minnesota School District Cr. Enhancement Prog.):
Series 2019 A, 5% 2/1/32	1,125,000	1,486,811
Series 2019 B, 5% 2/1/32	1,815,000	2,398,722
(MN SD Cr. Enhancement Prog.):
Series 2017 B, 5% 2/1/29	2,590,000	3,373,812
Series 2018 A, 5% 2/1/33	1,000,000	1,276,510
Series 2018 B, 5% 2/1/33	3,190,000	4,072,067
Series 2017 A, 4% 2/1/33	1,415,000	1,709,688
Series 2017 B:
4% 2/1/33	2,595,000	3,135,435
4% 2/1/34	2,595,000	3,119,891
Series 2020 B, 4% 2/1/36	1,745,000	2,166,365
Series 2020 C, 4% 2/1/38	1,665,000	2,052,279
Minneapolis Spl. School District #1 Ctfs. of Prtn. Series 2016 C, 5% 2/1/31	1,915,000	2,390,820
Minnesota Ctfs. Prtn. (Minnesota Gen. Oblig. Proj.) Series 2014, 5% 6/1/39	2,445,000	2,763,339
Minnesota Gen. Oblig.:
Series 2011 B:
5% 10/1/24 (Pre-Refunded to 10/1/21 @ 100)	2,500,000	2,590,075
5% 10/1/30 (Pre-Refunded to 10/1/21 @ 100)	3,000,000	3,108,090
Series 2015 A, 5% 8/1/33	1,900,000	2,271,697
Series 2017 A:
5% 10/1/31	5,000,000	6,419,250
5% 10/1/33	3,335,000	4,246,355
Series 2018 B, 4% 8/1/35	5,270,000	6,363,736
Series 2019 A:
5% 8/1/29	5,000,000	6,825,100
5% 8/1/31	1,000,000	1,354,970
5% 8/1/35	5,000,000	6,676,750
Series 2019 B, 5% 8/1/28	2,000,000	2,668,080
Series 2020 A:
5% 8/1/35	6,000,000	8,203,800
5% 8/1/37	6,000,000	8,147,460
Minnesota Higher Ed. Facilities Auth. Rev.:
(Macalester College, MN Proj.) Series 2017:
5% 3/1/28	400,000	501,604
5% 3/1/30	500,000	620,335
(Univ. of St Thomas) Series 2017 A:
5% 10/1/27	500,000	622,905
5% 10/1/28	735,000	910,121
5% 10/1/29	760,000	935,461
5% 10/1/30	655,000	802,860
Series 2016 A, 5% 5/1/46	3,610,000	3,638,230
Series 2017 A, 4% 10/1/35	800,000	899,328
Series 2017:
5% 3/1/28	2,000,000	2,514,860
5% 3/1/31	1,000,000	1,239,890
5% 10/1/31	590,000	691,598
5% 3/1/34	530,000	650,241
5% 10/1/34	440,000	510,752
5% 10/1/35	555,000	642,790
Series 2018 A:
5% 10/1/34	1,140,000	1,372,184
5% 10/1/45	3,650,000	4,272,763
Series 2019:
3% 12/1/21	75,000	76,021
3% 12/1/22	100,000	102,445
3% 12/1/23	100,000	103,732
4% 12/1/24	100,000	108,460
4% 12/1/25	180,000	198,722
4% 12/1/26	190,000	212,411
4% 12/1/27	195,000	220,288
4% 12/1/28	240,000	273,187
4% 12/1/29	285,000	326,653
4% 12/1/30	150,000	170,826
4% 12/1/31	450,000	509,585
4% 12/1/32	690,000	777,037
4% 12/1/33	750,000	839,850
4% 12/1/34	225,000	251,523
4% 12/1/40	2,900,000	3,187,187
5% 10/1/29	400,000	515,848
5% 10/1/40	1,000,000	1,228,340
Series Eight-G, 5% 12/1/31	1,000,000	1,173,520
Series Eight-J:
5% 3/1/26	1,015,000	1,195,883
5% 3/1/27	500,000	586,380
Series Eight-L:
5% 4/1/28	920,000	1,094,634
5% 4/1/29	1,005,000	1,190,091
5% 4/1/35	500,000	581,890
Minnesota Hsg. Fin. Agcy.:
(Mtg. Backed Securities Pass Through Prog.) Series 2019 C, 3.15% 6/1/49	1,521,810	1,585,650
(Mtg.-Backed Securities Pass-Through Prog.) Series H, 2.47% 1/1/50	3,245,818	3,339,136
Series 2015 A:
5% 8/1/29	1,000,000	1,154,660
5% 8/1/30	1,000,000	1,154,280
5% 8/1/31	1,000,000	1,147,770
5% 8/1/32	1,000,000	1,143,960
5% 8/1/33	1,000,000	1,140,930
Series 2016 B, 3.5% 7/1/46	5,055,000	5,400,257
Series 2019 B, 4.25% 7/1/49	4,440,000	4,996,598
Series 2020 G, 3% 1/1/51	1,500,000	1,647,585
Series B:
3.5% 7/1/50	10,420,000	11,561,928
4% 8/1/36	2,000,000	2,460,700
Series E, 3.5% 7/1/50	4,980,000	5,552,551
Series I, 3% 1/1/51	2,000,000	2,209,040
Minnesota Muni. Pwr. Agcy. Elec. Rev.:
Series 2014 A, 5% 10/1/26	830,000	967,581
Series 2014:
5% 10/1/26	630,000	734,429
5% 10/1/27	750,000	871,898
5% 10/1/30	1,000,000	1,159,310
Series 2016:
4% 10/1/41	1,000,000	1,117,250
5% 10/1/32	1,500,000	1,837,410
5% 10/1/33	400,000	489,728
5% 10/1/35	400,000	487,976
5% 10/1/36	1,000,000	1,218,070
5% 10/1/47	2,000,000	2,402,820
Minnesota Pub. Facilities Auth. Rev. Series 2016 A:
5% 3/1/29	5,000,000	6,156,150
5% 3/1/30	5,150,000	6,320,183
Minnesota State Colleges & Univs. Board of Trustees Rev. Series 2011 A, 5% 10/1/30	1,495,000	1,543,528
Minnesota State Gen. Fdg. Rev.:
Series 2012 B:
5% 3/1/27	12,840,000	13,528,721
5% 3/1/28	4,275,000	4,503,285
Series 2014 A:
5% 6/1/27	5,000,000	5,525,000
5% 6/1/38	5,000,000	5,484,600
Moorhead Edl. Facilities Rev. (The Concordia College Corp. Proj.) Series 2016, 5% 12/1/25	2,500,000	2,771,975
Moorhead ISD No. 152 Series 2020 A, 4% 2/1/31	2,015,000	2,435,974
Mounds View Independent School District #621 Series 2018 A, 5% 2/1/29	6,840,000	8,604,173
North Branch Independent School District #138 Series 2017 A, 4% 2/1/29	2,015,000	2,391,201
North St Paul Maplewood Minn I (MN SD Cr. Enhancement Prog.) Series 2019 B, 4% 2/1/32	3,120,000	3,723,158
Northern Muni. Pwr. Agcy. Elec. Sys. Rev.:
Series 2013 A:
5% 1/1/23	850,000	928,625
5% 1/1/24	650,000	708,123
5% 1/1/25	975,000	1,060,352
5% 1/1/31	1,740,000	1,879,687
Series 2016:
5% 1/1/28	500,000	605,280
5% 1/1/29	620,000	746,833
5% 1/1/30	520,000	622,991
5% 1/1/31	350,000	417,249
Series 2017:
5% 1/1/29	460,000	567,267
5% 1/1/31	400,000	487,472
5% 1/1/33	475,000	573,696
5% 1/1/35	520,000	625,659
Robbinsdale Independent School District 281 (MN SD Cr. Enhancement Prog.) Series 2019 B:
5% 2/1/29	1,010,000	1,307,556
5% 2/1/30	955,000	1,227,337
Rochester Elec. Util. Rev.:
Series 2013 B:
5% 12/1/26	570,000	644,277
5% 12/1/27	275,000	310,494
5% 12/1/28	275,000	310,239
5% 12/1/43	1,000,000	1,111,870
Series 2017 A:
5% 12/1/42	1,100,000	1,322,992
5% 12/1/47	1,000,000	1,195,830
Rochester Health Care Facilities Rev.:
(Olmsted Med. Ctr. Proj.) Series 2013:
5% 7/1/21 (Escrowed to Maturity)	790,000	808,244
5% 7/1/22 (Escrowed to Maturity)	350,000	374,420
5% 7/1/24 (Pre-Refunded to 7/1/23 @ 100)	300,000	334,776
5% 7/1/27 (Pre-Refunded to 7/1/23 @ 100)	345,000	384,992
5% 7/1/28 (Pre-Refunded to 7/1/23 @ 100)	225,000	251,082
5% 7/1/33 (Pre-Refunded to 7/1/23 @ 100)	1,225,000	1,367,002
Bonds (Mayo Foundation Proj.) Series C, 4.5%, tender 11/15/21 (b)	1,200,000	1,242,975
Series 2012, 4% 11/15/41	1,205,000	1,242,222
Series 2016 B:
5% 11/15/31	3,225,000	4,577,533
5% 11/15/35	4,000,000	6,087,440
4% 11/15/48	400,000	456,144
Roseville Independent School District #623:
(Minnesota Gen. Oblig.) Series 2018 A, 5% 2/1/31	5,050,000	6,287,806
(MN School District Cr. Enhancement Prog.) Series 2018 A:
5% 2/1/26	2,400,000	2,958,216
5% 2/1/29	5,180,000	6,505,510
Saint Cloud Health Care Rev.:
Series 2010 A, 5.125% 5/1/30	310,000	310,911
Series 2014 B, 5% 5/1/22	1,950,000	2,061,482
Series 2016 A:
5% 5/1/29	1,125,000	1,352,779
5% 5/1/30	1,000,000	1,196,270
5% 5/1/31	1,000,000	1,192,720
5% 5/1/46	5,000,000	5,803,050
Series 2019, 5% 5/1/48	6,000,000	7,376,520
Saint Paul Hsg. & Redev. Auth. Hosp. Rev. (HealthEast Care Sys. Proj.) Series 2015 A:
5% 11/15/27 (Pre-Refunded to 11/15/25 @ 100)	2,515,000	3,078,184
5% 11/15/30 (Pre-Refunded to 11/15/25 @ 100)	1,585,000	1,939,929
Saint Paul Sales Tax Rev. Series 2014 G:
5% 11/1/26	1,000,000	1,171,050
5% 11/1/28	1,000,000	1,166,490
Shakopee Health Care Facilities Rev. Series 2014:
5% 9/1/23	1,895,000	2,103,564
5% 9/1/24	1,000,000	1,150,350
5% 9/1/25	1,345,000	1,541,182
5% 9/1/26	1,575,000	1,799,816
5% 9/1/28	1,000,000	1,130,980
5% 9/1/34	1,065,000	1,177,091
Southern Minnesota Muni. Pwr. Agcy. Pwr. Supply Sys. Rev.:
(Cap. Appreciation) Series 1994 A, 0% 1/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,165,000	3,034,159
Series 2015 A:
5% 1/1/28	1,000,000	1,213,300
5% 1/1/34	1,695,000	2,027,051
5% 1/1/36	1,000,000	1,191,600
5% 1/1/41	1,025,000	1,211,540
Series 2019 A, 5% 1/1/34	1,230,000	1,615,433
St. Paul Hsg. & Redev. Auth. Health Care Facilities Rev.:
(Fairview Hsp & Hltcare Srv Sys. Proj.) 5% 11/15/47	7,395,000	8,865,126
Series 2015 A:
5% 7/1/29	5,000,000	5,884,850
5% 7/1/30	5,000,000	5,865,250
Series 2017 A:
5% 11/15/28	460,000	581,757
5% 11/15/30	650,000	813,826
5% 11/15/31	845,000	1,053,909
5% 11/15/33	3,410,000	4,218,068
5% 11/15/34	665,000	821,408
Univ. of Minnesota Gen. Oblig.:
Series 2016:
5% 4/1/37	2,125,000	2,557,055
5% 4/1/41	6,000,000	7,158,960
Series 2017 A:
5% 9/1/33	5,025,000	6,320,244
5% 9/1/37	3,880,000	4,836,847
Series 2017 B, 5% 12/1/32	2,000,000	2,540,600
Series 2019 A, 5% 4/1/44	5,000,000	6,378,750
Series 2020 A:
5% 11/1/31	1,070,000	1,480,495
5% 11/1/33	1,000,000	1,368,030
5% 11/1/45	6,050,000	7,978,075
Univ. of Minnesota Spl. Purp. Rev.:
(Biomedical Science Research Facilities Fdg. Prog.) Series 2013 C, 5% 8/1/38	5,275,000	5,854,934
(State Supported Biomedical Science Research Facilities Fdg. Prog.) Series 2011 B, 5% 8/1/25	2,095,000	2,151,251
Virginia Independent School District #706 Series 2019 A, 5% 2/1/31	5,000,000	6,457,150
Wayzata Sr Hsg. Rev. Series 2019:
5% 8/1/49	500,000	529,975
5% 8/1/54	1,000,000	1,057,190
West Saint Paul Independent School District #197 (Minnesota School District Cr. Enhancement Prog.) Series 2018 A, 4% 2/1/41	2,400,000	2,755,080
Western Minnesota Muni. Pwr. Agcy. Pwr. Supply Rev.:
Series 2012 A:
5% 1/1/26	5,000,000	5,457,550
5% 1/1/27	2,150,000	2,344,489
5% 1/1/30	1,000,000	1,086,920
Series 2014 A:
5% 1/1/31 (Pre-Refunded to 1/1/24 @ 100)	1,750,000	2,000,198
5% 1/1/35 (Pre-Refunded to 1/1/24 @ 100)	1,595,000	1,823,037
5% 1/1/40 (Pre-Refunded to 1/1/24 @ 100)	1,500,000	1,714,455
Series 2015 A, 5% 1/1/31	1,820,000	2,183,418
Series 2018 A, 5% 1/1/49	2,000,000	2,472,360
White Bear Lake Independent School District #624 Gen. Oblig. (MN SD Cr. Enhancement Prog.) Series 2020 A, 4% 2/1/29	3,980,000	4,887,838
Wright County Ctfs. of Prtn. Series 2019 A:
5% 12/1/30	1,115,000	1,494,189
5% 12/1/31	1,000,000	1,333,600

TOTAL MINNESOTA		652,920,226

Puerto Rico - 0.2%
Puerto Rico Hsg. Fin. Auth. Series 2020, 5% 12/1/27	1,225,000	1,542,667
TOTAL MUNICIPAL BONDS
(Cost $615,315,669)		658,423,999

Municipal Notes - 1.0%
Minnesota - 1.0%
Minneapolis Health Care Sys. Rev. (Fairview Health Svcs.) Series 2018 C, 0.1% 1/4/21, LOC Wells Fargo Bank NA, VRDN (b)
(Cost $6,660,000)	6,660,000	6,660,000
TOTAL INVESTMENT IN SECURITIES - 98.8%
(Cost $621,975,669)		665,083,999
NET OTHER ASSETS (LIABILITIES) - 1.2%		8,403,812
NET ASSETS - 100%		$673,487,811

Security Type Abbreviations

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Municipal Securities	$665,083,999	$--	$665,083,999	$--
Total Investments in Securities:	$665,083,999	$--	$665,083,999	$--

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	39.7%
Health Care	20.4%
Education	11.7%
Electric Utilities	8.3%
Transportation	6.6%
Housing	5.4%
Others* (Individually Less Than 5%)	7.9%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $621,975,669)		$665,083,999
Cash		1,894,158
Receivable for fund shares sold		368,411
Interest receivable		8,367,074
Prepaid expenses		658
Other receivables		1,966
Total assets		675,716,266
Liabilities
Payable for fund shares redeemed	$1,547,179
Distributions payable	372,727
Accrued management fee	194,924
Other affiliated payables	65,256
Other payables and accrued expenses	48,369
Total liabilities		2,228,455
Net Assets		$673,487,811
Net Assets consist of:
Paid in capital		$630,295,646
Total accumulated earnings (loss)		43,192,165
Net Assets		$673,487,811
Net Asset Value, offering price and redemption price per share ($673,487,811 ÷ 55,286,252 shares)		$12.18

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2020
Investment Income
Interest		$16,061,317
Expenses
Management fee	$2,180,428
Transfer agent fees	591,636
Accounting fees and expenses	148,589
Custodian fees and expenses	4,670
Independent trustees' fees and expenses	2,002
Registration fees	69,669
Audit	55,565
Legal	5,845
Miscellaneous	3,598
Total expenses before reductions	3,062,002
Expense reductions	(5,042)
Total expenses after reductions		3,056,960
Net investment income (loss)		13,004,357
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		1,390,520
Total net realized gain (loss)		1,390,520
Change in net unrealized appreciation (depreciation) on investment securities		13,328,194
Net gain (loss)		14,718,714
Net increase (decrease) in net assets resulting from operations		$27,723,071

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2020	Year ended December 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$13,004,357	$13,285,654
Net realized gain (loss)	1,390,520	564,917
Change in net unrealized appreciation (depreciation)	13,328,194	23,941,897
Net increase (decrease) in net assets resulting from operations	27,723,071	37,792,468
Distributions to shareholders	(14,422,669)	(14,462,636)
Share transactions
Proceeds from sales of shares	146,479,815	107,773,738
Reinvestment of distributions	9,641,896	9,509,169
Cost of shares redeemed	(89,688,575)	(69,954,686)
Net increase (decrease) in net assets resulting from share transactions	66,433,136	47,328,221
Total increase (decrease) in net assets	79,733,538	70,658,053
Net Assets
Beginning of period	593,754,273	523,096,220
End of period	$673,487,811	$593,754,273
Other Information
Shares
Sold	12,190,115	9,147,166
Issued in reinvestment of distributions	800,436	807,295
Redeemed	(7,553,635)	(5,958,344)
Net increase (decrease)	5,436,916	3,996,117

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Minnesota Municipal Income Fund

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$11.91	$11.41	$11.64	$11.42	$11.75
Income from Investment Operations
Net investment income (loss)A	.251	.280	.282	.285	.300
Net realized and unrealized gain (loss)	.296	.525	(.211)	.229	(.286)
Total from investment operations	.547	.805	.071	.514	.014
Distributions from net investment income	(.251)	(.280)	(.282)	(.285)	(.300)
Distributions from net realized gain	(.026)	(.025)	(.019)	(.009)	(.044)
Total distributions	(.277)	(.305)	(.301)	(.294)	(.344)
Redemption fees added to paid in capitalA	–	–	–	–	–B
Net asset value, end of period	$12.18	$11.91	$11.41	$11.64	$11.42
Total ReturnC	4.65%	7.12%	.65%	4.55%	.08%
Ratios to Average Net AssetsD
Expenses before reductions	.49%	.49%	.50%	.49%	.50%
Expenses net of fee waivers, if any	.49%	.49%	.50%	.49%	.50%
Expenses net of all reductions	.49%	.49%	.49%	.49%	.50%
Net investment income (loss)	2.09%	2.38%	2.48%	2.46%	2.54%
Supplemental Data
Net assets, end of period (000 omitted)	$673,488	$593,754	$523,096	$549,919	$521,553
Portfolio turnover rate	9%	9%	14%	11%	13%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2020

1. Organization.

Fidelity Minnesota Municipal Income Fund (the Fund) is a non-diversified fund of Fidelity Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund may be affected by economic and political developments in the state of Minnesota.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2020 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$43,537,792
Gross unrealized depreciation	(429,463)
Net unrealized appreciation (depreciation)	$43,108,329
Tax Cost	$621,975,670

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$97,562
Net unrealized appreciation (depreciation) on securities and other investments	$43,108,329

The Fund intends to elect to defer to its next fiscal year $13,725 of capital losses recognized during the period November 1, 2020 to December 31, 2020.

The tax character of distributions paid was as follows:

	December 31, 2020	December 31, 2019
Tax-exempt Income	13,004,290	13,285,530
Long-term Capital Gains	1,418,379	1,177,106
Total	$14,422,669	$ 14,462,636

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Minnesota Municipal Income Fund	125,942,811	57,017,668

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .35% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to an annual rate of .10% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Minnesota Municipal Income Fund	.02

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note, and amounted to $0 and $8,900,000, respectively.

5. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Minnesota Municipal Income Fund	$1,418

During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $3,859.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $1,183.

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

8. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Municipal Trust and Shareholders of Fidelity Minnesota Municipal Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Minnesota Municipal Income Fund (one of the funds constituting Fidelity Municipal Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 10, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 280 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period-B July 1, 2020 to December 31, 2020
Fidelity Minnesota Municipal Income Fund	.48%
Actual		$1,000.00	$1,026.40	$2.44
Hypothetical-C		$1,000.00	$1,022.72	$2.44

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2020, $1,404,245, or, if subsequently determined to be different, the net capital gain of such year.

During fiscal year ended 2020, 100% of the fund's income dividends was free from federal income tax, and 1.52% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Minnesota Municipal Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds or classes and index funds; (vii) lowering expenses for certain funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in March 2020 and June 2020.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to appropriate peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Minnesota Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2019.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below the competitive median for 2019.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation agreements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and outflows from actively managed equity funds; and (viii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

MNF-ANN-0221
1.539899.123

Fidelity® Ohio Municipal Income Fund

Fidelity® Ohio Municipal Money Market Fund

Annual Report

December 31, 2020

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Fidelity® Ohio Municipal Income Fund
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Ohio Municipal Money Market Fund
Investment Summary/Performance
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Fidelity® Ohio Municipal Income Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2020	Past 1 year	Past 5 years	Past 10 years
Fidelity® Ohio Municipal Income Fund	4.28%	3.55%	4.52%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Ohio Municipal Income Fund on December 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond Index performed over the same period.

Period Ending Values
$15,565	Fidelity® Ohio Municipal Income Fund
$15,718	Bloomberg Barclays Municipal Bond Index

Fidelity® Ohio Municipal Income Fund

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds posted a gain for 2020, overcoming market volatility related to economic and credit fears caused by the coronavirus. The Bloomberg Barclays Municipal Bond Index rose 5.21% for the year. After gaining 7.54% in 2019, munis began 2020 on an upswing, driven by robust demand. By the second week of March, however, the outbreak and spread of COVID-19 raised the prospect of a broad economic slowdown that would present financial challenges for muni issuers across sectors. For example, revenue bonds used to finance airport projects were hampered by a sharp reduction in air travel. Also, bonds issued by hospitals received scrutiny due to uncertain reimbursement for coronavirus-related treatment and the halt of elective procedures. State and local government tax revenue was impacted by the delay in the income-tax filing date to July 15 and the collapse in revenue from sales taxes, activity taxes and fees. Muni yields rose substantially amid this uncertainty. The U.S. Federal Reserve responded to the risk of rapid economic contraction and dysfunction in the credit markets by lowering the fed funds rate, purchasing taxable bonds and launching lending facilities, while Congress passed substantial fiscal stimulus. This led to increased market liquidity and a return of new issuance in the primary market. Demand for municipal bonds, coupled with better-than-expected economic data, drove down muni yields and credit spreads through December 31.

Comments from Co-Portfolio Managers Cormac Cullen, Michael Maka and Elizah McLaughlin:  For 2020, the fund gained 4.28%, lagging, net of fees, the 5.47% advance of the state benchmark, the Bloomberg Barclays Ohio Municipal Bond Blended Index. We focused on longer-term objectives and sought to generate attractive tax-exempt income and competitive risk-adjusted returns over time. Versus the state benchmark, underweighting lower-coupon and non-callable securities detracted from the fund's performance. A below-index exposure to certain high-quality bonds that outperformed the state benchmark, particularly those backed by the State of Ohio and the Ohio Turnpike, also detracted. Differences in the way fund holdings and index components were priced posed a significant relative performance headwind for the fund as well. In contrast, fund holdings cumulatively produced more income than the components of the state benchmark, which added value. The fund's overweighting in specific health care credits, such as Adena Health System and Lake Hospital System, also boosted performance relative to the state benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On March 1, 2020, Michael Maka assumed co-management responsibilities for the fund. He succeeded Kevin Ramundo, who retired from Fidelity on June 30, 2020, after more than 20 years with the firm.

Fidelity® Ohio Municipal Income Fund

Investment Summary (Unaudited)

Top Five Sectors as of December 31, 2020

% of fund's net assets
Health Care	31.3
Education	22.0
General Obligations	13.7
Special Tax	7.0
Electric Utilities	5.1

Quality Diversification (% of fund's net assets)

As of December 31, 2020
AAA	3.1%
AA,A	75.0%
BBB	11.3%
BB and Below	2.7%
Not Rated	1.1%
Short-Term Investments and Net Other Assets	6.8%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Fidelity® Ohio Municipal Income Fund

Schedule of Investments December 31, 2020

Showing Percentage of Net Assets

Municipal Bonds - 93.2%
	Principal Amount	Value
Guam - 0.4%
Guam Int'l. Arpt. Auth. Rev. Series 2013 C:
6.25% 10/1/34 (a)	$900,000	$978,021
6.375% 10/1/43 (a)	735,000	796,277
Guam Pwr. Auth. Rev. Series 2012 A, 5% 10/1/23 (FSA Insured)	1,000,000	1,078,630

TOTAL GUAM		2,852,928

Ohio - 92.8%
Akron Bath Copley Hosp. District Rev.:
(Children's Hosp. Med. Ctr. Proj.) Series 2012:
5% 11/15/22	1,000,000	1,060,110
5% 11/15/23	3,245,000	3,444,762
(Summa Health Sys.) Series 2016, 5% 11/15/25	1,000,000	1,195,860
Series 2016:
5% 11/15/22	2,020,000	2,173,661
5% 11/15/23	1,000,000	1,118,340
5% 11/15/26	535,000	655,653
5.25% 11/15/32	1,000,000	1,211,920
5.25% 11/15/34	1,500,000	1,810,395
5.25% 11/15/41	10,545,000	12,551,067
5.25% 11/15/46	2,650,000	3,130,710
Allen County Hosp. Facilities Rev.:
(Mercy Health) Series 2017 A:
4% 8/1/36	5,000,000	5,756,750
5% 8/1/42	4,175,000	5,123,101
Series 2020 A:
4% 12/1/40	7,000,000	8,221,640
5% 12/1/35	750,000	985,058
American Muni. Pwr., Inc. Rev.:
(Greenup Hydroelectric Proj.) Series 2016 A, 5% 2/15/41	3,005,000	3,516,962
(Prairie State Energy Campus Proj.) Series 2015:
5% 2/15/28	3,995,000	4,515,908
5% 2/15/42	3,000,000	3,315,870
Bonds:
(Combined Hydroelectric Proj.) Series 2018, 2.25%, tender 8/15/21 (b)	7,000,000	7,012,863
Series 2019 A, 2.3%, tender 2/15/22 (b)	6,000,000	6,053,520
Beavercreek City School District Series 2015, 5% 12/1/29 (Pre-Refunded to 12/1/24 @ 100)	1,500,000	1,778,670
Bowling Green Univ. Gen. Receipts Series 2016 A, 5% 6/1/42	1,000,000	1,154,900
Buckeye Tobacco Settlement Fing. Auth. Series 2020 A2:
4% 6/1/37	2,000,000	2,430,660
4% 6/1/38	1,000,000	1,209,830
4% 6/1/39	1,000,000	1,205,910
4% 6/1/48	5,750,000	6,546,318
5% 6/1/27	1,000,000	1,279,160
5% 6/1/35	2,000,000	2,651,880
5% 6/1/36	2,000,000	2,637,220
Butler County Hosp. Facilities Rev.:
(Kettering Health Network Obligated Group Proj.) Series 2011, 6.375% 4/1/36	5,030,000	5,089,002
Series 2016 X, 5% 5/15/32	3,950,000	5,564,760
Chillicothe Hosp. Facilities Rev. (Adena Health Sys. Oblig. Group Proj.) Series 2017, 5% 12/1/47	8,535,000	10,120,206
Cincinnati City School District Ctfs. of Prtn. (Cincinnati City School District School Impt. Proj.) Series 2014, 5% 12/15/26	4,000,000	4,693,680
Cincinnati Gen. Oblig. Series 2015, 5.25% 12/1/29 (Pre-Refunded to 6/1/25 @ 100)	4,285,000	5,223,115
Cleveland Arpt. Sys. Rev.:
Series 2018 A:
5% 1/1/22 (a)	2,550,000	2,647,799
5% 1/1/43 (FSA Insured) (a)	1,750,000	2,068,343
5% 1/1/48 (FSA Insured) (a)	3,000,000	3,514,230
Series 2019 B:
5% 1/1/22 (a)	1,000,000	1,038,353
5% 1/1/23 (a)	1,200,000	1,295,532
5% 1/1/24 (a)	1,200,000	1,340,988
5% 1/1/25 (a)	1,125,000	1,298,149
5% 1/1/26 (a)	710,000	843,374
5% 1/1/27 (a)	350,000	424,844
Cleveland Gen. Oblig.:
Series 2012:
5% 12/1/25	25,000	27,254
5% 12/1/25 (Pre-Refunded to 12/1/22 @ 100)	2,325,000	2,539,016
Series 2015:
5% 12/1/26	1,500,000	1,833,510
5% 12/1/27	2,000,000	2,431,640
5% 12/1/29	1,250,000	1,512,350
Series C, 5.25% 11/15/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,885,000	2,154,253
Cleveland Heights & Univ. Heights County School District Series 2014, 4.5% 12/1/47	3,000,000	3,195,180
Cleveland Income Tax Rev. Series 2018 A:
5% 10/1/29	600,000	764,400
5% 10/1/30	420,000	532,699
5% 10/1/31	650,000	818,552
5% 10/1/33	600,000	744,330
5% 10/1/36	700,000	862,288
5% 10/1/39	2,040,000	2,496,797
5% 10/1/43	5,000,000	6,062,200
Cleveland Muni. School District:
Series 2013, 5% 12/1/24	1,255,000	1,365,854
Series 2015 A:
5% 12/1/24	3,725,000	4,141,753
5% 12/1/27	1,750,000	1,942,220
Cleveland Ohio Wtr. Poll. Ctl. Rev. Series 2016:
5% 11/15/34	1,190,000	1,426,834
5% 11/15/35	1,245,000	1,489,493
5% 11/15/36	450,000	537,188
5% 11/15/45	2,000,000	2,356,180
Cleveland Pub. Library Facilities Series 2019 A:
4% 12/1/33	425,000	519,541
4% 12/1/34	370,000	451,518
4% 12/1/35	620,000	754,106
4% 12/1/36	1,400,000	1,696,800
4% 12/1/37	1,115,000	1,347,533
4% 12/1/38	650,000	783,393
Cleveland Pub. Pwr. Sys. Rev.:
Series 2018:
5% 11/15/23 (FSA Insured)	360,000	407,862
5% 11/15/24 (FSA Insured)	475,000	559,859
5% 11/15/25 (FSA Insured)	200,000	244,726
5% 11/15/26 (FSA Insured)	265,000	334,573
5% 11/15/27 (FSA Insured)	220,000	285,201
5% 11/15/28 (FSA Insured)	150,000	195,963
5% 11/15/29 (FSA Insured)	210,000	272,565
5% 11/15/30 (FSA Insured)	530,000	683,271
5% 11/15/32 (FSA Insured)	365,000	465,875
5% 11/15/34 (FSA Insured)	785,000	996,872
5% 11/15/36 (FSA Insured)	1,000,000	1,262,810
5% 11/15/38 (FSA Insured)	830,000	1,043,244
Series 2020 A:
4% 11/15/35 (FSA Insured)	1,000,000	1,220,110
4% 11/15/36 (FSA Insured)	1,000,000	1,215,810
4% 11/15/37 (FSA Insured)	1,000,000	1,212,330
Cleveland State Univ. Gen. Receipts Series 2012:
5% 6/1/24	1,920,000	2,000,275
5% 6/1/25	2,500,000	2,604,075
5% 6/1/26	3,075,000	3,201,290
Cleveland Wtr. Rev.:
Series 2015 Y, 4% 1/1/28	650,000	717,808
Series 2020:
5% 1/1/29	1,100,000	1,470,788
5% 1/1/30	2,000,000	2,734,760
5% 1/1/31	2,250,000	3,060,068
5% 1/1/32	1,000,000	1,352,320
Cleveland-Cuyahoga County Port Auth. Dev. Lease Rev. (Administrative Headquarters Proj.) Series 2013, 5% 7/1/37	3,000,000	4,324,470
Columbus City School District Series 2016 A, 5% 12/1/31	5,000,000	6,137,150
Columbus Gen. Oblig. Series 2014 A, 4% 2/15/28	5,000,000	5,540,650
Cuyahoga County Econ. Dev. Rev.:
(The Cleveland Orchestra Proj.) Series 2019:
5% 1/1/29	325,000	395,821
5% 1/1/30	250,000	305,375
5% 1/1/31	525,000	638,521
5% 1/1/32	500,000	605,315
5% 1/1/33	400,000	481,352
5% 1/1/34	300,000	359,691
5% 1/1/35	500,000	598,630
5% 1/1/36	440,000	525,114
5% 1/1/37	400,000	475,816
5% 1/1/39	1,400,000	1,656,858
5% 1/1/40	1,620,000	1,913,690
Series 2020 D:
5% 12/1/26	4,000,000	5,043,480
5% 12/1/27	2,500,000	3,238,825
Cuyahoga County Hosp. Rev. Series 2017:
5% 2/15/26	1,750,000	2,073,698
5% 2/15/27	1,700,000	2,061,267
5% 2/15/28	2,385,000	2,867,104
5% 2/15/30	3,000,000	3,568,200
5% 2/15/31	1,500,000	1,778,235
5% 2/15/32	1,450,000	1,712,755
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013, 5.25% 6/15/43	5,000,000	5,248,500
Fairview Park Gen. Oblig. Series 2012:
4% 12/1/23	1,395,000	1,492,497
4% 12/1/24	1,490,000	1,593,808
Franklin County Convention Facilities Auth. (Greater Columbus Convention Ctr. Hotel Expansion Proj.) Series 2019:
5% 12/1/44	2,500,000	2,619,475
5% 12/1/51	6,000,000	6,260,940
Franklin County Convention Facilities Auth. Tax & Lease Rev. Series 2014:
5% 12/1/25	1,250,000	1,466,950
5% 12/1/26	3,045,000	3,560,092
5% 12/1/32 (Pre-Refunded to 12/1/24 @ 100)	5,920,000	7,007,149
Franklin County Hosp. Facilities Rev.:
(Ohiohealth Corp. Proj.) Series 2015, 5% 5/15/40	3,600,000	4,171,320
Bonds (U.S. Health Corp. of Columbus Proj.) Series 2011 B, 5%, tender 5/15/23 (b)	2,630,000	2,914,277
Series 2016 C:
4% 11/1/40	3,000,000	3,432,030
5% 11/1/33	2,610,000	3,203,645
5% 11/1/34	2,155,000	2,641,448
Franklin County Ohio Sales Tax R Series 2018, 5% 6/1/48	5,920,000	7,378,510
Franklin County Rev. (Trinity Health Proj.) Series 2017, 5% 12/1/47	720,000	880,135
Greater Cleveland Reg'l. Transit Auth. Series 2012, 5% 12/1/23	660,000	688,769
Hamilton County Convention Facilities Auth. Rev. Series 2014:
5% 12/1/26	1,000,000	1,080,770
5% 12/1/27	3,825,000	4,121,591
Hamilton County HealthCare Facilities Rev. (The Christ Hosp. Proj.) Series 2012:
5.25% 6/1/24	3,000,000	3,187,770
5.25% 6/1/27	3,000,000	3,176,790
Hamilton County Healthcare Rev. (Life Enriching Cmntys. Proj.) Series 2016:
5% 1/1/31	1,350,000	1,497,339
5% 1/1/36	3,450,000	3,775,853
Hamilton County Hosp. Facilities Rev. Series 2014, 5% 2/1/44	775,000	850,214
Hamilton County Student Hsg. Rev. (Stratford Heights Proj.) Series 2010, 5% 6/1/30 (FSA Insured)	2,500,000	2,504,725
Kent State Univ. Revs.:
Series 2016, 5% 5/1/30	1,125,000	1,335,578
Series 2020 A:
5% 5/1/45	1,250,000	1,557,663
5% 5/1/50	1,700,000	2,102,101
Lake County Hosp. Facilities Rev. Series 2015:
5% 8/15/27	770,000	909,647
5% 8/15/45	11,000,000	12,445,840
Lakewood City School District Series 2014 C, 5% 12/1/25	1,300,000	1,537,666
Lancaster City School District Series 2012, 5% 10/1/49 (Pre-Refunded to 10/1/22 @ 100)	140,000	151,530
Lancaster Port Auth. Gas Rev.:
Bonds Series 2019, 5%, tender 2/1/25 (b)	6,235,000	7,306,734
Series 2019:
5% 2/1/21	285,000	285,981
5% 2/1/22	200,000	210,072
5% 2/1/23	100,000	109,594
5% 8/1/24	655,000	761,103
Miami County Hosp. Facilities Rev. (Kettering Health Network Obligated Group Proj.) Series 2019:
5% 8/1/45	5,500,000	6,731,945
5% 8/1/49	1,750,000	2,123,013
Miami Univ. Series 2012, 4% 9/1/28	2,195,000	2,305,869
Miamisburg City School District Series 2016:
5% 12/1/28	500,000	607,910
5% 12/1/29	300,000	364,098
Middleburg Heights Hosp. Rev. Series 2011, 5.25% 8/1/41	3,000,000	3,088,020
Milford Exempt Village School District Series 2015:
3.5% 12/1/31	500,000	544,620
5% 12/1/28	1,400,000	1,682,478
Muskingum County Hosp. Facilities (Genesis Healthcare Sys. Obligated Group Proj.) Series 2013:
5% 2/15/44	4,005,000	4,170,607
5% 2/15/48	3,495,000	3,628,090
North Olmsted City School District Series 2015 A:
5% 12/1/27 (Pre-Refunded to 12/1/23 @ 100)	220,000	250,646
5% 12/1/28 (Pre-Refunded to 12/1/23 @ 100)	365,000	415,845
Ohio Cap. Facilities Lease (Ohio Gen. Oblig. Proj.) Series 2017 A:
5% 10/1/32	1,625,000	2,050,831
5% 10/1/33	1,500,000	1,886,385
5% 10/1/35	1,450,000	1,816,343
5% 10/1/36	1,250,000	1,561,575
5% 10/1/37	1,430,000	1,782,381
Ohio Gen. Oblig. Series 2016 A, 5% 2/1/31	4,255,000	5,128,041
Ohio Higher Edl. Facility Commission Rev.:
(Case Western Reserve Univ. Proj.):
Series 2016, 5% 12/1/40	2,000,000	2,365,740
Series 2019 B:
5% 12/1/37	835,000	1,067,330
5% 12/1/38	1,100,000	1,402,291
5% 12/1/39	775,000	986,002
(Denison Univ. 2015 Proj.) Series 2015:
5% 11/1/28	1,465,000	1,716,028
5% 11/1/29	1,325,000	1,555,603
5% 11/1/30	2,285,000	2,675,507
(Denison Univ., Proj.) Series 2017 B, 5% 11/1/26	1,505,000	1,881,280
(Kenyon College 2015 Proj.) Series 2015, 5% 7/1/41	5,100,000	5,823,027
(Kenyon College 2016 Proj.) Series 2016, 5% 7/1/42	4,000,000	4,648,280
(Kenyon College 2020 Proj.) Series 2020:
5% 7/1/38	2,500,000	3,214,700
5% 7/1/39	2,640,000	3,386,460
(Kenyon College, Oh. Proj.) Series 2017:
4% 7/1/36	400,000	451,988
4% 7/1/37	450,000	507,276
5% 7/1/28	400,000	498,268
5% 7/1/29	735,000	910,290
5% 7/1/30	300,000	369,828
5% 7/1/31	400,000	491,344
5% 7/1/33	650,000	791,967
5% 7/1/35	1,550,000	1,881,204
5% 7/1/42	1,400,000	1,673,336
(The College of Wooster 2018 Proj.) Series 2018:
5% 9/1/33	1,445,000	1,795,456
5% 9/1/45	4,255,000	5,135,785
(Univ. of Dayton 2018 Proj.) Series A, 5% 12/1/48	1,000,000	1,208,990
(Univ. of Dayton 2020 Proj.) Series 2020:
4% 2/1/36	900,000	1,068,786
5% 2/1/34	1,000,000	1,297,060
5% 2/1/35	800,000	1,034,328
(Univ. of Dayton Proj.):
Series 2013:
5% 12/1/23	540,000	584,750
5% 12/1/24	585,000	633,356
5% 12/1/25	1,000,000	1,081,720
5% 12/1/26	1,195,000	1,290,194
5% 12/1/27	2,300,000	2,478,158
Series 2018 B:
4% 12/1/33	1,155,000	1,342,457
5% 12/1/21	1,000,000	1,039,858
5% 12/1/23	1,000,000	1,124,740
5% 12/1/25	1,065,000	1,282,803
5% 12/1/27	1,000,000	1,266,920
5% 12/1/29	1,310,000	1,662,259
5% 12/1/31	1,130,000	1,423,924
5% 12/1/35	1,000,000	1,245,450
5% 12/1/36	1,000,000	1,241,000
(Xavier Univ. Proj.) Series 2015 C:
5% 5/1/26	1,000,000	1,175,960
5% 5/1/28	1,000,000	1,161,680
5% 5/1/29	855,000	987,713
5% 5/1/31	1,005,000	1,153,207
Bonds (Case Western Reserve Univ. Proj.) Series 2019 C, 1.625%, tender 12/1/26 (b)	5,000,000	5,165,500
Series 2019, 4% 10/1/49	3,270,000	3,682,739
Ohio Hosp. Facilities Rev.:
Series 2017 A, 5% 1/1/32	2,000,000	2,545,040
Series 2019 B, 4% 1/1/40	3,000,000	3,558,780
Ohio Hosp. Rev.:
Series 2013 A:
5% 1/15/27	5,000,000	5,442,350
5% 1/15/28	720,000	782,006
Series 2016 A, 5% 1/15/41	5,000,000	5,843,350
Series 2020 A, 4% 1/15/50	1,000,000	1,126,910
Series 2020:
4% 11/15/37	1,025,000	1,153,935
4% 11/15/39	1,115,000	1,246,659
4% 11/15/41	1,175,000	1,304,990
5% 11/15/33	1,270,000	1,581,188
5% 11/15/35	1,465,000	1,814,315
Ohio Hsg. Fin. Agcy. Residential Mtg. Rev.:
(Mtg. Backed Securities Prog.) Series 2019 B, 4.5% 3/1/50	6,075,000	6,878,054
(Mtg. Backed Securities Programs) Series 2017 B, 4.5% 3/1/47 (a)	565,000	614,810
Ohio Spl. Oblig.:
(Ohio Gen. Oblig. Proj.) Series 2017 A:
5% 4/1/29	2,535,000	3,198,080
5% 4/1/30	2,250,000	2,824,178
5% 4/1/31	2,000,000	2,501,820
5% 4/1/32	1,115,000	1,389,402
5% 4/1/33	1,850,000	2,295,591
5% 4/1/34	1,000,000	1,237,870
5% 4/1/35	2,395,000	2,960,388
Series 2020 A:
5% 2/1/27	1,325,000	1,683,108
5% 2/1/28	1,865,000	2,426,552
5% 2/1/29	2,875,000	3,819,783
5% 2/1/30	1,045,000	1,416,529
Ohio State Univ. Gen. Receipts:
(Multiyear Debt Issuance Prog.) Series 2020 A:
5% 12/1/26	6,770,000	8,599,254
5% 12/1/27	6,845,000	8,937,927
Series 2013 A:
5% 6/1/28	2,000,000	2,227,060
5% 6/1/38	3,500,000	3,858,645
Series 2020 A, 5% 12/1/28	7,010,000	9,354,214
Ohio Tpk. Commission Tpk. Rev.:
(Infastructure Proj.) Series 2005 A, 0% 2/15/43	10,000,000	6,028,800
(Infrastructure Projs.) Series A3, 0% 2/15/37	400,000	158,828
Ohio Wtr. Dev. Auth. Rev. (Fresh Wtr. Impt. Proj.) Series 2009 B, 5% 12/1/24	1,025,000	1,199,527
Olentangy Local School District Series 2016, 5% 12/1/32	1,275,000	1,546,728
Reynoldsburg City School District Series 2015, 4% 12/1/30	2,375,000	2,687,978
Ross County Hosp. Facilities Rev. (Adena Health Sys. Obligated Group Proj.) Series 2019, 5% 12/1/49	2,000,000	2,431,900
Scioto County Hosp. Facilities Rev. Series 2016:
5% 2/15/24	1,000,000	1,126,770
5% 2/15/28	5,030,000	5,954,715
5% 2/15/30	3,860,000	4,517,860
5% 2/15/32	2,550,000	2,967,027
5% 2/15/33	2,460,000	2,851,755
5% 2/15/34	4,450,000	5,147,404
South-Western City School District Franklin & Pickway County (Intercept) Series 2012, 5% 12/1/36 (Pre-Refunded to 6/1/22 @ 100)	400,000	427,228
Univ. of Akron Gen. Receipts Series 2016 A:
5% 1/1/23	460,000	498,999
5% 1/1/25	1,025,000	1,194,556
5% 1/1/33	5,000,000	5,894,500
Univ. of Cincinnati Gen. Receipts:
Series 2010 F, 5% 6/1/32	50,000	50,160
Series 2012 C, 4% 6/1/28	2,000,000	2,123,040
Series 2016 A:
5% 6/1/32	745,000	894,268
5% 6/1/33	800,000	956,992
5% 6/1/34	585,000	698,502
Series 2016 C, 5% 6/1/41	2,585,000	3,048,361
Univ. of Toledo Gen. Receipts Series 2018 A:
5% 6/1/26	600,000	731,118
5% 6/1/27	350,000	436,513
Village of Bluffton Hosp. Facilities Blanchard Valley Reg Health Ctr. Series 2017:
4% 12/1/32	1,500,000	1,727,355
5% 12/1/25	1,500,000	1,818,870
5% 12/1/26	1,890,000	2,355,620
5% 12/1/27	1,340,000	1,710,001
5% 12/1/28	1,400,000	1,764,994
5% 12/1/29	825,000	1,031,852
5% 12/1/30	1,700,000	2,118,047
5% 12/1/31	750,000	930,818
Wood County Hosp. Facilities Rev.:
(Hosp. Proj.) Series 2012, 5% 12/1/27	3,500,000	3,639,090
(Wood County Hosp. Assoc. Proj.) Series 2012:
5% 12/1/32	2,000,000	2,057,120
5% 12/1/42	125,000	126,980
Wright State Univ. Gen. Receipts Series 2011 A:
5% 5/1/21	1,080,000	1,093,561
5% 5/1/23	2,665,000	2,698,952

TOTAL OHIO		651,281,349

TOTAL MUNICIPAL BONDS
(Cost $609,807,145)		654,134,277
TOTAL INVESTMENT IN SECURITIES - 93.2%
(Cost $609,807,145)		654,134,277
NET OTHER ASSETS (LIABILITIES) - 6.8%		47,933,054
NET ASSETS - 100%		$702,067,331

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Municipal Securities	$654,134,277	$--	$654,134,277	$--
Total Investments in Securities:	$654,134,277	$--	$654,134,277	$--

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

Health Care	31.3%
Education	22.0%
General Obligations	13.7%
Special Tax	7.0%
Electric Utilities	5.1%
Others* (Individually Less Than 5%)	20.9%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Fidelity® Ohio Municipal Income Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $609,807,145)		$654,134,277
Cash		42,505,792
Receivable for fund shares sold		590,934
Interest receivable		6,365,125
Prepaid expenses		724
Other receivables		2,043
Total assets		703,598,895
Liabilities
Payable for fund shares redeemed	$756,355
Distributions payable	460,382
Accrued management fee	202,874
Other affiliated payables	65,438
Other payables and accrued expenses	46,515
Total liabilities		1,531,564
Net Assets		$702,067,331
Net Assets consist of:
Paid in capital		$657,656,604
Total accumulated earnings (loss)		44,410,727
Net Assets		$702,067,331
Net Asset Value, offering price and redemption price per share ($702,067,331 ÷ 56,033,474 shares)		$12.53

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2020
Investment Income
Interest		$18,962,237
Expenses
Management fee	$2,382,536
Transfer agent fees	607,796
Accounting fees and expenses	157,581
Custodian fees and expenses	4,995
Independent trustees' fees and expenses	2,209
Registration fees	28,914
Audit	55,565
Legal	3,079
Miscellaneous	4,096
Total expenses before reductions	3,246,771
Expense reductions	(5,655)
Total expenses after reductions		3,241,116
Net investment income (loss)		15,721,121
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		4,793,257
Total net realized gain (loss)		4,793,257
Change in net unrealized appreciation (depreciation) on investment securities		7,101,157
Net gain (loss)		11,894,414
Net increase (decrease) in net assets resulting from operations		$27,615,535

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2020	Year ended December 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$15,721,121	$16,902,319
Net realized gain (loss)	4,793,257	1,405,194
Change in net unrealized appreciation (depreciation)	7,101,157	25,524,376
Net increase (decrease) in net assets resulting from operations	27,615,535	43,831,889
Distributions to shareholders	(20,422,882)	(18,245,239)
Share transactions
Proceeds from sales of shares	110,098,297	84,825,522
Reinvestment of distributions	13,113,255	11,736,868
Cost of shares redeemed	(101,285,296)	(65,506,210)
Net increase (decrease) in net assets resulting from share transactions	21,926,256	31,056,180
Total increase (decrease) in net assets	29,118,909	56,642,830
Net Assets
Beginning of period	672,948,422	616,305,592
End of period	$702,067,331	$672,948,422
Other Information
Shares
Sold	8,882,203	6,933,651
Issued in reinvestment of distributions	1,055,135	956,068
Redeemed	(8,262,670)	(5,351,617)
Net increase (decrease)	1,674,668	2,538,102

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Ohio Municipal Income Fund

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$12.38	$11.89	$12.20	$11.91	$12.29
Income from Investment Operations
Net investment income (loss)A	.287	.319	.321	.330	.339
Net realized and unrealized gain (loss)	.235	.515	(.279)	.377	(.308)
Total from investment operations	.522	.834	.042	.707	.031
Distributions from net investment income	(.287)	(.319)	(.321)	(.330)	(.339)
Distributions from net realized gain	(.085)	(.025)	(.031)	(.087)	(.072)
Total distributions	(.372)	(.344)	(.352)	(.417)	(.411)
Redemption fees added to paid in capitalA	–	–	–	–	–B
Net asset value, end of period	$12.53	$12.38	$11.89	$12.20	$11.91
Total ReturnC	4.28%	7.08%	.39%	6.03%	.19%
Ratios to Average Net AssetsD
Expenses before reductions	.48%	.48%	.48%	.48%	.48%
Expenses net of fee waivers, if any	.48%	.48%	.48%	.48%	.48%
Expenses net of all reductions	.48%	.48%	.48%	.48%	.48%
Net investment income (loss)	2.31%	2.60%	2.70%	2.73%	2.72%
Supplemental Data
Net assets, end of period (000 omitted)	$702,067	$672,948	$616,306	$677,359	$657,105
Portfolio turnover rate	20%	10%	11%	24%	17%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Ohio Municipal Money Market Fund

Investment Summary/Performance (Unaudited)

Effective Maturity Diversification as of December 31, 2020

Days	% of fund's investments 12/31/20
1 - 7	83.2
8 - 30	2.2
31 - 60	6.3
61 - 90	2.4
91 - 180	2.7
> 180	3.2

Effective maturity is determined in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940.

Asset Allocation (% of fund's net assets)

As of December 31, 2020
Variable Rate Demand Notes (VRDNs)	27.2%
Tender Option Bond	50.4%
Other Municipal Security	9.2%
Investment Companies	13.6%
Net Other Assets (Liabilities)*	(0.4)%

 * Net Other Assets (Liabilities) are not included in the pie chart

Current 7-Day Yields

12/31/20
Fidelity® Ohio Municipal Money Market Fund	0.01%

Yield refers to the income paid by the Fund over a given period. Yield for money market funds is usually for seven-day periods, as it is here, though it is expressed as an annual percentage rate. Past performance is no guarantee of future results. Yield will vary and it's possible to lose money investing in the Fund. A portion of the Fund's expenses was reimbursed and/or waived. Absent such reimbursements and/or waivers the yield for the period ending December 31, 2020, the most recent period shown in the table, would have been (0.39)%.

Fidelity® Ohio Municipal Money Market Fund

Schedule of Investments December 31, 2020

Showing Percentage of Net Assets

Variable Rate Demand Note - 27.2%
	Principal Amount	Value
Alabama - 0.6%
Decatur Indl. Dev. Board Exempt Facilities Rev. (Nucor Steel Decatur LLC Proj.) Series 2003 A, 0.19% 1/7/21, VRDN (a)(b)	$1,260,000	$1,260,000
Arkansas - 0.5%
Blytheville Indl. Dev. Rev. (Nucor Corp. Proj.) Series 2002, 0.17% 1/7/21, VRDN (a)(b)	1,100,000	1,100,000
Kansas - 0.6%
Burlington Envir. Impt. Rev. (Kansas City Pwr. and Lt. Co. Proj.):
Series 2007 A, 0.2% 1/7/21, VRDN (b)	300,000	300,000
Series 2007 B, 0.2% 1/7/21, VRDN (b)	100,000	100,000
St. Mary's Kansas Poll. Cont. Rev. (Kansas Gas and Elec. Co. Proj.) Series 1994, 0.17% 1/7/21, VRDN (b)	700,000	700,000
Wamego Kansas Poll. Cont. Rfdg. Rev. (Western Resources, Inc. Proj.) Series 1994, 0.17% 1/7/21, VRDN (b)	100,000	100,000
		1,200,000
Nebraska - 0.3%
Stanton County Indl. Dev. Rev. (Nucor Corp. Proj.) Series 1996, 0.19% 1/7/21, VRDN (a)(b)	700,000	700,000
Ohio - 24.4%
Allen County Hosp. Facilities Rev. Series 2012 B, 0.12% 1/7/21, VRDN (b)	4,400,000	4,400,000
Cuyahoga County Health Care Facilities Rev. (The A.M. McGregor Home Proj.) Series 2014, 0.14% 1/7/21, LOC Northern Trust Co., VRDN (b)	12,810,000	12,810,000
Franklin County Hosp. Facilities Rev. (OhioHealth Corp. Proj.) Series D, 0.08% 1/7/21, LOC Northern Trust Co., VRDN (b)	1,525,000	1,525,000
Hamilton County Student Hsg. Rev. (Block 3 Proj.) Series 2004, 0.14% 1/7/21, LOC RBS Citizens NA, VRDN (b)	4,925,000	4,925,000
Lake County Indl. Dev. Rev. (Norshar Co. Proj.) Series 1996, 0.15% 1/7/21, LOC JPMorgan Chase Bank, VRDN (a)(b)	475,000	475,000
Ohio Hsg. Fin. Agcy. Residential Mtg. Rev. Series 2016 G, 0.11% 1/7/21 (Liquidity Facility Fed. Home Ln. Bank, Cincinnati), VRDN (a)(b)	16,545,000	16,545,000
Ohio State Univ. Gen. Receipts:
Series 1997, 0.07% 1/7/21, VRDN (b)	1,500,000	1,500,000
Series 2014 B, 0.07% 1/7/21, VRDN (b)	1,200,000	1,200,000
Series 2014 B2, 0.07% 1/7/21, VRDN (b)	2,550,000	2,550,000
FHLMC Ohio Hsg. Fin. Agcy. Multi-family Hsg. Rev. (Wingate at Belle Meadows Proj.) Series 2004 E, 0.11% 1/7/21, LOC Fed. Home Ln. Bank, Cincinnati, VRDN (a)(b)	5,270,000	5,270,000
		51,200,000
West Virginia - 0.8%
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev.:
(Appalachian Pwr. Co. - Amos Proj.) Series 2008 B, 0.2% 1/7/21, VRDN (a)(b)	100,000	100,000
(Appalachian Pwr. Co.- Mountaineer Proj.) Series 2008 A, 0.19% 1/7/21, VRDN (a)(b)	1,600,000	1,600,000
		1,700,000
TOTAL VARIABLE RATE DEMAND NOTE
(Cost $57,160,000)		57,160,000

Tender Option Bond - 50.4%
Colorado - 0.1%
Colorado Health Facilities Auth. Rev. Participating VRDN Series MIZ 90 22, 0.21% 1/7/21 (Liquidity Facility Mizuho Cap. Markets Llc) (b)(c)(d)	100,000	100,000
Denver City & County Arpt. Rev. Bonds Series G-114, 0.34%, tender 6/1/21 (Liquidity Facility Royal Bank of Canada) (a)(b)(c)(d)(e)	100,000	100,000
		200,000
Connecticut - 0.1%
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev. Bonds Series Floaters G 110, 0.27%, tender 4/1/21 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	200,000	200,000
Florida - 0.4%
Broward County Port Facilities Rev. Bonds Series G 115, 0.34%, tender 3/1/21 (Liquidity Facility Royal Bank of Canada) (a)(b)(c)(d)(e)	100,000	100,000
Greater Orlando Aviation Auth. Arpt. Facilities Rev. Bonds Series Floaters G 25, 0.34%, tender 4/1/21 (Liquidity Facility Royal Bank of Canada) (a)(b)(c)(d)(e)	100,000	100,000
Jacksonville Elec. Auth. Elec. Sys. Rev. Participating VRDN Series 2019, 0.39% 2/11/21 (Liquidity Facility Wells Fargo Bank NA) (b)(c)(d)	680,000	680,000
		880,000
Indiana - 0.2%
Indiana Fin. Auth. Rev. Participating VRDN Series 2020 004, 0.39% 2/11/21 (Liquidity Facility Wells Fargo Bank NA) (b)(c)(d)	300,000	300,000
Kentucky - 0.2%
CommonSpirit Health Participating VRDN Series MIZ 90 21, 0.21% 1/7/21 (Liquidity Facility Mizuho Cap. Markets Llc) (b)(c)(d)	200,000	200,000
Kentucky State Property & Buildings Commission Rev. Bonds Series G 116, 0.29%, tender 5/3/21 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	100,000	100,000
		300,000
Massachusetts - 0.1%
Massachusetts Gen. Oblig. Bonds Series Clipper 09 67, 0.27%, tender 1/14/21 (Liquidity Facility State Street Bank & Trust Co., Boston) (b)(c)(d)(e)	200,000	200,000
Massachusetts Spl. Oblig. Dedicated Tax Rev. Bonds Series Floaters G 29, 0.27%, tender 7/1/21 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	100,000	100,000
		300,000
New York - 0.1%
New York City Transitional Fin. Auth. Rev. Participating VRDN Series 002, 0.24% 2/11/21 (Liquidity Facility Wells Fargo Bank NA) (b)(c)(d)	300,000	300,000
Ohio - 48.7%
Akron Bath Copley Hosp. District Rev. Participating VRDN Series XF 29 06, 0.13% 1/7/21 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	3,000,000	3,000,000
Allen County Hosp. Facilities Rev. Participating VRDN Series Floaters XF 25 16, 0.19% 1/7/21 (Liquidity Facility Toronto-Dominion Bank) (b)(c)(d)	4,340,000	4,340,000
Cincinnati Wtr. Sys. Rev. Participating VRDN Series MS 3280, 0.12% 1/7/21 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(d)	3,750,000	3,750,000
CommonSpirit Health Participating VRDN Series MIZ 90 20, 0.21% 1/7/21 (Liquidity Facility Mizuho Cap. Markets Llc) (b)(c)(d)	2,200,000	2,200,000
Cuyahoga County Ctfs. of Prtn. Participating VRDN Series Floaters XG 02 06, 0.21% 1/7/21 (Liquidity Facility Bank of America NA) (b)(c)(d)	4,100,000	4,100,000
Erie County Hosp. Facilities Rev. Participating VRDN Series BAML 5019, 0.14% 1/7/21 (Liquidity Facility Bank of America NA) (b)(c)(d)	7,345,000	7,345,000
Euclid City School District Participating VRDN Series G-39, 0.12% 1/7/21 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)	2,100,000	2,100,000
Franklin County Hosp. Facilities Rev. Participating VRDN:
Series 15 XF0244, 0.14% 1/7/21 (Liquidity Facility Toronto-Dominion Bank) (b)(c)(d)	2,670,000	2,670,000
Series 16 XL0004, 0.13% 1/7/21 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	4,480,000	4,480,000
Hamilton County HealthCare Facilities Rev. Participating VRDN Series XF 10 50, 0.17% 1/7/21 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)(d)	2,300,000	2,300,000
Hamilton County Hosp. Facilities Rev. Participating VRDN Series XF 28 89, 0.13% 1/7/21 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	2,300,000	2,300,000
Miami County Hosp. Facilities Rev. Participating VRDN Series Floaters XG 02 25, 0.13% 1/7/21 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)	6,000,000	6,000,000
Middletown Hosp. Facilities Rev. Participating VRDN Series Floaters 003, 0.24% 2/11/21 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	7,900,000	7,900,000
Montgomery County Hosp. Rev. Participating VRDN:
Series Floaters E 131, 0.12% 1/7/21 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)	2,000,000	2,000,000
Series Floaters E 132, 0.12% 1/7/21 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)	2,000,000	2,000,000
Series XX 11 33, 0.13% 1/7/21 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	4,965,000	4,965,000
Northeast Ohio Reg'l. Swr. District Wastewtr. Rev. Participating VRDN:
Series Floaters XF 07 18, 0.13% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(d)	3,750,000	3,750,000
Series Floaters ZF 06 70, 0.12% 1/7/21 (Liquidity Facility Bank of America NA) (b)(c)(d)	3,100,000	3,100,000
Ohio Higher Edl. Facility Commission Rev. Participating VRDN Series XG 00 69, 0.17% 1/7/21 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)(d)	2,500,000	2,500,000
Ohio Hosp. Rev. Participating VRDN Series 002, 0.24% 2/11/21 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	3,300,000	3,300,000
Ohio Hsg. Fin. Agcy. Residential Mtg. Rev. Participating VRDN Series Floaters XF 27 83, 0.12% 1/7/21 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(d)	2,565,000	2,565,000
Ohio Univ. Gen. Receipts Athens Bonds Series Floaters G 27, 0.29%, tender 6/1/21 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	2,100,000	2,100,000
OhioHealth Corp. Participating VRDN Series Floaters XM 04 51, 0.13% 1/7/21 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	5,300,000	5,300,000
The Cleveland Clinic Foundation Participating VRDN Series Floaters XF 05 73, 0.14% 1/7/21 (Liquidity Facility Toronto-Dominion Bank) (b)(c)(d)	5,980,000	5,980,000
Univ. of Cincinnati Gen. Receipts Participating VRDN:
Series Floaters XF 24 38, 0.13% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(d)	4,000,000	4,000,000
Series Floaters ZM 06 46, 0.12% 1/7/21 (Liquidity Facility Wells Fargo Bank NA) (b)(c)(d)	4,200,000	4,200,000
Upper Arlington City School District Participating VRDN Series Floaters XF 25 92, 0.16% 1/7/21 (Liquidity Facility Citibank NA) (b)(c)(d)	4,000,000	4,000,000
		102,245,000
Pennsylvania - 0.1%
Pennsylvania Higher Edl. Facilities Auth. Rev. Bonds Series 2016 E75, 0.26%, tender 3/1/21 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	100,000	100,000
Virginia - 0.4%
Lynchburg Econ. Dev. Participating VRDN Series 2020 10, 0.24% 2/11/21 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	500,000	500,000
Suffolk Econ. Dev. Auth. Hosp. Facilities Rev. Participating VRDN Series MIZ 90 25, 0.17% 1/7/21 (Liquidity Facility Mizuho Cap. Markets Llc) (b)(c)(d)	290,000	290,000
Virginia Pub. Bldg. Auth. Pub. Facilities Rev. Bonds Series Floaters G 40, 0.29%, tender 8/2/21 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	100,000	100,000
		890,000
TOTAL TENDER OPTION BOND
(Cost $105,715,000)		105,715,000

Other Municipal Security - 9.2%
Massachusetts - 0.1%
Massachusetts Indl. Fin. Agcy. Poll. Cont. Rev. Bonds Series 2020, 0.2% tender 1/21/21, CP mode	100,000	100,000
Ohio - 9.1%
American Muni. Pwr. BAN:
(Village of Carey Proj.) Series 2020, 1.25% 12/1/21 (Ohio Gen. Oblig. Guaranteed)	1,425,000	1,436,853
(Village of Jackson Ctr. Proj.) Series 2020, 1.5% 8/12/21 (Ohio Gen. Oblig. Guaranteed)	645,000	649,497
Series 2020, 1.5% 6/24/21 (Ohio Gen. Oblig. Guaranteed)	1,500,000	1,507,572
Avon Gen. Oblig. BAN Series 2020, 1.5% 6/10/21 (Ohio Gen. Oblig. Guaranteed)	515,000	517,472
Belmont County BAN Series 2020, 1% 8/25/21 (Ohio Gen. Oblig. Guaranteed)	1,000,000	1,004,902
Fairborn Gen. Oblig. BAN Series 2020 B, 2% 3/18/21	2,300,000	2,305,412
Lucas County Hosp. Rev. Bonds Series 2011 A, 5.75% 11/15/21 (Pre-Refunded to 11/15/21 @ 100)	1,500,000	1,571,125
Marysville Gen. Oblig. BAN Series 2020, 2% 3/25/21	1,000,000	1,002,479
Moraine BAN Series 2020, 1% 6/17/21 (Ohio Gen. Oblig. Guaranteed)	1,000,000	1,003,005
Newark Gen. Oblig. BAN Series 2020, 2.25% 3/24/21	565,000	566,316
North Olmsted Gen. Oblig. BAN Series 2020, 2% 3/10/21	1,020,000	1,021,691
Ohio Gen. Oblig. Bonds Series 2017 A, 5% 3/15/21	100,000	100,966
Ohio Higher Edl. Facility Commission Rev. Bonds:
Series B5, 0.19% tender 1/26/21, CP mode	2,200,000	2,200,000
Series B6, 0.19% tender 1/26/21, CP mode	2,200,000	2,200,000
Ohio Hosp. Facilities Rev. Bonds Series 2017 A, 5%	125,000	125,000
Union Township Clermont County Gen. Oblig. BAN Series 2020, 1% 9/1/21 (Ohio Gen. Oblig. Guaranteed)	1,930,000	1,938,960
		19,151,250
TOTAL OTHER MUNICIPAL SECURITY
(Cost $19,251,250)		19,251,250
	Shares	Value

Investment Company - 13.6%
Fidelity Municipal Cash Central Fund .13% (f)(g)
(Cost $28,486,000)	28,483,152	28,486,000
TOTAL INVESTMENT IN SECURITIES - 100.4%
(Cost $210,612,250)		210,612,250
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(798,299)
NET ASSETS - 100%		$209,813,951

Security Type Abbreviations

BAN – BOND ANTICIPATION NOTE

CP – COMMERCIAL PAPER

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Provides evidence of ownership in one or more underlying municipal bonds.

 (d) Coupon rates are determined by re-marketing agents based on current market conditions.

 (e) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,200,000 or 1.5% of net assets.

 (f) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (g) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Cost
Broward County Port Facilities Rev. Bonds Series G 115, 0.34%, tender 3/1/21 (Liquidity Facility Royal Bank of Canada)	9/1/20	$100,000
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev. Bonds Series Floaters G 110, 0.27%, tender 4/1/21 (Liquidity Facility Royal Bank of Canada)	10/1/20	$200,000
Denver City & County Arpt. Rev. Bonds Series G-114, 0.34%, tender 6/1/21 (Liquidity Facility Royal Bank of Canada)	12/1/20	$100,000
Greater Orlando Aviation Auth. Arpt. Facilities Rev. Bonds Series Floaters G 25, 0.34%, tender 4/1/21 (Liquidity Facility Royal Bank of Canada)	10/1/20	$100,000
Kentucky State Property & Buildings Commission Rev. Bonds Series G 116, 0.29%, tender 5/3/21 (Liquidity Facility Royal Bank of Canada)	11/2/20	$100,000
Massachusetts Gen. Oblig. Bonds Series Clipper 09 67, 0.27%, tender 1/14/21 (Liquidity Facility State Street Bank & Trust Co., Boston)	8/12/20	$200,000
Massachusetts Spl. Oblig. Dedicated Tax Rev. Bonds Series Floaters G 29, 0.27%, tender 7/1/21 (Liquidity Facility Royal Bank of Canada)	7/1/20	$100,000
Ohio Univ. Gen. Receipts Athens Bonds Series Floaters G 27, 0.29%, tender 6/1/21 (Liquidity Facility Royal Bank of Canada)	12/1/20	$2,100,000
Pennsylvania Higher Edl. Facilities Auth. Rev. Bonds Series 2016 E75, 0.26%, tender 3/1/21 (Liquidity Facility Royal Bank of Canada)	6/3/20	$100,000
Virginia Pub. Bldg. Auth. Pub. Facilities Rev. Bonds Series Floaters G 40, 0.29%, tender 8/2/21 (Liquidity Facility Royal Bank of Canada)	8/3/20	$100,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Municipal Cash Central Fund	$51,342
Total	$51,342

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

The value, beginning of period, for the Fidelity Municipal Cash Central Fund was $2,708,739. Net realized gain (loss) and change in net unrealized appreciation (depreciation) on Fidelity Municipal Cash Central Fund is presented in the Statement of Operations, if applicable. Purchases and sales of the Fidelity Municipal Cash Central Fund were $104,906,000 and $79,128,886, respectively, during the period.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Ohio Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $182,126,250)	$182,126,250
Fidelity Central Funds (cost $28,486,000)	28,486,000
Total Investment in Securities (cost $210,612,250)		$210,612,250
Receivable for fund shares sold		125,296
Interest receivable		183,690
Distributions receivable from Fidelity Central Funds		1,923
Prepaid expenses		244
Total assets		210,923,403
Liabilities
Payable to custodian bank	$849,468
Payable for fund shares redeemed	174,127
Distributions payable	68
Accrued management fee	18,608
Other affiliated payables	2,745
Other payables and accrued expenses	64,436
Total liabilities		1,109,452
Net Assets		$209,813,951
Net Assets consist of:
Paid in capital		$209,843,639
Total accumulated earnings (loss)		(29,688)
Net Assets		$209,813,951
Net Asset Value, offering price and redemption price per share ($209,813,951 ÷ 209,519,306 shares)		$1.00

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2020
Investment Income
Interest		$1,546,075
Income from Fidelity Central Funds		51,084
Total income		1,597,159
Expenses
Management fee	$783,424
Transfer agent fees	308,141
Accounting fees and expenses	34,877
Custodian fees and expenses	2,427
Independent trustees' fees and expenses	741
Registration fees	23,490
Audit	35,435
Legal	1,077
Miscellaneous	984
Total expenses before reductions	1,190,596
Expense reductions	(332,721)
Total expenses after reductions		857,875
Net investment income (loss)		739,284
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(13,713)
Fidelity Central Funds	147
Capital gain distributions from Fidelity Central Funds	258
Total net realized gain (loss)		(13,308)
Net increase in net assets resulting from operations		$725,976

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2020	Year ended December 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$739,284	$2,844,509
Net realized gain (loss)	(13,308)	20,673
Net increase in net assets resulting from operations	725,976	2,865,182
Distributions to shareholders	(739,688)	(3,071,695)
Share transactions
Proceeds from sales of shares	38,475,495	34,861,373
Reinvestment of distributions	707,955	2,958,373
Cost of shares redeemed	(69,296,117)	(96,409,025)
Net increase (decrease) in net assets and shares resulting from share transactions	(30,112,667)	(58,589,279)
Total increase (decrease) in net assets	(30,126,379)	(58,795,792)
Net Assets
Beginning of period	239,940,330	298,736,122
End of period	$209,813,951	$239,940,330
Other Information
Shares
Sold	38,475,495	34,861,373
Issued in reinvestment of distributions	707,955	2,958,373
Redeemed	(69,296,117)	(96,409,025)
Net increase (decrease)	(30,112,667)	(58,589,279)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Ohio Municipal Money Market Fund

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income (loss)	.003	.011	.010	.004	.001
Net realized and unrealized gain (loss)	–	.001	–A	–A	–A
Total from investment operations	.003	.012	.010	.004	.001
Distributions from net investment income	(.003)	(.011)	(.010)	(.004)	(.001)
Distributions from net realized gain	–	(.001)	–	–A	–A
Total distributions	(.003)	(.012)	(.010)	(.004)	(.001)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total ReturnB	.32%	1.16%	.98%	.42%	.09%
Ratios to Average Net AssetsC,D
Expenses before reductions	.53%	.53%	.53%	.53%	.52%
Expenses net of fee waivers, if any	.38%	.53%	.53%	.52%	.37%
Expenses net of all reductions	.38%	.53%	.53%	.52%	.36%
Net investment income (loss)	.33%	1.08%	.96%	.40%	.07%
Supplemental Data
Net assets, end of period (000 omitted)	$209,814	$239,940	$298,736	$419,110	$585,637

 A Amount represents less than $.0005 per share.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2020

1. Organization.

Fidelity Ohio Municipal Income Fund (the Income Fund) is a fund of Fidelity Municipal Trust. Fidelity Ohio Municipal Money Market Fund (the Money Market Fund) is a fund of Fidelity Municipal Trust II. Each Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Municipal Trust and Fidelity Municipal Trust II (the Trusts) are organized as a Massachusetts business trust and a Delaware statutory trust, respectively. Each Fund is authorized to issue an unlimited number of shares. Shares of the Money Market Fund are only available for purchase by retail shareholders. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. Each Fund may be affected by economic and political developments in the state of Ohio.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Income investments to the Fair Value Committee (the Committee) established by the Income Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Income Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Income Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Income Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

For the Income Fund, debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

For the Money Market Fund, as permitted by compliance with certain conditions under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates fair value. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity. Securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

For the Income Fund, changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2020 is included at the end of the Income Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day for the Income Fund and trades executed through the end of the current business day for the Money Market Fund. Gains and losses on securities sold are determined on the basis of identified cost and for certain Funds include proceeds received from litigation. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2020, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Income Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to futures contracts and excise tax regulations.

The Funds purchase municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Ohio Municipal Income Fund	$609,805,503	$45,066,429	$(737,655)	$44,328,774
Fidelity Ohio Municipal Money Market Fund	210,612,250	–	–	–

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed tax-exempt income	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Ohio Municipal Income Fund	$86,208	$–	$44,328,774
Fidelity Ohio Municipal Money Market Fund	–	(29,284)	–

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	No expiration
	Short-term	Long-term	Total capital loss carryfoward
Fidelity Ohio Municipal Money Market Fund	$(29,284)	$–	$(29,284)

In addition certain of the Funds intend to elect to defer to the next fiscal year capital losses recognized during the period November 1, 2020 to December 31, 2020. Loss deferrals were as follows:

Capital losses
Fidelity Ohio Municipal Income Fund	$(4,256)

The tax character of distributions paid was as follows:

December 31, 2020
	Tax-Exempt Income	Ordinary Income	Long-term Capital Gains	Total
Fidelity Ohio Municipal Income Fund	$15,719,301	$–	$4,703,581	$20,422,882
Fidelity Ohio Municipal Money Market Fund	739,688	–	–	739,688

December 31, 2019
	Tax-Exempt Income	Ordinary Income	Long-term Capital Gains	Total
Fidelity Ohio Municipal Income Fund	$16,903,715	$–	$1,341,524	$18,245,239
Fidelity Ohio Municipal Money Market Fund	2,844,134	227,561	–	3,071,695

Restricted Securities (including Private Placements). The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Ohio Municipal Income Fund	131,355,981	151,175,331

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Fidelity Ohio Municipal Income Fund	.25%	.10%	.35%
Fidelity Ohio Municipal Money Market Fund	.25%	.10%	.35%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Funds. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Fidelity Ohio Municipal Income Fund	.09%
Fidelity Ohio Municipal Money Market Fund	.14%

During the period, the investment adviser or its affiliates waived a portion of these fees for the Money Market Fund.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Ohio Municipal Income Fund	.02
Fidelity Ohio Municipal Money Market Fund	.02

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. For the Income Fund, interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Ohio Municipal Income Fund	$1,581

During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

The investment adviser or its affiliates voluntarily agreed to waive certain fees for the Money Market Fund in order to avoid a negative yield. Such arrangements may be discontinued by the investment adviser at any time. For the period, the amount of the waiver was $332,198.

In addition, through arrangements with each applicable Fund's custodian credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
Fidelity Ohio Municipal Income Fund	$4,316
Fidelity Ohio Municipal Money Market Fund	39

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses as follows:

Amount
Fidelity Ohio Municipal Income Fund	$1,339
Fidelity Ohio Municipal Money Market Fund	484

8. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

9. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Funds' performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Municipal Trust and Fidelity Municipal Trust II and the Shareholders of Fidelity Ohio Municipal Income and Fidelity Ohio Municipal Money Market Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fidelity Ohio Municipal Income Fund (one of the funds constituting Fidelity Municipal Trust) and Fidelity Ohio Municipal Money Market Fund (one of the funds constituting Fidelity Municipal Trust II) (hereafter collectively referred to as the “Funds”) as of December 31, 2020, the related statements of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2020 and each of the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 9, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 280 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under SEC regulations for money market funds.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period-B July 1, 2020 to December 31, 2020
Fidelity Ohio Municipal Income Fund	.47%
Actual		$1,000.00	$1,033.50	$2.40
Hypothetical-C		$1,000.00	$1,022.77	$2.39
Fidelity Ohio Municipal Money Market Fund	.26%
Actual		$1,000.00	$1,000.10	$1.31**
Hypothetical-C		$1,000.00	$1,023.83	$1.32**

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

** If certain fees were not voluntarily waived by the investment adviser or its affiliates during the period, the annualized expense ratio would have been .52% and the expenses paid in the actual and hypothetical examples above would have been $2.61 and $2.64, respectively.

Distributions (Unaudited)

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended December 31, 2020, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Ohio Municipal Income Fund	$4,781,715

During fiscal year ended 2020, 100% of each fund's income dividends were free from federal income tax, and 2.22% and 18.05% of Fidelity Ohio Municipal Income Fund and Fidelity Ohio Municipal Money Market Fund's income dividends, respectively, were subject to the federal alternative minimum tax.

The funds will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Ohio Municipal Income Fund / Fidelity Ohio Municipal Money Market Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2020 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the funds notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds or classes and index funds; (vii) lowering expenses for certain funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance (for Fidelity Ohio Municipal Income Fund).  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in March 2020 and June 2020.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance. The fund underperformed its benchmark and peers for the one- and three-year periods ended May 31, 2020, and as a result, the Board continues to engage in discussions with FMR regarding the steps it is taking to address the fund's performance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to appropriate peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Investment Performance (for Fidelity Ohio Municipal Money Market Fund).  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate peer group.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to the gross performance of appropriate peer groups, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the fund's market value NAV over time and its resilience under various stressed conditions; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods.

The Board recognizes that in interest rate environments where many competitors waive fees to maintain a minimum yield, relative money market fund performance on a net basis (after fees and expenses) may not be particularly meaningful due to miniscule performance differences among competitor funds. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate peer group for the most recent one-, three-, and five-year periods. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and was considered by the Board.

Fidelity Ohio Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2019.

Fidelity Ohio Municipal Money Market Fund

The Board noted that because there is a relatively small number of state-specific funds in the Lipper objective, Fidelity combines Lipper's separate categories for state-specific funds with all state and national municipal money market funds to create a single mapped group. The Board considered that Fidelity is the only firm that offers an Ohio money market fund.

The Board noted that the fund's management fee rate ranked above the median of its Total Mapped Group and above the median of its ASPG for 2019. The Board also noted that the management fee rate was seven BP above the Total Mapped Group median and seven BP above the ASPG median.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for each fund. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that Fidelity Ohio Municipal Income Fund's total expense ratio ranked below the competitive median for 2019 and Fidelity Ohio Municipal Money Market Fund's total expense ratio ranked above the competitive median for 2019. The Board considered that, in general, various factors can affect total expense ratios. The Board considered that the competitive data for Fidelity Ohio Municipal Money Market Fund reflects periods for which many competitor funds waived fees or reimbursed expenses in order to maintain a minimum yield. The Board noted that, excluding fee waivers and reimbursements, the fund's total expense ratio ranked above the median, but the difference in total expense ratio was 3 BP.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation agreements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and outflows from actively managed equity funds; and (viii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

OFF-ANN-0221
1.540019.123

Fidelity® Pennsylvania Municipal Income Fund

Fidelity® Pennsylvania Municipal Money Market Fund

Annual Report

December 31, 2020

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Fidelity® Pennsylvania Municipal Income Fund
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Pennsylvania Municipal Money Market Fund
Investment Summary/Performance
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Fidelity® Pennsylvania Municipal Income Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2020	Past 1 year	Past 5 years	Past 10 years
Fidelity® Pennsylvania Municipal Income Fund	4.32%	3.68%	4.49%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Pennsylvania Municipal Income Fund on December 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond Index performed over the same period.

Period Ending Values
$15,517	Fidelity® Pennsylvania Municipal Income Fund
$15,718	Bloomberg Barclays Municipal Bond Index

Fidelity® Pennsylvania Municipal Income Fund

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds posted a gain for 2020, overcoming market volatility related to economic and credit fears caused by the coronavirus. The Bloomberg Barclays Municipal Bond Index rose 5.21% for the year. After gaining 7.54% in 2019, munis began 2020 on an upswing, driven by robust demand. By the second week of March, however, the outbreak and spread of COVID-19 raised the prospect of a broad economic slowdown that would present financial challenges for muni issuers across sectors. For example, revenue bonds used to finance airport projects were hampered by a sharp reduction in air travel. Also, bonds issued by hospitals received scrutiny due to uncertain reimbursement for coronavirus-related treatment and the halt of elective procedures. State and local government tax revenue was impacted by the delay in the income-tax filing date to July 15 and the collapse in revenue from sales taxes, activity taxes and fees. Muni yields rose substantially amid this uncertainty. The U.S. Federal Reserve responded to the risk of rapid economic contraction and dysfunction in the credit markets by lowering the fed funds rate, purchasing taxable bonds and launching lending facilities, while Congress passed substantial fiscal stimulus. This led to increased market liquidity and a return of new issuance in the primary market. Demand for municipal bonds, coupled with better-than-expected economic data, drove down muni yields and credit spreads through December 31.

Comments from Co-Portfolio Managers Cormac Cullen, Michael Maka and Elizah McLaughlin:  For 2020, the fund gained 4.32%, lagging, net of fees, the 5.41% advance of the state benchmark, the Bloomberg Barclays Pennsylvania Enhanced Municipal Bond Index. We focused on longer-term objectives and sought to generate attractive tax-exempt income and competitive risk-adjusted returns over time. Versus the state benchmark, underweighting lower-coupon and non-callable securities detracted from the fund's performance. A below-index exposure to certain high-quality bonds that outperformed the state benchmark, particularly those backed by the Commonwealth of Pennsylvania and the Pennsylvania Turnpike, also detracted. Differences in the way fund holdings and index components were priced posed a significant relative performance headwind for the fund as well. In contrast, fund holdings cumulatively produced more income than the components of the state benchmark, which added value. The fund's overweighting in specific health care credits, such as Mount Nittany Medical Center and St. Luke's Hospital, also boosted performance relative to the state benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On March 1, 2020, Michael Maka assumed co-management responsibilities for the fund. He succeeded Kevin Ramundo, who retired from Fidelity on June 30, 2020, after more than 20 years with the firm.

Fidelity® Pennsylvania Municipal Income Fund

Investment Summary (Unaudited)

Top Five Sectors as of December 31, 2020

% of fund's net assets
Health Care	30.9
Education	17.2
Transportation	13.7
General Obligations	13.4
Water & Sewer	7.2

Quality Diversification (% of fund's net assets)

As of December 31, 2020
AA,A	78.2%
BBB	8.3%
BB and Below	5.5%
Short-Term Investments and Net Other Assets	8.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Fidelity® Pennsylvania Municipal Income Fund

Schedule of Investments December 31, 2020

Showing Percentage of Net Assets

Municipal Bonds - 92.0%
	Principal Amount	Value
Guam - 0.1%
Guam Int'l. Arpt. Auth. Rev. Series 2013 C, 6.25% 10/1/34 (a)	700,000	760,683
Pennsylvania - 90.6%
Allegheny County Series C:
5% 12/1/28	$1,000,000	$1,171,740
5% 12/1/30	1,365,000	1,593,651
Allegheny County Arpt. Auth. Rev. Series 2006 B, 5% 1/1/22 (Escrowed to Maturity) (a)	1,650,000	1,724,496
Allegheny County Higher Ed. Bldg. Auth. Univ. Rev.:
Series 2017, 5% 10/15/47	1,660,000	1,799,589
Series 2018:
5% 3/1/33	1,570,000	1,924,459
5% 3/1/34	2,250,000	2,750,063
Allegheny County Hosp. Dev. Auth. Rev. Series 2019 A:
4% 7/15/37	1,600,000	1,872,032
4% 7/15/38	1,400,000	1,633,688
4% 7/15/39	1,250,000	1,455,375
Allegheny County Sanitation Auth. Swr. Rev. Series 2018, 5% 6/1/43	4,750,000	5,821,363
Berks County Muni. Auth. Rev. Bonds (Tower Health Proj.):
Series 2020 B1, 5%, tender 2/1/25 (b)	2,000,000	2,163,480
Series 2020 B2, 5%, tender 2/1/27 (b)	2,000,000	2,225,360
Series 2020 B3, 5%, tender 2/1/30 (b)	2,000,000	2,296,980
Bethlehem Area School District Series 2016 A, 5% 2/1/23 (FSA Insured)	1,000,000	1,095,720
Butler County Hosp. Auth. Hosp. Rev. (Butler Health Sys. Proj.) Series 2015 A:
5% 7/1/26	500,000	579,380
5% 7/1/27	490,000	565,220
5% 7/1/28	540,000	620,212
5% 7/1/29	710,000	812,091
5% 7/1/30	685,000	780,900
5% 7/1/35	1,885,000	2,125,036
5% 7/1/39	6,675,000	7,478,003
Cap. Region Wtr. Wtr. Rev. Series 2018:
5% 7/15/28	1,300,000	1,666,951
5% 7/15/30	1,500,000	1,915,755
5% 7/15/31	1,250,000	1,593,050
Central Bradford Prog. Auth. Rev. Series 2011, 5.375% 12/1/41 (Pre-Refunded to 12/1/21 @ 100)	2,000,000	2,093,780
Centre County Pennsylvania Hosp. Auth. Rev. (Mount Nittany Med. Ctr. Proj.):
Series 2016 A:
4% 11/15/32	350,000	391,157
4% 11/15/34	250,000	278,405
4% 11/15/35	200,000	222,308
5% 11/15/28	840,000	1,005,715
5% 11/15/29	1,625,000	1,936,838
5% 11/15/30	685,000	814,088
5% 11/15/46	6,605,000	7,644,957
Series 2016 B:
4% 11/15/40	600,000	660,648
4% 11/15/47	3,605,000	3,929,306
Series 2018 A:
5% 11/15/26	1,140,000	1,418,377
5% 11/15/27	225,000	286,304
5% 11/15/28	200,000	252,182
5% 11/15/29	200,000	250,646
Chester County Health & Ed. Facilities Auth. Health Sys. Rev. Series 2017 A, 5% 10/1/35	2,125,000	2,633,831
Commonwealth Fing. Auth. Rev.:
Series 2019 B:
5% 6/1/28	1,000,000	1,287,100
5% 6/1/29	1,000,000	1,311,930
5% 6/1/30	1,000,000	1,336,100
5% 6/1/31	1,150,000	1,565,346
Series 2020 A:
5% 6/1/31	3,500,000	4,671,730
5% 6/1/32	3,500,000	4,644,955
Cumberland County Muni. Auth. Rev. (Dickinson College Proj.):
Series 2012, 5% 11/1/37	1,520,000	1,621,126
Series 2016:
5% 5/1/30	1,000,000	1,201,420
5% 5/1/31	500,000	599,215
5% 5/1/32	750,000	895,755
5% 5/1/33	2,210,000	2,630,232
5% 5/1/34	1,000,000	1,187,810
Dallas Area Muni. Auth. Univ. Rev. (Misericordia Univ. Proj.) Series 2019:
5% 5/1/39	1,100,000	1,227,435
5% 5/1/48	4,000,000	4,394,400
Dauphin County Gen. Auth. (Pinnacle Health Sys. Proj.) Series 2016 A:
5% 6/1/34	1,275,000	1,509,192
5% 6/1/35	1,000,000	1,180,800
5% 6/1/36	500,000	588,535
Delaware County Auth. Rev. Series 2017, 5% 7/1/25	1,000,000	1,100,620
Delaware County Auth. Univ. Rev. Series 2012:
5% 8/1/21	350,000	359,110
5% 8/1/22	300,000	321,114
Doylestown Hosp. Auth. Hosp. Rev.:
Series 2013 A:
5% 7/1/23	1,090,000	1,182,890
5% 7/1/27	2,500,000	2,699,275
Series 2016 A, 5% 7/1/46	3,500,000	3,883,180
Series 2019, 4% 7/1/45	1,350,000	1,440,383
Dubois Hosp. Auth. Hosp. Rev.:
(Penn Highlands Healthcare Proj.) Series 2018, 5% 7/15/25	200,000	236,794
Series 2020:
5% 7/15/31	1,030,000	1,270,907
5% 7/15/34	1,000,000	1,219,880
5% 7/15/36	1,400,000	1,699,138
5% 7/15/39	1,160,000	1,398,148
Fox Chapel Area School District Series 2013:
5% 8/1/31	3,080,000	3,364,068
5% 8/1/34	1,000,000	1,090,930
Geisinger Auth. Health Sys. Rev.:
Series 2014 A, 4% 6/1/41	2,000,000	2,156,940
Series 2017 A2, 5% 2/15/39	1,880,000	2,279,613
Indiana County Hosp. Auth. Series 2014 A, 6% 6/1/39	1,625,000	1,729,861
Lackawanna County Indl. Dev. Auth. Rev. (Univ. of Scranton Proj.) Series 2017:
5% 11/1/24	590,000	684,825
5% 11/1/25	665,000	797,734
5% 11/1/27	1,105,000	1,393,946
Lancaster County Hosp. Auth. Health Ctr. Rev. Series 2016:
5% 8/15/31	1,000,000	1,232,180
5% 8/15/33	1,000,000	1,223,460
5% 8/15/34	1,000,000	1,221,500
5% 8/15/36	1,000,000	1,216,520
Lehigh County Gen. Purp. Auth. Rev. (Muhlenberg College Proj.) Series 2017, 5% 2/1/39	4,010,000	4,731,880
Lehigh County Gen. Purp. Hosp. Rev. Series 2019 A:
5% 7/1/36	2,905,000	3,708,843
5% 7/1/44	5,000,000	6,250,300
Lower Paxton Township Series 2014:
5% 4/1/40 (Pre-Refunded to 4/1/24 @ 100)	3,420,000	3,949,690
5% 4/1/44 (Pre-Refunded to 4/1/24 @ 100)	1,295,000	1,495,570
Monroe County Hosp. Auth. Rev. Series 2016, 5% 7/1/33	3,675,000	4,360,976
Montgomery County Higher Ed. & Health Auth. Rev.:
Series 2014 A:
5% 10/1/21	245,000	250,850
5% 10/1/22	275,000	289,990
5% 10/1/23	1,305,000	1,415,912
5% 10/1/24	335,000	373,361
5% 10/1/25	750,000	835,425
5% 10/1/26	1,000,000	1,110,520
5% 10/1/27	1,000,000	1,106,280
Series 2016 A, 5% 10/1/40	4,000,000	4,455,960
Series 2018 A, 5% 9/1/26	1,500,000	1,831,665
Series 2019:
4% 9/1/34	2,500,000	2,917,325
4% 9/1/35	1,400,000	1,629,236
4% 9/1/36	1,200,000	1,391,736
4% 9/1/37	1,000,000	1,156,370
Montgomery County Indl. Dev. Auth.:
Series 2015 A, 5.25% 1/15/36	2,000,000	2,224,660
Series 2017:
5% 12/1/33	2,150,000	2,658,002
5% 12/1/35	1,000,000	1,231,720
5% 12/1/36	2,660,000	3,267,890
5% 12/1/37	1,515,000	1,857,345
Montour School District Series 2015 A:
5% 4/1/41	1,000,000	1,170,830
5% 4/1/42	1,000,000	1,167,820
Northampton County Gen. Purp. Auth. Hosp. Rev. (St. Luke's Univ. Health Network Proj.) Series 2018 A:
4% 8/15/48	4,500,000	4,981,725
5% 8/15/43	2,000,000	2,411,180
5% 8/15/48	2,500,000	2,986,225
Northampton County Gen. Purp. College Rev. (Lafayette College Proj.) Series 2017, 5% 11/1/47	2,170,000	2,590,025
Pennsylvania Ctfs. Prtn. Series 2018 A:
5% 7/1/28	400,000	512,372
5% 7/1/29	300,000	381,885
5% 7/1/30	375,000	474,971
5% 7/1/31	425,000	536,227
Pennsylvania Higher Edl. Facilities Auth. Rev.:
(Drexel Univ. Proj.) Series 2016, 5% 5/1/35	2,000,000	2,337,660
(Thomas Jefferson Univ. Proj.) Series 2012:
5% 3/1/22	275,000	288,780
5% 3/1/23	585,000	626,822
First Series 2012:
5% 4/1/21	500,000	505,605
5% 4/1/22	600,000	634,536
5% 4/1/23 (Pre-Refunded to 4/1/22 @ 100)	800,000	848,008
5% 4/1/24 (Pre-Refunded to 4/1/22 @ 100)	1,100,000	1,166,011
Series 2016, 5% 5/1/33	2,200,000	2,579,962
Series 2018 A, 5% 2/15/48	4,000,000	4,910,520
Series 2019 A:
4% 3/1/37	750,000	868,260
5% 3/1/36	1,000,000	1,245,240
5% 3/1/38	1,000,000	1,238,310
5% 3/1/39	1,000,000	1,235,380
Series 2019:
4% 12/1/44	1,000,000	1,178,020
4% 12/1/48	1,000,000	1,170,490
Series AT-1 5% 6/15/31	5,000,000	6,008,950
Pennsylvania Hsg. Fin. Agcy.:
Series 2019 130A, 4% 10/1/49	1,845,000	2,005,663
Series 2019 131, 3.5% 4/1/49	4,770,000	5,151,314
Series 2020 13 2A, 3.5% 4/1/51	2,000,000	2,180,180
Series 2020 133:
5% 10/1/22	350,000	378,186
5% 10/1/23	400,000	449,548
5% 10/1/24	850,000	988,839
5% 10/1/27	650,000	822,276
5% 10/1/28	950,000	1,223,638
5% 4/1/29	100,000	129,662
5% 10/1/29	450,000	588,938
Pennsylvania Pub. School Bldg. Auth. School Rev. Series 2014 B2:
5% 12/1/24	630,000	730,504
5% 12/1/24 (Escrowed to Maturity)	620,000	732,530
5% 12/1/25	335,000	389,850
5% 12/1/25 (Pre-Refunded to 12/1/24 @ 100)	915,000	1,081,073
5% 12/1/26	645,000	746,284
5% 12/1/26 (Pre-Refunded to 12/1/24 @ 100)	605,000	714,808
5% 12/1/27	360,000	414,731
5% 12/1/27 (Pre-Refunded to 12/1/24 @ 100)	650,000	767,975
Pennsylvania State Univ.:
Series 2015 A:
5% 9/1/30	1,100,000	1,315,050
5% 9/1/31	1,415,000	1,685,916
Series 2019 A, 5% 9/1/48	6,390,000	8,186,868
Pennsylvania Tpk. Commission Tpk. Rev.:
(Sub Lien Proj.) Series 2017 B-1, 5% 6/1/34	5,000,000	6,063,550
Series 2013 A2:
5% 12/1/28	500,000	606,420
5% 12/1/38	2,500,000	3,089,800
Series 2014 A, 5% 12/1/31	865,000	1,002,111
Series 2014 A2, 0% 12/1/40 (c)	5,500,000	5,790,730
Series 2017 A1:
5% 12/1/30	3,500,000	4,448,150
5% 12/1/31	2,000,000	2,531,920
5% 12/1/33	1,500,000	1,883,265
Series 2018 A2, 5% 12/1/43	5,000,000	6,180,050
Series 2020 B, 5% 12/1/50	5,000,000	6,324,800
Philadelphia Arpt. Rev.:
Series 2017 A, 5% 7/1/42	350,000	424,302
Series 2017 B:
5% 7/1/25 (a)	5,500,000	6,540,930
5% 7/1/31 (a)	1,000,000	1,220,710
5% 7/1/33 (a)	2,250,000	2,725,920
5% 7/1/37 (a)	5,065,000	6,089,396
5% 7/1/42 (a)	4,000,000	4,767,440
5% 7/1/47 (a)	3,035,000	3,588,675
Philadelphia Auth. for Indl. Dev.:
Series 2017, 5% 11/1/47	5,000,000	5,559,600
Series 2020 A, 4% 11/1/45	3,825,000	4,332,157
Series 2020 C:
4% 11/1/35	1,750,000	2,037,368
4% 11/1/36	1,500,000	1,740,240
series 2020 C, 4% 11/1/37	1,255,000	1,451,834
Series 2020 C, 4% 11/1/38	1,000,000	1,153,690
Philadelphia Gas Works Rev.:
Series 16 A, 5% 8/1/50 (FSA Insured)	8,835,000	11,224,678
5% 8/1/29	2,000,000	2,352,700
5% 8/1/30	1,500,000	1,759,395
5% 8/1/31	1,100,000	1,287,000
5% 10/1/33	1,500,000	1,798,440
5% 10/1/34	500,000	598,260
Philadelphia Gen. Oblig.:
Series 2017 A, 5% 8/1/30	1,500,000	1,861,440
Series 2019 B:
5% 2/1/38	3,000,000	3,787,530
5% 2/1/39	2,500,000	3,150,550
Philadelphia Hospitals & Higher Ed. Facilities Auth. Hosp. Rev.:
(Children's Hosp. of Philadelphia Proj.) Series 2011 D, 5% 7/1/32	2,500,000	2,553,600
Series 2012 A, 5.625% 7/1/36	4,045,000	4,295,062
Philadelphia Redev. Auth. Rev.:
Series 2012:
5% 4/15/21	1,000,000	1,010,851
5% 4/15/25	2,230,000	2,352,093
Series 2015 A, 5% 4/15/29	3,000,000	3,499,140
Philadelphia School District:
Series 2016 F, 5% 9/1/34	4,000,000	4,784,560
Series 2018 A:
5% 9/1/29	1,250,000	1,591,250
5% 9/1/30	1,000,000	1,270,940
5% 9/1/33	1,000,000	1,249,880
Series 2019 A:
4% 9/1/37	2,100,000	2,464,791
4% 9/1/38	2,300,000	2,686,262
4% 9/1/39	2,000,000	2,327,320
Philadelphia Wtr. & Wastewtr. Rev.:
Series 2011 A, 5% 1/1/41	2,715,000	2,715,000
Series 2015 B, 5% 7/1/30	3,500,000	4,143,685
Series 2017 B:
5% 11/1/29	3,000,000	3,822,000
5% 11/1/30	3,700,000	4,694,819
Pittsburgh & Allegheny County Parking Sys. Series 2017:
5% 12/15/31	1,000,000	1,219,940
5% 12/15/32	500,000	606,900
5% 12/15/33	500,000	604,965
Pittsburgh & Allegheny County Sports & Exhibition Auth. Series 2012, 5% 2/1/25 (FSA Insured)	2,250,000	2,399,108
Pittsburgh Gen. Oblig. Series 2014:
5% 9/1/23 (Build America Mutual Assurance Insured)	575,000	646,386
5% 9/1/28 (Pre-Refunded to 9/1/24 @ 100)	1,300,000	1,526,642
5% 9/1/29 (Pre-Refunded to 9/1/24 @ 100)	1,015,000	1,191,955
5% 9/1/31 (Pre-Refunded to 9/1/24 @ 100)	1,165,000	1,368,106
5% 9/1/32 (Pre-Refunded to 9/1/24 @ 100)	1,000,000	1,174,340
Pittsburgh School District Series 2015, 5% 9/1/23 (FSA Insured)	1,085,000	1,220,929
Pittsburgh Wtr. & Swr. Auth. Wtr. & Swr. Sys. Rev.:
Series 2019 A, 5% 9/1/44 (FSA Insured)	3,600,000	4,573,620
Series 2019 B:
4% 9/1/34 (FSA Insured)	2,000,000	2,468,460
4% 9/1/35 (FSA Insured)	400,000	489,384
Reading School District Series 2017:
5% 3/1/35 (FSA Insured)	1,000,000	1,215,320
5% 3/1/36 (FSA Insured)	1,050,000	1,274,333
5% 3/1/37 (FSA Insured)	1,600,000	1,931,920
Saint Mary Hosp. Auth. Health Sys. Rev. (Trinity Health Proj.) Series 2012 B, 5% 11/15/26	1,000,000	1,240,950
Southcentral Pennsylvania Gen. Auth. Rev.:
Series 2015:
4% 12/1/30	1,040,000	1,161,514
5% 12/1/22	30,000	32,455
5% 12/1/27	1,480,000	1,762,606
5% 12/1/29	1,000,000	1,177,620
Series 2019 A, 4% 6/1/49	4,650,000	5,411,438
Susquehanna Area Reg'l. Arp Auth. Series 2017:
5% 1/1/35 (a)	1,000,000	1,081,590
5% 1/1/38 (a)	1,125,000	1,199,104
Union County Hosp. Auth. Rev. Series 2018 B, 5% 8/1/48	6,000,000	6,873,060
West Mifflin Area School District Series 2016:
5% 4/1/24 (FSA Insured)	1,250,000	1,420,413
5% 4/1/26 (FSA Insured)	1,000,000	1,215,860
5% 4/1/28 (FSA Insured)	1,390,000	1,709,658
West Shore Area Auth. Hosp. Rev. Series 2011 B, 5.75% 1/1/41 (Pre-Refunded to 1/1/22 @ 100)	1,500,000	1,582,350
Westmoreland County Indl. Dev. Auth. (Excela Health Proj.) Series 2020 A:
4% 7/1/21	500,000	507,124
4% 7/1/22	600,000	624,684
4% 7/1/23	750,000	799,268
4% 7/1/26	1,000,000	1,129,920
4% 7/1/37	1,400,000	1,626,870
5% 7/1/27	200,000	241,002
5% 7/1/28	1,130,000	1,383,979
5% 7/1/29	500,000	620,880
5% 7/1/30	1,000,000	1,257,740
Westmoreland County Muni. Auth. Muni. Svc. Rev. Series 2001 A, 0% 8/15/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,550,000	6,493,670

TOTAL PENNSYLVANIA		485,080,753

Pennsylvania, New Jersey - 1.3%
Delaware River Joint Toll Bridge Commission Pennsylvania-New Jersey Bridge Rev. Series 2012 A:
5% 7/1/22	500,000	534,960
5% 7/1/23	1,000,000	1,069,870
Delaware River Port Auth. Pennsylvania & New Jersey Rev. Series 2018 A:
5% 1/1/37	1,000,000	1,250,010
5% 1/1/38	1,300,000	1,621,022
5% 1/1/39	1,000,000	1,243,890
5% 1/1/40	1,100,000	1,365,859

TOTAL PENNSYLVANIA, NEW JERSEY		7,085,611

TOTAL MUNICIPAL BONDS
(Cost $458,609,034)		492,927,047

Municipal Notes - 1.8%
Pennsylvania - 1.8%
Southcentral Pennsylvania Gen. Auth. Rev. Series 2019 E, 0.09% 1/4/21 (Liquidity Facility U.S. Bank NA, Cincinnati), VRDN (b)
(Cost $9,600,000)	9,600,000	9,600,000
TOTAL INVESTMENT IN SECURITIES - 93.8%
(Cost $468,209,034)		502,527,047
NET OTHER ASSETS (LIABILITIES) - 6.2%		33,060,189
NET ASSETS - 100%		$535,587,236

Security Type Abbreviations

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Municipal Securities	$502,527,047	$--	$502,527,047	$--
Total Investments in Securities:	$502,527,047	$--	$502,527,047	$--

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

Health Care	30.9%
Education	17.2%
Transportation	13.7%
General Obligations	13.4%
Water & Sewer	7.2%
Others* (Individually Less Than 5%)	17.6%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Fidelity® Pennsylvania Municipal Income Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $468,209,034)		$502,527,047
Cash		28,125,871
Receivable for fund shares sold		140,682
Interest receivable		5,608,806
Prepaid expenses		546
Other receivables		1,509
Total assets		536,404,461
Liabilities
Payable for fund shares redeemed	$214,155
Distributions payable	350,443
Accrued management fee	154,885
Audit fee payable	42,771
Other affiliated payables	51,888
Other payables and accrued expenses	3,083
Total liabilities		817,225
Net Assets		$535,587,236
Net Assets consist of:
Paid in capital		$500,935,724
Total accumulated earnings (loss)		34,651,512
Net Assets		$535,587,236
Net Asset Value, offering price and redemption price per share ($535,587,236 ÷ 46,227,092 shares)		$11.59

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2020
Investment Income
Interest		$14,969,096
Expenses
Management fee	$1,808,748
Transfer agent fees	469,543
Accounting fees and expenses	131,949
Custodian fees and expenses	3,799
Independent trustees' fees and expenses	1,679
Registration fees	25,679
Audit	55,565
Legal	7,482
Miscellaneous	2,769
Total expenses before reductions	2,507,213
Expense reductions	(4,350)
Total expenses after reductions		2,502,863
Net investment income (loss)		12,466,233
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		255,481
Total net realized gain (loss)		255,481
Change in net unrealized appreciation (depreciation) on investment securities		8,482,996
Net gain (loss)		8,738,477
Net increase (decrease) in net assets resulting from operations		$21,204,710

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2020	Year ended December 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$12,466,233	$13,467,643
Net realized gain (loss)	255,481	2,960,409
Change in net unrealized appreciation (depreciation)	8,482,996	19,347,996
Net increase (decrease) in net assets resulting from operations	21,204,710	35,776,048
Distributions to shareholders	(12,881,272)	(15,849,985)
Share transactions
Proceeds from sales of shares	93,803,532	90,587,027
Reinvestment of distributions	8,469,720	9,874,916
Cost of shares redeemed	(91,726,532)	(56,189,774)
Net increase (decrease) in net assets resulting from share transactions	10,546,720	44,272,169
Total increase (decrease) in net assets	18,870,158	64,198,232
Net Assets
Beginning of period	516,717,078	452,518,846
End of period	$535,587,236	$516,717,078
Other Information
Shares
Sold	8,234,739	8,040,782
Issued in reinvestment of distributions	741,867	872,528
Redeemed	(8,116,699)	(4,980,195)
Net increase (decrease)	859,907	3,933,115

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Pennsylvania Municipal Income Fund

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$11.39	$10.92	$11.18	$10.97	$11.31
Income from Investment Operations
Net investment income (loss)A	.275	.310	.314	.328	.336
Net realized and unrealized gain (loss)	.209	.523	(.226)	.257	(.291)
Total from investment operations	.484	.833	.088	.585	.045
Distributions from net investment income	(.272)	(.307)	(.314)	(.328)	(.336)
Distributions from net realized gain	(.012)	(.056)	(.034)	(.047)	(.049)
Total distributions	(.284)	(.363)	(.348)	(.375)	(.385)
Redemption fees added to paid in capitalA	–	–	–	–	–B
Net asset value, end of period	$11.59	$11.39	$10.92	$11.18	$10.97
Total ReturnC	4.32%	7.71%	.84%	5.41%	.34%
Ratios to Average Net AssetsD
Expenses before reductions	.49%	.48%	.48%	.48%	.49%
Expenses net of fee waivers, if any	.49%	.48%	.48%	.48%	.49%
Expenses net of all reductions	.48%	.48%	.48%	.48%	.49%
Net investment income (loss)	2.42%	2.74%	2.88%	2.95%	2.95%
Supplemental Data
Net assets, end of period (000 omitted)	$535,587	$516,717	$452,519	$480,405	$452,516
Portfolio turnover rate	17%	20%	15%	12%	18%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Pennsylvania Municipal Money Market Fund

Investment Summary/Performance (Unaudited)

Effective Maturity Diversification as of December 31, 2020

Days	% of fund's investments
1 - 7	85.6
8 - 30	2.8
31 - 60	2.5
61 - 90	1.0
91 - 180	4.9
> 180	3.2

Effective maturity is determined in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940.

Asset Allocation (% of fund's net assets)

As of December 31, 2020
Variable Rate Demand Notes (VRDNs)	22.4%
Tender Option Bond	60.4%
Other Municipal Security	11.9%
Investment Companies	5.1%
Net Other Assets (Liabilities)	0.2%

Current 7-Day Yields

12/31/20
Fidelity® Pennsylvania Municipal Money Market Fund	0.01%

Yield refers to the income paid by the Fund over a given period. Yield for money market funds is usually for seven-day periods, as it is here, though it is expressed as an annual percentage rate. Past performance is no guarantee of future results. Yield will vary and it's possible to lose money investing in the Fund. A portion of the Fund's expenses was reimbursed and/or waived. Absent such reimbursements and/or waivers the yield for the period ending December 31, 2020, the most recent period shown in the table, would have been (0.30)%.

Fidelity® Pennsylvania Municipal Money Market Fund

Schedule of Investments December 31, 2020

Showing Percentage of Net Assets

Variable Rate Demand Note - 22.4%
	Principal Amount	Value
Alabama - 0.4%
Decatur Indl. Dev. Board Exempt Facilities Rev. (Nucor Steel Decatur LLC Proj.) Series 2003 A, 0.19% 1/7/21, VRDN (a)(b)	$800,000	$800,000
Kansas - 0.6%
Burlington Envir. Impt. Rev. (Kansas City Pwr. and Lt. Co. Proj.):
Series 2007 A, 0.2% 1/7/21, VRDN (b)	100,000	100,000
Series 2007 B, 0.2% 1/7/21, VRDN (b)	300,000	300,000
St. Mary's Kansas Poll. Cont. Rev. Series 1994, 0.17% 1/7/21, VRDN (b)	500,000	500,000
Wamego Kansas Poll. Cont. Rfdg. Rev. (Western Resources, Inc. Proj.) Series 1994, 0.17% 1/7/21, VRDN (b)	100,000	100,000
		1,000,000
Nebraska - 0.2%
Stanton County Indl. Dev. Rev. (Nucor Corp. Proj.) Series 1996, 0.19% 1/7/21, VRDN(a)(b)	400,000	400,000
Pennsylvania - 20.1%
Allegheny County Indl. Dev. Auth. Rev. Series 2002, 0.14% 1/7/21, LOC RBS Citizens NA, VRDN (b)	4,060,000	4,060,000
Chester County Health & Ed. Auth. Rev. Series 2009, 0.14% 1/7/21, LOC Manufacturers & Traders Trust Co., VRDN (b)	2,865,000	2,865,000
Delaware County Indl. Dev. Auth. Arpt. Facilities Rev. (United Parcel Svc. Proj.) Series 2015, 0.16% 1/4/21, VRDN (b)	4,055,000	4,055,000
Lancaster Indl. Dev. Auth. Rev. (Mennonite Home Proj.) Series 2007, 0.14% 1/7/21, LOC Manufacturers & Traders Trust Co., VRDN (b)	4,925,000	4,925,000
Pennsylvania Econ. Dev. Fing. Auth. Indl. Dev. Rev. (Leidy's, Inc. Proj.) Series 1995 D7, 0.13% 1/7/21, LOC PNC Bank NA, VRDN (a)(b)	100,000	100,000
Philadelphia Auth. for Indl. Dev. Rev. (Spl. People in Northeast, Inc. Proj.) Series 2006, 0.18% 1/7/21, LOC RBS Citizens NA, VRDN (b)	3,665,000	3,665,000
Washington County Hosp. Auth. Rev. (Monongahela Valley Hosp. Proj.) Series 2018 C, 0.14% 1/7/21, LOC RBS Citizens NA, VRDN (b)	3,700,000	3,700,000
FNMA Montgomery County Redev. Auth. Multi-family Hsg. Rev. (Kingswood Apts. Proj.) Series 2001 A, 0.17% 1/7/21, LOC Fannie Mae, VRDN (b)	12,675,000	12,675,001
		36,045,001
South Carolina - 0.1%
Berkeley County Indl. Dev. Rev. (Nucor Corp. Proj.) Series 1997, 0.19% 1/7/21, VRDN (a)(b)	100,000	100,000
West Virginia - 1.0%
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev.:
(Appalachian Pwr. Co. - Amos Proj.) Series 2008 B, 0.2% 1/7/21, VRDN (a)(b)	500,000	500,000
(Appalachian Pwr. Co.- Mountaineer Proj.) Series 2008 A, 0.19% 1/7/21, VRDN (a)(b)	1,200,000	1,200,000
		1,700,000
TOTAL VARIABLE RATE DEMAND NOTE
(Cost $40,045,001)		40,045,001

Tender Option Bond - 60.4%
Colorado - 0.1%
Colorado Health Facilities Auth. Rev. Participating VRDN Series MIZ 90 22, 0.21% 1/7/21 (Liquidity Facility Mizuho Cap. Markets Llc) (b)(c)(d)	100,000	100,000
Connecticut - 0.1%
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev. Bonds Series Floaters G 110, 0.27%, tender 4/1/21 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	200,000	200,000
Florida - 0.5%
Broward County Port Facilities Rev. Bonds Series G 115, 0.34%, tender 3/1/21 (Liquidity Facility Royal Bank of Canada) (a)(b)(c)(d)(e)	100,000	100,000
Greater Orlando Aviation Auth. Arpt. Facilities Rev. Bonds Series Floaters G 25, 0.34%, tender 4/1/21 (Liquidity Facility Royal Bank of Canada) (a)(b)(c)(d)(e)	100,000	100,000
Jacksonville Elec. Auth. Elec. Sys. Rev. Participating VRDN Series 2019, 0.39% 2/11/21 (Liquidity Facility Wells Fargo Bank NA) (b)(c)(d)	675,000	675,000
		875,000
Indiana - 0.2%
Indiana Fin. Auth. Rev. Participating VRDN Series 2020 004, 0.39% 2/11/21 (Liquidity Facility Wells Fargo Bank NA) (b)(c)(d)	300,000	300,000
Kentucky - 0.1%
CommonSpirit Health Participating VRDN Series MIZ 90 21, 0.21% 1/7/21 (Liquidity Facility Mizuho Cap. Markets Llc) (b)(c)(d)	200,000	200,000
Massachusetts - 0.1%
Massachusetts Gen. Oblig. Bonds Series Clipper 09 67, 0.27%, tender 1/14/21 (Liquidity Facility State Street Bank & Trust Co., Boston) (b)(c)(d)(e)	200,000	200,000
New York - 0.2%
New York City Transitional Fin. Auth. Rev. Participating VRDN Series 002, 0.24% 2/11/21 (Liquidity Facility Wells Fargo Bank NA) (b)(c)(d)(f)	400,000	400,000
Ohio - 0.1%
Ohio Hosp. Rev. Participating VRDN Series 002, 0.24% 2/11/21 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	100,000	100,000
Pennsylvania - 58.6%
Allegheny County Participating VRDN Series Floaters XM 06 63, 0.14% 1/7/21 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(d)	2,600,000	2,600,000
Allegheny County Sanitation Auth. Swr. Rev. Participating VRDN Series Floaters XM 00 82, 0.12% 1/7/21 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	5,665,000	5,665,000
Commonwealth Fing. Auth. Tobacco Participating VRDN Series XX 10 80, 0.13% 1/7/21 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	1,900,000	1,900,000
Geisinger Auth. Health Sys. Rev. Participating VRDN:
Series Floaters XF 05 43, 0.16% 1/7/21 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)	3,500,000	3,500,000
Series Floaters XF 06 02, 0.19% 1/7/21 (Liquidity Facility Toronto-Dominion Bank) (b)(c)(d)	5,810,000	5,810,000
Series Floaters XM 06 13, 0.19% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(d)	1,700,000	1,700,000
Series Floaters YX 10 49, 0.17% 1/7/21 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	1,885,000	1,885,000
Series XF 09 69, 0.16% 1/7/21 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)	1,900,000	1,900,000
Series XM 08 87, 0.19% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(d)	1,900,000	1,900,000
Lancaster County Hosp. Auth. Health Ctr. Rev. Participating VRDN Series 16 ZF0383, 0.14% 1/7/21 (Liquidity Facility Toronto-Dominion Bank) (b)(c)(d)	3,750,000	3,750,000
Lehigh County Gen. Purp. Hosp. Rev. Participating VRDN:
Series ZF 08 33, 0.13% 1/7/21 (Liquidity Facility Bank of America NA) (b)(c)(d)	2,100,000	2,100,000
Series ZF 08 34, 0.13% 1/7/21 (Liquidity Facility Bank of America NA) (b)(c)(d)	2,300,000	2,300,000
Montgomery County Higher Ed. & Health Auth. Rev. Participating VRDN:
Series Floaters ZF 07 95, 0.14% 1/7/21 (Liquidity Facility Bank of America NA) (b)(c)(d)	2,200,000	2,200,000
Series XF 28 85, 0.13% 1/7/21 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	1,250,000	1,250,000
Northampton County Gen. Purp. College Rev. Participating VRDN Series Floaters ZM 05 17, 0.12% 1/7/21 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(d)	7,500,000	7,500,000
Pennsylvania Econ. Dev. Participating VRDN Series XM 0048, 0.22% 1/7/21 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)(d)	299,500	299,500
Pennsylvania Gen. Oblig. Participating VRDN Series Floaters ZM 06 50, 0.12% 1/7/21 (Liquidity Facility Bank of America NA) (b)(c)(d)	5,000,000	5,000,000
Pennsylvania Higher Edl. Facilities Auth. Rev.:
Bonds Series 2016 E75, 0.26%, tender 3/1/21 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	1,900,000	1,900,000
Participating VRDN:
Series Floaters XF 25 53, 0.13% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(d)	1,800,000	1,800,000
Series MS 3252, 0.12% 1/7/21 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(d)	5,840,000	5,840,000
Series XM 08 76, 0.13% 1/7/21 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)	1,875,000	1,875,000
Pennsylvania State Univ. Participating VRDN Series XM 08 27, 0.13% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(d)	1,900,000	1,900,000
Pennsylvania Tpk. Commission Registration Fee Rev. Participating VRDN Series Putters 5026, 0.13% 1/4/21 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(d)	1,200,000	1,200,000
Pennsylvania Tpk. Commission Tpk. Rev.:
Bonds Series Floaters G 43, 0.29%, tender 6/1/21 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	1,800,000	1,800,000
Participating VRDN:
Series DBE 8032, 0.31% 1/7/21 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)(d)	3,380,000	3,380,000
Series Floaters E 101, 0.12% 1/7/21 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)	4,400,000	4,400,000
Series XX 10 44, 0.12% 1/7/21 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	500,000	500,000
Series XX 11 34, 0.13% 1/7/21 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	1,900,000	1,900,000
Philadelphia Arpt. Rev. Participating VRDN Series YX 11 44, 0.13% 1/7/21 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	3,000,000	3,000,000
Philadelphia Auth. for Indl. Dev. Participating VRDN:
Series Putters 14 XM0005, 0.13% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(d)	4,200,000	4,200,000
Series XG 02 53, 0.14% 1/7/21 (Liquidity Facility Bank of America NA) (b)(c)(d)	2,100,000	2,100,000
Philadelphia School District Participating VRDN:
Series XM 08 59, 0.13% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(d)	2,655,000	2,655,000
Series XM 08 60, 0.13% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(d)	1,625,000	1,625,000
Philadelphia Wtr. & Wastewtr. Rev. Participating VRDN:
Series 2017, 0.12% 1/7/21 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	2,560,000	2,560,000
Series Floaters XF 07 19, 0.13% 1/7/21 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)	1,000,000	1,000,000
Southcentral Pennsylvania Gen. Auth. Rev. Participating VRDN Series XL 01 04, 0.12% 1/7/21 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(d)	1,500,000	1,500,000
Westmoreland County Muni. Auth. Muni. Svc. Rev. Participating VRDN:
Series Floaters YX 10 75, 0.12% 1/7/21 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	3,000,000	3,000,000
Series XF 10 58, 0.13% 1/7/21 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	3,270,000	3,270,000
Wilkes-Barre Area School District Participating VRDN Series Floaters XF 07 77, 0.13% 1/7/21 (Liquidity Facility Bank of America NA) (b)(c)(d)	2,285,000	2,285,000
		104,949,500
Virginia - 0.4%
Lynchburg Econ. Dev. Participating VRDN Series 2020 10, 0.24% 2/11/21 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	500,000	500,000
Suffolk Econ. Dev. Auth. Hosp. Facilities Rev. Participating VRDN Series MIZ 90 25, 0.17% 1/7/21 (Liquidity Facility Mizuho Cap. Markets Llc) (b)(c)(d)	290,000	290,000
		790,000
TOTAL TENDER OPTION BOND
(Cost $108,114,500)		108,114,500

Other Municipal Security - 11.9%
Georgia - 0.1%
Atlanta Arpt. Rev. Series K2, 0.26% 1/6/21, LOC PNC Bank NA, CP (a)	200,000	200,000
Massachusetts - 0.4%
Massachusetts Dev. Fin. Agcy. Electrical Utils. Rev. Bonds Series 2005, 0.18% tender 1/4/21 (Massachusetts Elec. Co. Guaranteed), CP mode (a)	600,000	600,000
Massachusetts Indl. Fin. Agcy. Poll. Cont. Rev. Bonds Series 2020, 0.2% tender 1/21/21, CP mode	100,000	100,000
		700,000
Pennsylvania - 11.4%
Pennsylvania Gen. Oblig. Bonds:
Series 2016, 5% 1/15/21	4,725,000	4,732,239
Series 2017, 5%	1,160,000	1,160,000
Pennsylvania Higher Edl. Facilities Auth. Rev. Bonds Series 2011 A:
5% 3/1/21 (Pre-Refunded to 3/1/21 @ 100)	500,000	503,911
5% 5/1/21 (Pre-Refunded to 5/1/21 @ 100)	2,410,000	2,448,108
5.125% 5/1/21 (Pre-Refunded to 5/1/21 @ 100)	1,800,000	1,828,883
5.25% 8/15/21 (Pre-Refunded to 8/15/21 @ 100)	495,000	510,451
Pennsylvania Hsg. Fin. Agcy. Bonds Series 2020 133, 5% 10/1/21	600,000	621,138
Pennsylvania Hsg. Fin. Agcy. Single Family Mtg. Rev. Bonds Series 2017 12 4A, 1.65% 4/1/21 (a)	510,000	511,125
Philadelphia Gen. Oblig. TRAN Series 2020 A, 4% 6/30/21	4,450,000	4,532,130
Univ. of Pittsburgh Commonwealth Sys. of Higher Ed. Bonds:
Series 2014 B1, 0.19% tender 4/1/21, CP mode	1,800,000	1,800,000
Series 2014 B2, 0.23% tender 3/2/21, CP mode	1,800,000	1,800,000
		20,447,985
TOTAL OTHER MUNICIPAL SECURITY
(Cost $21,347,985)		21,347,985
	Shares	Value

Investment Company - 5.1%
Fidelity Municipal Cash Central Fund .13% (g)(h)
(Cost $9,151,000)	9,150,086	9,151,000
TOTAL INVESTMENT IN SECURITIES - 99.8%
(Cost $178,658,486)		178,658,486
NET OTHER ASSETS (LIABILITIES) - 0.2%		329,340
NET ASSETS - 100%		$178,987,826

Security Type Abbreviations

CP – COMMERCIAL PAPER

TRAN – TAX AND REVENUE ANTICIPATION NOTE

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Provides evidence of ownership in one or more underlying municipal bonds.

 (d) Coupon rates are determined by re-marketing agents based on current market conditions.

 (e) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $4,300,000 or 2.4% of net assets.

 (f) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (g) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (h) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Cost
Broward County Port Facilities Rev. Bonds Series G 115, 0.34%, tender 3/1/21 (Liquidity Facility Royal Bank of Canada)	9/1/20	$100,000
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev. Bonds Series Floaters G 110, 0.27%, tender 4/1/21 (Liquidity Facility Royal Bank of Canada)	10/1/20	$200,000
Greater Orlando Aviation Auth. Arpt. Facilities Rev. Bonds Series Floaters G 25, 0.34%, tender 4/1/21 (Liquidity Facility Royal Bank of Canada)	10/1/20	$100,000
Massachusetts Gen. Oblig. Bonds Series Clipper 09 67, 0.27%, tender 1/14/21 (Liquidity Facility State Street Bank & Trust Co., Boston)	8/12/20	$200,000
Pennsylvania Higher Edl. Facilities Auth. Rev. Bonds Series 2016 E75, 0.26%, tender 3/1/21 (Liquidity Facility Royal Bank of Canada)	6/3/20	$1,900,000
Pennsylvania Tpk. Commission Tpk. Rev. Bonds Series Floaters G 43, 0.29%, tender 6/1/21 (Liquidity Facility Royal Bank of Canada)	12/1/20	$1,800,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Municipal Cash Central Fund	$59,993
Total	$59,993

Amounts in the income column in the above table exclude any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

The value, beginning of period, for the Fidelity Municipal Cash Central Fund was $17,354,000. Net realized gain (loss) and change in net unrealized appreciation (depreciation) on Fidelity Municipal Cash Central Fund is presented in the Statement of Operations, if applicable. Purchases and sales of the Fidelity Municipal Cash Central Fund were $73,839,000 and $82,042,000, respectively, during the period.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Pennsylvania Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $169,507,486)	$169,507,486
Fidelity Central Funds (cost $9,151,000)	9,151,000
Total Investment in Securities (cost $178,658,486)		$178,658,486
Cash		136,160
Receivable for fund shares sold		40,962
Interest receivable		311,286
Distributions receivable from Fidelity Central Funds		819
Other receivables		22
Total assets		179,147,735
Liabilities
Payable for fund shares redeemed	$132,683
Distributions payable	82
Accrued management fee	27,144
Total liabilities		159,909
Net Assets		$178,987,826
Net Assets consist of:
Paid in capital		$178,985,198
Total accumulated earnings (loss)		2,628
Net Assets		$178,987,826
Net Asset Value, offering price and redemption price per share ($178,987,826 ÷ 178,732,427 shares)		$1.00

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2020
Investment Income
Interest		$1,262,047
Income from Fidelity Central Funds		59,922
Total income		1,321,969
Expenses
Management fee	$955,773
Independent trustees' fees and expenses	633
Total expenses before reductions	956,406
Expense reductions	(308,664)
Total expenses after reductions		647,742
Net investment income (loss)		674,227
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	45,876
Capital gain distributions from Fidelity Central Funds	71
Total net realized gain (loss)		45,947
Net increase in net assets resulting from operations		$720,174

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2020	Year ended December 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$674,227	$2,229,114
Net realized gain (loss)	45,947	70,011
Net increase in net assets resulting from operations	720,174	2,299,125
Distributions to shareholders	(728,307)	(2,283,947)
Share transactions
Proceeds from sales of shares	46,437,146	33,245,355
Reinvestment of distributions	687,695	2,156,964
Cost of shares redeemed	(75,136,443)	(68,822,243)
Net increase (decrease) in net assets and shares resulting from share transactions	(28,011,602)	(33,419,924)
Total increase (decrease) in net assets	(28,019,735)	(33,404,746)
Net Assets
Beginning of period	207,007,561	240,412,307
End of period	$178,987,826	$207,007,561
Other Information
Shares
Sold	46,437,146	33,245,355
Issued in reinvestment of distributions	687,695	2,156,964
Redeemed	(75,136,443)	(68,822,243)
Net increase (decrease)	(28,011,602)	(33,419,924)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Pennsylvania Municipal Money Market Fund

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income (loss)	.003	.010	.010	.004	.001
Net realized and unrealized gain (loss)	–A	.001	–A	–A	–A
Total from investment operations	.003	.011	.010	.004	.001
Distributions from net investment income	(.003)	(.010)	(.010)	(.004)	(.001)
Distributions from net realized gain	–A	–A	–	–A	–A
Total distributions	(.003)	(.011)B	(.010)	(.004)	(.001)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total ReturnC	.37%	1.06%	.97%	.40%	.09%
Ratios to Average Net AssetsD,E
Expenses before reductions	.50%	.50%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.34%	.50%	.50%	.50%	.35%
Expenses net of all reductions	.34%	.50%	.50%	.50%	.35%
Net investment income (loss)	.35%	1.03%	.96%	.38%	.07%
Supplemental Data
Net assets, end of period (000 omitted)	$178,988	$207,008	$240,412	$284,994	$405,526

 A Amount represents less than $.0005 per share.

 B Total distributions per share do not sum due to rounding.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2020

1. Organization.

Fidelity Pennsylvania Municipal Income Fund (the Income Fund) is a fund of Fidelity Municipal Trust. Fidelity Pennsylvania Municipal Money Market Fund (the Money Market Fund) is a fund of Fidelity Municipal Trust II. Each Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Municipal Trust and Fidelity Municipal Trust II (the Trusts) are organized as a Massachusetts business trust and a Delaware statutory trust, respectively. Each Fund is authorized to issue an unlimited number of shares. Shares of the Money Market Fund are only available for purchase by retail shareholders. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. Each Fund may be affected by economic and political developments in the state of Pennsylvania.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Income Fund's investments to the Fair Value Committee (the Committee) established by the Income Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Income Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Income Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Income Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

For the Income Fund, debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

For the Money Market Fund, as permitted by compliance with certain conditions under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates fair value. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity. Securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

For the Income Fund, changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2020 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day for the Income Fund and trades executed through the end of the current business day for the Money Market Fund. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2020, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Income Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and excise tax regulations.

The Funds purchase municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Pennsylvania Municipal Income Fund	$468,202,938	$34,880,890	$(556,781)	$34,324,109
Fidelity Pennsylvania Municipal Money Market Fund	178,658,486	–	–	–

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed tax-exempt income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Pennsylvania Municipal Income Fund	$176,260	$151,142	$34,324,109
Fidelity Pennsylvania Municipal Money Market Fund	3,692	–	–

Certain of the Funds intend to elect to defer to the next fiscal year capital losses recognized during the period November 1, 2019 to December 31, 2020. Loss deferrals were as follows:

Capital losses
Fidelity Pennsylvania Municipal Money Market Fund	(1,062)

The tax character of distributions paid was as follows:

December 31, 2020
	Tax-Exempt Income	Long-term Capital Gains	Total
Fidelity Pennsylvania Municipal Income Fund	$12,331,149	$550,123	$12,881,272
Fidelity Pennsylvania Municipal Money Market Fund	674,719	53,588	728,307

December 31, 2019
	Tax-Exempt Income	Ordinary Income	Long-term Capital Gains	Total
Fidelity Pennsylvania Municipal Income Fund	$13,349,259	$313,803	$2,186,923	$15,849,985
Fidelity Pennsylvania Municipal Money Market Fund	2,228,193	1	55,753	2,283,947

Restricted Securities (including Private Placements). The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Pennsylvania Municipal Income Fund	84,340,954	90,325,891

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Income Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .35% of the Fund's average net assets.

Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Money Market Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .50% of the Fund's average net assets. Under the management contract, the investment adviser pays all other expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense. The management fee is reduced by an amount equal to the fees and expenses paid by the Fund to the independent Trustees.

During the period, the investment advisor or its affiliates waived a portion of these fees for the Money Market Fund.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Funds. Under the terms of the management fee contract, the investment adviser pays transfer agent fees on behalf of the Money Market Fund. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the Income Fund's transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Fidelity Pennsylvania Municipal Income Fund	.09%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Pennsylvania Municipal Income Fund	.03

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. For the Income Fund, interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note, and amounted to $0 and $4,720,000, respectively.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Pennsylvania Municipal Income Fund	$1,204

During the period, the Income Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser or its affiliates voluntarily agreed to waive certain fees for the Money Market Fund in order to avoid a negative yield. Such arrangements may be discontinued by the investment adviser at any time. For the period, the amount of the waiver was $308,624.

In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
Fidelity Pennsylvania Municipal Income Fund	$3,322
Fidelity Pennsylvania Municipal Money Market Fund	40

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses as follows:

Amount
Fidelity Pennsylvania Municipal Income Fund	$1,028

8. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

9. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Funds' performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Municipal Trust and Fidelity Municipal Trust II and the Shareholders of Fidelity Pennsylvania Municipal Income Fund and Fidelity Pennsylvania Municipal Money Market Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fidelity Pennsylvania Municipal Income Fund (one of the funds constituting Fidelity Municipal Trust) and Fidelity Pennsylvania Municipal Money Market Fund (one of the funds constituting Fidelity Municipal Trust II) (hereafter collectively referred to as the “Funds”) as of December 31, 2020, the related statements of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2020 and each of the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 9, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 280 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under SEC regulations for money market funds.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period-B July 1, 2020 to December 31, 2020
Fidelity Pennsylvania Municipal Income Fund	.48%
Actual		$1,000.00	$1,033.90	$2.45
Hypothetical-C		$1,000.00	$1,022.72	$2.44
Fidelity Pennsylvania Municipal Money Market Fund	.22%
Actual		$1,000.00	$1,000.10	$1.11-D
Hypothetical-C		$1,000.00	$1,024.03	$1.12-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

 D If certain fees were not voluntarily waived by the investment adviser or its affiliates during the period, the annualized expense ratio would have been .50% and the expenses paid in the actual and hypothetical examples above would have been $2.51 and $2.54, respectively.

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Pennsylvania Municipal Money Market Fund	02/08/21	02/05/21	$0.000
Fidelity Pennsylvania Municipal Income Fund	02/08/21	02/05/21	$0.004

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended December 31, 2020, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Pennsylvania Municipal Money Market Fund	$13,560
Fidelity Pennsylvania Municipal Income Fund	$269,880

During fiscal year ended 2020, 100% of each fund's income dividends were free from federal income tax, and 8.70% of Fidelity Pennsylvania Municipal Money Market Fund and 6.41% of Fidelity Pennsylvania Municipal Income Fund were subject to the federal alternative minimum tax.

The funds will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Pennsylvania Municipal Income Fund / Fidelity Pennsylvania Municipal Money Market Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2020 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the funds notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds or classes and index funds; (vii) lowering expenses for certain funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance (for Fidelity Pennsylvania Municipal Income Fund).  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in March 2020 and June 2020.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to appropriate peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Investment Performance (for Fidelity Pennsylvania Municipal Money Market Fund).  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate peer group.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to the gross performance of appropriate peer groups, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the fund's market value NAV over time and its resilience under various stressed conditions; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods.

The Board recognizes that in interest rate environments where many competitors waive fees to maintain a minimum yield, relative money market fund performance on a net basis (after fees and expenses) may not be particularly meaningful due to miniscule performance differences among competitor funds. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate peer group for the most recent one-, three-, and five-year periods. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and was considered by the Board.

Fidelity Pennsylvania Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2019.

Fidelity Pennsylvania Municipal Money Market Fund

Because the vast majority of competitor funds' management fees do not cover non-management expenses, in prior years, Fidelity Pennsylvania Municipal Money Market Fund was compared on the basis of a hypothetical "net management fee," which was derived by subtracting payments made by Fidelity for non-management expenses (including transfer agent fees, pricing and bookkeeping fees, and fees paid to non-affiliated custodians) from the fund's all-inclusive fee. Given the fund's competitive management fee rate, Fidelity no longer calculates a hypothetical net management fee for Fidelity Pennsylvania Municipal Money Market Fund and, as a result, the chart does not include a hypothetical net management fee for periods after 2016.

The Board noted that the fund's management fee rate ranked above the median of its Total Mapped Group and above the median of its ASPG for 2019. The Board also noted that the management fee rate was 22 BP above the Total Mapped Group median and 22 BP above the ASPG median. The Board noted that because there is a relatively small number of state-specific funds in the Lipper objective, Fidelity combines Lipper's separate categories for state-specific funds with all state and national municipal money market funds to create a single mapped group.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as Fidelity Pennsylvania Municipal Money Market Fund) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of Fidelity Pennsylvania Municipal Income Fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.

In its review of Fidelity Pennsylvania Municipal Money Market Fund's total expense ratio, the Board considered the fund's all-inclusive fee rate. The Board also considered other expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees, paid by FMR under the all-inclusive arrangement. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.

As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that Fidelity Pennsylvania Municipal Income Fund's total expense ratio ranked below the competitive median for 2019 and Fidelity Pennsylvania Municipal Money Market Fund's total expense ratio ranked above the competitive median for 2019. The Board considered that, in general, various factors can affect total expense ratios. The Board considered that the competitive data for Fidelity Pennsylvania Municipal Money Market Fund reflects periods for which many competitor funds waived fees or reimbursed expenses in order to maintain a minimum yield. The Board noted that, excluding fee waivers and reimbursements, the fund's total expense ratio ranked equal to the median.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to Fidelity Pennsylvania Municipal Money Market Fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that Fidelity Pennsylvania Municipal Income Fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation agreements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and outflows from actively managed equity funds; and (viii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

PFR-ANN-0221
1.540037.123

Fidelity® Limited Term Municipal Income Fund

Annual Report

December 31, 2020

Includes Fidelity and Fidelity Advisor share classes

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2020	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 2.75% sales charge)	0.21%	1.25%	1.46%
Class M (incl. 2.75% sales charge)	0.22%	1.28%	1.49%
Class C (incl. contingent deferred sales charge)	1.31%	1.07%	0.99%
Fidelity® Limited Term Municipal Income Fund	3.34%	2.13%	2.06%
Class I	3.34%	2.09%	2.00%
Class Z	3.31%	2.10%	2.01%

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Limited Term Municipal Income Fund, a class of the fund, on December 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond Index performed over the same period.

Period Ending Values
$12,267	Fidelity® Limited Term Municipal Income Fund
$15,718	Bloomberg Barclays Municipal Bond Index

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds posted a gain for 2020, overcoming market volatility related to economic and credit fears caused by the coronavirus. The Bloomberg Barclays Municipal Bond Index rose 5.21% for the year. After gaining 7.54% in 2019, munis began 2020 on an upswing, driven by robust demand. By the second week of March, however, the outbreak and spread of COVID-19 raised the prospect of a broad economic slowdown that would present financial challenges for muni issuers across sectors. For example, revenue bonds used to finance airport projects were hampered by a sharp reduction in air travel. Also, bonds issued by hospitals received scrutiny due to uncertain reimbursement for coronavirus-related treatment and the halt of elective procedures. State and local government tax revenue was impacted by the delay in the income-tax filing date to July 15 and the collapse in revenue from sales taxes, activity taxes and fees. Muni yields rose substantially amid this uncertainty. The U.S. Federal Reserve responded to the risk of rapid economic contraction and dysfunction in the credit markets by lowering the fed funds rate, purchasing taxable bonds and launching lending facilities, while Congress passed substantial fiscal stimulus. This led to increased market liquidity and a return of new issuance in the primary market. Demand for municipal bonds, coupled with better-than-expected economic data, drove down muni yields and credit spreads through December 31.

Comments from Co-Portfolio Managers Cormac Cullen, Michael Maka and Elizah McLaughlin:  For 2020, the fund share classes posted gains roughly in the range of 2.3% to 3.4%, compared, net of fees, with the 3.15% advance of the Bloomberg Barclays 1-6 Year Municipal Bond Index. We focused on longer-term objectives and sought to generate attractive tax-exempt income and competitive risk-adjusted returns over time. Fund holdings cumulatively produced more income than components of the index, which added relative value. An overweighting in bonds backed by the state of New Jersey and owning certain airport securities also contributed versus the index, as did larger-than-index exposure to certain tax-exempt munis backed by corporate entities. The fund's longer-than-index duration (interest-rate sensitivity) also contributed on a relative basis as rates declined. In contrast, an overweighting in certain hospital bonds, which lagged the index, detracted from relative performance. Differences in the way fund holdings and index components were priced hampered the relative result as well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On March 1, 2020, Michael Maka assumed co-management responsibilities for the fund. He succeeded Kevin Ramundo, who retired from Fidelity on June 30, 2020, after more than 20 years with the firm.

Investment Summary (Unaudited)

Top Five States as of December 31, 2020

% of fund's net assets
Illinois	10.8
Texas	10.3
Florida	7.7
New Jersey	7.6
Connecticut	5.2

Top Five Sectors as of December 31, 2020

% of fund's net assets
General Obligations	28.5
Transportation	20.5
Health Care	15.9
Electric Utilities	7.6
Industrial Development	4.8

Quality Diversification (% of fund's net assets)

As of December 31, 2020
AAA	8.4%
AA,A	70.9%
BBB	11.7%
BB and Below	1.1%
Not Rated	0.9%
Short-Term Investments and Net Other Assets	7.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments December 31, 2020

Showing Percentage of Net Assets

Municipal Bonds - 93.0%
	Principal Amount (000s)	Value (000s)
Alabama - 0.7%
Birmingham Arpt. Auth. Arpt. Series 2020:
5% 7/1/26 (Build America Mutual Assurance Insured)	$450	$550
5% 7/1/27 (Build America Mutual Assurance Insured)	500	625
Black Belt Energy Gas District Bonds (Proj. No. 5) Series A, 4%, tender 10/1/26 (a)	4,000	4,699
Jefferson County Gen. Oblig. Series 2018 B, 5% 4/1/21	2,630	2,660
Mobile County Board of School Commissioners:
Series 2016 A:
5% 3/1/22	585	617
5% 3/1/23	830	908
5% 3/1/24	1,225	1,389
5% 3/1/25	1,225	1,438
Series 2016 B:
5% 3/1/22	1,330	1,402
5% 3/1/24	1,210	1,372
Mobile Indl. Dev. Board Poll. Cont. Rev. Bonds Series 2009 E, 1%, tender 6/26/25 (a)	5,030	5,157
Montgomery Med. Clinic Facilities Series 2015:
5% 3/1/21	490	493
5% 3/1/22	3,145	3,273

TOTAL ALABAMA		24,583

Alaska - 0.5%
Anchorage Gen. Oblig.:
Series B, 5% 9/1/22	1,395	1,507
Series C, 5% 9/1/22	980	1,058
Valdez Marine Term. Rev. (BP Pipelines (Alaska), Inc. Proj.) Series 2003 B, 5% 1/1/21	12,245	12,245

TOTAL ALASKA		14,810

Arizona - 3.1%
Arizona Ctfs. of Prtn. Series 2019 A:
5% 10/1/23	1,950	2,204
5% 10/1/24	2,025	2,380
Arizona Health Facilities Auth. Rev. (Scottsdale Lincoln Hospitals Proj.) Series 2014 A:
5% 12/1/21	1,080	1,123
5% 12/1/22	785	852
5% 12/1/23	980	1,110
5% 12/1/24	1,465	1,726
Arizona State Lottery Rev. Series 2019, 5% 7/1/22	2,045	2,193
Chandler Indl. Dev. Auth. Indl. Dev. Rev. Bonds (Intel Corp. Proj.):
Series 2005, 2.4%, tender 8/14/23 (a)	1,625	1,709
Series 2007, 2.7%, tender 8/14/23 (a)(b)	13,395	14,150
Series 2019, 5%, tender 6/3/24 (a)(b)	24,230	27,869
Coconino County Poll. Cont. Corp. Rev. Bonds Series 2017 B, 1.65%, tender 3/31/23 (a)	1,505	1,524
Glendale Gen. Oblig.:
Series 2015, 5% 7/1/22 (FSA Insured)	980	1,051
Series 2017, 5% 7/1/22	3,320	3,536
Glendale Trans. Excise Tax Rev. Series 2015:
5% 7/1/21 (FSA Insured)	735	752
5% 7/1/22 (FSA Insured)	1,145	1,227
5% 7/1/23 (FSA Insured)	1,365	1,527
Maricopa County Rev.:
Bonds Series 2019 D, 5%, tender 5/15/26 (a)	5,115	6,295
Series 2016 A, 5% 1/1/25	4,725	5,601
Phoenix Civic Impt. Board Arpt. Rev.:
Series 2017 D, 5% 7/1/25	2,090	2,499
Series 2019 B:
5% 7/1/24 (b)	1,550	1,777
5% 7/1/25 (b)	1,500	1,779
Phoenix Civic Impt. Corp. Series 2019 B, 5% 7/1/28	1,910	2,310
Pima County Ctfs. of Prtn. Series 2014:
5% 12/1/21	2,160	2,254
5% 12/1/22	2,415	2,635
5% 12/1/23	3,350	3,800
Pima County Swr. Sys. Rev. Series 2020 A, 5% 7/1/23	2,155	2,409
Univ. of Arizona Univ. Revs. Series 2013 A, 5% 6/1/25 (Pre-Refunded to 6/1/23 @ 100)	1,140	1,272
Western Maricopa Ed. Ctr. District Series 2019 B:
4% 7/1/21	3,525	3,591
5% 7/1/26	2,000	2,497

TOTAL ARIZONA		103,652

California - 3.1%
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Bonds:
Series A, 2.95%, tender 4/1/26 (a)	5,075	5,646
Series B, 2.85%, tender 4/1/25 (a)	4,150	4,514
California Gen. Oblig.:
Series 2017, 5% 8/1/26	1,050	1,321
Series 2020:
4% 11/1/26	700	847
5% 11/1/24	2,000	2,364
5% 11/1/26	3,000	3,803
California Muni. Fin. Auth. Rev. (LINXS APM Proj.) Series 2018 A:
5% 12/31/23 (b)	860	961
5% 6/30/24 (b)	665	755
5% 12/31/24 (b)	800	923
5% 6/30/25 (b)	1,000	1,172
5% 12/31/25 (b)	1,760	2,094
5% 6/30/26 (b)	1,360	1,637
5% 12/31/26 (b)	2,570	3,130
5% 6/30/27 (b)	1,960	2,406
5% 12/31/27 (b)	3,000	3,721
California Muni. Fin. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2017 A, 0.7%, tender 12/1/23 (a)(b)	4,005	4,051
California Muni. Fin. Auth. Solid Waste Rev. Bonds (Republic Svcs., Inc. Proj.) 0.23%, tender 1/4/21 (a)	3,000	3,000
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev.:
Series 2017 A1:
5% 6/1/21	1,205	1,228
5% 6/1/22	1,685	1,794
5% 6/1/23	1,925	2,132
5% 6/1/24	1,085	1,247
Series A, 0% 6/1/24 (AMBAC Insured)	3,390	3,333
Los Angeles Dept. Arpt. Rev.:
Series 2016 A, 5% 5/15/25 (b)	1,000	1,195
Series 2017 B, 5% 5/15/25 (b)	1,250	1,493
Series 2018 B, 5% 5/15/25 (b)	1,305	1,556
Series 2018 C, 5% 5/15/27 (b)	1,605	2,028
Series 2020 C, 5% 5/15/26 (b)	2,645	3,255
Series A, 5% 5/15/24 (b)	1,000	1,152
Los Angeles Reg'l. Arpts. Impt. Rev. Series 2012, 4.5% 1/1/27 (b)	980	1,011
Los Angeles Unified School District Series 2020 C, 5% 7/1/26	2,330	2,924
Northern California Energy Auth. Bonds Series 2018, 4%, tender 7/1/24 (a)	10,000	11,145
Oakland Unified School District Alameda County Series 2013, 5.5% 8/1/23	980	1,079
Palomar Health Rev. Series 2016:
5% 11/1/23	1,955	2,183
5% 11/1/24	1,955	2,262
Port of Oakland Rev.:
Series 2012 P, 5% 5/1/21 (b)	2,445	2,480
Series H, 5% 5/1/26 (b)(c)	1,330	1,613
San Diego County Reg'l. Arpt. Auth. Arpt. Rev. Series 2020 C, 5% 7/1/26 (b)	1,000	1,227
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev. Series 2019 A:
5% 1/1/24 (b)	1,660	1,869
5% 1/1/27 (b)	2,000	2,461
San Pablo Redev. Agcy. Series 2014 A, 5% 6/15/24 (FSA Insured)	1,350	1,557
Southern California Pub. Pwr. Auth. Rev. Bonds Series 2020 C, 0.65%, tender 7/1/25 (a)	8,000	8,022

TOTAL CALIFORNIA		102,591

Colorado - 2.1%
Colorado Health Facilities Auth. Bonds:
(Valley View Hosp. Assoc. Proj.) Series 2018, 2.8%, tender 5/15/23 (a)	1,350	1,408
Series 2019 B:
5%, tender 8/1/25 (a)	2,950	3,456
5%, tender 8/1/26 (a)	2,035	2,459
5%, tender 11/19/26 (a)	6,680	8,441
Colorado Health Facilities Auth. Retirement Hsg. Rev. (Liberty Heights Proj.) Series 1991 A, 0% 7/15/22 (Escrowed to Maturity)	1,840	1,832
Colorado Health Facilities Auth. Rev. Bonds Series 2008 D3, 5%, tender 11/12/21 (a)	5,170	5,351
Colorado Hsg. & Fin. Auth.:
Series 2019 F, 4.25% 11/1/49	1,700	1,912
Series 2019 H, 4.25% 11/1/49	855	963
Colorado Reg'l. Trans. District Ctfs. of Prtn.:
Series 2013 A, 5% 6/1/23	4,400	4,882
Series 2014 A, 5% 6/1/23	3,775	4,184
Series 2020, 5% 6/1/26	1,000	1,236
Colorado Springs Utils. Rev. Series 2020:
5% 11/15/25	1,300	1,600
5% 11/15/25	1,000	1,231
5% 11/15/26	1,000	1,272
5% 11/15/26	900	1,145
Colorado Univ. Co. Hosp. Auth. Rev. Bonds Series 2019 C, 5%, tender 11/15/24 (a)	14,230	16,391
E-470 Pub. Hwy. Auth. Rev. Series 2020 A, 5% 9/1/26	1,750	2,182
Univ. of Colorado Enterprise Sys. Rev. Bonds Series 2019 C, 2%, tender 10/15/24 (a)	9,030	9,571

TOTAL COLORADO		69,516

Connecticut - 5.0%
Connecticut Gen. Oblig.:
Series 2012 C, 5% 6/1/21	22,910	23,354
Series 2014 H, 5% 11/15/21	6,255	6,512
Series 2016 A, 5% 3/15/26	1,925	2,370
Series 2018 C, 5% 6/15/23	1,265	1,409
Series 2019 A:
5% 4/15/23	2,420	2,678
5% 4/15/25	4,380	5,226
5% 4/15/26	2,355	2,906
5% 4/15/30	965	1,267
Series 2019 B:
5% 2/15/23	14,690	16,142
5% 2/15/24	16,995	19,437
Series C, 4% 6/1/26	1,100	1,301
Connecticut Health & Edl. Facilities Auth. Rev.:
Bonds:
Series 2010 A, 1.8%, tender 2/9/21 (a)	16,680	16,708
Series 2014 B, 1.8%, tender 7/1/24 (a)	3,150	3,284
Series 2017 B, 0.55%, tender 7/3/23 (a)	15,000	15,238
Series X2, 1.8%, tender 2/9/21 (a)	12,000	12,020
Series 2016 A, 2%, tender 7/1/26 (a)	1,725	1,870
Series 2018 S:
5% 7/1/23	1,455	1,613
5% 7/1/24	1,000	1,149
Series 2019 A:
4% 7/1/23 (d)	1,045	1,070
4% 7/1/24 (d)	1,090	1,126
5% 7/1/25 (d)	705	763
5% 7/1/28 (d)	1,315	1,462
5% 7/1/29 (d)	940	1,050
Series 2019 Q-1:
5% 11/1/21	1,000	1,038
5% 11/1/23	1,870	2,105
Connecticut Hsg. Fin. Auth. Series 2013 B2, 4% 11/15/32	1,320	1,351
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev.:
Series 2012 A, 5% 1/1/24	1,650	1,803
Series A:
5% 5/1/24	1,000	1,153
5% 9/1/26	1,025	1,278
New Britain Gen. Oblig. Series 2009, 5% 4/1/24 (Escrowed to Maturity)	1,490	1,607
New Haven Gen. Oblig. Series 2016 A, 5% 8/15/25 (FSA Insured)	980	1,162
Stratford Gen. Oblig. Series 2019:
5% 1/1/25	3,890	4,572
5% 1/1/26	3,735	4,538
Univ. of Connecticut Gen. Oblig.:
Series 2013 A, 5% 2/15/22	1,000	1,053
Series 2016 A, 5% 3/15/22	775	819
Series 2019 A:
5% 11/1/26	1,000	1,254
5% 11/1/26	1,065	1,335

TOTAL CONNECTICUT		165,023

Delaware - 0.0%
Delaware Econ. Dev. Auth. Rev. Bonds (Delmarva Pwr. & Lt. Co. Proj.) Series A, 1.05%, tender 7/1/25 (a)	1,475	1,510
Delaware, New Jersey - 0.1%
Delaware River & Bay Auth. Rev. Series 2014 C, 5% 1/1/21	1,955	1,955
District Of Columbia - 2.0%
District of Columbia Income Tax Rev. Series 2020 A:
5% 3/1/23	1,075	1,186
5% 3/1/24	600	690
District of Columbia Wtr. & Swr. Auth. Pub. Util. Rev. Bonds Series 2019 C, 1.75%, tender 10/1/24 (a)	7,540	7,894
Metropolitan Washington DC Arpts. Auth. Sys. Rev.:
Series 2011 C:
5% 10/1/23 (b)	1,305	1,349
5% 10/1/24 (b)	1,175	1,214
Series 2012 A, 5% 10/1/22 (b)	6,185	6,654
Series 2014 A, 5% 10/1/23 (b)	1,035	1,163
Series 2017 A, 5% 10/1/26 (b)	11,905	14,794
Series 2018 A:
5% 10/1/21 (b)	3,595	3,717
5% 10/1/23 (b)	3,000	3,371
Series 2019 A:
5% 10/1/22 (b)	1,815	1,953
5% 10/1/23 (b)	465	522
5% 10/1/25 (b)	1,410	1,702
Series 2020 A:
5% 10/1/21 (b)	3,115	3,221
5% 10/1/22 (b)	4,540	4,884
5% 10/1/23 (b)	2,390	2,685
5% 10/1/24 (b)	4,470	5,213
5% 10/1/25 (b)	4,470	5,396

TOTAL DISTRICT OF COLUMBIA		67,608

Florida - 7.4%
Brevard County School Board Ctfs. of Prtn.:
Series 2014, 5% 7/1/21	980	1,003
Series 2015 C:
5% 7/1/21	635	650
5% 7/1/22	3,645	3,903
5% 7/1/23	2,935	3,263
Broward County Arpt. Sys. Rev.:
Series 2012 P-1, 5% 10/1/22 (b)	600	647
Series 2012 P1, 5% 10/1/25 (b)	6,645	7,126
Series 2013 A, 5.125% 10/1/38 (Pre-Refunded to 10/1/23 @ 100) (b)	2,035	2,299
Series 2015 C, 5% 10/1/24 (b)	1,015	1,177
Series 2019 A:
5% 10/1/23 (b)	1,200	1,343
5% 10/1/24 (b)	1,300	1,507
5% 10/1/25 (b)	1,500	1,797
Series 2019 B:
5% 10/1/24 (b)	750	869
5% 10/1/25 (b)	755	904
Series A:
5% 10/1/22 (b)	2,935	3,163
5% 10/1/23 (b)	3,930	4,397
Broward County School Board Ctfs. of Prtn.:
(Broward County School District Proj.) Series 2017 C, 5% 7/1/22	3,180	3,405
Series 2015 A:
5% 7/1/21	4,400	4,503
5% 7/1/22	3,425	3,668
5% 7/1/23	2,690	2,999
5% 7/1/24	1,290	1,497
Series 2015 B:
5% 7/1/22	4,490	4,808
5% 7/1/23	2,695	3,005
5% 7/1/24	1,120	1,299
Cap. Projs. Fin. Auth. Student Hsg. Rev. (Cap. Projs. Ln. Prog. - Florida Univs.) Series 2020 A:
5% 10/1/24	540	593
5% 10/1/26	1,940	2,201
Florida Higher Edl. Facilities Fing. Auth. Series 2019, 5% 10/1/21	225	229
Florida Mid-Bay Bridge Auth. Rev. Series 2015 A:
5% 10/1/21	1,010	1,041
5% 10/1/22	1,955	2,096
5% 10/1/23	1,240	1,372
5% 10/1/24	1,955	2,237
5% 10/1/25	1,710	2,017
5% 10/1/26	1,955	2,295
Florida Muni. Pwr. Agcy. Rev. Series 2016 A, 4% 10/1/26	530	635
Greater Orlando Aviation Auth. Arpt. Facilities Rev.:
Series 2016, 5% 10/1/26 (b)	300	370
Series 2017 A:
5% 10/1/25 (b)	980	1,175
5% 10/1/26 (b)	1,955	2,410
Series 2019 A:
5% 10/1/24 (b)	12,700	14,754
5% 10/1/25 (b)	6,700	8,053
5% 10/1/27 (b)	650	822
Halifax Hosp. Med. Ctr. Rev. Series 2015, 5% 6/1/23	1,295	1,423
Hillsborough County Aviation Auth. Rev. Series A:
5% 10/1/25 (b)	4,240	4,720
5% 10/1/26 (b)	2,795	3,106
Hillsborough County School District Sales Tax Rev. Series 2015 B, 5% 10/1/22 (FSA Insured)	2,025	2,189
Indian River County School Board Ctfs. of Prtn. Series 2014:
5% 7/1/22	1,955	2,090
5% 7/1/23	3,005	3,319
Lee Memorial Health Sys. Hosp. Rev. Bonds Series 2019 A2, 5%, tender 4/1/26 (a)	4,810	5,679
Manatee County Rev. Series 2013, 5% 10/1/22	980	1,063
Manatee County School District Series 2017, 5% 10/1/24 (FSA Insured)	1,270	1,465
Miami-Dade County Aviation Rev.:
Series 2012 A:
5% 10/1/22 (b)	1,465	1,578
5% 10/1/24 (b)	1,800	1,937
Series 2016 A, 5% 10/1/27	1,225	1,514
Series 2020 A, 5% 10/1/23	2,600	2,931
Miami-Dade County Expressway Auth.:
(Waste Mgmt., Inc. of Florida Proj.) Series 2013 A:
5% 7/1/21	1,955	1,996
5% 7/1/22	1,955	2,080
5% 7/1/23	1,955	2,080
Series 2014 B:
5% 7/1/22	1,465	1,559
5% 7/1/23	3,180	3,519
Miami-Dade County Indl. Dev. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt. of Florida Proj.) Series 2018, 2.85%, tender 8/2/21 (a)(b)	1,000	1,013
Miami-Dade County School Board Ctfs. of Prtn.:
Bonds Series 2014 A, 5%, tender 5/1/24 (a)	8,230	9,442
Series 2014 D:
5% 11/1/21	6,140	6,381
5% 11/1/22	2,850	3,090
5% 11/1/23	7,485	8,453
Series 2015 A:
5% 5/1/21	3,915	3,975
5% 5/1/22	3,640	3,869
5% 5/1/23	6,360	7,039
Series 2015 B, 5% 5/1/24	28,955	33,312
Palm Beach County Health Facilities Auth. Hosp. Rev. Series 2014:
5% 12/1/21 (Escrowed to Maturity)	1,465	1,528
5% 12/1/23 (Escrowed to Maturity)	190	216
5% 12/1/24 (Escrowed to Maturity)	380	449
Palm Beach County Health Facilities Auth. Rev. Series 2015 C, 5% 5/15/24	1,000	1,092
Palm Beach County School Board Ctfs. of Prtn. Series 2014 B:
4% 8/1/21	3,950	4,036
5% 8/1/21	5,185	5,327
5% 8/1/22	980	1,053
Pasco County School District Sales Tax Rev. Series 2013:
5% 10/1/21	980	1,011
5% 10/1/22	980	1,053
Seminole County School Board Ctfs. of Prtn. Series 2016 C:
5% 7/1/25	980	1,180
5% 7/1/26	1,115	1,389
Tallahassee Health Facilities Rev. (Tallahassee Memorial Healthcare, Inc. Proj.) Series 2016 A, 5% 12/1/21	1,135	1,174
Tampa Bay Wtr. Reg'l. Wtr. Supply Auth. Util. Sys. Rev. Series 2005, 5.5% 10/1/22 (FGIC Insured)	1,340	1,463
Village Cmnty. Dev. District No. 13 Series 2019, 2.625% 5/1/24 (d)	500	509

TOTAL FLORIDA		243,834

Georgia - 3.8%
Atlanta Arpt. Rev.:
Series 2014 B, 5% 1/1/22	980	1,026
Series 2020 A, 5% 7/1/26 (b)	3,000	3,702
Series 2020 B, 5% 7/1/27 (b)	4,000	5,059
Bartow County Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Bowen Proj.):
Series 2009 1st, 2.75%, tender 3/15/23 (a)	21,200	22,111
Series 2013, 1.55%, tender 8/19/22 (a)	6,770	6,878
Burke County Indl. Dev. Auth. Poll. Cont. Rev. Bonds:
(Georgia Pwr. Co. Plant Vogtle Proj.):
Series 1994, 2.25%, tender 5/25/23 (a)	6,480	6,706
Series 2012, 1.7%, tender 8/22/24 (a)	3,400	3,506
Series 2013 1st, 2.925%, tender 3/12/24 (a)	9,930	10,582
(Oglethorpe Pwr. Corp. Vogtle Proj.) Series 2017 E, 3.25%, tender 2/3/25 (a)	900	982
Columbus Med. Ctr. Hosp. Auth. Bonds (Piedmont Healthcare, Inc. Proj.) Series 2019 A, 5%, tender 7/1/26 (a)	4,840	5,854
Georgia Muni. Elec. Auth. Pwr. Rev.:
Series 2020 A:
4% 11/1/23	920	1,014
4% 11/1/24	1,420	1,612
5% 1/1/25	1,000	1,175
5% 1/1/26	1,125	1,366
5% 1/1/26	1,000	1,214
5% 1/1/27	760	947
Series GG, 5% 1/1/21	1,635	1,635
Georgia Muni. Gas Auth. Rev. (Gas Portfolio III Proj.):
Series 2014 U:
5% 10/1/22	980	1,061
5% 10/1/23	2,365	2,659
Series R, 5% 10/1/21	4,890	5,062
Georgia Road & Thruway Auth. Rev. Series 2020:
5% 6/1/24	2,500	2,897
5% 6/1/25	5,000	6,019
5% 6/1/26	2,500	3,115
Main Street Natural Gas, Inc. Bonds Series 2018 C, 4%, tender 12/1/23 (a)	13,910	15,256
Monroe County Dev. Auth. Poll. Cont. Rev. (Georgia Pwr. Co. Plant Scherer Proj.) Series 1995, 2.25% 7/1/25	6,505	6,712
Private Colleges & Univs. Auth. Rev.:
(Savannah College Art & Design, Inc. Proj.) Series 2014, 5% 4/1/24	1,810	2,046
(The Savannah College of Arts and Design Projs.) Series 2014, 5% 4/1/21	3,260	3,292
Series 2020 B, 5% 9/1/25	2,570	3,134

TOTAL GEORGIA		126,622

Hawaii - 0.3%
Hawaii Gen. Oblig. Series FT, 5% 1/1/27	1,290	1,635
Honolulu City & County Gen. Oblig. Series 2020 F:
5% 7/1/24	1,575	1,834
5% 7/1/25	1,255	1,519
5% 7/1/26	800	1,002
State of Hawaii Dept. of Trans. Series 2013:
5% 8/1/21 (b)	540	552
5% 8/1/22 (b)	2,030	2,153
5% 8/1/23 (b)	1,440	1,585

TOTAL HAWAII		10,280

Idaho - 0.0%
Idaho Hsg. & Fin. Assoc. Single Family Mtg. Series 2019 A, 4% 1/1/50	420	470
Illinois - 10.6%
Champaign County Cmnty. Unit:
Series 2019, 4% 6/1/24	420	471
Series 2020 A, 0% 1/1/22	200	199
Chicago Board of Ed.:
Series 1998 B1, 0% 12/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	10,030	9,877
Series 2017 C:
5% 12/1/26	485	555
5% 12/1/27	2,830	3,275
Series 2018 C, 5% 12/1/24	13,000	14,327
Chicago Metropolitan Wtr. Reclamation District of Greater Chicago Series 2007, 5.25% 12/1/32	2,920	4,146
Chicago Midway Arpt. Rev.:
Series 2013 B:
5% 1/1/22	4,890	5,114
5% 1/1/23	5,770	6,264
5% 1/1/25	1,515	1,643
Series 2014 A:
5% 1/1/22 (b)	2,000	2,086
5% 1/1/24 (b)	10,490	11,752
Series 2014 B:
5% 1/1/21	390	390
5% 1/1/23	2,915	3,165
Chicago Motor Fuel Tax Rev. Series 2013:
5% 1/1/21	390	390
5% 1/1/22	295	301
5% 1/1/23	525	546
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2012 A:
5% 1/1/21	1,370	1,370
5% 1/1/25 (Pre-Refunded to 1/1/22 @ 100) (b)	3,670	3,838
Series 2012 B:
4% 1/1/27 (b)	660	679
5% 1/1/21 (b)	4,505	4,505
Series 2013 A, 5% 1/1/23 (b)	2,730	2,963
Series 2013 B, 5% 1/1/22 (Escrowed to Maturity)	3,915	4,101
Series 2013 D, 5% 1/1/22 (Escrowed to Maturity)	3,150	3,300
Series 2015 A:
5% 1/1/24 (b)	1,230	1,384
5% 1/1/26 (b)	1,600	1,861
5% 1/1/27 (b)	1,000	1,160
Series 2015 B, 5% 1/1/24	1,375	1,561
Series 2016 A, 5% 1/1/27 (b)	840	1,004
Series 2017 D:
5% 1/1/26 (b)	445	534
5% 1/1/27 (b)	1,595	1,959
Series 2020 B, 5% 1/1/26	1,310	1,596
Chicago Transit Auth. Cap. Grant Receipts Rev. Series 2017:
5% 6/1/21	2,305	2,346
5% 6/1/25	1,225	1,445
Chicago Wastewtr. Transmission Rev. Series 2012, 5% 1/1/23	1,175	1,225
Cook County Cmnty. Consolidated School District No. 59 Series 2020, 4% 3/1/23	1,315	1,421
Cook County Gen. Oblig.:
Series 2010 A, 5.25% 11/15/22	4,850	4,865
Series 2011 A, 5.25% 11/15/22	980	1,016
Series 2012 C:
5% 11/15/21	5,465	5,658
5% 11/15/22	1,260	1,355
Series 2014 A:
5% 11/15/21	490	507
5% 11/15/22	1,325	1,425
Illinois Fin. Auth.:
Bonds Series 2020 B:
5%, tender 11/15/24 (a)	2,125	2,435
5%, tender 11/15/26 (a)	2,830	3,454
Series 2020 A:
5% 8/15/23	1,000	1,122
5% 8/15/24	1,080	1,261
Illinois Fin. Auth. Rev.:
(Bradley Univ. Proj.) Series 2017 C, 5% 8/1/26	1,650	1,926
(Edward-Elmhurst Healthcare) Series 2017 A, 5% 1/1/25	740	864
(OSF Healthcare Sys.) Series 2018 A:
5% 5/15/26	4,300	5,231
5% 5/15/27	9,260	11,543
Bonds:
(Ascension Health Cr. Group Proj.) Series 2012 E2, 1.75%, tender 4/1/21 (a)	3,000	3,011
Series 2017 B, 5%, tender 12/15/22 (a)	4,825	5,248
Series E, 2.25%, tender 4/29/22 (a)	23,105	23,696
Series 2011 IL, 5% 12/1/22 (Pre-Refunded to 12/1/21 @ 100)	1,110	1,158
Series 2012 A, 5% 5/15/23 (Pre-Refunded to 5/15/22 @ 100)	1,270	1,353
Series 2012:
5% 9/1/21	2,000	2,062
5% 9/1/22	3,455	3,718
Series 2015 A:
5% 11/15/22	490	530
5% 11/15/24	1,490	1,730
5% 11/15/25	1,905	2,286
5% 11/15/26	1,955	2,340
Series 2015 B, 5% 11/15/24	1,910	2,233
Series 2016 A:
5% 2/15/21	735	738
5% 8/15/21 (Escrowed to Maturity)	685	705
5% 2/15/23	980	1,068
5% 8/15/23 (Escrowed to Maturity)	1,465	1,643
5% 8/15/24 (Escrowed to Maturity)	2,135	2,490
Series 2016 C:
5% 2/15/22	3,335	3,498
5% 2/15/23	8,870	9,739
5% 2/15/24	5,220	5,968
5% 2/15/27	1,875	2,377
Series 2016:
5% 7/1/22	2,895	3,103
5% 5/15/25	490	578
5% 5/15/26	980	1,192
5% 5/15/27	1,225	1,483
Series 2017:
5% 1/1/23	1,465	1,605
5% 1/1/25	2,260	2,684
Series 2019:
5% 9/1/23	400	439
5% 9/1/24	415	469
5% 9/1/25	300	348
5% 4/1/26	1,625	1,991
5% 9/1/26	300	356
5% 4/1/27	2,135	2,684
5% 9/1/27	500	605
5% 4/1/28	1,425	1,833
5% 4/1/29	2,000	2,624
Illinois Gen. Oblig.:
Series 2010, 5% 1/1/21 (FSA Insured)	1,565	1,565
Series 2012 A, 4% 1/1/23	1,245	1,276
Series 2012:
5% 8/1/21	2,360	2,414
5% 8/1/22	5,675	6,005
5% 8/1/22 (FSA Insured)	1,105	1,173
Series 2013:
5% 7/1/21	6,360	6,484
5% 7/1/22	10,995	11,606
5.5% 7/1/25	265	288
Series 2014:
5% 2/1/22	2,935	3,057
5% 4/1/23	2,165	2,330
5% 2/1/25	2,275	2,490
Series 2016:
5% 2/1/24	3,100	3,407
5% 1/1/26	2,970	3,391
Series 2017 D:
5% 11/1/23	3,860	4,166
5% 11/1/25	6,635	7,410
Series 2018 A, 5% 10/1/26	4,615	5,328
Series 2020 B, 5% 10/1/25	5,000	5,684
Series 2020 D, 5% 10/1/24	5,000	5,582
Series 2020, 4.875% 5/1/21	1,940	1,964
Illinois Muni. Elec. Agcy. Pwr. Supply Series 2015 A, 5% 2/1/23	1,180	1,292
Illinois Reg'l. Trans. Auth. Series 2017 A, 5% 7/1/21	1,320	1,351
McHenry County Cmnty. School District #200 Series 2006 B:
0% 1/15/24	4,715	4,586
0% 1/15/25	4,915	4,725
0% 1/15/26	3,695	3,505
McHenry County Conservation District Gen. Oblig. Series 2014, 5% 2/1/23	2,175	2,384
Northern Illinois Univ. Revs. Series 2020 B, 5% 4/1/24 (Build America Mutual Assurance Insured)	1,100	1,241
Railsplitter Tobacco Settlement Auth. Rev. Series 2017, 5% 6/1/22	9,780	10,400

TOTAL ILLINOIS		350,104

Indiana - 2.7%
Indiana Fin. Auth. Envir. Facilities Rev. Bonds (Indianapolis Pwr. & Lt. Co. Proj.):
Series 2020 A, 0.75%, tender 4/1/26 (a)	600	603
Series 2020 B, 0.95%, tender 4/1/26 (a)	1,025	1,028
Indiana Fin. Auth. Health Sys. Rev. Bonds Series 2019 B, 2.25%, tender 7/1/25 (a)	2,005	2,147
Indiana Fin. Auth. Hosp. Rev.:
Bonds Series 2015 B, 1.65%, tender 7/2/22 (a)	3,345	3,389
Series 2013:
5% 8/15/22	685	734
5% 8/15/23	980	1,096
Indiana Fin. Auth. Rev. Series 2012, 5% 3/1/21 (Escrowed to Maturity)	1,200	1,209
Indiana Fin. Auth. Wastewtr. Util. Rev. (CWA Auth. Proj.):
Series 2012 A, 5% 10/1/22	1,590	1,721
Series 2014 A:
5% 10/1/21	370	383
5% 10/1/22	660	714
Series 2015 A:
5% 10/1/24	1,460	1,712
5% 10/1/25	1,590	1,871
Indiana Health Facility Fing. Auth. Rev.:
Bonds Series 2001 A2:
2%, tender 2/1/23 (a)	1,430	1,481
2%, tender 2/1/23 (a)	10	10
Series 2005 A1, 4% 11/1/22	755	804
Indiana Hsg. & Cmnty. Dev. Auth. Series 2019 B, 3.5% 1/1/49	1,840	2,024
Indianapolis Local Pub. Impt. (Indianapolis Arpt. Auth. Proj.):
Series 2016 A1:
5% 1/1/21 (b)	2,690	2,690
5% 1/1/23 (b)	1,940	2,108
5% 1/1/24 (b)	2,715	3,058
5% 1/1/25 (b)	2,845	3,317
Series 2019 D, 5% 1/1/25 (b)	1,710	1,994
Lake Central Multi-District School Bldg. Corp. Series 2012 B:
4% 1/15/21	1,225	1,226
5% 7/15/21	980	1,004
Whiting Envir. Facilities Rev.:
(BP Products North America, Inc. Proj.) Series 2009, 5.25% 1/1/21	4,160	4,160
Bonds (BP Products North America, Inc. Proj.):
Series 2015, 5%, tender 11/1/22 (a)(b)	24,505	26,578
Series 2016 A, 5%, tender 3/1/23 (a)(b)	1,200	1,316
Series 2017, 5%, tender 11/1/24 (a)(b)	1,250	1,462
Series 2019 A, 5%, tender 6/5/26 (a)(b)	15,985	19,508

TOTAL INDIANA		89,347

Iowa - 0.0%
Iowa Student Ln. Liquidity Corp. Student Ln. Rev. Series 2019 B, 5% 12/1/24 (b)	800	931
Kansas - 0.1%
Desoto Unified School District # 232 Series 2015 A, 5% 9/1/22	1,525	1,647
Wyandotte County/Kansas City Unified Govt. Util. Sys. Rev. Series 2016 A:
5% 9/1/22	490	527
5% 9/1/23	710	796
5% 9/1/25	785	948

TOTAL KANSAS		3,918

Kentucky - 3.6%
Ashland Med. Ctr. Rev.:
(Ashland Hosp. Corp. D/B/A King's Daughters Med. Ctr. Proj.) Series 2016 A:
5% 2/1/24	1,330	1,466
5% 2/1/25	980	1,110
Series 2019:
5% 2/1/21	385	386
5% 2/1/23	625	669
Carroll County Envir. Facilities Rev. Bonds (Kentucky Utils. Co. Proj.):
Series 2004 A, 1.75%, tender 9/1/26 (a)(b)	9,750	9,945
Series 2008 A, 1.2%, tender 6/1/21 (a)(b)	8,050	8,066
Carroll County Poll. Ctlr Rev. Bonds (Kentucky Utils. Co. Proj.) Series 2016 A, 1.55%, tender 9/1/26 (a)	5,750	5,836
Kentucky Econ. Dev. Fin. Auth. Bonds Series 2009 B, 2.7%, tender 11/10/21 (a)	10,200	10,357
Kentucky Econ. Dev. Fin. Auth. Hosp. Rev. Series 2015 A:
5% 6/1/22	1,525	1,587
5% 6/1/24	1,655	1,817
Kentucky State Property & Buildings Commission Rev.:
(#106 Proj.) Series 2013 A, 5% 10/1/27	1,500	1,669
(Kentucky St Proj.) Series D, 5% 5/1/21	980	995
Series 2015, 5% 8/1/24	1,850	2,139
Series A:
5% 11/1/24	1,250	1,458
5% 11/1/25	1,650	1,989
Series B:
5% 8/1/23	2,715	3,027
5% 8/1/24	2,625	3,036
Series C, 5% 11/1/21	2,515	2,611
Kentucky, Inc. Pub. Energy:
Bonds:
Series 2019 A1, 4%, tender 6/1/25 (a)	10,455	11,911
Series A, 4%, tender 6/1/26 (a)	10,545	12,273
Series C1, 4%, tender 6/1/25 (a)	15,000	17,088
Series A:
4% 12/1/23	600	659
4% 12/1/25	825	956
4% 6/1/26	1,085	1,267
Louisville & Jefferson County Bonds:
Series 2020 B, 5%, tender 10/1/23 (a)	2,800	3,138
Series 2020 C, 5%, tender 10/1/26 (a)	5,985	7,400
Louisville Reg'l. Arpt. Auth. Sys. Rev. Series 2014 A, 5% 7/1/24 (b)	1,280	1,465
Louisville/Jefferson County Metropolitan Gov. Series 2012 A:
5% 12/1/28 (Pre-Refunded to 6/1/22 @ 100)	560	597
5% 12/1/29 (Pre-Refunded to 6/1/22 @ 100)	2,140	2,283
Univ. Louisville Revs. Series 2016 C, 3% 9/1/21	2,315	2,355

TOTAL KENTUCKY		119,555

Louisiana - 0.8%
Louisiana Citizens Property Ins. Corp. Assessment Rev. Series 2015, 5% 6/1/21 (FSA Insured)	4,890	4,985
Louisiana Gen. Oblig. Series 2012 C, 5% 7/15/21	3,305	3,389
Louisiana Stadium and Exposition District Series 2013 A:
5% 7/1/21	1,465	1,494
5% 7/1/22	980	1,038
New Orleans Aviation Board Rev.:
(North Term. Proj.) Series 2017 B:
5% 1/1/23 (b)	300	326
5% 1/1/24 (b)	195	220
5% 1/1/25 (b)	195	227
5% 1/1/26 (b)	490	590
Series 2017 D2:
5% 1/1/23 (b)	390	424
5% 1/1/24 (b)	735	828
5% 1/1/25 (b)	1,390	1,621
St. John Baptist Parish Rev.:
(Marathon Oil Corp.) Series 2017, 2.2% 6/1/37 (a)	3,765	3,883
Bonds (Marathon Oil Corp.) Series 2017, 2%, tender 4/1/23 (a)	3,555	3,607
Tobacco Settlement Fing. Corp. Series 2013 A, 5% 5/15/23	4,400	4,877

TOTAL LOUISIANA		27,509

Maine - 0.2%
City of Portland Arpt. Series 2016, 5% 1/1/29	690	801
Maine Health & Higher Edl. Facilities Auth. Rev. Series 2013, 5% 7/1/24	350	381
Maine Tpk. Auth. Tpk. Rev. Series 2015:
5% 7/1/21	2,350	2,405
5% 7/1/22	1,810	1,939

TOTAL MAINE		5,526

Maryland - 1.0%
Baltimore Proj. Rev. Series 2017 D:
5% 7/1/24	3,220	3,747
5% 7/1/25	3,380	4,088
Maryland Cmnty. Dev. Admin Dept. Hsg. & Cmnty. Dev.:
Series 2019 B, 4% 9/1/49	2,415	2,687
Series 2019 C, 3.5% 3/1/50	1,960	2,156
Maryland Econ. Dev. Auth. Rev. (Ports America Chesapeake LLC. Proj.) Series 2017 A:
5% 6/1/21	1,640	1,653
5% 6/1/22	1,750	1,799
Maryland Health & Higher Edl. Bonds:
Series 2020 B2, 5%, tender 7/1/27 (a)	2,480	3,085
Series 2020, 5%, tender 7/1/25 (a)	5,250	6,161
Maryland Health & Higher Edl. Facilities Auth. Rev. Series 2015:
5% 7/1/22	1,880	2,001
5% 7/1/23	980	1,083
5% 7/1/24	1,955	2,242
5% 7/1/25	1,730	2,054

TOTAL MARYLAND		32,756

Massachusetts - 0.8%
Massachusetts Dept. of Trans. Metropolitan Hwy. Sys. Rev. Bonds Series 2019 A, 5%, tender 1/1/23 (a)	3,000	3,278
Massachusetts Dev. Fin. Agcy. Rev.:
Caregroup, Inc. Series 2015 H-1, 5% 7/1/25	2,655	3,189
Series 2016 I:
5% 7/1/21	490	500
5% 7/1/22	585	620
5% 7/1/23	660	726
5% 7/1/24	1,075	1,225
5% 7/1/25	1,480	1,738
5% 7/1/26	980	1,183
Series 2019 A:
5% 7/1/23	525	576
5% 7/1/24	1,150	1,305
5% 7/1/25	825	966
Massachusetts Edl. Fing. Auth. Rev.:
Series 2016 J, 5% 7/1/23 (b)	2,175	2,413
Series 2016, 5% 7/1/24 (b)	2,850	3,273
Series 2020 C:
5% 7/1/25 (b)	850	1,007
5% 7/1/26 (b)	1,000	1,215
Massachusetts Port Auth. Rev. Series 2017 A:
5% 7/1/24 (b)	3,005	3,470
5% 7/1/25 (b)	1,115	1,336

TOTAL MASSACHUSETTS		28,020

Michigan - 2.9%
Clarkston Cmnty. Schools Series 2015, 5% 5/1/22	1,635	1,736
Detroit Downtown Dev. Auth. Tax Series A, 5% 7/1/24 (FSA Insured)	1,000	1,149
Detroit Gen. Oblig. Series 2020, 5% 4/1/21	875	882
Detroit Swr. Disp. Rev. Series 2006 D, 3 month U.S. LIBOR + 0.600% 0.751% 7/1/32 (a)(e)	3,980	3,852
Flint Hosp. Bldg. Auth. Rev. Series 2020, 5% 7/1/24	925	1,032
Grand Blanc Cmnty. Schools Series 2013:
5% 5/1/21	2,105	2,137
5% 5/1/22	1,810	1,922
Grand Rapids Pub. Schools Series 2017, 5% 5/1/23 (FSA Insured)	1,275	1,414
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev. Series 2016:
5% 5/15/22	980	1,038
5% 5/15/24	640	732
5% 5/15/25	1,285	1,523
5% 5/15/26	1,235	1,512
Michigan Bldg. Auth. Rev. (Facilities Prog.) Series 2016 I, 5% 4/15/24	1,450	1,676
Michigan Fin. Auth. Rev.:
(Detroit Wtr. and Sewage Dept. Wtr. Supply Sys. Rev. Rfdg. Local Proj.) Series 2014 D1, 5% 7/1/22 (FSA Insured)	1,920	2,056
Bonds:
Series 2019 B, 3.5%, tender 11/15/22 (a)	1,630	1,717
Series 2019 MI2, 5%, tender 2/1/25 (a)	4,830	5,696
Series 2015 A:
5% 8/1/22	2,630	2,813
5% 8/1/23	3,715	4,154
Series 2015 MI, 5% 12/1/23	1,000	1,135
Series 2020 A:
3% 6/1/21	1,000	1,011
5% 6/1/24	1,000	1,154
5% 6/1/25	2,000	2,394
Michigan Gen. Oblig. Series 2016:
5% 3/15/21	980	989
5% 3/15/22	2,280	2,404
5% 3/15/23	3,915	4,303
5% 3/15/24	6,855	7,838
Michigan Hosp. Fin. Auth. Rev. Bonds (Ascension Health Cr. Group Proj.) Series F5, 2.4%, tender 3/15/23 (a)	3,535	3,700
Michigan Hsg. Dev. Auth. Single Family Mtg. Rev. Series A, 3.5% 12/1/50	1,390	1,550
Michigan Strategic Fund Ltd. Oblig. Rev. Bonds:
(Consumer Energy Co. Proj.) Series 2019, 1.8%, tender 10/1/24 (a)(b)	3,140	3,270
Series CC, 1.45%, tender 9/1/21 (a)	7,040	7,064
Novi Cmnty. School District Series I:
4% 5/1/24	795	893
4% 5/1/25	600	695
Portage Pub. Schools Series 2016:
5% 5/1/23	1,990	2,192
5% 11/1/23	1,335	1,499
5% 5/1/24	1,880	2,151
5% 11/1/24	1,955	2,278
5% 5/1/25	1,100	1,305
5% 11/1/25	1,195	1,442
5% 11/1/28	985	1,202
Royal Oak Hosp. Fin. Auth. Hosp. Rev. Series 2014 D:
5% 9/1/21	1,465	1,508
5% 9/1/23	490	550
Saginaw Hosp. Fin. Auth. Hosp. Rev. Series 2020 J:
5% 7/1/24	765	883
5% 7/1/25	500	598
5% 7/1/26	750	925
Spring Lake Pub. Schools Series 2014, 5% 5/1/21	4,020	4,081

TOTAL MICHIGAN		96,055

Minnesota - 0.6%
Minneapolis & Saint Paul Metropolitan Arpts. Commission Arpt. Rev.:
Series 2014 A:
5% 1/1/22	980	1,025
5% 1/1/23	980	1,067
Series 2014 B:
5% 1/1/21 (b)	2,240	2,240
5% 1/1/22 (b)	1,955	2,041
5% 1/1/23 (b)	980	1,065
Moorhead Edl. Facilities Rev. (The Concordia College Corp. Proj.) Series 2016, 5% 12/1/25	2,950	3,271
Northern Muni. Pwr. Agcy. Elec. Sys. Rev. Series 2017:
5% 1/1/22	1,160	1,214
5% 1/1/23	1,115	1,218
5% 1/1/24	1,560	1,773
Southern Minnesota Muni. Pwr. Agcy. Pwr. Supply Sys. Rev. Series 2015 A, 5% 1/1/26	2,065	2,519
Western Minnesota Muni. Pwr. Agcy. Pwr. Supply Rev. Series 2014 A:
5% 1/1/22	980	1,026
5% 1/1/23	1,465	1,603
5% 1/1/24	980	1,117

TOTAL MINNESOTA		21,179

Mississippi - 0.2%
Mississippi Hosp. Equip. & Facilities Auth.:
(Forrest County Gen. Hosp. Rfdg. Proj.) Series 2019 B, 5% 1/1/24	400	451
Bonds:
Series 2020 A2, 0.65%, tender 9/1/21 (a)	2,240	2,240
Series II, 5%, tender 3/1/27 (a)	1,130	1,375
Series I:
5% 10/1/25	600	724
5% 10/1/27	800	1,019

TOTAL MISSISSIPPI		5,809

Missouri - 0.7%
Cape Girardeau County Indl. Dev. Auth. (Southeast Hosp. Proj.) Series 2017 A:
5% 3/1/21	390	392
5% 3/1/22	585	605
5% 3/1/23	980	1,042
5% 3/1/24	685	748
5% 3/1/25	710	794
5% 3/1/26	980	1,118
Kansas City Indl. Dev. Auth. (Kansas City Int'l. Arpt. Term. Modernization Proj.):
Series 2020 A:
5% 3/1/26 (b)	1,185	1,430
5% 3/1/27 (b)	4,065	5,017
Series 2020 B:
5% 3/1/26	2,000	2,435
5% 3/1/27	1,535	1,915
Missouri Hsg. Dev. Commission Single Family Mtg. Rev. Series 2019, 4% 5/1/50	500	559
Saint Louis Arpt. Rev. Series A, 5.25% 7/1/26 (FSA Insured)	5,370	6,685

TOTAL MISSOURI		22,740

Montana - 0.1%
Montana Board Hsg. Single Family:
Series 2019 B, 4% 6/1/50	255	292
Series A1, 3.5% 6/1/50	3,950	4,379

TOTAL MONTANA		4,671

Nebraska - 0.7%
Central Plains Energy Proj. Gas Supply Bonds Series 2019, 4%, tender 8/1/25 (a)	9,765	11,216
Douglas County Hosp. Auth. #2 Health Facilities Rev. Bonds Series 2020, 5%, tender 11/15/25 (a)	2,200	2,655
Nebraska Invt. Fin. Auth. Single Family Hsg. Rev.:
Series 2019 B, 4% 9/1/49 (b)	1,435	1,574
Series 2019 E, 3.75% 9/1/49 (b)	1,620	1,745
Washington County Wstwtr Sol Bonds (Cargill, Inc. Projs.) Series 2012, 0.9%, tender 9/1/25 (a)(b)	6,800	6,892

TOTAL NEBRASKA		24,082

Nevada - 2.2%
Clark County Arpt. Rev.:
(Sub Lien Proj.) Series 2017 A-1, 5% 7/1/22 (b)	3,915	4,180
Series 2013 A, 5% 7/1/28 (b)	1,475	1,594
Series 2017 C, 5% 7/1/21 (b)	7,785	7,955
Series 2019 D, 5% 7/1/24	1,700	1,970
Clark County McCarran Int'l. Arpt. Passenger Facility Charge Rev.:
Series 2019 E:
5% 7/1/25	1,100	1,321
5% 7/1/27	2,000	2,540
Series B, 5% 7/1/24 (b)	2,080	2,393
Clark County Poll. Cont. Rev. Bonds Series 2017, 1.65%, tender 3/31/23 (a)	835	846
Clark County School District:
Series 2016 A:
5% 6/15/21	1,470	1,500
5% 6/15/23	1,285	1,421
Series 2016 D, 5% 6/15/23	10,000	11,062
Series 2017 A:
5% 6/15/22	2,800	2,984
5% 6/15/26	1,285	1,571
Series 2017 C:
5% 6/15/21	9,030	9,215
5% 6/15/23	4,550	5,033
Nevada Gen. Oblig. Series 2013 D1, 5% 3/1/24	2,640	2,907
Washoe County Gas & Wtr. Facilities Bonds (Sierra Pacific Pwr. Co. Proj.) Series 2016 B, 3%, tender 6/1/22 (a)	5,185	5,372
Washoe County Gas Facilities Rev. Bonds:
(Sierra Pacific Pwr. Co. Proj.) Series 2016 C, 0.625%, tender 4/15/22 (a)(b)	1,350	1,351
Series 2016 F, 2.05%, tender 4/15/22 (a)(b)	4,800	4,890
Series 2016, 2.05%, tender 4/15/22 (a)(b)	2,900	2,955

TOTAL NEVADA		73,060

New Hampshire - 0.5%
Nat'l. Fin. Auth. Solid Bonds (Waste Mgmt., Inc. Proj.):
Series 2019 A3, 2.15%, tender 7/1/24 (a)(b)	4,455	4,681
Series 2019 A4, 2.15%, tender 7/1/24 (a)(b)	2,250	2,364
New Hampshire Bus. Fin. Auth. Wtr. Facility (Pennichuck Wtr. Works, Inc. Proj.) Series 2014 A:
5% 1/1/24 (Escrowed to Maturity) (b)	1,120	1,270
5% 1/1/25 (Escrowed to Maturity) (b)	1,000	1,177
New Hampshire Health & Ed. Facilities Auth. Rev.:
(Southern NH Med. Ctr. Proj.) Series 2016, 3% 10/1/21	1,375	1,397
Series 2012, 4% 7/1/21	1,485	1,506
Series 2016:
5% 10/1/21	1,225	1,263
5% 10/1/22	900	966
5% 10/1/23	2,785	3,113

TOTAL NEW HAMPSHIRE		17,737

New Jersey - 7.1%
Camden County Impt. Auth. Health Care Redev. Rev. Series 2014 A:
5% 2/15/21	2,445	2,456
5% 2/15/22	2,445	2,552
5% 2/15/23	2,770	3,001
Hudson County Impt. Auth. (Hudson County Courthouse Proj.) Series 2020, 4% 10/1/24	1,400	1,591
New Jersey Econ. Dev. Auth. Rev.:
(Provident Montclair Proj.) Series 2017:
4% 6/1/22 (FSA Insured)	980	1,019
5% 6/1/23 (FSA Insured)	1,230	1,350
5% 6/1/24 (FSA Insured)	980	1,114
Series 2012 II, 5% 3/1/22	6,155	6,475
Series 2013 NN, 5% 3/1/27	1,200	1,294
Series 2013, 5% 3/1/23	13,920	15,234
Series 2015 XX:
4% 6/15/24	550	602
5% 6/15/26	550	638
Series 2016 BBB, 5% 6/15/23	9,010	9,972
New Jersey Edl. Facility:
Series 2014, 5% 6/15/21	10,760	10,979
Series 2016 A:
5% 7/1/21	2,150	2,190
5% 7/1/22	6,160	6,504
5% 7/1/23	3,315	3,622
5% 7/1/24	7,740	8,735
Series 2016 B, 4% 9/1/26	320	363
New Jersey Gen. Oblig. Series 2020 A:
5% 6/1/24	10,970	12,625
5% 6/1/25	16,670	19,840
5% 6/1/26	11,075	13,548
5% 6/1/27	10,000	12,507
New Jersey Health Care Facilities Fing. Auth. Rev.:
Bonds:
Series 2019 B1, 5%, tender 7/1/24 (a)	3,175	3,656
Series 2019 B2, 5%, tender 7/1/25 (a)	3,890	4,646
Series 2019 B3, 5%, tender 7/1/26 (a)	2,750	3,389
Series 2012 A, 5% 7/1/24	4,000	4,276
Series 2016 A:
5% 7/1/21	170	174
5% 7/1/22	170	181
5% 7/1/23	595	656
5% 7/1/24	985	1,125
5% 7/1/24	475	542
5% 7/1/24	1,200	1,395
5% 7/1/25	515	608
5% 7/1/26	170	207
5% 7/1/27	255	308
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev.:
Series 2012 1, 5% 12/1/22 (b)	1,090	1,184
Series 2015 1A, 5% 12/1/24 (b)	5,015	5,840
Series 2017 1A:
5% 12/1/22 (b)	1,250	1,358
5% 12/1/23 (b)	1,930	2,180
Series 2017 1B, 5% 12/1/21 (b)	1,285	1,339
Series 2019 A:
5% 12/1/23	720	817
5% 12/1/24	420	494
Series 2020:
5% 12/1/22 (b)	605	657
5% 12/1/23 (b)	1,830	2,067
5% 12/1/24 (b)	1,360	1,584
5% 12/1/25 (b)	2,440	2,923
5% 12/1/26 (b)	1,020	1,247
New Jersey Hsg. & Mtg. Fin. Agcy. Rev. Series 2019 D:
4% 10/1/21 (b)	2,120	2,168
4% 4/1/22 (b)	1,655	1,716
4% 4/1/23 (b)	1,090	1,160
4% 10/1/23 (b)	1,150	1,239
4% 4/1/25 (b)	1,405	1,571
New Jersey Tobacco Settlement Fing. Corp. Series 2018 A, 5% 6/1/22	1,350	1,439
New Jersey Tpk. Auth. Tpk. Rev.:
Bonds Series 2017 C5, 1 month U.S. LIBOR + 0.460% 0.568%, tender 1/1/21 (a)(e)	10,485	10,485
Series 2017 C1, 1 month U.S. LIBOR + 0.340% 0.448% 1/1/21 (Escrowed to Maturity) (a)(e)	1,170	1,170
New Jersey Trans. Trust Fund Auth.:
Series 2010 A, 0% 12/15/27	5,520	4,849
Series 2016 A:
5% 6/15/22	2,630	2,791
5% 6/15/27	3,960	4,721
Series 2018 A, 5% 6/15/24	5,000	5,682
Series A:
5% 12/15/24	1,780	2,052
5% 12/15/25	1,680	1,992
5% 12/15/26	2,600	3,141
Series AA, 5% 6/15/29	1,000	1,054
New Jersey Transit Corp. Ctfs. of Prtn. Series 2014 A, 5% 9/15/21	4,795	4,940
Rutgers State Univ. Rev. Series Q:
5% 5/1/21	990	1,004
5% 5/1/22	690	731
5% 5/1/23	540	596

TOTAL NEW JERSEY		235,565

New Mexico - 1.1%
New Mexico Hosp. Equip. Ln. Council Rev. Bonds Series 2019 B, 5%, tender 8/1/25 (a)	3,135	3,671
New Mexico Mtg. Fin. Auth. Series 2019 C, 4% 1/1/50	4,650	5,190
New Mexico Muni. Energy Acquisition Auth. Gas Supply Rev.:
Bonds Series 2019 A, 5%, tender 5/1/25 (a)	15,000	17,744
Series 2019 A:
4% 5/1/21	505	511
4% 11/1/21	625	644
4% 5/1/22	960	1,007
4% 11/1/23	710	782
4% 5/1/24	950	1,062
4% 11/1/24	1,450	1,646
4% 5/1/25	2,790	3,195

TOTAL NEW MEXICO		35,452

New York - 3.4%
Dorm. Auth. New York Univ. Rev.:
Series 1, 5% 7/1/27	2,055	2,656
Series 2016 A:
5% 7/1/22	490	522
5% 7/1/24	1,810	2,066
Hudson Yards Infrastructure Corp. New York Rev. Series 2017 A, 5% 2/15/25	4,000	4,738
Long Island Pwr. Auth. Elec. Sys. Rev. Bonds:
Series 2019 B, 1.65%, tender 9/1/24 (a)	6,755	7,019
Series 2020 B, 0.85%, tender 9/1/25 (a)	18,000	18,138
Monroe County Indl. Dev. Corp. (Univ. of Rochester Proj.) Series 2020 A:
5% 7/1/25	750	907
5% 7/1/26	500	624
New York City Gen. Oblig.:
Bonds Series D, 5%, tender 2/1/24 (a)	2,825	3,149
Series 2016 E, 5% 8/1/24	1,000	1,164
Series 2021 A1:
5% 8/1/25	5,000	6,036
5% 8/1/26	7,000	8,728
Series A, 5% 8/1/26	1,000	1,247
New York City Health & Hosp. Corp. Rev. Series A:
3% 2/15/24 (c)	535	577
5% 2/15/24 (c)	750	855
New York Dorm. Auth. Rev. Bonds:
Series 2019 B1, 5%, tender 5/1/22 (a)	1,740	1,807
Series 2019 B2, 5%, tender 5/1/24 (a)	2,005	2,257
New York Envir. Facilities Corp. Clean Wtr. & Drinking Wtr. (NY Muni. Wtr. Fin. Auth. Projs.) Series 2020 A:
5% 6/15/23	2,000	2,235
5% 6/15/24	1,400	1,630
New York Metropolitan Trans. Auth. Rev.:
Series 2008 B2, 5% 11/15/21	3,915	4,014
Series 2012 B, 5% 11/15/22	1,955	2,061
Series 2012 E, 5% 11/15/21	2,380	2,440
Series 2014 C, 5% 11/15/21	2,740	2,809
Series 2015 A, 5% 11/15/24	1,000	1,110
Series 2016 A:
5% 11/15/23	1,975	2,138
5% 11/15/23	1,450	1,570
Series 2016 B, 5% 11/15/21	2,150	2,204
Series 2017 B:
5% 11/15/23	4,025	4,357
5% 11/15/24	665	738
New York State Hsg. Fin. Agcy. Rev. Series J, 0.75% 5/1/25	3,030	3,032
New York State Mtg. Agcy. Homeowner Mtg. Series 221, 3.5% 10/1/32 (b)	555	603
New York Trans. Dev. Corp. (Term. 4 JFK Int'l. Arpt. Proj.):
Series 2020 A:
5% 12/1/22 (b)	250	270
5% 12/1/24 (b)	1,500	1,729
5% 12/1/25 (b)	300	355
5% 12/1/26 (b)	490	591
Series 2020 C:
5% 12/1/24	1,000	1,161
5% 12/1/25	800	955
5% 12/1/26	1,250	1,530
5% 12/1/27	1,250	1,561
Niagara Frontier Trans. Auth. Arpt. Rev. Series 2019 A:
5% 4/1/25 (b)	625	724
5% 4/1/27 (b)	1,350	1,641
Onondaga County Ind. Dev. Agcy. Swr. Facilities Rev. (Bristol-Meyers Squibb Co. Proj.) Series 1994, 5.75% 3/1/24 (b)	5,335	6,174
Yonkers Gen. Oblig. Series 2017 C, 5% 10/1/22 (Build America Mutual Assurance Insured)	2,500	2,685

TOTAL NEW YORK		112,807

New York And New Jersey - 0.3%
Port Auth. of New York & New Jersey:
Series 178, 5% 12/1/23 (b)	1,060	1,199
Series 185, 5% 9/1/23 (b)	870	975
Series 188, 5% 5/1/25 (b)	1,190	1,414
Series 193:
5% 10/15/25 (b)	3,500	4,227
5% 10/15/29 (b)	1,350	1,602

TOTAL NEW YORK AND NEW JERSEY		9,417

North Carolina - 1.6%
New Hanover County Hosp. Rev. Series 2017:
5% 10/1/25	1,115	1,345
5% 10/1/26	1,260	1,563
North Carolina Grant Anticipation Rev. Series 2017:
5% 3/1/22	3,580	3,777
5% 3/1/23	3,580	3,940
North Carolina Hsg. Fin. Agcy. Home Ownership Rev. Series 43, 4% 7/1/50	7,165	8,075
North Carolina Med. Care Commission Health Care Facilities Rev. Bonds:
Series 2019 B, 2.2%, tender 12/1/22 (a)	4,235	4,337
Series 2019 C, 2.55%, tender 6/1/26 (a)	7,335	7,865
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev. Series 2015 E:
5% 1/1/22	4,890	5,118
5% 1/1/23	1,465	1,589
North Carolina Tpk. Auth. Triangle Expressway Sys. Series 2020 C, 5% 2/1/24	13,610	15,425

TOTAL NORTH CAROLINA		53,034

Ohio - 2.0%
Akron Bath Copley Hosp. District Rev.:
Series 2016, 5% 11/15/24	1,955	2,265
Series 2020:
5% 11/15/26	375	460
5% 11/15/27	185	231
Allen County Hosp. Facilities Rev.:
Bonds (Mercy Health) Series 2017 B, 5%, tender 5/5/22 (a)	5,280	5,598
Series 2020 A, 5% 12/1/23	1,045	1,183
American Muni. Pwr., Inc. Rev. Bonds:
(Combined Hydroelectric Proj.) Series 2018, 2.25%, tender 8/15/21 (a)	2,500	2,505
Series 2019 A, 2.3%, tender 2/15/22 (a)	5,990	6,043
Cleveland Arpt. Sys. Rev. Series 2016 A:
5% 1/1/24 (FSA Insured)	1,175	1,323
5% 1/1/25 (FSA Insured)	1,225	1,430
5% 1/1/26 (FSA Insured)	490	572
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013:
5% 6/15/22	2,100	2,209
5% 6/15/23	1,815	1,969
Franklin County Hosp. Facilities Rev. Series 2016 C, 5% 11/1/23	2,800	3,167
Hamilton County Convention Facilities Auth. Rev. Series 2014, 5% 12/1/21	2,000	2,056
Hamilton County HealthCare Facilities Rev. Series 2012:
5% 6/1/21	1,200	1,221
5.25% 6/1/26	1,000	1,061
Miami County Hosp. Facilities Rev. (Kettering Health Network Obligated Group Proj.) Series 2019:
5% 8/1/27	1,000	1,264
5% 8/1/28	1,000	1,294
Ohio Hosp. Facilities Rev. Series 2017 A:
5% 1/1/21	2,640	2,640
5% 1/1/22	1,665	1,744
5% 1/1/23	1,955	2,141
5% 1/1/24	1,690	1,928
5% 1/1/25	2,035	2,416
Ohio Hsg. Fin. Agcy. Residential Mtg. Rev. (Mtg. Backed Securities Prog.) Series 2019 B, 4.5% 3/1/50	365	413
Ohio Spl. Oblig. Series 2020 A, 5% 2/1/22	1,525	1,603
Scioto County Hosp. Facilities Rev.:
Series 2016:
5% 2/15/21	1,295	1,301
5% 2/15/22	1,075	1,124
5% 2/15/23	2,075	2,255
5% 2/15/24	3,215	3,623
5% 2/15/25	2,065	2,404
5% 2/15/26	1,285	1,544
Series 2019, 5% 2/15/29	2,425	2,796
Univ. of Akron Gen. Receipts Series 2019 A:
5% 1/1/23	445	483
5% 1/1/24	760	855
5% 1/1/25	1,100	1,282

TOTAL OHIO		66,403

Oklahoma - 0.1%
Oklahoma Dev. Fin. Auth. Health Sys. Rev. (OU Medicine Proj.) Series 2018 B:
5% 8/15/24	500	564
5% 8/15/25	500	580
5% 8/15/26	800	951
Oklahoma Dev. Fin. Auth. Rev. Series 2004 A, 2.375% 12/1/21 (a)	1,320	1,338
Oklahoma Hsg. Fin. Agcy. Collateralized Bonds Series 2019, 1.6%, tender 1/1/22	480	483

TOTAL OKLAHOMA		3,916

Oregon - 1.5%
Gilliam County Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.):
Series 2000 A, 2.4%, tender 5/2/22 (a)(b)	2,500	2,516
Series 2003 A, 2.4%, tender 5/2/22 (a)(b)	2,275	2,333
Oregon Bus. Dev. Commission Bonds Series 250, 5%, tender 3/1/22 (a)(b)	13,550	14,245
Oregon Bus. Dev. Commission Recovery Zone Facility Bonds (Intel Corp. Proj.) Series 232, 2.4%, tender 8/14/23 (a)	21,105	22,193
Oregon Facilities Auth. Rev. (Samaritan Health Svcs. Proj.):
Series 2020 A:
5% 10/1/24	200	231
5% 10/1/25	225	269
5% 10/1/26	150	185
Series A, 5% 10/1/27	150	189
Oregon State Hsg. & Cmnty. Svcs. Dept. (Single Family Mtg. Prog.) Series A, 3.5% 1/1/51	1,855	2,067
Port of Portland Arpt. Rev.:
Series 26 C, 5% 7/1/23 (b)	2,140	2,371
Series 27 A, 5% 7/1/26 (b)	1,515	1,850

TOTAL OREGON		48,449

Pennsylvania - 1.8%
Allegheny County Sanitation Auth. Swr. Rev. Series 2020 A:
4% 6/1/25	200	232
5% 6/1/26	1,000	1,242
Berks County Muni. Auth. Rev. Bonds (Tower Health Proj.) Series 2020 B1, 5%, tender 2/1/25 (a)	665	719
Commonwealth Fing. Auth. Rev. Series 2020 A:
5% 6/1/24	1,475	1,694
5% 6/1/25	1,150	1,370
Lehigh County Indl. Dev. Auth. Poll. Cont. Rev. Bonds:
(PPL Elec. Utils. Corp. Proj.) Series 2016 A, 1.8%, tender 9/1/22 (a)	2,445	2,501
Series B, 1.8%, tender 8/15/22 (a)	5,280	5,397
Montgomery County Higher Ed. & Health Auth. Rev.:
Series 2014 A, 5% 10/1/23	190	206
Series 2019, 5% 9/1/29	1,000	1,293
Pennsylvania Econ. Dev. Fing. Auth. Solid Waste Disp. Rev. Bonds:
(Waste Mgmt., Inc. Proj.):
Series 2009, 2.8%, tender 12/1/21 (a)	1,700	1,738
Series 2010 B, 0.23%, tender 1/4/21 (a)	1,300	1,300
Series 2017 A, 0.7%, tender 8/2/21 (a)(b)	8,000	8,002
Series 2011, 2.15%, tender 7/1/24 (a)(b)	1,000	1,055
Pennsylvania Gen. Oblig. Series 2017, 5% 1/1/27	3,955	5,004
Pennsylvania Higher Edl. Facilities Auth. Rev. Series 2014:
5% 12/1/21	270	282
5% 12/1/22	835	907
Pennsylvania Hsg. Fin. Agcy. Series 2020 13 2A, 3.5% 4/1/51	1,075	1,172
Pennsylvania Indl. Dev. Auth. Rev. Series 2012, 5% 7/1/21	1,140	1,167
Pennsylvania Pub. School Bldg. Auth. School Rev. (The School District of The City of Harrisburg Proj.) Series 2016 A:
5% 12/1/21	4,070	4,238
5% 12/1/21 (Escrowed to Maturity)	820	855
Philadelphia Arpt. Rev.:
Series 2015 A, 5% 6/15/24 (b)	600	687
Series 2017 A, 5% 7/1/24	490	566
Series 2017 B:
5% 7/1/24 (b)	4,790	5,507
5% 7/1/25 (b)	1,700	2,022
Philadelphia Gas Works Rev. Series 15, 5% 8/1/21	1,225	1,257
Philadelphia School District:
Series 2018 A:
5% 9/1/24	1,000	1,154
5% 9/1/25	700	834
5% 9/1/26	750	919
Series 2019 A:
5% 9/1/21	985	1,014
5% 9/1/22	1,250	1,340
5% 9/1/23	315	351
5% 9/1/24	1,050	1,212
5% 9/1/25	1,200	1,430
Series 2019 B, 5% 9/1/24	1,000	1,154
Reading School District Series 2017:
5% 3/1/25 (FSA Insured)	320	377
5% 3/1/26 (FSA Insured)	260	315
5% 3/1/27 (FSA Insured)	250	308
5% 3/1/28 (FSA Insured)	245	306

TOTAL PENNSYLVANIA		61,127

Rhode Island - 1.1%
Rhode Island Health & Edl. Bldg. Corp. Higher Ed. Facilities Rev. Series 2016:
5% 5/15/21	1,475	1,498
5% 5/15/22	1,955	2,055
5% 5/15/23	1,180	1,283
5% 5/15/24	2,300	2,580
5% 5/15/25	5,385	6,223
Rhode Island Health & Edl. Bldg. Corp. Pub. Schools Rev. Series 2015, 5% 5/15/25 (FSA Insured)	5,910	7,012
Rhode Island Hsg. & Mtg. Fin. Corp. Series 2019 70, 4% 10/1/49	935	1,039
Rhode Island Hsg. & Mtg. Fin. Corp. Rev. Series 72 A, 3.5% 10/1/50	1,560	1,739
Rhode Island Student Ln. Auth. Student Ln. Rev. Series 2019 A:
5% 12/1/23 (b)	750	847
5% 12/1/24 (b)	1,000	1,164
5% 12/1/25 (b)	1,250	1,496
5% 12/1/26 (b)	1,000	1,219
5% 12/1/28 (b)	510	636
Tobacco Settlement Fing. Corp. Series 2015 A:
5% 6/1/24	1,885	2,153
5% 6/1/26	3,425	4,007
5% 6/1/27	980	1,140

TOTAL RHODE ISLAND		36,091

South Carolina - 0.7%
Lancaster County School District ( South Carolina Gen. Oblig. Proj.) Series 2017, 5% 3/1/22	2,020	2,133
Richland County School District #2 Gen. Oblig. (South Carolina Gen. Oblig. Proj.) Series 2015 A, 5% 2/1/23	2,565	2,819
Scago Edl. Facilities Corp. for Colleton School District (School District of Colleton County Proj.) Series 2015:
5% 12/1/23	4,345	4,830
5% 12/1/26	1,075	1,244
South Carolina Hsg. Fin. & Dev. Auth. Mtg. Rev. Series 2019 A, 4% 1/1/50	1,340	1,520
South Carolina Pub. Svc. Auth. Rev.:
Series 2014 C:
5% 12/1/22	1,075	1,169
5% 12/1/23	4,890	5,530
Series 2015 A, 5% 12/1/25	1,000	1,196
Series A, 5% 12/1/23	2,995	3,387

TOTAL SOUTH CAROLINA		23,828

South Dakota - 0.0%
South Dakota Health & Edl. Facilities Auth. Rev. Series 2014 B:
4% 11/1/21	490	505
5% 11/1/22	365	395

TOTAL SOUTH DAKOTA		900

Tennessee - 1.2%
Greeneville Health & Edl. Facilities Board Series 2018 A, 5% 7/1/21	650	663
Metropolitan Nashville Arpt. Auth. Rev. Series 2019 B:
5% 7/1/26 (b)	2,000	2,443
5% 7/1/27 (b)	2,435	3,041
5% 7/1/28 (b)	3,000	3,819
5% 7/1/29 (b)	3,800	4,915
5% 7/1/30 (b)	3,000	3,946
Tennergy Corp. Gas Rev. Bonds Series 2019 A, 5%, tender 10/1/24 (a)	11,590	13,454
Tennessee Energy Acquisition Corp. Bonds (Gas Rev. Proj.) Series A, 4%, tender 5/1/23 (a)	6,040	6,498

TOTAL TENNESSEE		38,779

Texas - 10.3%
Aledo Independent School District Series 2015, 0% 2/15/24	1,195	1,176
Austin Arpt. Sys. Rev.:
Series 2019 B:
5% 11/15/23 (b)	600	675
5% 11/15/24 (b)	675	787
5% 11/15/25 (b)	650	784
Series 2019, 5% 11/15/24 (b)	2,500	2,916
Central Reg'l. Mobility Auth.:
Series 2016:
5% 1/1/21	490	490
5% 1/1/22	1,465	1,530
5% 1/1/23	2,395	2,610
5% 1/1/24	3,295	3,727
5% 1/1/26	2,800	3,382
Series 2020 F, 5% 1/1/25	4,455	5,121
City of Denton Series 2020 A, 5% 2/15/26	1,025	1,263
Clint Independent School District Series 2015 A, 5% 2/15/26	1,600	1,903
Collin County Series 2020:
5% 2/15/26	1,040	1,289
5% 2/15/27	2,040	2,607
Cypress-Fairbanks Independent School District Bonds:
Series 2014 B1, 1.25%, tender 8/15/22 (a)	2,420	2,457
Series 2015 B2, 2.125%, tender 8/16/21 (a)	16,000	16,183
Dallas Fort Worth Int'l. Arpt. Rev.:
Series 2013 A, 5% 11/1/28 (b)	1,000	1,077
Series 2013 F:
5% 11/1/21	2,935	3,047
5% 11/1/22	4,890	5,300
Series 2014 B, 5% 11/1/29 (b)	1,000	1,075
Series 2014 D, 5% 11/1/23 (b)	1,905	2,141
Series 2020 A, 5% 11/1/26	1,595	1,997
Dallas Gen. Oblig. Series 2018, 5% 2/15/25	2,060	2,456
Dallas Independent School District Bonds:
Series 2016 B5, 5%, tender 2/15/21 (a)	7,825	7,866
Series 2016, 5%, tender 2/15/22 (a)	150	158
Series B6:
5%, tender 2/15/22 (a)	3,865	4,071
5%, tender 2/15/22 (a)	3,900	4,103
Denton Independent School District:
Bonds Series 2014 B, 2%, tender 8/1/24 (a)	1,970	2,083
Series 2016, 0% 8/15/25	1,610	1,582
El Paso Independent School District Series 2020:
5% 8/15/23	500	562
5% 8/15/24	650	761
Fort Bend Independent School District Bonds:
Series 2019 A, 1.95%, tender 8/1/22 (a)	8,445	8,663
Series 2020 B, 0.875%, tender 8/1/25 (a)	3,960	4,011
Series D, 1.5%, tender 8/1/21 (a)	2,990	3,011
Fort Worth Gen. Oblig.:
Series 2015 A, 5% 3/1/23	1,670	1,842
Series 2020:
5% 3/1/26	3,800	4,707
5% 3/1/27	4,050	5,165
5% 3/1/27	4,130	5,267
Fort Worth Independent School District:
Series 2015, 5% 2/15/22	1,580	1,665
Series 2020, 5% 2/15/26	1,000	1,239
Harris County Cultural Ed. Facilities Fin. Corp. Med. Facilities Rev. Series 2016, 5% 11/15/25	1,500	1,791
Harris County Cultural Ed. Facilities Fin. Corp. Rev.:
Bonds:
Series 2019 B, 5%, tender 12/1/26 (a)	6,545	8,217
Series 2020 A, 0.9%, tender 5/15/25 (a)	1,850	1,853
Series 2020 C, 5%, tender 12/1/26 (a)	7,000	8,809
Series 2014 A, 5% 12/1/26	1,085	1,272
Houston Arpt. Sys. Rev.:
Series 2012 A, 5% 7/1/23 (Pre-Refunded to 7/1/22 @ 100) (b)	3,720	3,972
Series 2018 A:
5% 7/1/23 (b)	750	830
5% 7/1/25 (b)	1,550	1,843
Series 2018 B, 5% 7/1/22	1,000	1,069
Series 2018 C:
5% 7/1/23 (b)	1,500	1,663
5% 7/1/27 (b)	425	532
Series 2020 B, 5% 7/1/26	2,250	2,785
Houston Independent School District Bonds:
Series 2012, 2.4%, tender 6/1/21 (a)	12,485	12,593
Series 2013 B, 2.4%, tender 6/1/21 (a)	5,880	5,931
Series 2014 A, 4%, tender 6/1/23 (a)	6,270	6,798
Leander Independent School District Series 2013 A, 0% 8/15/21	1,870	1,868
Lewisville Independent School District Series 1996, 0% 8/15/21	2,110	2,107
Love Field Arpt. Modernization Rev. Series 2015:
5% 11/1/22 (b)	1,000	1,073
5% 11/1/23 (b)	2,125	2,364
5% 11/1/26 (b)	1,075	1,270
Mansfield Independent School District Series 2016, 5% 2/15/24	4,185	4,793
Midlothian Independent School District Bonds Series 2013 C, 2%, tender 8/1/24 (a)	1,645	1,732
Newark Higher Ed. Fin. Corp. (Abilene Christian Univ. Proj.) Series 2016 A, 5% 4/1/26	2,425	2,881
North East Texas Independent School District:
Bonds Series 2019, 2.2%, tender 8/1/24 (a)	2,345	2,474
Series 2007, 5.25% 2/1/26	1,525	1,899
North Harris County Reg'l. Wtr. Auth. Series 2013, 4% 12/15/22	1,545	1,655
North Texas Tollway Auth. Rev. Series 2019 B, 5% 1/1/25	1,435	1,692
Northside Independent School District Bonds:
Series 2016, 2%, tender 6/1/21 (a)	11,865	11,949
Series 2019, 1.6%, tender 8/1/24 (a)	7,840	8,135
Series 2020, 0.7%, tender 6/1/25 (a)	9,390	9,479
Pasadena Independent School District Bonds Series 2015 B, 1.5%, tender 8/15/24 (a)	6,615	6,876
Pharr San Juan Alamo Independent School District Series 2016, 5% 2/1/26	1,030	1,223
Prosper Independent School District Bonds Series 2019 B, 2%, tender 8/15/23 (a)	10,000	10,431
San Antonio Arpt. Sys. Rev. Series 2019 A:
5% 7/1/22 (b)	705	751
5% 7/1/22 (b)	690	735
5% 7/1/23 (b)	555	615
5% 7/1/23 (b)	505	559
5% 7/1/24 (b)	1,750	2,012
5% 7/1/24 (b)	1,000	1,148
5% 7/1/25 (b)	1,250	1,487
5% 7/1/25 (b)	1,350	1,603
5% 7/1/26 (b)	1,500	1,837
5% 7/1/26 (b)	1,250	1,527
San Antonio Elec. & Gas Sys. Rev. Bonds:
Series 2015 B, 2%, tender 12/1/21 (a)	3,965	3,994
Series 2015 D, 1.125%, tender 12/1/26 (a)	10,810	11,144
Series 2018, 2.75%, tender 12/1/22 (a)	10,100	10,582
San Antonio Pub. Facilities Corp. and Rfdg. Lease (Convention Ctr. Proj.) Series 2012:
5% 9/15/21	980	1,010
5% 9/15/22	3,365	3,618
San Antonio Wtr. Sys. Rev. Bonds Series 2013 F, 2%, tender 11/1/21 (a)	7,420	7,528
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev. (Scott & White Healthcare Proj.) Series 2013 A:
5% 8/15/21	735	755
5% 8/15/23	980	1,101
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev.:
Series 2016 A, 5% 2/15/26	1,465	1,793
Series 2017 A, 5% 2/15/24	1,955	2,229
Texas Gen. Oblig.:
Bonds:
Series 2019 C2, 1.85%, tender 8/1/22 (a)	770	771
Series 2019 E2, 2.25%, tender 8/1/22 (a)	3,845	3,850
Series 2020 B:
3% 8/1/25 (b)	4,210	4,707
3% 8/1/26 (b)	4,845	5,509
4% 8/1/27 (b)	5,085	6,181
Tomball Independent School District Bonds Series 2014 B2, 2.125%, tender 8/15/21 (a)	4,920	4,976
Trinity River Auth. Reg'l. Wastewtr. Sys. Rev. Series 2016, 5% 8/1/23	1,550	1,740

TOTAL TEXAS		340,370

Utah - 0.5%
Salt Lake City Arpt. Rev. Series 2018 A, 5% 7/1/26 (b)	2,550	3,102
Utah County Hosp. Rev. Bonds Series 2020 B2, 5%, tender 8/1/26 (a)	10,500	13,072

TOTAL UTAH		16,174

Vermont - 0.0%
Vermont Edl. & Health Bldg. Fin. Agcy. Rev. (St. Michael's College Proj.) Series 2012, 5% 10/1/22	300	312
Vermont Student Assistant Corp. Ed. Ln. Rev. Series 2017 A, 5% 6/15/27 (b)	560	683

TOTAL VERMONT		995

Virginia - 0.8%
Arlington County IDA Hosp. Facilities Series 2020, 5% 7/1/25	500	599
Chesapeake Trans. Sys. Toll Road Rev. Series 2012 A, 5% 7/15/21	390	399
Fredericksburg Econ. Dev. Auth. Rev. Series 2014, 5% 6/15/24	2,290	2,623
Gloucester County Indl. Dev. Auth. Bonds Series 2003 A, 2.4%, tender 5/2/22 (a)(b)	1,500	1,538
Halifax County Indl. Dev. Auth. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2010 A, 0.45%, tender 4/1/22 (a)	3,995	3,995
Louisa Indl. Dev. Auth. Poll. Cont. Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2008 B, 0.75%, tender 9/2/25 (a)	6,750	6,836
Stafford County Econ. Dev. Auth. Hosp. Facilities Rev. Series 2016:
5% 6/15/24	1,185	1,357
5% 6/15/25	980	1,163
5% 6/15/26	1,680	2,056
Sussex County Indl. Dev. Auth. Solid Waste Disp. Rev. Bonds Series 2003 A, 2.4%, tender 5/2/22 (a)(b)	945	969
Wise County Indl. Dev. Auth. Waste & Sewage Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.):
Series 2009 A, 0.75%, tender 9/2/25 (a)	3,000	3,029
Series 2010 A, 1.2%, tender 5/31/24 (a)	1,725	1,765
York County Econ. Dev. Auth. Poll. Cont. Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2009 A, 1.9%, tender 6/1/23 (a)	800	829

TOTAL VIRGINIA		27,158

Washington - 1.9%
Grant County Pub. Util. District #2 Series 2012 A, 5% 1/1/21 (Escrowed to Maturity)	1,825	1,825
King County Hsg. Auth. Rev. Series 2019:
4% 11/1/24	1,075	1,220
4% 11/1/25	1,260	1,470
4% 11/1/30	1,575	1,945
King County Swr. Rev. Bonds Series 2020 B, 0.875%, tender 1/1/26 (a)	18,815	19,000
Port of Seattle Rev.:
Series 2013, 5% 7/1/24 (b)	775	856
Series 2016 B:
5% 10/1/21 (b)	2,720	2,811
5% 10/1/22 (b)	2,445	2,626
5% 10/1/23 (b)	2,965	3,308
Series 2019:
5% 4/1/22 (b)	1,785	1,887
5% 4/1/23 (b)	1,985	2,174
5% 4/1/24 (b)	2,000	2,269
5% 4/1/25 (b)	2,005	2,351
Tacoma Elec. Sys. Rev.:
Series 2013 A:
4% 1/1/21	195	195
5% 1/1/21	1,730	1,730
Series 2017:
5% 1/1/22	785	823
5% 1/1/25	660	783
5% 1/1/26	390	481
Tobacco Settlement Auth. Rev. Series 2013, 5% 6/1/22	2,170	2,313
Washington Health Care Facilities Auth. Rev.:
(Providence Health Systems Proj.) Series 2012 A, 5% 10/1/24	805	871
(Virginia Mason Med. Ctr. Proj.) Series 2017:
5% 8/15/25	1,450	1,667
5% 8/15/26	2,560	3,011
5% 8/15/27	2,125	2,546
Bonds Series 2019 B, 5%, tender 8/1/24 (a)	4,575	5,180

TOTAL WASHINGTON		63,342

West Virginia - 0.2%
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev. Bonds (Appalachian Pwr. Co. Amos Proj.) Series 2011 A, 1%, tender 9/1/25 (a)(b)	5,650	5,750
Wisconsin - 1.5%
Milwaukee County Arpt. Rev. Series 2013 A:
5% 12/1/22 (b)	1,440	1,550
5.25% 12/1/23 (b)	1,505	1,691
Milwaukee Gen. Oblig. Series 2020 N4, 5% 4/1/23	10,000	11,005
Pub. Fin. Auth. Series 2020 A, 5% 1/1/27	1,085	1,336
Pub. Fin. Auth. Hosp. Rev. Series 2020 A, 5% 6/1/22	300	319
Pub. Fin. Auth. Solid Waste Bonds (Waste Mgmt., Inc. Proj.) Series 2017 A, 0.3%, tender 2/1/21 (a)(b)	500	500
Wisconsin Health & Edl. Facilities:
(Hosp. Sisters Svcs., Inc.) Series 2014 A, 5% 11/15/22	3,305	3,576
Bonds:
Series 2018 B:
5%, tender 1/25/23 (a)	8,800	9,628
5%, tender 1/31/24 (a)	8,810	10,026
Series 2020 C, 5%, tender 2/15/27 (a)	5,000	6,065
Series 2014, 5% 5/1/21	625	633
Series 2019 A, 2.25% 11/1/26	1,000	1,000
Wisconsin Health & Edl. Facilities Auth. Rev. Series 2012, 5% 10/1/21	1,370	1,413

TOTAL WISCONSIN		48,742

Wyoming - 0.1%
Wyoming Cmnty. Dev. Auth. Hsg. Rev. Series 2020 3:
5% 6/1/22 (b)	1,625	1,728
5% 12/1/22 (b)	745	808

TOTAL WYOMING		2,536

TOTAL MUNICIPAL BONDS
(Cost $2,986,719)		3,086,288

Municipal Notes - 3.2%
Connecticut - 0.2%
Windsor Gen. Oblig. BAN Series 2020, 2% 6/24/21	6,630	$6,684
Florida - 0.3%
Greater Orlando Aviation Auth. Arpt. Facilities Rev. Participating VRDN Series XM 08 91, 0.29% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(b)(f)(g)	2,800	2,800
Tampa Hosp. Rev. Participating VRDN:
Series XM 08 85, 0.24% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	6,975	6,975
Series XM 08 86, 0.24% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	1,140	1,140

TOTAL FLORIDA		10,915

Georgia - 0.0%
Griffin-Spalding County Hosp. Participating VRDN Series Floaters XL 00 76, 0.44% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	1,000	1,000
Illinois - 0.2%
Chicago O'Hare Int'l. Arpt. Rev. Participating VRDN:
Series XM 09 17, 0.29% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	2,620	2,620
Series XM 09 18, 0.29% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	2,000	2,000
Metropolitan Pier & Exposition Participating VRDN Series XF 09 65, 0.44% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	2,172	2,172

TOTAL ILLINOIS		6,792

Massachusetts - 0.4%
Ashland Gen. Oblig. BAN Series 2020, 1.75% 1/22/21	11,479	11,487
New Jersey - 0.5%
Brick Township Gen. Oblig. BAN Series 2020, 2% 6/22/21	8,800	8,872
New Jersey Tpk. Auth. Tpk. Rev. Participating VRDN:
Series XM 09 10, 0.29% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	2,100	2,100
Series XM 09 12, 0.29% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	1,600	1,600
New Jersey Trans. Trust Fund Auth. Participating VRDN Series XF 09 75, 0.44% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	2,100	2,100

TOTAL NEW JERSEY		14,672

New York - 1.4%
New York Metropolitan Trans. Auth. Rev.:
BAN:
Series 2018 C, 5% 9/1/21	3,435	3,500
Series 2019 D1, 5% 9/1/22	38,000	39,819
Participating VRDN Series XM 08 89, 0.19% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	2,100	2,100
New York Thruway Auth. Gen. Rev. Participating VRDN Series XF 09 18, 0.32% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	700	700
New York Trans. Dev. Corp. RAN (Term. 4 JFK Int'l. Arpt. Proj.) Series 2020 C, 5% 12/1/21	1,235	1,287

TOTAL NEW YORK		47,406

Pennsylvania - 0.2%
Pennsylvania Hsg. Fin. Agcy. Multifamily Hsg. Dev. Rev. Participating VRDN Series XF 10 95, 0.42% 1/7/21 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	6,600	6,600
TOTAL MUNICIPAL NOTES
(Cost $106,019)		105,556
	Shares	Value (000s)

Money Market Funds - 3.0%
Fidelity Municipal Cash Central Fund .13% (h)(i)
(Cost $99,679)	99,669,033	99,679
TOTAL INVESTMENT IN SECURITIES - 99.2%
(Cost $3,192,417)		3,291,523
NET OTHER ASSETS (LIABILITIES) - 0.8%		27,713
NET ASSETS - 100%		$3,319,236

Security Type Abbreviations

BAN – BOND ANTICIPATION NOTE

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,980,000 or 0.2% of net assets.

 (e) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (f) Provides evidence of ownership in one or more underlying municipal bonds.

 (g) Coupon rates are determined by re-marketing agents based on current market conditions.

 (h) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (i) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Municipal Cash Central Fund	$279
Total	$279

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Municipal Securities	$3,191,844	$--	$3,191,844	$--
Money Market Funds	99,679	99,679	--	--
Total Investments in Securities:	$3,291,523	$99,679	$3,191,844	$--

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	28.5%
Transportation	20.5%
Health Care	15.9%
Electric Utilities	7.6%
Others* (Individually Less Than 5%)	27.5%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		December 31, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $3,092,738)	$3,191,844
Fidelity Central Funds (cost $99,679)	99,679
Total Investment in Securities (cost $3,192,417)		$3,291,523
Cash		100
Receivable for fund shares sold		6,326
Interest receivable		33,125
Distributions receivable from Fidelity Central Funds		9
Prepaid expenses		3
Receivable from investment adviser for expense reductions		258
Other receivables		2
Total assets		3,331,346
Liabilities
Payable for investments purchased
Regular delivery	$4,960
Delayed delivery	3,031
Payable for fund shares redeemed	1,784
Distributions payable	949
Accrued management fee	961
Distribution and service plan fees payable	56
Other affiliated payables	307
Other payables and accrued expenses	62
Total liabilities		12,110
Net Assets		$3,319,236
Net Assets consist of:
Paid in capital		$3,220,101
Total accumulated earnings (loss)		99,135
Net Assets		$3,319,236
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($202,390 ÷ 18,587 shares)(a)		$10.89
Maximum offering price per share (100/97.25 of $10.89)		$11.20
Class M:
Net Asset Value and redemption price per share ($9,628 ÷ 886 shares)(a)		$10.87
Maximum offering price per share (100/97.25 of $10.87)		$11.18
Class C:
Net Asset Value and offering price per share ($15,343 ÷ 1,412 shares)(a)		$10.87
Limited Term Municipal Income:
Net Asset Value, offering price and redemption price per share ($2,420,227 ÷ 222,659 shares)		$10.87
Class I:
Net Asset Value, offering price and redemption price per share ($335,331 ÷ 30,834 shares)		$10.88
Class Z:
Net Asset Value, offering price and redemption price per share ($336,317 ÷ 30,928 shares)		$10.87

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended December 31, 2020
Investment Income
Interest		$59,444
Income from Fidelity Central Funds		278
Total income		59,722
Expenses
Management fee	$10,613
Transfer agent fees	2,930
Distribution and service plan fees	654
Accounting fees and expenses	524
Custodian fees and expenses	23
Independent trustees' fees and expenses	10
Registration fees	195
Audit	66
Legal	4
Miscellaneous	16
Total expenses before reductions	15,035
Expense reductions	(3,248)
Total expenses after reductions		11,787
Net investment income (loss)		47,935
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,790
Capital gain distributions from Fidelity Central Funds	1
Total net realized gain (loss)		2,791
Change in net unrealized appreciation (depreciation) on investment securities		43,009
Net gain (loss)		45,800
Net increase (decrease) in net assets resulting from operations		$93,735

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2020	Year ended December 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$47,935	$49,151
Net realized gain (loss)	2,791	7,650
Change in net unrealized appreciation (depreciation)	43,009	60,006
Net increase (decrease) in net assets resulting from operations	93,735	116,807
Distributions to shareholders	(51,432)	(54,530)
Share transactions - net increase (decrease)	329,384	(6,552)
Total increase (decrease) in net assets	371,687	55,725
Net Assets
Beginning of period	2,947,549	2,891,824
End of period	$3,319,236	$2,947,549

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Limited Term Municipal Income Fund Class A

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$10.72	$10.49	$10.53	$10.45	$10.64
Income from Investment Operations
Net investment income (loss)A	.141	.150	.135	.122	.118
Net realized and unrealized gain (loss)	.183	.250	(.038)	.086	(.188)
Total from investment operations	.324	.400	.097	.208	(.070)
Distributions from net investment income	(.142)	(.150)	(.135)	(.121)	(.118)
Distributions from net realized gain	(.012)	(.020)	(.002)	(.007)	(.002)
Total distributions	(.154)	(.170)	(.137)	(.128)	(.120)
Redemption fees added to paid in capitalA	–	–	–	–	–B
Net asset value, end of period	$10.89	$10.72	$10.49	$10.53	$10.45
Total ReturnC,D	3.04%	3.83%	.93%	2.00%	(.68)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.80%	.80%	.81%	.81%	.80%
Expenses net of fee waivers, if any	.66%	.78%	.81%	.81%	.80%
Expenses net of all reductions	.66%	.78%	.81%	.81%	.80%
Net investment income (loss)	1.31%	1.41%	1.28%	1.15%	1.10%
Supplemental Data
Net assets, end of period (in millions)	$202	$180	$155	$234	$317
Portfolio turnover rateG	19%	43%	27%H	33%	31%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Limited Term Municipal Income Fund Class M

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$10.70	$10.47	$10.51	$10.43	$10.62
Income from Investment Operations
Net investment income (loss)A	.142	.154	.139	.126	.121
Net realized and unrealized gain (loss)	.182	.250	(.038)	.087	(.188)
Total from investment operations	.324	.404	.101	.213	(.067)
Distributions from net investment income	(.142)	(.154)	(.139)	(.126)	(.121)
Distributions from net realized gain	(.012)	(.020)	(.002)	(.007)	(.002)
Total distributions	(.154)	(.174)	(.141)	(.133)	(.123)
Redemption fees added to paid in capitalA	–	–	–	–	–B
Net asset value, end of period	$10.87	$10.70	$10.47	$10.51	$10.43
Total ReturnC,D	3.06%	3.88%	.98%	2.04%	(.65)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.74%	.75%	.76%	.77%	.77%
Expenses net of fee waivers, if any	.65%	.74%	.76%	.76%	.77%
Expenses net of all reductions	.65%	.74%	.76%	.76%	.77%
Net investment income (loss)	1.32%	1.45%	1.33%	1.19%	1.14%
Supplemental Data
Net assets, end of period (in millions)	$10	$12	$15	$17	$20
Portfolio turnover rateG	19%	43%	27%H	33%	31%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Limited Term Municipal Income Fund Class C

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$10.70	$10.47	$10.51	$10.43	$10.62
Income from Investment Operations
Net investment income (loss)A	.064	.072	.057	.043	.038
Net realized and unrealized gain (loss)	.182	.250	(.038)	.087	(.188)
Total from investment operations	.246	.322	.019	.130	(.150)
Distributions from net investment income	(.064)	(.072)	(.057)	(.043)	(.038)
Distributions from net realized gain	(.012)	(.020)	(.002)	(.007)	(.002)
Total distributions	(.076)	(.092)	(.059)	(.050)	(.040)
Redemption fees added to paid in capitalA	–	–	–	–	–B
Net asset value, end of period	$10.87	$10.70	$10.47	$10.51	$10.43
Total ReturnC,D	2.31%	3.08%	.19%	1.24%	(1.42)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.52%	1.54%	1.55%	1.55%	1.55%
Expenses net of fee waivers, if any	1.38%	1.52%	1.55%	1.55%	1.55%
Expenses net of all reductions	1.38%	1.52%	1.54%	1.55%	1.55%
Net investment income (loss)	.59%	.67%	.55%	.41%	.35%
Supplemental Data
Net assets, end of period (in millions)	$15	$20	$32	$40	$53
Portfolio turnover rateG	19%	43%	27%H	33%	31%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Limited Term Municipal Income Fund

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$10.70	$10.47	$10.51	$10.43	$10.63
Income from Investment Operations
Net investment income (loss)A	.172	.185	.170	.157	.152
Net realized and unrealized gain (loss)	.182	.250	(.038)	.087	(.198)
Total from investment operations	.354	.435	.132	.244	(.046)
Distributions from net investment income	(.172)	(.185)	(.170)	(.157)	(.152)
Distributions from net realized gain	(.012)	(.020)	(.002)	(.007)	(.002)
Total distributions	(.184)	(.205)	(.172)	(.164)	(.154)
Redemption fees added to paid in capitalA	–	–	–	–	–B
Net asset value, end of period	$10.87	$10.70	$10.47	$10.51	$10.43
Total ReturnC	3.34%	4.18%	1.28%	2.35%	(.45)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.46%	.46%	.46%	.47%	.48%
Expenses net of fee waivers, if any	.37%	.45%	.46%	.47%	.48%
Expenses net of all reductions	.37%	.45%	.46%	.47%	.48%
Net investment income (loss)	1.60%	1.74%	1.63%	1.49%	1.43%
Supplemental Data
Net assets, end of period (in millions)	$2,420	$2,245	$2,393	$2,740	$2,779
Portfolio turnover rateF	19%	43%	27%G	33%	31%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Limited Term Municipal Income Fund Class I

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$10.71	$10.48	$10.51	$10.44	$10.63
Income from Investment Operations
Net investment income (loss)A	.172	.178	.162	.149	.145
Net realized and unrealized gain (loss)	.183	.250	(.028)	.077	(.188)
Total from investment operations	.355	.428	.134	.226	(.043)
Distributions from net investment income	(.173)	(.178)	(.162)	(.149)	(.145)
Distributions from net realized gain	(.012)	(.020)	(.002)	(.007)	(.002)
Total distributions	(.185)	(.198)	(.164)	(.156)	(.147)
Redemption fees added to paid in capitalA	–	–	–	–	–B
Net asset value, end of period	$10.88	$10.71	$10.48	$10.51	$10.44
Total ReturnC	3.34%	4.11%	1.29%	2.17%	(.42)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.55%	.54%	.54%	.54%	.55%
Expenses net of fee waivers, if any	.37%	.51%	.54%	.54%	.55%
Expenses net of all reductions	.37%	.51%	.54%	.54%	.54%
Net investment income (loss)	1.60%	1.68%	1.55%	1.42%	1.36%
Supplemental Data
Net assets, end of period (in millions)	$335	$276	$269	$327	$297
Portfolio turnover rateF	19%	43%	27%G	33%	31%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Limited Term Municipal Income Fund Class Z

Years ended December 31,	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.71	$10.48	$10.41
Income from Investment Operations
Net investment income (loss)B	.178	.189	.048
Net realized and unrealized gain (loss)	.173	.250	.067
Total from investment operations	.351	.439	.115
Distributions from net investment income	(.179)	(.189)	(.045)
Distributions from net realized gain	(.012)	(.020)	–
Total distributions	(.191)	(.209)	(.045)
Redemption fees added to paid in capitalB	–	–	–
Net asset value, end of period	$10.87	$10.71	$10.48
Total ReturnC,D	3.31%	4.22%	1.11%
Ratios to Average Net AssetsE,F
Expenses before reductions	.43%	.43%	.43%G
Expenses net of fee waivers, if any	.31%	.40%	.43%G
Expenses net of all reductions	.31%	.40%	.43%G
Net investment income (loss)	1.66%	1.79%	1.78%G
Supplemental Data
Net assets, end of period (in millions)	$336	$214	$28
Portfolio turnover rateH	19%	43%	27%I

 A For the period October 2, 2018 (commencement of sale of shares) to December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2020
(Amounts in thousands except percentages)

1. Organization.

Fidelity Limited Term Municipal Income Fund (the Fund) is a fund of Fidelity Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Limited Term Municipal Income, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2020 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$99,870
Gross unrealized depreciation	(741)
Net unrealized appreciation (depreciation)	$99,129
Tax Cost	$3,192,394

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$6
Net unrealized appreciation (depreciation) on securities and other investments	$99,128

The tax character of distributions paid was as follows:

	December 31, 2020	December 31, 2019
Tax-exempt Income	$47,915	$49,095
Ordinary Income	278	1,087
Long-term Capital Gains	3,239	4,348
Total	$51,432	$ 54,530

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Limited Term Municipal Income Fund	937,425	541,106

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .35% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$457	$81
Class M	-%	.25%	27	–
Class C	.75%	.25%	170	17
			$654	$98

Sales Load. FDC may receive a front-end sales charge of up to 2.75% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% or .50% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$16
Class M	1
Class C(a)	8
$25

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$320.18
Class M	12.11
Class C	25.15
Limited Term Municipal Income	1,943.09
Class I	499.17
Class Z	131.05
	$2,930

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Limited Term Municipal Income Fund	.02

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note, and amounted to $0 and $10,970, respectively.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Limited Term Municipal Income Fund	$7

During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2022. Some expenses, for example the compensation of the independent Trustees and certain other expenses such as interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	.66%	$260
Class M	.65%	10
Class C	1.38%	25
Limited Term Municipal Income	.37%	2,113
Class I	.37%	521
Class Z	.31%	306
		$3,235

Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $7.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $6.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2020	Year ended December 31, 2019
Distributions to shareholders
Class A	$2,606	$2,547
Class M	156	221
Class C	121	205
Limited Term Municipal Income	38,803	43,617
Class I	5,099	5,131
Class Z	4,647	2,809
Total	$51,432	$54,530

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2020	Year ended December 31, 2019	Year ended December 31, 2020	Year ended December 31, 2019
Class A
Shares sold	6,740	6,700	$72,679	$71,541
Reinvestment of distributions	232	229	2,499	2,441
Shares redeemed	(5,142)	(4,941)	(54,968)	(52,652)
Net increase (decrease)	1,830	1,988	$20,210	$21,330
Class M
Shares sold	267	103	$2,823	$1,100
Reinvestment of distributions	14	20	145	211
Shares redeemed	(505)	(455)	(5,432)	(4,851)
Net increase (decrease)	(224)	(332)	$(2,464)	$(3,540)
Class C
Shares sold	383	314	$4,111	$3,349
Reinvestment of distributions	10	17	110	178
Shares redeemed	(863)	(1,516)	(9,248)	(16,099)
Net increase (decrease)	(470)	(1,185)	$(5,027)	$(12,572)
Limited Term Municipal Income
Shares sold	74,997	41,077	$806,919	$437,144
Reinvestment of distributions	2,638	3,036	28,386	32,356
Shares redeemed	(64,776)	(62,869)	(691,829)	(667,600)
Net increase (decrease)	12,859	(18,756)	$143,476	$(198,100)
Class I
Shares sold	16,173	8,640	$173,940	$91,893
Reinvestment of distributions	434	424	4,668	4,522
Shares redeemed	(11,558)	(8,939)	(123,393)	(95,152)
Net increase (decrease)	5,049	125	$55,215	$1,263
Class Z
Shares sold	17,243	20,895	$185,601	$222,339
Reinvestment of distributions	326	208	3,508	2,225
Shares redeemed	(6,670)	(3,703)	(71,135)	(39,497)
Net increase (decrease)	10,899	17,400	$117,974	$185,067

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Municipal Trust and Shareholders of Fidelity Limited Term Municipal Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Limited Term Municipal Income Fund (one of the funds constituting Fidelity Municipal Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 10, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 280 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period-B July 1, 2020 to December 31, 2020
Fidelity Limited Term Municipal Income Fund
Class A	.66%
Actual		$1,000.00	$1,017.20	$3.35
Hypothetical-C		$1,000.00	$1,021.82	$3.35
Class M	.65%
Actual		$1,000.00	$1,017.30	$3.30
Hypothetical-C		$1,000.00	$1,021.87	$3.30
Class C	1.38%
Actual		$1,000.00	$1,013.50	$6.98
Hypothetical-C		$1,000.00	$1,018.20	$7.00
Limited Term Municipal Income	.37%
Actual		$1,000.00	$1,018.70	$1.88
Hypothetical-C		$1,000.00	$1,023.28	$1.88
Class I	.37%
Actual		$1,000.00	$1,019.60	$1.88
Hypothetical-C		$1,000.00	$1,023.28	$1.88
Class Z	.31%
Actual		$1,000.00	$1,019.00	$1.57
Hypothetical-C		$1,000.00	$1,023.58	$1.58

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2020, $2,726,009, or, if subsequently determined to be different, the net capital gain of such year.

During fiscal year ended 2020, 100% of the fund's income dividends were free from federal income tax, and 17.44% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Limited Term Municipal Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds or classes and index funds; (vii) lowering expenses for certain funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in March 2020 and July 2020.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to appropriate peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Limited Term Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2019.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2019.

The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, Class Z, and the retail class of the fund to the extent that total operating expenses, with certain exceptions, as a percentage of their respective average net assets, exceed 0.66%, 0.65%, 1.38%, 0.37%, 0.31%, and 0.37% through April 30, 2021.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation agreements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and outflows from actively managed equity funds; and (viii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

STM-ANN-0221
1.536709.124

Fidelity® Conservative Income Municipal Bond Fund

Annual Report

December 31, 2020

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2020	Past 1 year	Past 5 years	Life of fundA
Fidelity® Conservative Income Municipal Bond Fund	0.78%	1.05%	0.85%
Institutional Class	0.88%	1.17%	0.96%

 A From October 15, 2013

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Conservative Income Municipal Bond Fund, a class of the fund, on October 15, 2013, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond 1 Year (1-2 Y) Index performed over the same period.

Period Ending Values
$10,629	Fidelity® Conservative Income Municipal Bond Fund
$10,884	Bloomberg Barclays Municipal Bond 1 Year (1-2 Y) Index

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds posted a gain for 2020, overcoming market volatility related to economic and credit fears caused by the coronavirus. The Bloomberg Barclays Municipal Bond Index rose 5.21% for the year. After gaining 7.54% in 2019, munis began 2020 on an upswing, driven by robust demand. By the second week of March, however, the outbreak and spread of COVID-19 raised the prospect of a broad economic slowdown that would present financial challenges for muni issuers across sectors. For example, revenue bonds used to finance airport projects were hampered by a sharp reduction in air travel. Also, bonds issued by hospitals received scrutiny due to uncertain reimbursement for coronavirus-related treatment and the halt of elective procedures. State and local government tax revenue was impacted by the delay in the income-tax filing date to July 15 and the collapse in revenue from sales taxes, activity taxes and fees. Muni yields rose substantially amid this uncertainty. The U.S. Federal Reserve responded to the risk of rapid economic contraction and dysfunction in the credit markets by lowering the fed funds rate, purchasing taxable bonds and launching lending facilities, while Congress passed substantial fiscal stimulus. This led to increased market liquidity and a return of new issuance in the primary market. Demand for municipal bonds, coupled with better-than-expected economic data, drove down muni yields and credit spreads through December 31.

Comments from Co-Portfolio Managers Doug McGinley, Robert Mandeville and Elizah McLaughlin:  For 2020, the fund's share classes returned 0.88%, slightly trailing, net of fees, the 1.22% return of the Composite index, an equal-weighted blend of the Bloomberg Barclays Municipal Bond 1 Year (1-2Y) Index and the iMoneyNet All Tax-Free National Retail Money Market Funds Average™. In managing the fund the past 12 months, we continued to pursue our long-held strategy of trying to capture a high level of current income consistent with preservation of capital. Our ongoing emphasis on higher-yielding fixed- and variable-rate securities (rated A and BBB) added value. Securities in these credit-quality tiers generally outpaced the index, providing incremental income to the fund and generating above-average price gains for the year. In terms of sector allocation, larger-than-benchmark exposure to the health care and airport sectors, two higher-yielding groups, contributed on a relative basis. Our simultaneous underweighting in highly rated sectors, including pre-refunded bonds and state general-obligation securities, also helped. Overweighting state-backed bonds from Illinois, many of which matured during the period, added value as well. In contrast, the fund's shorter duration (interest-rate positioning) detracted because it prevented the fund from participating as fully as the benchmark when short-term muni yields declined.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Maturity Diversification as of December 31, 2020

% of fund's investments
1 - 7	54.6
8 - 30	0.7
31 - 60	2.2
61 - 90	2.4
91 - 180	7.7
> 180	32.4

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Top Five States as of December 31, 2020

% of fund's net assets
Texas	11.4
New York	8.3
New Jersey	6.1
California	6.1
Georgia	5.0

Top Five Sectors as of December 31, 2020

% of fund's net assets
Synthetics	18.3
General Obligations	15.0
Industrial Development	13.4
Other	12.9
Transportation	12.8

Quality Diversification (% of fund's net assets)

As of December 31, 2020
AAA	0.8%
AA,A	33.6%
BBB	4.2%
Short-Term Investments and Net Other Assets	61.4%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments December 31, 2020

Showing Percentage of Net Assets

Municipal Bonds - 37.9%
	Principal Amount	Value
Alabama - 0.9%
Alabama 21st Century Auth. Tobacco Settlement Rev. Series 2012 A, 5% 6/1/21	1,450,000	1,479,102
Black Belt Energy Gas District Bonds:
Series 2016 A, 4%, tender 6/1/21 (a)	$21,050,000	$21,297,287
Series 2017 A, 4%, tender 7/1/22 (a)	6,990,000	7,340,968
Mobile Indl. Dev. Board Poll. Cont. Rev. Bonds (Alabama Pwr. Co. Barry Plant Proj.) Series 2008, 2.9%, tender 12/12/23 (a)	300,000	322,427

TOTAL ALABAMA		30,439,784

Alaska - 1.0%
Valdez Marine Term. Rev. (BP Pipelines (Alaska), Inc. Proj.):
Series 2003 B, 5% 1/1/21	19,660,000	19,660,000
Series 2003 C, 5% 1/1/21	15,725,000	15,725,000

TOTAL ALASKA		35,385,000

Arizona - 0.9%
Arizona Board of Regents Ctfs. of Prtn.:
(Univ. of Arizona Proj.) Series 2018 A, 5% 6/1/22	730,000	775,954
Series 2015 A, 5% 6/1/22	515,000	547,419
Arizona Ctfs. of Prtn. Series 2019 A, 5% 10/1/21	920,000	953,217
Chandler Indl. Dev. Auth. Indl. Dev. Rev. Bonds (Intel Corp. Proj.):
Series 2007, 2.7%, tender 8/14/23 (a)(b)	1,905,000	2,012,442
Series 2019, 5%, tender 6/3/24 (a)(b)	9,805,000	11,277,417
Coconino County Poll. Cont. Corp. Rev. Bonds Series 2017 A, 1.875%, tender 3/31/23 (a)(b)	750,000	760,095
Glendale Gen. Oblig. Series 2015, 4% 7/1/21 (FSA Insured)	1,445,000	1,471,962
Maricopa County Rev. Bonds:
Series 2019 B, SIFMA Municipal Swap Index + 0.380% 0.47%, tender 10/18/22 (a)(c)	8,270,000	8,254,287
Series B, 5%, tender 10/18/22 (a)	2,930,000	3,162,994
McAllister Academic Village LLC Rev. (Arizona State Univ. Hassayampa Academic Village Proj.) Series 2016, 5% 7/1/21	1,735,000	1,775,153
Phoenix Civic Impt. Board Arpt. Rev. Series 2018, 5% 7/1/22 (b)	1,000,000	1,062,350
Yavapai County Indl. Dev. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2002, 2.8%, tender 6/1/21 (a)(b)	350,000	353,257

TOTAL ARIZONA		32,406,547

Arkansas - 0.1%
Little Rock School District Series 2017, 3% 2/1/21	3,255,000	3,261,671
California - 2.2%
California Health Facilities Fing. Auth. Rev.:
Bonds Series 2017 A, 5%, tender 11/1/22 (a)	12,680,000	13,781,638
Series 2017 A, 5% 11/15/21	550,000	572,848
California Infrastructure and Econ. Dev. Bank Rev. Bonds:
Series 2018 A, 1 month U.S. LIBOR + 0.380% 0.482%, tender 1/7/21 (a)(c)	21,390,000	21,387,754
Series 2018 C, 1 month U.S. LIBOR + 0.380% 0.482%, tender 1/7/21 (a)(c)	9,460,000	9,459,007
Series 2018 D, 1 month U.S. LIBOR + 0.380% 0.482%, tender 1/6/21 (a)(c)	5,100,000	5,099,465
Los Angeles Dept. Arpt. Rev.:
Series 2017 B, 5% 5/15/23 (b)	1,700,000	1,884,603
Series 2018 C, 5% 5/15/22 (b)	6,490,000	6,898,481
Series 2019 A, 5% 5/15/23 (b)	765,000	848,071
Series 2019 C, 5% 5/15/21	2,000,000	2,034,558
Series A, 5% 5/15/21	1,000,000	1,017,575
Port of Oakland Rev. Series 2011 O, 5% 5/1/22 (b)	4,290,000	4,354,994
San Diego County Reg'l. Arpt. Auth. Arpt. Rev. Series 2013 B, 5% 7/1/21 (b)	2,900,000	2,963,207
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev.:
Series 2013 A, 5% 5/1/22 (b)	920,000	975,117
Series 2016 A, 5% 5/1/22	2,700,000	2,865,456
Series 2017 D, 5% 5/1/21 (b)	1,000,000	1,014,693

TOTAL CALIFORNIA		75,157,467

Colorado - 1.2%
Colorado Health Facilities Auth. Bonds (Valley View Hosp. Assoc. Proj.) Series 2018, 2.8%, tender 5/15/23 (a)	950,000	990,717
Colorado Univ. Co. Hosp. Auth. Rev. Bonds Series 2017C-2, 5%, tender 3/1/22 (a)	2,955,000	3,042,113
Denver City & County Arpt. Rev.:
(Sub Lien Proj.) Series 2013 A, 5% 11/15/21 (b)	1,210,000	1,256,828
Series 2011 A, 5% 11/15/21 (b)	5,750,000	5,972,530
Series 2012 A, 5% 11/15/22 (b)	1,000,000	1,083,060
Series 2013 A, 5% 11/15/22 (b)	800,000	864,888
Series 2013 B, 5% 11/15/22	225,000	244,478
Series 2020 A1:
5% 11/15/21	2,215,000	2,305,045
5% 11/15/22	8,800,000	9,561,816
Series 2020 A2:
5% 11/15/21	5,730,000	5,962,939
5% 11/15/22	3,385,000	3,678,039
Series 2020 B1:
5% 11/15/21 (b)	2,120,000	2,202,046
5% 11/15/22 (b)	2,230,000	2,415,224
Vauxmont Metropolitan District Series 2020, 5% 12/1/23 (FSA Insured)	195,000	218,304

TOTAL COLORADO		39,798,027

Connecticut - 2.6%
Connecticut Gen. Oblig.:
Series 2011 D, 5% 11/1/22	395,000	410,433
Series 2012 B, 5% 4/15/23	650,000	689,065
Series 2013 A, 5% 10/15/22	4,315,000	4,679,143
Series 2013 E, 5% 8/15/21	1,150,000	1,183,549
Series 2014 C, 5% 6/15/22	5,620,000	6,005,476
Series 2014 D, 5% 6/15/22	855,000	913,644
Series 2015 C, SIFMA Municipal Swap Index + 0.900% 0.99% 6/15/21 (a)(c)	4,900,000	4,913,312
Series 2016 B:
5% 5/15/21	5,795,000	5,894,917
5% 5/15/23	1,470,000	1,631,847
Series 2016 E:
5% 10/15/21	475,000	492,633
5% 10/15/23	1,210,000	1,366,272
Series 2016 G, 5% 11/1/21	2,650,000	2,753,991
Series 2018 B:
5% 4/15/21	3,435,000	3,480,558
5% 4/15/22	2,080,000	2,206,506
Series 2018 E, 5% 9/15/21	3,900,000	4,029,276
Series 2018 F:
5% 9/15/21	1,350,000	1,394,749
5% 9/15/22	5,740,000	6,201,726
Series 2019 A:
5% 4/15/21	3,545,000	3,592,017
5% 4/15/23	3,860,000	4,271,129
Series 2020 B, 5% 1/15/23	1,265,000	1,385,377
Series A:
3% 1/15/22 (d)	550,000	565,588
3% 1/15/23 (d)	600,000	632,808
3% 1/15/24 (d)	500,000	539,825
3% 4/15/24	500,000	543,090
4% 1/15/24 (d)	330,000	366,208
5% 3/15/22	8,915,000	9,421,907
Series B, 5% 5/15/23	1,920,000	1,952,966
Series C, 5% 6/1/24	2,245,000	2,393,395
Series F, 5% 11/15/21	590,000	614,247
Connecticut Health & Edl. Facilities Auth. Rev. (Quinnipiac Univ., Ct Proj.) Series 2016 M, 5% 7/1/21	1,040,000	1,063,705
Connecticut Higher Ed. Supplemental Ln. Auth. Rev.:
(Chesla Ln. Prog.) Series 2017 A, 5% 11/15/21 (b)	650,000	674,753
(Chesla Loan Prog.):
Series B, 5% 11/15/22 (b)	125,000	134,090
Series C:
5% 11/15/21	100,000	103,844
5% 11/15/22	175,000	189,079
5% 11/15/23	225,000	252,239
Connecticut Hsg. Fin. Auth.:
Series C:
5% 5/15/22 (b)	1,000,000	1,061,520
5% 5/15/23 (b)	445,000	491,102
Sseries C, 5% 11/15/22 (b)	1,045,000	1,132,738
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev.:
Series 2011 A, 5% 12/1/22	675,000	704,045
Series 2015 A, 5% 8/1/22	500,000	537,325
Series 2016 A, 5% 9/1/21	1,880,000	1,938,830
Series 2018 A, 5% 1/1/22	1,195,000	1,251,271
Series A:
4% 5/1/21	500,000	506,083
5% 1/1/21	1,100,000	1,100,000
5% 12/1/21	500,000	521,608
5% 10/1/22	1,500,000	1,623,825
5% 5/1/23	1,275,000	1,413,095
Series B, 5% 10/1/21	245,000	253,641
New Britain Gen. Oblig. Series 2017 A, 5% 3/1/21 (Escrowed to Maturity)	255,000	256,926

TOTAL CONNECTICUT		89,735,373

Delaware - 0.0%
Delaware Trans. Auth. Grant Series 2020, 5% 9/1/24	750,000	877,260
District Of Columbia - 0.5%
Metropolitan Washington DC Arpts. Auth. Sys. Rev.:
Series 2011 C:
5% 10/1/21 (b)	105,000	108,559
5% 10/1/22 (b)	1,695,000	1,749,240
Series 2013 A, 5% 10/1/22 (b)	1,000,000	1,075,810
Series 2014 A, 5% 10/1/21 (b)	610,000	630,678
Series 2017 A, 5% 10/1/21 (b)	1,760,000	1,819,662
Series 2019 A:
5% 10/1/21 (b)	380,000	392,881
5% 10/1/22 (b)	220,000	236,678
Series 2020 A:
5% 10/1/21 (b)	2,490,000	2,574,408
5% 10/1/22 (b)	3,625,000	3,899,811
5% 10/1/23 (b)	1,910,000	2,146,038
Series 2020 B, 5% 10/1/21	1,260,000	1,304,149

TOTAL DISTRICT OF COLUMBIA		15,937,914

Florida - 1.8%
Broward County Arpt. Sys. Rev.:
Series 2012 P-1, 5% 10/1/22 (b)	625,000	673,631
Series 2019 A:
5% 10/1/21 (b)	2,400,000	2,479,899
5% 10/1/22 (b)	1,585,000	1,708,329
Series 2019 B, 5% 10/1/22 (b)	865,000	932,306
Broward County Port Facilities Rev. Series 2011 B:
5% 9/1/21 (b)	905,000	929,612
5% 9/1/21 (Escrowed to Maturity) (b)	430,000	443,079
5% 9/1/22 (b)	330,000	338,092
5% 9/1/22 (Pre-Refunded to 9/1/21 @ 100) (b)	670,000	690,381
Citizens Property Ins. Corp.:
Series 2012 A1:
5% 6/1/21	12,680,000	12,926,589
5% 6/1/22	475,000	506,844
Series 2015 A1, 5% 6/1/22	7,980,000	8,324,896
Collier County School Board Ctfs. of Prtn. Series 2005 A, 5.25% 2/15/21 (FSA Insured)	850,000	854,755
Escambia County Poll. Cont. Rev. (Gulf Pwr. Co. Proj.) Series 2003, 2.6% 6/1/23	5,150,000	5,416,255
Greater Orlando Aviation Auth. Arpt. Facilities Rev.:
Series 2015 A, 4% 10/1/22 (b)	1,070,000	1,133,793
Series 2019 A, 5% 10/1/22 (b)	4,430,000	4,770,667
Jacksonville Elec. Auth. Elec. Sys. Rev. Series 2014 A, 5% 10/1/21	1,385,000	1,431,634
Miami-Dade County Aviation Rev.:
Series 2012 A:
5% 10/1/21 (b)	860,000	888,304
5% 10/1/22 (b)	1,285,000	1,383,817
Series 2014, 5% 10/1/21 (b)	820,000	846,988
Series 2015 A, 5% 10/1/21 (b)	790,000	816,000
Series 2019 C, 5% 10/1/21	1,000,000	1,034,887
Miami-Dade County Expressway Auth.:
(Waste Mgmt., Inc. of Florida Proj.) Series 2013 A, 5% 7/1/21	1,505,000	1,536,827
Series 2014 B, 5% 7/1/21	685,000	699,486
Miami-Dade County Indl. Dev. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt. of Florida Proj.) Series 2018, 2.85%, tender 8/2/21 (a)(b)	1,560,000	1,579,661
Miami-Dade County School Board Ctfs. of Prtn.:
( Miami-Dade County School District Proj.) Series 2016 C, 5% 2/1/21	1,110,000	1,113,836
Series 2015 A, 5% 5/1/21	1,140,000	1,157,577
Orange County Health Facilities Auth. Series B:
5% 10/1/21	2,670,000	2,757,875
5% 10/1/22	2,605,000	2,805,325
Palm Beach County School Board Ctfs. of Prtn. Series 2014 B, 5% 8/1/21	755,000	775,670

TOTAL FLORIDA		60,957,015

Georgia - 3.6%
Atlanta Arpt. Passenger Facilities Charge Rev. Series 2019 F, 5% 7/1/22	10,000,000	10,703,900
Atlanta Arpt. Rev. Series 2010 C, 5.75% 1/1/22	3,805,000	3,805,000
Bartow County Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Bowen Proj.):
Series 2009 1st, 2.75%, tender 3/15/23 (a)	100,000	104,295
Series 2013, 1.55%, tender 8/19/22 (a)	3,530,000	3,586,339
Cobb County Kennestone Hosp. Auth. Rev. (Wellstar Health Sys., Inc. Proj.) Series 2017 A, 5% 4/1/21	300,000	303,282
DeKalb Private Hosp. Auth. Rev. Series 2019 B, 5% 7/1/21	1,370,000	1,401,912
Fulton County Dev. Auth. Hosp. R (Wellstar Health Sys., Inc. Proj.) Series 2017 A, 5% 4/1/21	245,000	247,681
Georgia Muni. Elec. Auth. Pwr. Rev.:
Series 2008 A, 5.25% 1/1/21	400,000	400,000
Series 2011 A, 5% 1/1/21	12,435,000	12,435,000
Series 2011 B:
5% 1/1/21	1,140,000	1,140,000
5% 1/1/21	770,000	770,000
Series 2012 A, 5% 11/1/21	1,200,000	1,246,683
Series 2015 A, 5% 1/1/21	745,000	745,000
Series 2016 A, 4% 1/1/21	870,000	870,000
Series 2019 A, 5% 1/1/21	600,000	600,000
Series 2020 A:
3% 11/1/21	820,000	838,440
3% 11/1/22	650,000	681,382
4% 11/1/23	895,000	986,487
4% 11/1/24	1,380,000	1,566,659
5% 1/1/22	1,800,000	1,882,922
5% 1/1/22	1,000,000	1,046,068
5% 1/1/23	2,775,000	3,028,191
5% 1/1/23	1,250,000	1,364,050
Series C, 5% 1/1/22	1,135,000	1,187,287
Series GG, 5% 1/1/21	635,000	635,000
Griffin-Spalding County Hosp. (Wellstar Health Sys., Inc. Proj.) Series 2017 A, 3% 4/1/21	100,000	100,617
Lagrange-Troup County Hosp. Rev. (Wellstar Health Sys., Inc. Proj.) Series 2017 A, 5% 4/1/21	240,000	242,626
Main Street Natural Gas, Inc. Bonds:
Series 2018 A, 4%, tender 9/1/23 (a)	4,980,000	5,424,166
Series 2018 C, 4%, tender 12/1/23 (a)	1,615,000	1,771,219
Series 2018 E, SIFMA Municipal Swap Index + 0.570% 0.66%, tender 12/1/23 (a)(c)	40,030,000	40,122,870
Seroes 2018 B, 1 month U.S. LIBOR + 0.750% 0.854%, tender 9/1/23 (a)(c)	23,345,000	23,384,453

TOTAL GEORGIA		122,621,529

Hawaii - 0.1%
Hawaii Gen. Oblig. Series FG, 5% 10/1/21	1,550,000	1,605,727
State of Hawaii Dept. of Trans. Series 2013:
5% 8/1/21 (FSA Insured) (b)	700,000	716,421
5% 8/1/22 (b)	750,000	795,465

TOTAL HAWAII		3,117,613

Idaho - 0.0%
Idaho Hsg. & Fin. Assoc. Single Family Mtg. (Idaho St Garvee Proj.) Series 2017 A, 5% 7/15/21	660,000	675,598
Illinois - 1.8%
Champaign County Cmnty. Unit:
Series 2017, 5% 1/1/21	745,000	745,000
Series 2020 A, 0% 1/1/23	200,000	197,760
Chicago Midway Arpt. Rev. Series 2014 A, 5% 1/1/22 (b)	2,000,000	2,086,430
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2012 B, 5% 1/1/22 (b)	4,720,000	4,926,375
Series 2013 A:
5% 1/1/21 (b)	4,800,000	4,800,000
5% 1/1/22 (Escrowed to Maturity) (b)	2,100,000	2,195,884
5% 1/1/23 (b)	1,835,000	1,991,709
Series 2013 B, 5% 1/1/21	500,000	500,000
Series 2015 B, 5% 1/1/21	1,780,000	1,780,000
Series 2015 C, 5% 1/1/22 (b)	900,000	939,351
Series 2017 C, 5% 1/1/22	500,000	523,136
Chicago Transit Auth. Cap. Grant Receipts Rev. Series 2017, 5% 6/1/21	975,000	992,224
Cook County Gen. Oblig. Series 2012 C, 5% 11/15/22	1,145,000	1,231,436
Illinois Fin. Auth. Rev.:
Bonds:
(Ascension Health Cr. Group Proj.) Series 2012 E2, 1.75%, tender 4/1/21 (a)	2,100,000	2,107,363
Series 2017 B, 5%, tender 12/15/22 (a)	400,000	435,052
Series 2011 A, 5% 8/15/21	775,000	795,135
Series 2019:
5% 9/1/21	465,000	473,323
5% 9/1/22	225,000	238,970
Illinois Gen. Oblig.:
Series 2012, 5% 8/1/22 (FSA Insured)	7,845,000	8,325,585
Series 2016, 5% 2/1/21	150,000	150,438
Illinois Muni. Elec. Agcy. Pwr. Supply:
Series 2015 A, 5% 2/1/21	1,390,000	1,394,608
Series C, 5.25% 2/1/21	1,250,000	1,254,369
Illinois Reg'l. Trans. Auth.:
Series 2000, 6.25% 7/1/21	1,000,000	1,029,548
Series 2017 A, 5% 7/1/21	520,000	532,190
Series 2018 B, 5% 6/1/21	2,000,000	2,038,894
Illinois Toll Hwy. Auth. Toll Hwy. Rev.:
Series 2014 A, 5% 12/1/22	3,330,000	3,632,497
Series A, 5% 1/1/21	985,000	985,000
Kendall, Kane & Will Counties Cmnty. Unit School District #308 Series 2011, 5.5% 2/1/23	1,470,000	1,612,370
Railsplitter Tobacco Settlement Auth. Rev.:
Series 2010, 5.25% 6/1/21	1,100,000	1,121,729
Series 2017:
5% 6/1/22	4,200,000	4,466,112
5% 6/1/23	4,420,000	4,890,863
Univ. of Illinois Board of Trustees Ctfs. of Prtn. Series 2014 C, 5% 3/15/23	520,000	569,176
Univ. of Illinois Rev.:
Series 2005 A, 5.5% 4/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,300,000	1,314,755
Series 2013 A, 5% 4/1/22	180,000	189,437
Series 2018 A, 5% 4/1/21	850,000	858,636
Series 2019 A, 5% 4/1/21	610,000	616,198
Waukegan Gen. Oblig. Series 2018 B, 4% 12/30/22 (FSA Insured)	600,000	640,218

TOTAL ILLINOIS		62,581,771

Indiana - 1.6%
Indiana Dev. Fin. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2001, 2.95%, tender 10/1/21 (a)(b)	1,580,000	1,606,734
Indiana Fin. Auth. Hosp. Rev. Bonds:
Series 2011 H, 1.65%, tender 7/1/22 (a)	1,555,000	1,575,557
Series 2011 I, 1.65%, tender 7/1/22 (a)	5,000,000	5,066,100
Series 2011 L:
SIFMA Municipal Swap Index + 0.280% 0.37%, tender 1/7/21 (a)(c)	6,600,000	6,599,743
SIFMA Municipal Swap Index + 0.280% 0.37%, tender 1/7/21 (a)(c)	7,100,000	7,099,722
Series 2015 B, 1.65%, tender 7/2/22 (a)	6,210,000	6,292,096
Indianapolis Local Pub. Impt. (Indianapolis Arpt. Auth. Proj.) Series 2016 A1, 5% 1/1/21 (b)	1,600,000	1,600,000
Whiting Envir. Facilities Rev.:
(BP Products North America, Inc. Proj.) Series 2009, 5.25% 1/1/21	11,040,000	11,040,000
Bonds (BP Products North America, Inc. Proj.):
Series 2015, 5%, tender 11/1/22 (a)(b)	3,255,000	3,530,308
Series 2016 A, 5%, tender 3/1/23 (a)(b)	8,700,000	9,544,161

TOTAL INDIANA		53,954,421

Iowa - 0.0%
Iowa Fin. Auth. Rev. Series 2018 B, 5% 2/15/23	515,000	564,291
Kentucky - 2.1%
Carroll County Envir. Facilities Rev. Bonds (Kentucky Utils. Co. Proj.) Series 2008 A, 1.2%, tender 6/1/21 (a)(b)	210,000	210,424
Kentucky Asset/Liability Commission Agcy. Fund Rev. Series A:
3% 9/1/22	500,000	522,360
5% 9/1/22	3,750,000	4,041,488
Kentucky State Property & Buildings Commission Rev.:
(Kentucky St Proj.) Series D, 5% 5/1/21	6,955,000	7,059,481
(Kentucky St Proj.) Series 2005 5% 8/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,785,000	6,965,976
Series 2016:
3% 4/1/21	850,000	854,672
3% 4/1/22	895,000	920,346
5% 11/1/21	900,000	934,479
Series 2017:
5% 4/1/22	1,155,000	1,221,482
5% 4/1/23	1,290,000	1,420,806
5% 4/1/24	2,300,000	2,626,301
Series 2018:
5% 5/1/21	2,425,000	2,461,429
5% 5/1/23	3,545,000	3,917,615
Series A:
5% 11/1/21	650,000	674,901
5% 8/1/22	4,290,000	4,403,942
5% 10/1/22	1,025,000	1,107,554
5% 8/1/23	625,000	696,775
5% 11/1/23	1,030,000	1,159,214
Series B:
5% 8/1/21	2,340,000	2,402,415
5% 11/1/21	1,620,000	1,682,061
5% 11/1/22	1,555,000	1,686,226
5% 8/1/23	2,460,000	2,742,506
Series C, 5% 11/1/21	10,765,000	11,177,402
Kentucky, Inc. Pub. Energy Series 2018 B, 4% 7/1/21	2,200,000	2,237,441
Louisville & Jefferson County Bonds Series 2020 B, 5%, tender 10/1/23 (a)	1,000,000	1,120,610
Louisville/Jefferson County Metropolitan Govt. Poll. Cont. Rev. Bonds (Louisville Gas and Elec. Co. Proj.) Series A, 1.85%, tender 4/1/21 (a)	300,000	300,813
Trimble County Poll. Cont. Rev. Bonds (Louisville Gas and Elec. Co. Proj.):
Series 2001 A, 2.3%, tender 9/1/21 (a)	1,250,000	1,262,971
Series 2001 B, 2.55%, tender 5/3/21 (a)	5,580,000	5,613,519

TOTAL KENTUCKY		71,425,209

Louisiana - 0.5%
Louisiana Citizens Property Ins. Corp. Assessment Rev. Series 2015:
5% 6/1/21 (FSA Insured)	1,900,000	1,936,949
5% 6/1/22 (FSA Insured)	3,100,000	3,307,824
Louisiana Pub. Facilities Auth. Rev. (Ochsner Clinic Foundation Proj.) Series 2015, 5% 5/15/21	520,000	527,988
New Orleans Aviation Board Rev.:
(North Term. Proj.) Series 2017 B, 5% 1/1/22 (b)	520,000	540,995
Series 2017 D2:
5% 1/1/21 (b)	370,000	370,000
5% 1/1/22 (b)	655,000	681,445
St. John Baptist Parish Rev. Bonds (Marathon Oil Corp.) Series 2017, 2%, tender 4/1/23 (a)	8,040,000	8,156,580
Tobacco Settlement Fing. Corp. Series 2013 A:
5% 5/15/21	1,630,000	1,657,442
5% 5/15/23	800,000	886,792

TOTAL LOUISIANA		18,066,015

Maine - 0.0%
Maine Health & Higher Edl. Facilities Auth. Rev. Series 2017 B, 4% 7/1/21	250,000	253,982
Maryland - 0.0%
Maryland Gen. Oblig. Series 2 A, 5% 8/1/23	1,130,000	1,270,312
Massachusetts - 0.5%
Massachusetts Dev. Fin. Agcy. Rev.:
Bonds Series S3, SIFMA Municipal Swap Index + 0.500% 0.59%, tender 1/26/23 (a)(c)	7,400,000	7,410,582
Series 2016 I, 5% 7/1/21	890,000	909,531
Massachusetts Edl. Fing. Auth. Rev.:
Series 2015 A, 5% 1/1/22 (b)	1,400,000	1,463,922
Series 2016 J:
5% 7/1/21 (b)	2,840,000	2,904,592
5% 7/1/22 (b)	1,795,000	1,917,060
Series 2018 B, 5% 7/1/23 (b)	450,000	499,212
Series 2020 C, 5% 7/1/24 (b)	600,000	689,106

TOTAL MASSACHUSETTS		15,794,005

Michigan - 2.1%
Chelsea School District Series D, 4% 5/1/21	770,000	779,217
Detroit Downtown Dev. Auth. Tax:
Series 1, 5% 7/1/21 (FSA Insured)	1,185,000	1,210,473
Series A, 5% 7/1/22 (FSA Insured)	855,000	911,208
Huron School District Series 2019, 5% 5/1/22	660,000	700,900
Huron Valley School District Series 2015, 5% 5/1/21	750,000	761,143
Michigan Fin. Auth. Rev.:
(Mclaren Health Care Corp. Proj.) Series 2015, 5% 5/15/21	370,000	375,956
Bonds:
Series 2016 MI2, SIFMA Municipal Swap Index + 0.480% 0.57%, tender 1/7/21 (a)(c)	45,050,000	45,108,115
Series 2019 B, 3.5%, tender 11/15/22 (a)	4,325,000	4,556,777
Michigan Gen. Oblig. Series 2016, 5% 3/15/21	1,415,000	1,427,573
Michigan State Univ. Revs.:
Series 2015 A, 5% 8/15/21	750,000	771,974
Series 2019 C, 4% 2/15/22	500,000	520,960
Michigan Strategic Fund Exempt Facilities Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2001, 2.85%, tender 8/2/21 (a)(b)	10,500,000	10,632,332
Milan Area Schools Series 2019, 5% 5/1/22	675,000	715,905
South Lyon Cmnty. Schools Series 2016, 5% 5/1/23	625,000	693,463
Wayne County Arpt. Auth. Rev.:
Series 2011 A, 4.125% 12/1/22 (FSA Insured) (b)	1,100,000	1,135,365
Sseries 2012 A, 5% 12/1/21	1,150,000	1,197,336
Zeeland Pub. Schools Series 2015, 5% 5/1/21	1,285,000	1,304,304

TOTAL MICHIGAN		72,803,001

Minnesota - 0.2%
Bemidji City Series 2017 A, 5% 2/1/21 (FSA Insured)	575,000	576,979
Minneapolis & Saint Paul Metropolitan Arpts. Commission Arpt. Rev. Series 2019 C, 5% 1/1/21	1,700,000	1,700,000
Minnesota Hsg. Fin. Agcy. Series H:
0.6% 7/1/23 (b)	250,000	250,008
0.7% 7/1/24 (b)	215,000	214,963
Northern Muni. Pwr. Agcy. Elec. Sys. Rev. Series 2017, 5% 1/1/21	1,125,000	1,125,000
Rochester Health Care Facilities Rev. Bonds (Mayo Foundation Proj.) Series C, 4.5%, tender 11/15/21 (a)	1,400,000	1,450,137
Southern Minnesota Muni. Pwr. Agcy. Pwr. Supply Sys. Rev. (Cap. Appreciation) Series 1994 A, 0% 1/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	700,000	700,000

TOTAL MINNESOTA		6,017,087

Missouri - 0.1%
Saint Louis Arpt. Rev. Series 2017 B:
5% 7/1/21 (FSA Insured) (b)	905,000	924,004
5% 7/1/22 (FSA Insured) (b)	1,000,000	1,062,810

TOTAL MISSOURI		1,986,814

Nebraska - 0.2%
Central Plains Energy Proj. Gas Supply Series 2019:
4% 8/1/21	1,400,000	1,430,081
4% 8/1/22	1,500,000	1,587,330
4% 2/1/23	1,060,000	1,139,829
4% 8/1/23	1,170,000	1,278,915

TOTAL NEBRASKA		5,436,155

Nevada - 1.3%
Clark County Arpt. Rev. Series 2017 C, 5% 7/1/21 (b)	27,260,000	27,856,860
Clark County McCarran Int'l. Arpt. Passenger Facility Charge Rev. (Clark County Arpt. Rev. Proj.) Series 2017 B, 5% 7/1/21 (b)	1,700,000	1,738,070
Clark County Poll. Cont. Rev. Bonds Series 2017, 1.65%, tender 3/31/23 (a)	1,570,000	1,590,332
Clark County School District:
Series 2016 A, 5% 6/15/21	3,075,000	3,138,019
Series 2016 C, 5% 6/15/21	400,000	408,198
Series 2017 C, 5% 6/15/22	600,000	639,348
Series 2018 C, 5% 6/15/21	200,000	204,099
Nevada Gen. Oblig. Series 2012 B, 5% 8/1/21	1,355,000	1,392,892
Washoe County Gas Facilities Rev. Bonds:
(Sierra Pacific Pwr. Co. Proj.) Series 2016 C, 0.625%, tender 4/15/22 (a)(b)	1,160,000	1,160,812
Series 2016 F, 2.05%, tender 4/15/22 (a)(b)	3,400,000	3,463,954
Series 2016, 2.05%, tender 4/15/22 (a)(b)	2,360,000	2,404,392

TOTAL NEVADA		43,996,976

New Hampshire - 0.0%
New Hampshire Health & Ed. Facilities Auth. Rev. (Southern NH Med. Ctr. Proj.) Series 2016, 3% 10/1/21	570,000	579,088
New Jersey - 4.9%
Garden State Preservation Trust Open Space & Farmland Preservation:
Series 2005 C, 5.25% 11/1/21 (FSA Insured)	2,100,000	2,181,731
Series B, 0% 11/1/22 (FSA Insured)	1,535,000	1,510,563
Hudson County Gen. Oblig. Series 2020, 2% 11/15/22	10,000,000	10,319,000
New Jersey Econ. Dev. Auth. Series NN, 5% 3/1/21	210,000	211,496
New Jersey Econ. Dev. Auth. Rev.:
(New Jersey Transit Corp. Proj.) Series 2017 B, 5% 11/1/22	3,200,000	3,454,752
(New Jersey Transit Corp. Projs.) Series 2017 B, 5% 11/1/21	23,935,000	24,833,699
Series 2011 GG, 5% 9/1/22 (Pre-Refunded to 9/1/22 @ 100)	375,000	377,625
Series 2012 II, 5% 3/1/23	1,535,000	1,612,978
Series 2013 NN 5% 3/1/22	5,540,000	5,828,191
Series 2013, 5% 3/1/23	865,000	946,639
Series 2015 XX:
4% 6/15/22	100,000	105,046
5% 6/15/21	1,325,000	1,351,974
5% 6/15/22	500,000	532,415
5% 6/15/23	725,000	802,372
Series 2016 AAA, 5% 6/15/23	625,000	691,700
Series UU, 5% 6/15/21	12,970,000	13,234,041
New Jersey Gen. Oblig. Series 2020 A, 4% 6/1/23	9,260,000	10,053,304
New Jersey Health Care Facilities Fing. Auth. Rev. Series 2016, 5% 7/1/21	1,000,000	1,021,795
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev.:
Series 2011-1, 5.5% 12/1/21 (b)	6,345,000	6,639,562
Series 2012 1, 5% 12/1/22 (b)	1,010,000	1,097,395
Series 2014 1A, 5% 12/1/21 (b)	4,500,000	4,688,587
Series 2016 1A, 5% 12/1/21 (b)	2,000,000	2,083,817
Series 2017 1A, 5% 12/1/22 (b)	300,000	325,959
Series 2017 1B, 5% 12/1/21 (b)	340,000	354,249
Series 2018 B, 5% 12/1/21 (b)	1,290,000	1,344,062
Series 2019 A, 5% 12/1/22	705,000	768,267
Series 2020:
5% 12/1/22 (b)	1,300,000	1,412,489
5% 12/1/22 (b)	435,000	472,641
New Jersey Hsg. & Mtg. Fin. Agcy. Rev. Series 2019 D, 4% 4/1/21 (b)	1,405,000	1,415,760
New Jersey Tobacco Settlement Fing. Corp. Series 2018 A:
5% 6/1/21	11,955,000	12,188,957
5% 6/1/22	3,555,000	3,789,701
5% 6/1/23	1,695,000	1,883,467
5% 6/1/24	875,000	1,010,686
New Jersey Tpk. Auth. Tpk. Rev. Series 2017 C1, 1 month U.S. LIBOR + 0.340% 0.448% 1/1/21 (Escrowed to Maturity) (a)(c)	485,000	485,000
New Jersey Trans. Trust Fund Auth.:
Series 2005 B, 5.5% 12/15/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	320,000	335,274
Series 2006 A:
5.5% 12/15/21	5,130,000	5,374,866
5.5% 12/15/22 (FSA Insured)	985,000	1,080,584
Series 2006, 5.25% 12/15/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,770,000	1,850,320
Series 2010 D, 5.25% 12/15/23	360,000	407,804
Series 2011 B, 4% 6/15/21	200,000	203,185
Series 2012 AA:
5% 6/15/21	3,020,000	3,081,481
5% 6/15/22	580,000	617,601
Series 2014 AA, 5% 6/15/23	850,000	938,528
Series 2016 A:
5% 6/15/21	3,200,000	3,262,243
5% 6/15/22	5,730,000	6,080,905
Series 2018 A:
5% 6/15/21	8,995,000	9,169,960
5% 6/15/22	13,250,000	14,061,430
5% 6/15/24	250,000	284,095
Series A, 5.25% 12/15/23	250,000	283,198
Rutgers State Univ. Rev. Series Q, 5% 5/1/22	490,000	519,155
Union County Gen. Oblig. Series 2020, 0.5% 3/1/22	3,310,000	3,323,770

TOTAL NEW JERSEY		169,904,319

New Mexico - 0.1%
New Mexico Muni. Energy Acquisition Auth. Gas Supply Rev. Series 2019 A:
4% 5/1/21	1,695,000	1,715,511
4% 11/1/22	675,000	720,441

TOTAL NEW MEXICO		2,435,952

New York - 0.8%
Albany County Arpt. Auth. Arpt. Rev. Series 2020 B:
5% 12/15/21 (b)	500,000	519,620
5% 12/15/22 (b)	1,000,000	1,080,060
Jamestown City School District Series 2017, 4% 5/15/21	350,000	354,772
Long Island Pwr. Auth. Elec. Sys. Rev.:
Series 2000 A, 0% 6/1/21 (FSA Insured)	1,240,000	1,237,741
Series 2012 B, 5% 9/1/22	590,000	636,681
New York City Gen. Oblig.:
Series 2014 B, 5% 8/1/21 (Pre-Refunded to 8/1/21 @ 100)	1,000,000	1,027,729
Series 2015 F1, 5% 6/1/21	845,000	861,608
Series 2017 C, 5% 8/1/21	3,150,000	3,237,347
Series 2020 A1, 5% 8/1/21	2,000,000	2,055,459
Series A, 5% 8/1/21	750,000	770,797
Series D, 5% 8/1/21	1,000,000	1,027,729
Series E, 4% 8/1/21 (Pre-Refunded to 8/1/21 @ 100)	205,000	209,512
New York City Transitional Fin. Auth. Rev.:
Series 2014, 5% 2/1/21	825,000	827,900
Series 2016 E1, 5% 2/1/21	3,975,000	3,988,972
Series 2018, 5% 5/1/21	695,000	705,899
New York Dorm. Auth. Personal Income Tax Rev.:
Series 2011 C, 5% 3/15/21	1,500,000	1,514,314
Series 2015 A, 5% 3/15/22	730,000	772,325
Series 2015 E, 5% 3/15/21	625,000	630,964
New York Dorm. Auth. Rev. Bonds Series 2019 B1, 5%, tender 5/1/22 (a)	2,240,000	2,325,613
New York Metropolitan Trans. Auth. Rev. Series 2012 F, 5% 11/15/21	1,500,000	1,537,796
Niagara Frontier Trans. Auth. Arpt. Rev.:
Series 2014 A, 5% 4/1/21 (b)	700,000	706,958
Series 2019 A, 5% 4/1/22 (b)	1,500,000	1,576,920
Suffolk County Gen. Oblig. Series 2014, 5% 2/1/22 (FSA Insured)	700,000	734,027

TOTAL NEW YORK		28,340,743

New York And New Jersey - 0.2%
Port Auth. of New York & New Jersey:
Series 178, 5% 12/1/21 (b)	950,000	990,612
Series 179, 5% 12/1/21	435,000	454,003
Series 197, 5% 11/15/21 (b)	1,100,000	1,144,718
Series 2013, 5% 12/1/22 (b)	1,380,000	1,502,309
Series 202, 5% 10/15/21 (b)	2,620,000	2,716,210

TOTAL NEW YORK AND NEW JERSEY		6,807,852

North Carolina - 0.1%
North Carolina Med. Care Commission Health Care Facilities Rev. Bonds Series 2019 B, 2.2%, tender 12/1/22 (a)	2,860,000	2,928,869
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev. Series 2012 B, 5% 1/1/21 (Escrowed to Maturity)	475,000	475,000
Raleigh Durham Arpt. Auth. Arpt. Rev. Series 2020 A, 5% 5/1/21 (b)	520,000	527,572

TOTAL NORTH CAROLINA		3,931,441

Ohio - 0.4%
Allen County Hosp. Facilities Rev.:
Series 2012 A, 5% 5/1/21	765,000	776,391
Series 2017 A, 5% 8/1/22	700,000	750,526
Cleveland Arpt. Sys. Rev.:
Series 2018 A, 5% 1/1/22 (b)	1,000,000	1,038,353
Series 2019 B, 5% 1/1/21 (b)	800,000	800,000
Franklin County Hosp. Facilities Rev. Bonds (Ohio Health Corp.) Series 2018 B, SIFMA Municipal Swap Index + 0.430% 0.52%, tender 1/7/21 (a)(c)	7,100,000	7,103,272
Ohio Higher Edl. Facility Commission Rev.:
(Univ. of Dayton 2018 Proj.) Series 2018 A, 5% 12/1/22	260,000	281,590
Series A, 5% 12/1/22	520,000	562,146
Ohio Hosp. Facilities Rev. Series 2017 A, 5% 1/1/23	715,000	783,089
Univ. of Cincinnati Gen. Receipts Series 2012 C, 5% 6/1/23	465,000	504,678

TOTAL OHIO		12,600,045

Oklahoma - 0.0%
Oklahoma County Fin. Auth. Edl. Facilities (Midwest City- Del City School Dis Proj.) Series 2018, 5% 10/1/21	510,000	527,754
Oklahoma Hsg. Fin. Agcy. Collateralized Bonds Series 2019, 1.6%, tender 1/1/22	335,000	336,859

TOTAL OKLAHOMA		864,613

Oregon - 0.4%
Gilliam County Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2000 A, 2.4%, tender 5/2/22 (a)(b)	735,000	739,704
Oregon Bus. Dev. Commission Bonds Series 250, 5%, tender 3/1/22 (a)(b)	11,040,000	11,606,352
Port of Portland Arpt. Rev. Series 24B, 5% 7/1/23 (b)	900,000	997,002

TOTAL OREGON		13,343,058

Pennsylvania - 1.7%
Geisinger Auth. Health Sys. Rev. Series 2020 A, 5% 4/1/22	3,090,000	3,265,481
Lehigh County Indl. Dev. Auth. Poll. Cont. Rev. Bonds:
(PPL Elec. Utils. Corp. Proj.) Series 2016 A, 1.8%, tender 9/1/22 (a)	1,925,000	1,968,775
Series B, 1.8%, tender 8/15/22 (a)	4,215,000	4,308,278
Pennsylvania Ctfs. Prtn. Series 2018 A, 5% 7/1/21	350,000	357,663
Pennsylvania Gen. Oblig.:
Series 2015 1, 5% 8/15/22	6,150,000	6,623,550
Series 2015 1st, 5% 8/15/21	250,000	257,435
Series 2015 2, 5% 8/15/24	1,050,000	1,225,203
Series 2016, 5% 1/15/22	2,400,000	2,518,218
Series 2018 1, 5% 3/1/22	2,900,000	3,060,573
Pennsylvania Tpk. Commission Tpk. Rev.:
Series 2014 B1, 1.07% 12/1/21 (a)	855,000	857,301
Series 2018 A1, SIFMA Municipal Swap Index + 0.430% 0.52% 12/1/21 (a)(c)	10,010,000	10,014,204
Series 2018 B, SIFMA Municipal Swap Index + 0.500% 0.59% 12/1/21 (a)(c)	6,410,000	6,410,785
Philadelphia Arpt. Rev.:
Series 2011 A:
5% 6/15/21 (b)	4,080,000	4,161,394
5% 6/15/22 (b)	3,665,000	3,737,787
Series 2015 A, 5% 6/15/21 (b)	1,865,000	1,902,206
Series 2017 A, 5% 7/1/21	350,000	357,855
Series 2017 B, 5% 7/1/21 (b)	3,400,000	3,474,613
Series 2020 C:
5% 7/1/21 (b)	1,115,000	1,139,469
5% 7/1/22 (b)	1,755,000	1,871,462
Philadelphia Gas Works Rev.:
Series 15, 5% 8/1/23	780,000	871,494
Series 2015 13, 5% 8/1/21	1,770,000	1,815,760
Reading School District Series 2017, 5% 3/1/21 (FSA Insured)	150,000	151,059

TOTAL PENNSYLVANIA		60,350,565

Rhode Island - 0.1%
Rhode Island Student Ln. Auth. Student Ln. Rev.:
Series 2017 A, 5% 12/1/21 (b)	550,000	572,793
Series A, 5% 12/1/21 (b)	500,000	520,721
Tobacco Settlement Fing. Corp. Series 2015 A, 5% 6/1/21	1,465,000	1,493,794

TOTAL RHODE ISLAND		2,587,308

South Carolina - 0.1%
Patriots Energy Group Fing. Agcy. Bonds Series 2018 A, 4%, tender 2/1/24 (a)	3,620,000	3,985,041
South Carolina Ports Auth. Ports Rev. Series 2019 B, 5% 7/1/23 (b)	1,000,000	1,107,520

TOTAL SOUTH CAROLINA		5,092,561

Tennessee - 0.1%
Greeneville Health & Edl. Facilities Board Series 2018 A, 5% 7/1/22	900,000	954,315
Jackson Hosp. Rev. Series 2018 A, 5% 4/1/21	700,000	707,283
Memphis-Shelby County Arpt. Auth. Arpt. Rev. Series 2020 B, 5% 7/1/21 (b)	1,125,000	1,149,520

TOTAL TENNESSEE		2,811,118

Texas - 1.6%
Austin Arpt. Sys. Rev.:
Series 2019 B, 5% 11/15/22 (b)	1,200,000	1,300,836
Series 2019:
5% 11/15/21 (b)	4,245,000	4,411,166
5% 11/15/22 (b)	2,250,000	2,439,068
Austin-Bergstrom Landhost Ente Series 2017, 5% 10/1/21	810,000	827,348
Dallas County Util. and Reclamation District Series 2016, 5% 2/15/22	1,035,000	1,087,485
Dallas Fort Worth Int'l. Arpt. Rev.:
Series 2014 C, 5% 11/1/21	700,000	726,639
Series 2014 D, 5% 11/1/21 (b)	4,690,000	4,861,736
Harris County Cultural Ed. Facilities Fin. Corp. Rev.:
Bonds:
Series 2019 B, 5%, tender 12/1/22 (a)	1,385,000	1,500,426
Series 2019 C, SIFMA Municipal Swap Index + 0.420% 0.51%, tender 12/1/22 (a)(c)	9,535,000	9,500,388
Series 2013 A, 5% 12/1/21	800,000	832,258
Series 2013 B, SIFMA Municipal Swap Index + 0.900% 0.99% 6/1/22 (a)(c)	900,000	904,050
Houston Arpt. Sys. Rev.:
Series 2011 A, 5% 7/1/22 (Pre-Refunded to 7/1/21 @ 100) (b)	1,580,000	1,615,455
Series 2012 A, 5% 7/1/21 (b)	700,000	715,257
Series 2018 A, 5% 7/1/21 (b)	525,000	536,443
Series A:
5% 7/1/21 (b)	930,000	950,270
5% 7/1/21 (Escrowed to Maturity) (b)	395,000	403,865
Irving Hosp. Auth. Hosp. Rev. Series 2017 A, 5% 10/15/21	185,000	191,409
Laredo Independent School District Series 2015, 5% 8/1/21	500,000	513,923
Lower Colorado River Auth. Rev.:
(LCRA Transmission Corp. Proj.) Series 2011 B:
5% 5/15/21	940,000	956,416
5% 5/15/23	670,000	681,604
(LCRA Transmission Svcs. Corp. Proj.):
Series 2015:
5% 5/15/22	1,000,000	1,065,210
5% 5/15/24	655,000	756,112
Series 2018, 5% 5/15/24	2,095,000	2,418,405
Series 2019, 5% 5/15/23	610,000	677,161
Series 2020:
5% 5/15/21	695,000	707,137
5% 5/15/22	535,000	569,887
5% 5/15/23	135,000	149,864
Series 2013, 5% 5/15/21	620,000	630,827
Series 2015 A, 5% 5/15/21	925,000	941,154
North Texas Tollway Auth. Rev.:
Series 2014 A, 5% 1/1/21	675,000	675,000
Series 2017 A, 5% 1/1/21	1,030,000	1,030,000
Series 2020 C, 5% 1/1/21	7,035,000	7,035,000
San Antonio Arpt. Sys. Rev. Series 2019 A:
5% 7/1/21 (b)	810,000	827,654
5% 7/1/21 (b)	670,000	684,603
5% 7/1/22 (b)	560,000	596,898
5% 7/1/22 (b)	545,000	580,910
5% 7/1/23 (b)	445,000	493,194
5% 7/1/23 (b)	400,000	442,796
Texas Gen. Oblig. Series 2016 A, 5% 4/1/21	500,000	505,801

TOTAL TEXAS		55,743,655

Utah - 0.0%
Intermountain Pwr. Agcy. Pwr. Supply Rev. Series 2018 A, 5% 7/1/22	250,000	267,793
Virginia - 0.2%
Halifax County Indl. Dev. Auth. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2010 A, 0.45%, tender 4/1/22 (a)	3,435,000	3,435,000
Louisa Indl. Dev. Auth. Poll. Cont. Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2008 C, 1.8%, tender 4/1/22 (a)	2,900,000	2,948,314
Wise County Indl. Dev. Auth. Waste & Sewage Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2010 A, 1.2%, tender 5/31/24 (a)	1,255,000	1,284,367
York County Econ. Dev. Auth. Poll. Cont. Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2009 A, 1.9%, tender 6/1/23 (a)	1,100,000	1,139,963

TOTAL VIRGINIA		8,807,644

Washington - 0.4%
King County Hsg. Auth. Rev. Series 2019, 3% 11/1/21	1,105,000	1,128,280
Port of Seattle Gen. Oblig. Series 2011:
5.25% 12/1/21 (b)	875,000	892,866
5.5% 12/1/23 (b)	1,000,000	1,021,140
Port of Seattle Passenger Facilities Charge Rev. Series 2010 A, 5% 12/1/21	2,035,000	2,039,346
Port of Seattle Rev.:
Series 2015 B, 5% 3/1/21	665,000	669,907
Series 2015 C, 5% 4/1/21 (b)	1,565,000	1,582,353
Series 2016 B, 5% 10/1/22 (b)	900,000	966,762
Port of Seattle Spl. Facility Rev. Series 2013:
5% 6/1/21 (b)	1,750,000	1,782,944
5% 6/1/23 (b)	845,000	931,156
Washington Fed. Hwy. Grant Anticipation Rev. (SR 520 Corridor Prog.) Series 2012 F, 5% 9/1/21	1,050,000	1,083,141
Washington Health Care Facilities Auth. Rev.:
Bonds Series 2012 B, 5%, tender 10/1/21 (a)	1,665,000	1,723,213
Series 2015 B, 4% 8/15/22	525,000	555,235

TOTAL WASHINGTON		14,376,343

West Virginia - 0.8%
Harrison County Commission Solid Waste Disp. Rev. Bonds (Monongahela Pwr. Co. Proj.) Series 2018 A, 3%, tender 10/15/21 (a)(b)	22,000,000	22,345,728
Mason Co. Poll. Cont. Rev. (Appalachian Pwr. Co. Proj.) Series 2003 L, 2.75% 10/1/22	6,155,000	6,400,954

TOTAL WEST VIRGINIA		28,746,682

Wisconsin - 0.6%
Milwaukee County Arpt. Rev. Series 2016 A, 5% 12/1/22 (b)	1,820,000	1,958,848
Wisconsin Health & Edl. Facilities:
(Agnesian Healthcare Proj.) Series 2017, 5% 7/1/21	300,000	306,539
Bonds:
Series 2018 B, 5%, tender 1/26/22 (a)	4,660,000	4,885,383
Series 2018 C, SIFMA Municipal Swap Index + 0.450% 0.54%, tender 7/27/22 (a)(c)	12,335,000	12,347,828
Series 2014 A, 5% 11/15/21	700,000	726,843

TOTAL WISCONSIN		20,225,441

Wyoming - 0.1%
Wyoming Cmnty. Dev. Auth. Hsg. Rev. Series 2020 3:
5% 12/1/21 (b)	955,000	995,290
5% 12/1/22 (b)	1,195,000	1,296,730

TOTAL WYOMING		2,292,020

TOTAL MUNICIPAL BONDS
(Cost $1,298,049,336)		1,304,629,078

Municipal Notes - 50.2%
Alabama - 1.8%
Columbia Indl. Dev. Board Poll. Cont. Rev. (Alabama Pwr. Co. Proj.):
Series 1998, 0.15% 1/4/21, VRDN (a)(b)	4,300,000	$4,300,000
Series 2014 A, 0.13% 1/4/21, VRDN (a)	3,600,000	3,600,000
Decatur Indl. Dev. Board Exempt Facilities Rev. (Nucor Steel Decatur LLC Proj.) Series 2003 A, 0.19% 1/7/21, VRDN (a)(b)	1,760,000	1,760,000
Mobile Indl. Dev. Board Rev.:
(Alabama Pwr. Co. Proj.) Series 2001 B, 0.14% 1/4/21, VRDN (a)(b)	905,000	905,000
(Alabama Pwr. Theodore Plant Proj.) Series A, 0.14% 1/4/21, VRDN (a)(b)	1,000,000	1,000,000
Walker County Econ. & Indl. Dev. Auth. Solid Waste Disp. Rev. (Alabama Pwr. Co. Plant Gorgas Proj.) Series 2007, 0.14% 1/4/21, VRDN (a)(b)	14,700,000	14,700,000
West Jefferson Indl. Dev. Board Solid Waste Disp. Rev. (Alabama Pwr. Co. Miller Plant Proj.) Series 2008, 0.14% 1/4/21, VRDN (a)(b)	37,070,000	37,070,000

TOTAL ALABAMA		63,335,000

Arizona - 0.6%
Arizona St Indl. Dev. Auth. Multi Participating VRDN Series XF 10 91, 0.47% 1/7/21 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(b)(e)(f)	2,000,000	2,000,000
Maricopa County Poll. Cont. Rev.:
Series 2010 A, 0.19% 1/7/21, VRDN (a)	5,000,000	5,000,000
Series 2010 B, 0.19% 1/7/21, VRDN (a)	12,000,000	12,000,000
Phoenix Civic Impt. Board Arpt. Rev. Participating VRDN Series XM 08 23, 0.29% 1/7/21 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(e)(f)	3,150,000	3,150,000

TOTAL ARIZONA		22,150,000

Arkansas - 0.4%
Blytheville Indl. Dev. Rev. (Nucor Corp. Proj.):
Series 1998, 0.19% 1/7/21, VRDN (a)(b)	2,600,000	2,600,000
Series 2002, 0.17% 1/7/21, VRDN (a)(b)	10,500,000	10,500,000

TOTAL ARKANSAS		13,100,000

California - 3.9%
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Participating VRDN Series XF 10 44, 0.2% 1/7/21 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	4,350,000	4,350,000
Buck Institute Age Research Participating VRDN Series Floaters XF 10 35, 0.17% 1/7/21 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	3,060,000	3,060,000
California Statewide Cmntys. Dev. Auth. Multi-family Hsg. Rev.:
Participating VRDN Series Floaters XF 10 82, 0.42% 1/7/21 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	19,440,000	19,440,000
Series 2005 F, 0.12% 1/7/21, LOC Citibank NA, VRDN (a)(b)	800,000	800,000
California Statewide Cmntys. Dev. Auth. Rev.:
Series 2004 I, 0.24% tender 3/2/21, CP mode	27,500,000	27,500,913
Series 2004 K, 0.26% tender 5/11/21, CP mode	9,600,000	9,600,000
Elsinore Valley Muni. Wtr. District Ctfs. of Prtn. Series 2011 A, 0.09% 1/7/21, LOC MUFG Union Bank NA, VRDN (a)	1,905,000	1,905,000
Los Angeles Dept. Arpt. Rev. Participating VRDN Series Floaters XX 10 28, 0.12% 1/7/21 (Liquidity Facility Barclays Bank PLC) (a)(b)(e)(f)	1,000,000	1,000,000
River Islands Pub. Fing. Auth. Participating VRDN Series MIZ 90 26, 0.39% 2/4/21 (Liquidity Facility Mizuho Cap. Markets Llc) (a)(e)(f)(g)	9,700,000	9,700,000
Riverside County Ind. Dev. Auth. Ind. Dev. Rev. Series 1999, 0.15% 1/7/21, LOC JPMorgan Chase Bank, VRDN (a)(b)	700,000	700,000
Sacramento City Fing. Auth. Rev. Participating VRDN Series Floaters XG 01 00, 0.17% 1/7/21 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	24,165,000	24,165,000
San Diego County Reg'l. Arpt. Auth. Arpt. Rev. Participating VRDN Series XF 28 50, 0.14% 1/7/21 (Liquidity Facility Barclays Bank PLC) (a)(b)(e)(f)	2,350,000	2,350,000
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev. Participating VRDN:
Series Floaters XM 06 75, 0.29% 1/7/21 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(b)(e)(f)	3,300,000	3,300,000
Series XF 10 32, 0.22% 1/7/21 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	3,865,000	3,865,000
Series XM 09 16, 0.32% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(b)(e)(f)	5,500,000	5,500,000
Series ZM 06 42, 0.32% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(b)(e)(f)	4,260,000	4,260,000
San Francisco City & County Multi-family Hsg. Rev. Participating VRDN Series DBE 8059, 0.69% 3/1/21 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	8,300,000	8,300,000
Transbay Joint Powers Auth. Participating VRDN Series YX 11 42, 0.19% 1/7/21 (Liquidity Facility Barclays Bank PLC)(a)(e)(f)	1,000,000	1,000,000
Univ. of California Revs. Participating VRDN Series Floaters XG 00 61, 0.22% 1/7/21 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	2,250,000	2,250,000

TOTAL CALIFORNIA		133,045,913

Colorado - 1.3%
Colorado Edl. & Cultural Facilities Auth. Rev. (Mesivta of Greater Los Angeles Proj.) Series 2005, 0.44% 1/7/21, LOC Deutsche Bank AG, VRDN (a)	2,145,000	2,145,000
Colorado Reg'l. Trans. District Sales Tax Rev. Participating VRDN Series Floaters 16 XF1031, 0.22% 1/7/21 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	6,515,000	6,515,000
Denver City & County Arpt. Rev. Participating VRDN:
Series Floaters XL 00 90, 0.29% 1/7/21 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(b)(e)(f)	14,330,000	14,330,000
Series Floaters XM 07 15, 0.29% 1/7/21 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(b)(e)(f)	20,345,000	20,345,000

TOTAL COLORADO		43,335,000

Connecticut - 0.1%
Connecticut Health & Edl. Facilities Auth. Rev. Series 2003 A, 0.15% 1/7/21, LOC RBS Citizens NA, VRDN (a)	2,185,000	2,185,000
Delaware - 0.3%
Delaware Econ. Dev. Auth. Rev. (Delmarva Pwr. & Lt. Co. Proj.) Series 1994, 0.19% 1/4/21, VRDN (a)(b)	9,900,000	9,900,000
Delaware, New Jersey - 0.2%
Delaware River & Bay Auth. Rev. Participating VRDN Series XF 08 18, 0.25% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(e)(f)	6,000,000	6,000,000
District Of Columbia - 0.3%
Children's Nat'l. Med. Ctr., Participating VRDN Series 2015 XF 1047, 0.2% 1/7/21 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	8,400,000	8,400,000
Washington D.C. Metropolitan Transit Auth. Rev. Participating VRDN Series ZM 06 10, 0.24% 1/7/21 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(e)(f)	1,700,000	1,700,000

TOTAL DISTRICT OF COLUMBIA		10,100,000

Florida - 3.2%
Bay County Indl. Rev. Dev. (Gulf Pwr. Co. Proj.) Series 2020, 0.13% 1/4/21, VRDN (a)(b)	5,000,000	5,000,000
Broward County Arpt. Sys. Rev. Participating VRDN:
Series Floaters XL 00 88, 0.16% 1/7/21 (Liquidity Facility Barclays Bank PLC) (a)(b)(e)(f)	2,430,000	2,430,000
Series XL 01 36, 0.34% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(b)(e)(f)	6,330,000	6,330,000
Series XM 08 95, 0.34% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(b)(e)(f)	1,800,000	1,800,000
Broward County Indl. Dev. Rev.:
(Florida Pwr. & Lt. Co. Proj.) Series 2015, 0.17% 1/4/21, VRDN (a)(b)	16,750,000	16,750,000
Series 2018, 0.16% 1/4/21, VRDN (a)(b)	2,340,000	2,340,000
Broward County Port Facilities Rev. Participating VRDN Series XM 07 80, 0.34% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(b)(e)(f)	7,500,000	7,500,000
Greater Orlando Aviation Auth. Arpt. Facilities Rev. Participating VRDN:
Series Floaters XF 05 77, 0.36% 1/7/21 (Liquidity Facility Royal Bank of Canada) (a)(b)(e)(f)	6,665,000	6,665,000
Series XM 08 91, 0.29% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(b)(e)(f)	2,200,000	2,200,000
Hillsborough County Aviation Auth. Rev. Participating VRDN Series XM 09 20, 0.15% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(e)(f)	8,000,000	8,000,000
Hillsborough County Hsg. Fin. Auth. Multi-family Rev. Series 2006, 0.12% 1/7/21, LOC Citibank NA, VRDN (a)(b)	620,000	620,000
Jacksonville Elec. Auth. Elec. Sys. Rev. Series 2000 F2, 0.22% tender 1/6/21 (Liquidity Facility U.S. Bank NA, Cincinnati), CP mode	2,800,000	2,800,000
JEA Wtr. & Swr. Sys. Rev. Series B, 0.11% 1/7/21 (Liquidity Facility JPMorgan Chase Bank), VRDN (a)	30,000,000	30,000,000
Lee County Indl. Dev. Auth. Rev. (Florida Pwr. & Lt. Co. Proj.) Series 2016 A, 0.17% 1/4/21, VRDN (a)(b)	370,000	370,000
Miami-Dade County Aviation Rev. Participating VRDN Series XM 08 70, 0.36% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(b)(e)(f)	4,465,000	4,465,000
Miami-Dade County Expressway Auth. Participating VRDN Series XG 00 99, 0.17% 1/7/21 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	3,000,000	3,000,000
Miami-Dade County Transit Sales Surtax Rev. Participating VRDN Series XM 09 01, 0.13% 1/7/21 (Liquidity Facility Bank of America NA) (a)(e)(f)	2,500,000	2,500,000
Tampa Hosp. Rev. Participating VRDN Series XM 08 86, 0.24% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(e)(f)	6,300,000	6,300,000

TOTAL FLORIDA		109,070,000

Georgia - 1.4%
Brookhaven Dev. Auth. Rev. Participating VRDN Series XX 11 22, 0.12% 1/7/21 (Liquidity Facility Barclays Bank PLC) (a)(e)(f)	2,700,000	2,700,000
Burke County Indl. Dev. Auth. Poll. Cont. Rev. (Georgia Pwr. Co. Plant Vogtle Proj.) Series 2018, 0.14% 1/4/21, VRDN (a)	8,100,000	8,100,000
Gordon County Dev. Auth. Series 2006, 0.21% 1/7/21, LOC Truist Bank, VRDN (a)(b)	235,000	235,000
Griffin-Spalding County Hosp. Participating VRDN Series Floaters XL 00 76, 0.44% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(e)(f)	900,000	900,000
Gwinnett County Dev. Auth. Indl. Dev. Rev. Series 2007, 0.21% 1/7/21, LOC Truist Bank, VRDN (a)(b)	675,000	675,000
Heard County Dev. Auth. Poll. Cont. Rev. Series 2007, 0.16% 1/4/21, VRDN (a)(b)	11,100,000	11,100,000
Monroe County Dev. Auth. Rev. (Gulf Pwr. Co. Proj.) Series 2019, 0.17% 1/4/21, VRDN (a)(b)	25,000,000	25,000,000

TOTAL GEORGIA		48,710,000

Hawaii - 0.2%
Hawaii Arpts. Sys. Rev. Participating VRDN Series XF 07 65, 0.21% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(b)(e)(f)	6,980,000	6,980,000
Idaho - 0.0%
Idaho Health Facilities Auth. Rev. Participating VRDN Series 16 XG 00 66, 0.3% 1/7/21 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	1,500,000	1,500,000
Illinois - 2.3%
Chicago O'Hare Int'l. Arpt. Rev. Participating VRDN:
Series Floaters XL 00 49, 0.29% 1/7/21 (Liquidity Facility Barclays Bank PLC) (a)(b)(e)(f)	12,665,000	12,665,000
Series XM 08 79, 0.29% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(e)(f)	4,900,000	4,900,000
Series XM 08 84, 0.36% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(b)(e)(f)	4,900,000	4,900,000
Series XM 09 17, 0.29% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(e)(f)	2,300,000	2,300,000
Series XM 09 18, 0.29% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(e)(f)	1,800,000	1,800,000
Chicago Park District Gen. Oblig. Participating VRDN Series ROC II R 11935, 0.25% 1/1/21 (Liquidity Facility Citibank NA) (a)(e)(f)	6,690,000	6,690,000
Chicago Transit Auth. Participating VRDN:
Series 20 XF 28 97, 0.24% 1/7/21 (Liquidity Facility Barclays Bank PLC) (a)(e)(f)	2,100,000	2,100,000
Series XF 29 13, 0.24% 1/7/21 (Liquidity Facility Barclays Bank PLC) (a)(e)(f)	6,300,000	6,300,000
Series XM 09 03, 0.29% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(e)(f)	770,000	770,000
Cook County Gen. Oblig. Participating VRDN Series 2015 XF0124, 0.32% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(e)(f)	3,720,000	3,720,000
Illinois Gen. Oblig. Participating VRDN Series Floaters XM 01 86, 0.37% 1/7/21 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	12,810,000	12,810,000
Illinois Hsg. Dev. Auth. Multi-family Hsg. Rev.:
Participating VRDN Series XF 10 87, 0.42% 1/7/21 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	9,350,000	9,350,000
Series 2007, 0.11% 1/7/21, LOC U.S. Bank NA, Cincinnati, VRDN (a)(b)	1,725,000	1,725,000
Metropolitan Pier & Exposition Participating VRDN Series XF 09 65, 0.44% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(e)(f)	7,166,000	7,166,000
Southwestern Illinois Dev. Auth. Solid Waste Disp. Rev. Series 2002, 0.11% 1/7/21, LOC JPMorgan Chase Bank, VRDN (a)(b)	1,800,000	1,800,000
Village of Woodridge, DuPage, Will & Cook Counties (Home Run Inn Frozen Foods Corp. Proj.) Series 2005, 0.15% 1/7/21, LOC JPMorgan Chase Bank, VRDN (a)(b)	1,185,000	1,185,000

TOTAL ILLINOIS		80,181,000

Indiana - 0.1%
Hamilton County HealthCare Facilities Rev. Participating VRDN Series XF 10 26, 0.17% 1/7/21 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	2,350,000	2,350,000
Kentucky - 0.9%
Hopkinsville Indl. Bldg. Rev. Series 2006, 0.21% 1/7/21, LOC Truist Bank, VRDN (a)(b)	920,000	920,000
Kentucky Econ. Dev. Fin. Auth. Hosp. Rev. Participating VRDN Series XM 09 19, 0.24% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(e)(f)	2,710,000	2,710,000
Kentucky Hsg. Corp. Hsg. Rev. Participating VRDN Series XF 10 93, 0.42% 1/7/21 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	2,100,000	2,100,000
Kentucky Tpk. Auth. Econ. Dev. Road Rev. Participating VRDN Series XF 24 84, 0.29% 1/7/21 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(e)(f)	3,700,000	3,700,000
Maysville Indl. Bldg. Rev. Series 1996, 0.14% 1/7/21, LOC MUFG Union Bank NA, VRDN (a)(b)	5,740,000	5,740,000
Meade County Indl. Bldg. Rev. (Nucor Steel Brandenburg Proj.):
Series 2020 A1, 0.19% 1/4/21, VRDN (a)(b)	3,000,000	3,000,000
Series 2020 B1, 0.19% 1/4/21, VRDN (a)(b)	13,400,000	13,400,000

TOTAL KENTUCKY		31,570,000

Louisiana - 3.9%
Calcasieu Parish IDB Series 1998, 0.16% 1/7/21, LOC JPMorgan Chase Bank, VRDN (a)(b)	3,300,000	3,300,000
Louisiana Hsg. Corp. Multifamily Hsg. Rev. Participating VRDN Series MIZ 90 53, 0.39% 2/4/21 (Liquidity Facility Mizuho Cap. Markets Llc) (a)(e)(f)	1,400,000	1,400,000
New Orleans Aviation Board Rev. Participating VRDN Series Floaters XL 00 46, 0.16% 1/7/21 (Liquidity Facility Barclays Bank PLC) (a)(b)(e)(f)	2,900,000	2,900,000
Saint James Parish Gen. Oblig. (Nucor Steel Louisiana LLC Proj.):
Series 2010 A1, 0.16% 1/7/21, VRDN (a)	61,585,000	61,585,000
Series 2010 B1, 0.17% 1/7/21, VRDN (a)	65,600,000	65,600,000

TOTAL LOUISIANA		134,785,000

Maine - 0.1%
Auburn Rev. Oblig. Secs Series 2001, 0.44% 1/1/21, LOC TD Banknorth, NA, VRDN (a)(b)	170,000	170,000
Maine Health & Higher Edl. Facilities Auth. Rev. Participating VRDN Series XM 08 98, 0.24% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(e)(f)	2,000,000	2,000,000

TOTAL MAINE		2,170,000

Maryland - 0.2%
Maryland Health & Higher Edl. Facilities Auth. Rev.:
Participating VRDN Series 005, 0.39% 1/7/21 (Liquidity Facility Barclays Bank PLC) (a)(e)(f)	5,075,000	5,075,000
Series 1995, 0.25% 1/7/21 (Liquidity Facility Manufacturers & Traders Trust Co.), VRDN (a)	1,145,000	1,145,000

TOTAL MARYLAND		6,220,000

Massachusetts - 1.6%
Massachusetts Bay Trans. Auth. Sales Tax Rev. Series B, 0.22% 1/4/21 (Liquidity Facility The Toronto-Dominion Bank), CP	10,000,000	10,000,153
Massachusetts Dev. Fin. Agcy. Rev. Series 2005, 0.18% 1/7/21, LOC Bank of America NA, VRDN (a)(b)	1,125,000	1,125,000
Massachusetts Edl. Fing. Auth. Rev. Participating VRDN Series Floaters XF 23 06, 0.39% 1/7/21 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(b)(e)(f)	13,420,000	13,420,000
Massachusetts Port Auth. Rev. Participating VRDN Series XM 08 51, 0.21% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(b)(e)(f)	3,000,000	3,000,000
Middleborough Gen. Oblig. BAN Series 2020, 2% 10/1/21	27,000,000	27,359,969

TOTAL MASSACHUSETTS		54,905,122

Michigan - 0.6%
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev. Participating VRDN Series XM 08 93, 0.24% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(e)(f)	13,675,000	13,675,000
Kent Hosp. Fin. Auth. Hosp. Facilities Rev. (Spectrum Health Sys. Proj.) Series 2008 B3, 0.09% 1/7/21 (Liquidity Facility Wells Fargo Bank NA), VRDN (a)	1,880,000	1,880,000
Michigan Bldg. Auth. Rev. Series 2020 III, 0.19% 2/1/22, VRDN (a)	3,500,000	3,500,000

TOTAL MICHIGAN		19,055,000

Minnesota - 0.1%
Minneapolis Health Care Sys. Rev. Participating VRDN Series XM 08 72, 0.32% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(e)(f)	2,000,000	2,000,000
Mississippi - 0.0%
Mississippi Bus. Fin. Corp. Solid Waste Disp. Rev. (Gulf Pwr. Co. Proj.) Series 2012, 0.13% 1/4/21, VRDN (a)(b)	870,000	870,000
Missouri - 1.5%
Kansas City Indl. Dev. Auth. Participating VRDN:
Series XL 01 50, 0.17% 1/7/21 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(b)(e)(f)	15,000,000	15,000,000
Series XM 09 21, 0.25% 1/7/21 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(b)(e)(f)	18,630,000	18,630,000
Lees Summit Indl. Dev. Auth. Multi-family Hsg. Rev. Participating VRDN Series MIZ 90 55, 0.39% 2/4/21 (Liquidity Facility Mizuho Cap. Markets Llc) (a)(e)(f)	500,000	500,000
Mercy Health Participating VRDN Series Floaters XL 00 80, 0.24% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(e)(f)	11,295,000	11,295,000
Missouri Health & Edl. Facilities Auth. Edl. Facilities Rev. Participating VRDN Series XG 01 76, 0.31% 1/7/21 (Liquidity Facility Royal Bank of Canada) (a)(e)(f)	4,795,000	4,795,000

TOTAL MISSOURI		50,220,000

Montana - 0.0%
Cascade County Indl. Dev. Rev. Series 2007, 0.24% 1/7/21, LOC Wells Fargo Bank NA, VRDN (a)(b)	745,000	745,000
Nebraska - 0.9%
Lincoln Elec. Sys. Rev. Series 2020, 0.17% 3/8/21 (Liquidity Facility JPMorgan Chase Bank), CP	10,650,000	10,649,609
Omaha Pub. Pwr. District Elec. Rev. Series A, 0.2% 2/2/21, CP	15,000,000	15,000,405
Stanton County Indl. Dev. Rev.:
(Nucor Corp. Proj.) Series 1996, 0.19% 1/7/21, VRDN (a)(b)	5,600,000	5,600,000
Series 1998, 0.19% 1/7/21, VRDN (a)(b)	125,000	125,000

TOTAL NEBRASKA		31,375,014

New Jersey - 1.2%
Bloomingdale BAN Series 2020, 2.25% 2/26/21	6,600,000	6,619,329
New Jersey Bldg. Auth. State Bldg. Rev. Participating VRDN Series Floaters XF 05 53, 0.39% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(e)(f)	3,750,000	3,750,000
New Jersey Econ. Dev. Auth. Lease Rev. Participating VRDN Series Floaters XF 25 25, 0.12% 1/7/21 (Liquidity Facility Barclays Bank PLC) (a)(e)(f)	2,000,000	2,000,000
New Jersey Tpk. Auth. Tpk. Rev. Participating VRDN:
Series Floaters ZM 05 66, 0.23% 1/7/21 (Liquidity Facility Royal Bank of Canada) (a)(e)(f)	3,565,000	3,565,000
Series XM 09 10, 0.29% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(e)(f)	1,900,000	1,900,000
Series XM 09 12, 0.29% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(e)(f)	1,300,000	1,300,000
Rutgers State Univ. Rev. Series A, 0.22% 3/17/21, CP	14,300,000	14,300,000
Summit Gen. Oblig. BAN Series 2020, 2.5% 10/22/21	7,232,000	7,361,365

TOTAL NEW JERSEY		40,795,694

New Mexico - 0.5%
Farmington Poll. Cont. Rev. (Pub. Svc. Co. of New Mexico Proj.) Series 2010 A, 0.19% 1/7/21, VRDN (a)	17,900,000	17,900,000
New York - 7.5%
New York City Hsg. Dev. Corp. Multi-family Mtg. Rev. (15 East Clark Place Apts. Proj.) Series A, 0.1% 1/7/21, LOC JPMorgan Chase Bank, VRDN (a)(b)	2,030,000	2,030,000
New York Dorm. Auth. Rev. Participating VRDN Series XM 09 22, 0.15% 1/7/21 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(e)(f)	3,940,000	3,940,000
New York Hsg. Fin. Agcy. Rev. Series 1997 A, 0.1% 1/7/21, LOC Fannie Mae, VRDN (a)(b)	1,500,000	1,500,000
New York Liberty Dev. Corp. Participating VRDN:
Series Floaters XF 10 27, 0.17% 1/7/21 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	1,700,000	1,700,000
Series XM 08 44, 0.47% 1/7/21 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	10,040,000	10,040,000
New York Metropolitan Trans. Auth. Dedicated Tax Fund Rev. Participating VRDN Series ZM 06 00, 0.39% 1/7/21 (Liquidity Facility Wells Fargo Bank NA) (a)(e)(f)	5,300,000	5,300,000
New York Metropolitan Trans. Auth. Rev.:
BAN:
Series 2018 B:
5% 5/15/21	13,400,000	13,540,526
5% 5/15/21	1,965,000	1,985,607
Series 2018 C, 5% 9/1/21	1,450,000	1,477,482
Series 2019 B, 5% 5/15/22	44,240,000	45,989,250
Series 2019 D1, 5% 9/1/22	28,315,000	29,670,156
Participating VRDN:
Series XF 05 20, 0.54% 1/7/21 (Liquidity Facility Royal Bank of Canada) (a)(e)(f)	2,910,000	2,910,000
Series XG 02 90, 0.13% 1/7/21 (Liquidity Facility Barclays Bank PLC) (a)(e)(f)	2,140,000	2,140,000
Series XM 08 89, 0.19% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(e)(f)	1,635,000	1,635,000
Series ZF 02 18, 0.44% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(e)(f)	8,100,000	8,100,000
New York State Energy Research & Dev. Auth. Facilities Rev. (Consolidated Edison Co. of New York, Inc. Proj.) Series 2004 C2, 0.12% 1/7/21, LOC Mizuho Bank Ltd., VRDN (a)(b)	14,200,000	14,200,000
New York Thruway Auth. Gen. Rev. Participating VRDN:
Series XF 09 18, 0.32% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(e)(f)	3,200,000	3,200,000
Series XM 08 30, 0.24% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(e)(f)	4,200,000	4,200,000
Series XM 08 80, 0.29% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(e)(f)	3,000,000	3,000,000
Putnam County Indl. Dev. Agcy. Rev. Series 2006 A, 0.35% 1/7/21, LOC RBS Citizens NA, VRDN (a)	2,210,000	2,210,000
Smithtown Central School District TAN Series 2020, 2% 6/25/21	60,000,000	60,512,484
South Huntington Union Free School District TAN Series 2020, 2% 6/25/21	17,000,000	17,145,204
Town of Colonie Albany County BAN Series 2020, 1.25% 3/12/21	12,500,000	12,511,245
Triborough Bridge & Tunnel Auth. Revs. Participating VRDN:
Series Floaters XF 25 87, 0.24% 1/7/21 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(e)(f)	600,000	600,000
Series RBC 16 ZM 0138, 0.26% 1/7/21 (Liquidity Facility Royal Bank of Canada) (a)(e)(f)	4,900,000	4,900,000
Series ZF 09 60, 0.27% 1/7/21 (Liquidity Facility Bank of America NA) (a)(e)(f)	2,145,000	2,145,000
Ulster County Indl. Dev. Agcy. I (Selux Corp. Proj.) Series A, 0.39% 1/7/21, LOC Manufacturers & Traders Trust Co., VRDN (a)(b)	100,000	100,000

TOTAL NEW YORK		256,681,954

North Carolina - 1.2%
Hertford County Indl. Facilities Poll. Cont. Fing. Auth.:
(Nucor Corp. Proj.) Series 2000 A, 0.17% 1/7/21, VRDN (a)(b)	18,900,000	18,900,000
Series 2000 B, 0.17% 1/7/21, VRDN (a)(b)	16,300,000	16,300,000
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys. Rev. Participating VRDN Series XG 01 35, 0.24% 1/7/21 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	7,725,000	7,725,000

TOTAL NORTH CAROLINA		42,925,000

Ohio - 0.5%
Franklin County Hosp. Facilities Rev. Series 2013 A, 0.09% 1/7/21 (Liquidity Facility JPMorgan Chase Bank), VRDN (a)	1,555,000	1,555,000
Ohio Higher Edl. Facility Commission Rev. Participating VRDN Series XG 00 69, 0.17% 1/7/21 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	650,000	650,000
Ohio Hsg. Fin. Agcy. Multi-family Hsg. Rev. Participating VRDN:
Series MIZ 90 50, 0.49% 2/4/21 (Liquidity Facility Mizuho Cap. Markets Llc) (a)(e)(f)	2,890,000	2,890,000
Series XF 10 92, 0.42% 1/7/21 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	12,200,000	12,200,000

TOTAL OHIO		17,295,000

Oregon - 0.1%
Port Portland Spl. Oblig. Rev. (Horizon Air Ind. Proj.) Series 1997, 0.16% 1/4/21, LOC Bank of America NA, VRDN (a)(b)	4,200,000	4,200,000
Pennsylvania - 0.4%
Pennsylvania Hsg. Fin. Agcy. Multifamily Hsg. Dev. Rev. Participating VRDN Series XF 10 95, 0.42% 1/7/21 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	6,600,000	6,600,000
Philadelphia Auth. Indl. Mrf Participating VRDN Series MIZ 90 51, 0.39% 2/4/21 (Liquidity Facility Mizuho Cap. Markets Llc) (a)(e)(f)	2,430,000	2,430,000
Philadelphia Gas Works Rev. Participating VRDN Series YX 11 52, 0.17% 1/7/21 (Liquidity Facility Barclays Bank PLC) (a)(e)(f)	4,985,000	4,985,000

TOTAL PENNSYLVANIA		14,015,000

South Carolina - 0.9%
Berkeley County Indl. Dev. Rev. (Nucor Corp. Proj.) Series 1995, 0.19% 1/7/21, VRDN (a)(b)	1,200,000	1,200,000
Greenville Hosp. Sys. Facilities Rev. Participating VRDN Series XF 01 45, 0.34% 1/7/21 (Liquidity Facility Toronto-Dominion Bank) (a)(e)(f)	3,100,000	3,100,000
South Carolina Jobs-Econ. Dev. Auth. Econ. Dev. Rev. Series 2001, 0.12% 1/7/21, LOC Wells Fargo Bank NA, VRDN (a)(b)	1,300,000	1,300,000
South Carolina Pub. Svc. Auth. Rev.:
Participating VRDN:
Series Floaters XG 02 09, 0.13% 1/7/21 (Liquidity Facility Toronto-Dominion Bank) (a)(e)(f)	4,625,000	4,625,000
Series Floaters XM 03 84, 0.35% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(e)(f)	8,800,000	8,800,000
Series XL 01 54, 0.24% 1/7/21 (Liquidity Facility Barclays Bank PLC) (a)(e)(f)	2,810,000	2,810,000
Series YX 11 57, 0.24% 1/7/21 (Liquidity Facility Barclays Bank PLC) (a)(e)(f)	2,790,000	2,790,000
Series 2020 A, 0.23% 1/6/21, LOC Barclays Bank PLC, CP	5,600,000	5,600,037
South Carolina St. Pub. Svc. Auth. Rev. Participating VRDN Series XG 0046, 0.14% 1/7/21 (Liquidity Facility Toronto-Dominion Bank) (a)(e)(f)	1,400,000	1,400,000

TOTAL SOUTH CAROLINA		31,625,037

South Dakota - 0.4%
South Dakota Health & Edl. Facilities Auth. Rev. Participating VRDN:
Series XG 03 02, 0.24% 1/7/21 (Liquidity Facility Barclays Bank PLC) (a)(e)(f)	1,600,000	1,600,000
Series XM 08 97, 0.24% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(e)(f)	13,720,000	13,720,000

TOTAL SOUTH DAKOTA		15,320,000

Tennessee - 0.1%
Tender Option Bond Trust Receipts Participating VRDN Series XF 10 97, 0.42% 1/7/21 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	2,400,000	2,400,000
Texas - 9.8%
Calhoun County Navigation Indl. Dev. Auth. Port Rev. (B P Chemicals, Inc. Proj.) Series 1998, 0.15% 1/7/21, VRDN (a)(b)	30,000,000	30,000,000
Dallas Fort Worth Int'l. Arpt. Rev. Participating VRDN Series Floaters XF 10 61, 0.32% 1/7/21 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(b)(e)(f)	3,250,000	3,250,000
Grand Parkway Trans. Corp. Participating VRDN Series XF 20 34, 0.12% 1/7/21 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(e)(f)	3,600,000	3,600,000
Harris County Gen. Oblig. Series E2, 0.2% 1/7/21, LOC Barclays Bank PLC, CP	29,000,000	29,000,000
Houston Gen. Oblig.:
Series E1, 0.2% 3/11/21, LOC Citibank NA, CP	4,000,000	4,000,306
Series H2, 0.16% 2/4/21 (Liquidity Facility TD Banknorth, NA), CP	4,000,000	4,000,000
Houston Util. Sys. Rev. Series B1, 0.25% 1/27/21 (Liquidity Facility Bank of America NA), CP	10,000,000	10,000,345
Hurst Participating VRDN Series XF 10 94, 0.42% 1/7/21 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	3,780,000	3,780,000
North Texas Tollway Auth. Rev. Participating VRDN Series XM0085, 0.24% 1/7/21 (Liquidity Facility Barclays Bank PLC) (a)(e)(f)	7,700,000	7,700,000
Port Arthur Navigation District Envir. Facilities Rev. (Motiva Enterprises LLC Proj.):
Series 2004, 0.34% 1/7/21, VRDN (a)(b)	89,185,000	89,185,000
Series 2010 D, 0.23% 1/7/21, VRDN (a)	26,370,000	26,370,000
San Antonio Elec. & Gas Sys. Rev. Series A, 0.22% 1/28/21 (Liquidity Facility Bank of America NA), CP	15,000,000	15,000,690
Texas A&M Univ. Rev. Series B, 0.2% 3/3/21, CP	10,000,000	10,000,338
Texas Gen. Oblig. TRAN Series 2020, 4% 8/26/21	90,000,000	92,242,795
Texas Private Activity Bond Surface Trans. Corp. Participating VRDN Series XM 07 56, 0.42% 1/7/21 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(b)(e)(f)	4,100,000	4,100,000
Trinity Riv Pub. Facilities Corp. Tex M Participating VRDN Series XF 10 83, 0.42% 1/7/21 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	3,500,000	3,500,000

TOTAL TEXAS		335,729,474

Utah - 0.8%
Salt Lake City Arpt. Rev. Participating VRDN:
Series 17 XM 0493, 0.29% 1/7/21 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(b)(e)(f)	16,400,000	16,400,000
Series Floaters XM 06 99, 0.39% 1/7/21 (Liquidity Facility Cr. Suisse AG) (a)(b)(e)(f)	8,100,000	8,100,000
Series XM 08 82, 0.36% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(b)(e)(f)	2,700,000	2,700,000

TOTAL UTAH		27,200,000

Washington - 0.4%
Seattle Hsg. Auth. Rev. (Douglas Apts. Proj.) 0.24% 1/7/21, LOC KeyBank NA, VRDN (a)	1,000,000	1,000,000
Washington Econ. Dev. Fin. Auth. Rev. Participating VRDN Series Floaters 005, 0.44% 2/11/21 (Liquidity Facility Barclays Bank PLC) (a)(b)(e)(f)	9,730,000	9,730,000
Washington Health Care Facilities Auth. Rev. Participating VRDN Series XM 08 83, 0.24% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(e)(f)	3,000,000	3,000,000

TOTAL WASHINGTON		13,730,000

Wisconsin - 0.4%
Pub. Fin. Auth. Hosp. Rev. Participating VRDN:
Series XL 01 47, 0.13% 1/7/21 (Liquidity Facility Barclays Bank PLC) (a)(e)(f)	5,320,000	5,320,000
Series XL 01 48, 0.13% 1/7/21 (Liquidity Facility Barclays Bank PLC) (a)(e)(f)	2,245,000	2,245,000
Series XM 09 14, 0.24% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(e)(f)	1,950,000	1,950,000
Wisconsin Health & Edl. Facilities Participating VRDN Series Floaters XG 00 72, 0.22% 1/7/21 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	4,200,000	4,200,000
Wisconsin Hsg. & Econ. Dev. Auth. Hsg. Rev.:
Series 2007 G, 0.12% 1/7/21, LOC Bank of America NA, VRDN (a)(b)	1,025,000	1,025,000
Series F, 0.11% 1/7/21, LOC Bank of America NA, VRDN (a)(b)	600,000	600,000

TOTAL WISCONSIN		15,340,000

Wyoming - 0.1%
Converse County Envir. Impt. Rev. Series 1995, 0.15% 1/7/21, VRDN (a)(b)	1,000,000	1,000,000
Laramie County Indl. Dev. Rev. (Cheyenne Lt., Fuel & Pwr. Co. Proj.) Series 2009 B, 0.12% 1/7/21, LOC Wells Fargo Bank NA, VRDN (a)(b)	3,730,000	3,730,000

TOTAL WYOMING		4,730,000

TOTAL MUNICIPAL NOTES
(Cost $1,726,404,316)		1,725,744,208
	Shares	Value

Money Market Funds - 11.7%
Fidelity Municipal Cash Central Fund .13% (h)(i)
(Cost $403,565,000)	403,524,648	403,565,000
TOTAL INVESTMENT IN SECURITIES - 99.8%
(Cost $3,428,018,652)		3,433,938,286
NET OTHER ASSETS (LIABILITIES) - 0.2%		5,792,109
NET ASSETS - 100%		$3,439,730,395

Security Type Abbreviations

BAN – BOND ANTICIPATION NOTE

CP – COMMERCIAL PAPER

TAN – TAX ANTICIPATION NOTE

TRAN – TAX AND REVENUE ANTICIPATION NOTE

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (e) Provides evidence of ownership in one or more underlying municipal bonds.

 (f) Coupon rates are determined by re-marketing agents based on current market conditions.

 (g) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $9,700,000 or 0.3% of net assets.

 (h) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (i) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Cost
River Islands Pub. Fing. Auth. Participating VRDN Series MIZ 90 26, 0.39% 2/4/21 (Liquidity Facility Mizuho Cap. Markets Llc)	8/14/20	$9,700,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,112
Fidelity Municipal Cash Central Fund	666,717
Total	$667,829

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

The value, beginning of period, for the Fidelity Municipal Cash Central Fund was $81,157,000. Net realized gain (loss) and change in net unrealized appreciation (depreciation) on Fidelity Municipal Cash Central Fund is presented in the Statement of Operations, if applicable. Purchases and sales of the Fidelity Municipal Cash Central Fund were $1,553,638,000 and $1,231,230,000, respectively, during the period.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Municipal Securities	$3,030,373,286	$--	$3,030,373,286	$--
Money Market Funds	403,565,000	403,565,000	--	--
Total Investments in Securities:	$3,433,938,286	$403,565,000	$3,030,373,286	$--

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

Synthetics	18.3%
General Obligations	15.0%
Industrial Development	13.4%
Other	12.9%
Transportation	12.8%
Electric Utilities	10.2%
Health Care	6.4%
Others* (Individually Less Than 5%)	11.0%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $3,024,453,652)	$3,030,373,286
Fidelity Central Funds (cost $403,565,000)	403,565,000
Total Investment in Securities (cost $3,428,018,652)		$3,433,938,286
Cash		20,554,570
Receivable for fund shares sold		3,448,663
Interest receivable		15,574,290
Distributions receivable from Fidelity Central Funds		31,369
Receivable from investment adviser for expense reductions		254,044
Other receivables		1,793
Total assets		3,473,803,015
Liabilities
Payable for investments purchased
Regular delivery	$24,151,598
Delayed delivery	2,104,043
Payable for fund shares redeemed	6,403,938
Distributions payable	434,374
Accrued management fee	829,432
Other affiliated payables	149,235
Total liabilities		34,072,620
Net Assets		$3,439,730,395
Net Assets consist of:
Paid in capital		$3,435,085,879
Total accumulated earnings (loss)		4,644,516
Net Assets		$3,439,730,395
Net Asset Value and Maximum Offering Price
Conservative Income Municipal Bond:
Net Asset Value, offering price and redemption price per share ($264,227,422 ÷ 26,278,905 shares)		$10.05
Institutional Class:
Net Asset Value, offering price and redemption price per share ($3,175,502,973 ÷ 315,810,490 shares)		$10.06

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2020
Investment Income
Interest		$26,109,152
Income from Fidelity Central Funds		664,250
Total income		26,773,402
Expenses
Management fee	$7,595,758
Transfer agent fees	1,385,579
Independent trustees' fees and expenses	7,938
Commitment fees	5,435
Total expenses before reductions	8,994,710
Expense reductions	(2,415,060)
Total expenses after reductions		6,579,650
Net investment income (loss)		20,193,752
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,295,831)
Capital gain distributions from Fidelity Central Funds	3,579
Total net realized gain (loss)		(1,292,252)
Change in net unrealized appreciation (depreciation) on investment securities		721,894
Net gain (loss)		(570,358)
Net increase (decrease) in net assets resulting from operations		$19,623,394

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2020	Year ended December 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$20,193,752	$31,533,523
Net realized gain (loss)	(1,292,252)	687,241
Change in net unrealized appreciation (depreciation)	721,894	7,080,277
Net increase (decrease) in net assets resulting from operations	19,623,394	39,301,041
Distributions to shareholders	(20,438,482)	(31,733,848)
Share transactions - net increase (decrease)	1,100,307,330	473,170,707
Total increase (decrease) in net assets	1,099,492,242	480,737,900
Net Assets
Beginning of period	2,340,238,153	1,859,500,253
End of period	$3,439,730,395	$2,340,238,153

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Conservative Income Municipal Bond Fund

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$10.05	$10.02	$10.01	$10.00	$10.04
Income from Investment Operations
Net investment income (loss)A	.071	.147	.134	.090	.062
Net realized and unrealized gain (loss)	.007	.032	.011	.010	(.041)
Total from investment operations	.078	.179	.145	.100	.021
Distributions from net investment income	(.077)	(.148)	(.134)	(.088)	(.059)
Distributions from net realized gain	(.001)	(.001)	(.001)	(.002)	(.002)
Total distributions	(.078)	(.149)	(.135)	(.090)	(.061)
Net asset value, end of period	$10.05	$10.05	$10.02	$10.01	$10.00
Total ReturnB,C	.78%	1.79%	1.45%	1.00%	.21%
Ratios to Average Net AssetsD,E
Expenses before reductions	.40%	.40%	.40%	.40%	.40%
Expenses net of fee waivers, if any	.35%	.35%	.35%	.35%	.35%
Expenses net of all reductions	.35%	.35%	.35%	.35%	.35%
Net investment income (loss)	.71%	1.46%	1.34%	.90%	.62%
Supplemental Data
Net assets, end of period (000 omitted)	$264,227	$231,598	$251,811	$234,599	$164,586
Portfolio turnover rateF	41%	63%	45%G	33%	36%

 A Calculated based on average shares outstanding during the period.

 B Total returns for periods of less than one year are not annualized.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Conservative Income Municipal Bond Fund Institutional Class

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$10.06	$10.02	$10.01	$10.00	$10.04
Income from Investment Operations
Net investment income (loss)A	.081	.157	.144	.099	.071
Net realized and unrealized gain (loss)	.007	.042	.011	.011	(.040)
Total from investment operations	.088	.199	.155	.110	.031
Distributions from net investment income	(.087)	(.158)	(.144)	(.098)	(.069)
Distributions from net realized gain	(.001)	(.001)	(.001)	(.002)	(.002)
Total distributions	(.088)	(.159)	(.145)	(.100)	(.071)
Net asset value, end of period	$10.06	$10.06	$10.02	$10.01	$10.00
Total ReturnB	.88%	2.00%	1.56%	1.11%	.31%
Ratios to Average Net AssetsC,D
Expenses before reductions	.35%	.35%	.35%	.35%	.35%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	.81%	1.56%	1.44%	1.00%	.72%
Supplemental Data
Net assets, end of period (000 omitted)	$3,175,503	$2,108,640	$1,607,689	$1,689,234	$844,145
Portfolio turnover rateE	41%	63%	45%F	33%	36%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2020

1. Organization.

Fidelity Conservative Income Municipal Bond Fund (the Fund) is a fund of Fidelity Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Conservative Income Municipal Bond and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2020 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$6,989,011
Gross unrealized depreciation	(1,067,259)
Net unrealized appreciation (depreciation)	$5,921,752
Tax Cost	$3,428,016,534

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(1,277,234)
Net unrealized appreciation (depreciation) on securities and other investments	$5,921,572

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(1,137,644)
Long-term	(139,590)
Total capital loss carryforward	$(1,277,234)

The tax character of distributions paid was as follows:

	December 31, 2020	December 31, 2019
Tax-exempt Income	$20,201,326	$31,501,615
Ordinary Income	–	232,233
Long-term Capital Gains	237,156	–
Total	$20,438,482	$31,733,848

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Conservative Income Municipal Bond Fund	687,381,957	511,080,698

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .30% of the Fund's average net assets. Under the management contract, the investment adviser pays all other fund-level expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense, including commitment fees.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives asset-based fees of .10% and .05% of average net assets for Conservative Income Municipal Bond and Institutional Class, respectively. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

Amount
Conservative Income Municipal Bond	$239,238
Institutional Class	1,146,341
$1,385,579

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades amounted to $227,652,845 and $103,155,000, respectively.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Commitment fees on the Statement of Operations, and are as follows:

Amount
Fidelity Conservative Income Municipal Bond Fund	$5,435

During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2022. Some expenses, for example the compensation of the independent Trustees and certain other expenses such as interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Conservative Income Municipal Bond	.35%	$119,564
Institutional Class	.25%	2,292,297
		$2,411,861

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $3,199.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2020	Year ended December 31, 2019
Distributions to shareholders
Conservative Income Municipal Bond	$1,758,936	$3,823,651
Institutional Class	18,679,546	27,910,197
Total	$20,438,482	$31,733,848

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2020	Year ended December 31, 2019	Year ended December 31, 2020	Year ended December 31, 2019
Conservative Income Municipal Bond
Shares sold	20,073,421	13,307,090	$201,356,757	$133,601,507
Reinvestment of distributions	143,148	315,609	1,435,825	3,170,091
Shares redeemed	(16,971,434)	(15,729,497)	(170,250,260)	(157,981,936)
Net increase (decrease)	3,245,135	(2,106,798)	$32,542,322	$(21,210,338)
Institutional Class
Shares sold	314,491,779	149,098,255	$3,157,593,496	$1,497,784,414
Reinvestment of distributions	957,840	1,569,708	9,608,600	15,769,397
Shares redeemed	(209,345,916)	(101,464,431)	(2,099,437,088)	(1,019,172,766)
Net increase (decrease)	106,103,703	49,203,532	$1,067,765,008	$494,381,045

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Municipal Trust and Shareholders of Fidelity Conservative Income Municipal Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Conservative Income Municipal Bond Fund (one of the funds constituting Fidelity Municipal Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 10, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 280 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period-B July 1, 2020 to December 31, 2020
Fidelity Conservative Income Municipal Bond Fund
Conservative Income Municipal Bond	.35%
Actual		$1,000.00	$1,002.90	$1.76
Hypothetical-C		$1,000.00	$1,023.38	$1.78
Institutional Class	.25%
Actual		$1,000.00	$1,004.40	$1.26
Hypothetical-C		$1,000.00	$1,023.88	$1.27

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

During fiscal year ended 2020, 100% of the fund's income dividends were free from federal income tax, and 35.64% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Conservative Income Municipal Bond Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds or classes and index funds; (vii) lowering expenses for certain funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance. The fund underperformed its benchmark and peers for the one- and three-year periods ended May 31, 2020, and as a result, the Board continues to engage in discussions with FMR regarding the steps it is taking to address the fund's performance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to appropriate peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board. Because the vast majority of competitor funds' management fees do not cover non-management expenses, in prior years, the fund was compared on the basis of a hypothetical "net management fee," which was derived by subtracting payments made by Fidelity for "fund-level" non-management expenses (including pricing and bookkeeping fees and fees paid to non-affiliated custodians) from the fund's management fee. Given the fund's competitive management fee rate, Fidelity no longer calculates a hypothetical net management fee for the fund and, as a result, the chart does not include a hypothetical net management fee for periods after 2016.

Fidelity Conservative Income Municipal Bond Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2019.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the fund) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other "fund-level" expenses, such as pricing and bookkeeping fees and custodial, legal, and audit fees, paid by FMR under the fund's management contract. The Board also considered other "class-level" expenses, such as transfer agent fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2019.

The Board further considered that FMR has contractually agreed to reimburse Institutional Class and the retail class of the fund to the extent that total operating expenses, with certain exceptions, as a percentage of their respective average net assets, exceed 0.25% and 0.35% through April 30, 2021.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation agreements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and outflows from actively managed equity funds; and (viii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

CMB-ANN-0221
1.967792.107

Fidelity Flex® Funds

Fidelity Flex® Municipal Income Fund

Annual Report

December 31, 2020

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2020	Past 1 year	Life of fundA
Fidelity Flex® Municipal Income Fund	3.79%	4.17%

 A From October 12, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Flex® Municipal Income Fund on October 12, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond Index performed over the same period.

Period Ending Values
$11,409	Fidelity Flex® Municipal Income Fund
$11,510	Bloomberg Barclays Municipal Bond Index

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds posted a gain for 2020, overcoming market volatility related to economic and credit fears caused by the coronavirus. The Bloomberg Barclays Municipal Bond Index rose 5.21% for the year. After gaining 7.54% in 2019, munis began 2020 on an upswing, driven by robust demand. By the second week of March, however, the outbreak and spread of COVID-19 raised the prospect of a broad economic slowdown that would present financial challenges for muni issuers across sectors. For example, revenue bonds used to finance airport projects were hampered by a sharp reduction in air travel. Also, bonds issued by hospitals received scrutiny due to uncertain reimbursement for coronavirus-related treatment and the halt of elective procedures. State and local government tax revenue was impacted by the delay in the income-tax filing date to July 15 and the collapse in revenue from sales taxes, activity taxes and fees. Muni yields rose substantially amid this uncertainty. The U.S. Federal Reserve responded to the risk of rapid economic contraction and dysfunction in the credit markets by lowering the fed funds rate, purchasing taxable bonds and launching lending facilities, while Congress passed substantial fiscal stimulus. This led to increased market liquidity and a return of new issuance in the primary market. Demand for municipal bonds, coupled with better-than-expected economic data, drove down muni yields and credit spreads through December 31.

Comments from Co-Portfolio Managers Cormac Cullen, Michael Maka and Elizah McLaughlin:  For 2020, the fund gained 3.79%, lagging, net of fees, the 5.21% advance of the Bloomberg Barclays Municipal Bond Index. We focused on longer-term objectives and sought to generate attractive tax-exempt income and competitive risk-adjusted returns over time. Our sales of below-investment-grade bonds backed by the Buckeye Tobacco Settlement Financing Authority at a loss detracted from the relative result. Although we continued to hold higher-quality securities from the same issuer, we didn’t anticipate that the lower-quality securities would rally as sharply as they did in the second half of 2020. Differences in the way fund holdings and index components were priced also materially hampered the performance versus the index. In contrast, fund holdings cumulatively produced more income than components of the index, which added relative value. Overweighting certain health care bonds, such as OSF Healthcare System, as well as an exposure to bonds issued by the Metropolitan Pier and Exposition Authority, also contributed versus the index. The fund's longer-than-index duration (interest-rate sensitivity) also contributed on a relative basis as rates declined.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On March 1, 2020, Michael Maka assumed co-management responsibilities for the fund. He succeeded Kevin Ramundo, who retired from Fidelity on June 30, 2020, after more than 20 years with the firm.

Investment Summary (Unaudited)

Top Five States as of December 31, 2020

% of fund's net assets
Illinois	14.1
Other	12.6
Pennsylvania	5.7
Florida	5.4
New Jersey	5.3

Top Five Sectors as of December 31, 2020

% of fund's net assets
Health Care	18.5
Transportation	18.1
General Obligations	16.7
Education	14.2
Other	13.1

Quality Diversification (% of fund's net assets)

As of December 31, 2020
AAA	6.4%
AA,A	57.5%
BBB	19.4%
BB and Below	2.3%
Not Rated	0.9%
Short-Term Investments and Net Other Assets	13.5%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments December 31, 2020

Showing Percentage of Net Assets

Municipal Bonds - 86.5%
	Principal Amount	Value
Alabama - 0.7%
Auburn Univ. Gen. Fee Rev. Series 2018 A, 5% 6/1/43	100,000	124,837
Homewood Edl. Bldg. Auth. Rev. Series 2019 A:
4% 12/1/33	$110,000	$126,783
4% 12/1/41	85,000	95,805
4% 12/1/49	190,000	210,644
Jefferson County Gen. Oblig. Series 2018 A:
5% 4/1/25	100,000	118,830
5% 4/1/26	100,000	122,972
Lower Alabama Gas District Bonds (No. 2 Proj.) Series 2020, 4%, tender 12/1/25 (a)	1,095,000	1,263,991

TOTAL ALABAMA		2,063,862

Alaska - 0.0%
Alaska Int'l. Arpts. Revs. Series 2010 A, 5% 10/1/23 (b)	30,000	30,058
Arizona - 2.1%
Arizona Board of Regents Arizona State Univ. Rev. Series 2012 A, 5% 7/1/32 (Pre-Refunded to 7/1/22 @ 100)	10,000	10,706
Arizona Health Facilities Auth. Rev. (Banner Health Sys. Proj.) Series 2015 A, 5% 1/1/21	25,000	25,000
Arizona Indl. Dev. Auth. Lease Rev. Series 2020 A, 4% 9/1/46	1,750,000	1,998,903
Arizona Indl. Dev. Auth. Rev. (Provident Group-Eastern Michigan Univ. Parking Proj.) Series 2018:
5% 5/1/26	450,000	475,884
5% 5/1/29	290,000	305,875
5% 5/1/33	565,000	593,521
Arizona State Lottery Rev. Series 2019, 5% 7/1/23	415,000	464,223
Chandler Indl. Dev. Auth. Indl. Dev. Rev. Bonds (Intel Corp. Proj.):
Series 2005, 2.4%, tender 8/14/23 (a)	65,000	68,352
Series 2007, 2.7%, tender 8/14/23 (a)(b)	600,000	633,840
Series 2019, 5%, tender 6/3/24 (a)(b)	880,000	1,012,150
Glendale Indl. Dev. Auth. (Terraces of Phoenix Proj.) Series 2018 A:
5% 7/1/38	10,000	10,567
5% 7/1/48	10,000	10,410
Maricopa County Indl. Dev. Auth. (Creighton Univ. Proj.) Series 2020, 5% 7/1/47	100,000	123,188
Maricopa County Indl. Dev. Auth. Sr. Living Facilities Series 2016:
5.75% 1/1/36 (c)	100,000	102,850
6% 1/1/48 (c)	200,000	204,022
Phoenix Civic Impt. Board Arpt. Rev. Series 2019 B, 5% 7/1/35 (b)	300,000	376,644
Univ. of Arizona Univ. Revs. Series 2015 A, 5% 6/1/22	10,000	10,666
Western Maricopa Ed. Ctr. District Series 2019 B, 5% 7/1/24	190,000	221,223

TOTAL ARIZONA		6,648,024

California - 3.2%
Alameda Corridor Trans. Auth. Rev. Series 2016 B, 5% 10/1/37	300,000	356,172
California Edl. Facilities Auth. Rev. Series T1, 5% 3/15/39	65,000	99,302
California Gen. Oblig. Series 2020:
4% 11/1/37	1,000,000	1,248,460
4% 11/1/45	2,000,000	2,264,760
California Health Facilities Fing. Auth. Rev. Series 2013 A, 5% 8/15/52 (Pre-Refunded to 8/15/23 @ 100)	445,000	500,598
California Muni. Fin. Auth. Rev. (LINXS APM Proj.) Series 2018 A:
5% 12/31/43 (b)	150,000	177,165
5% 12/31/47 (b)	500,000	586,425
California Statewide Cmntys. Dev. Auth. Rev. Series 2015, 5% 2/1/45	105,000	105,026
Los Angeles Dept. Arpt. Rev. Series F, 5% 5/15/44 (b)	175,000	217,308
Los Angeles Hbr. Dept. Rev. Series 2019 A:
5% 8/1/22 (b)	155,000	166,163
5% 8/1/24 (b)	310,000	358,062
5% 8/1/25 (b)	110,000	131,574
Middle Fork Proj. Fin. Auth. Series 2020, 5% 4/1/26	1,000,000	1,188,120
Sacramento County Arpt. Sys. Rev. Series 2018 C, 5% 7/1/39 (b)	105,000	127,682
San Diego County Reg'l. Arpt. Auth. Arpt. Rev. Series 2019 A, 5% 7/1/49	500,000	621,615
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev.:
Series 2019 A, 5% 5/1/49 (b)	1,000,000	1,227,830
Series 2019 B, 5% 5/1/49	45,000	56,151
Washington Township Health Care District Rev.:
Series 2017 A, 5% 7/1/35	190,000	225,562
Series 2017 B:
5% 7/1/29	115,000	140,655
5% 7/1/30	230,000	280,490

TOTAL CALIFORNIA		10,079,120

Colorado - 3.2%
Arkansas River Pwr. Auth. Rev. Series 2018 A:
5% 10/1/38	40,000	47,117
5% 10/1/43	50,000	58,169
Colorado Health Facilities Auth.:
(Parkview Med. Ctr., Inc. Proj.) Series 2016, 4% 9/1/35	35,000	38,971
Bonds Series 2019 B:
5%, tender 8/1/26 (a)	110,000	132,935
5%, tender 11/19/26 (a)	210,000	265,358
Series 2019 A:
5% 11/1/25	435,000	526,881
5% 11/15/39	190,000	244,213
Colorado Health Facilities Auth. Rev. Bonds Series 2016 C, 5%, tender 11/15/26 (a)	275,000	347,380
Colorado Hsg. & Fin. Auth.:
Series 2019 F, 4.25% 11/1/49	75,000	84,368
Series 2019 H, 4.25% 11/1/49	45,000	50,706
Colorado Reg'l. Trans. District Ctfs. of Prtn. Series 2020, 5% 6/1/31	105,000	137,580
Colorado Univ. Co. Hosp. Auth. Rev. Series 2012 A, 5% 11/15/42	845,000	903,052
Denver City & County Arpt. Rev.:
Series 2017 A:
5% 11/15/23 (b)	25,000	28,118
5% 11/15/26 (b)	50,000	61,757
Series 2018 A, 5% 12/1/34 (b)	1,125,000	1,562,051
Denver City & County Board Wtr. Rev. Series 2020 B:
5% 9/15/27	2,000,000	2,599,740
5% 9/15/28	2,000,000	2,669,280
Vauxmont Metropolitan District:
Series 2019, 5% 12/15/25 (FSA Insured)	40,000	47,648
Series 2020, 5% 12/1/30 (FSA Insured)	220,000	287,397

TOTAL COLORADO		10,092,721

Connecticut - 2.5%
Connecticut Gen. Oblig.:
Series 2014 H, 5% 11/15/21	295,000	307,124
Series 2016 B:
5% 5/15/25	220,000	263,320
5% 5/15/26	125,000	154,646
Series 2016 D, 5% 8/15/25	210,000	253,651
Series 2018 F:
5% 9/15/24	100,000	117,025
5% 9/15/25	100,000	121,150
Series 2019 A, 5% 4/15/26	115,000	141,918
Series 2020 A, 4% 1/15/34	300,000	368,025
Connecticut Health & Edl. Facilities Auth. Rev.:
Bonds Series 2020 B:
5%, tender 1/1/25 (a)	200,000	234,978
5%, tender 1/1/27 (a)	330,000	413,259
Series 2019 A, 5% 7/1/49 (c)	130,000	137,211
Series 2019 Q-1:
5% 11/1/25	90,000	108,914
5% 11/1/26	95,000	118,015
Series 2020 K, 4% 7/1/45	1,000,000	1,143,530
Series A:
5% 7/1/26	160,000	184,909
5% 7/1/26 (Pre-Refunded to 7/1/21 @ 100)	105,000	107,424
Series E, 5% 7/1/42	250,000	281,190
Series K3, 5% 7/1/43	215,000	240,091
Series N:
5% 7/1/25	390,000	438,582
5% 7/1/26	575,000	658,657
5% 7/1/27	430,000	499,755
Series R, 5% 6/1/36	900,000	1,158,021
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev. Series 2012 A, 5% 1/1/24	80,000	87,422
Univ. of Connecticut Gen. Oblig.:
Series 2016 A, 5% 3/15/22	85,000	89,802
Series 2019 A, 5% 11/1/25	140,000	170,391

TOTAL CONNECTICUT		7,799,010

District Of Columbia - 1.2%
Metropolitan Washington Arpts. Auth. Dulles Toll Road Rev. (Dulles Metrorail and Cap. Impt. Projs.) Series 2019 A:
5% 10/1/31	185,000	235,035
5% 10/1/44	1,000,000	1,222,940
Metropolitan Washington DC Arpts. Auth. Sys. Rev.:
Series 2011 C:
5% 10/1/22 (b)	60,000	61,920
5% 10/1/23 (b)	65,000	67,204
5% 10/1/24 (b)	60,000	62,011
5% 10/1/25 (b)	80,000	82,633
Series 2017 A, 5% 10/1/26 (b)	440,000	546,757
Series 2019 A, 5% 10/1/25 (b)	70,000	84,502
Series 2020 A:
5% 10/1/25 (b)	440,000	531,155
5% 10/1/26 (b)	320,000	397,642
5% 10/1/27 (b)	110,000	139,978
5% 10/1/28 (b)	55,000	71,363
Washington Convention & Sports Auth. Series 2018 A:
5% 10/1/23	100,000	109,258
5% 10/1/24	100,000	112,493
5% 10/1/25	100,000	115,636

TOTAL DISTRICT OF COLUMBIA		3,840,527

Florida - 5.4%
Atlantic Beach Health Care Facilities Series A, 5% 11/15/43	255,000	278,896
Broward County Arpt. Sys. Rev.:
Series 2012 Q1, 5% 10/1/21	250,000	258,703
Series 2015 C, 5% 10/1/24 (b)	45,000	52,169
Series 2017, 5% 10/1/42 (b)	1,365,000	1,625,879
Series 2019 A, 5% 10/1/49 (b)	1,000,000	1,220,530
Broward County School Board Ctfs. of Prtn.:
Series 2015 A, 5% 7/1/23	50,000	55,745
Series 2016, 5% 7/1/26	230,000	284,370
Cap. Projs. Fin. Auth. Student Hsg. Rev. (Cap. Projs. Ln. Prog. - Florida Univs.) Series 2020 A, 5% 10/1/30	500,000	588,045
Escambia County Health Facilities Auth. Health Facilities Rev. Series 2020 A, 4% 8/15/45	110,000	122,502
Florida Higher Edl. Facilities Fing. Auth. (St. Leo Univ. Proj.) Series 2019, 5% 3/1/24	390,000	418,513
Florida Hsg. Fin. Corp. Rev. Series 2019 1, 4% 7/1/50	175,000	195,570
Florida Mid-Bay Bridge Auth. Rev. Series 2015 A:
5% 10/1/27	105,000	122,678
5% 10/1/29	80,000	92,729
5% 10/1/30	70,000	80,891
Greater Orlando Aviation Auth. Arpt. Facilities Rev.:
Series 2017 A, 5% 10/1/31 (b)	125,000	153,723
Series 2019 A:
5% 10/1/22 (b)	300,000	323,070
5% 10/1/23 (b)	300,000	336,024
5% 10/1/24 (b)	300,000	348,516
5% 10/1/25 (b)	300,000	360,591
5% 10/1/32 (b)	300,000	388,170
5% 10/1/38 (b)	430,000	546,349
5% 10/1/54 (b)	1,620,000	2,003,146
Lee County Arpt. Rev. Series 2011 A, 5.375% 10/1/32 (b)	25,000	25,588
Lee Memorial Health Sys. Hosp. Rev. Series 2019 A1, 5% 4/1/44	665,000	821,601
Miami-Dade County Aviation Rev.:
Series 2015 A, 5% 10/1/27 (b)	355,000	417,075
Series 2016 A, 5% 10/1/29	145,000	176,835
Series 2017 B, 5% 10/1/40 (b)	635,000	757,041
Series 2020 A:
4% 10/1/40	300,000	356,853
5% 10/1/25	245,000	296,781
Miami-Dade County Expressway Auth. Series 2014 A, 5% 7/1/25	395,000	452,923
Miami-Dade County School Board Ctfs. of Prtn.:
Bonds Series 2014 A, 5%, tender 5/1/24 (a)	100,000	114,724
Series 2015 D, 5% 2/1/26	10,000	12,236
South Miami Health Facilities Auth. Hosp. Rev. (Baptist Med. Ctr., FL. Proj.) Series 2017:
5% 8/15/26	100,000	123,883
5% 8/15/42	5,000	6,058
Tallahassee Health Facilities Rev.:
(Tallahassee Memorial Healthcare, Inc. Proj.) Series 2016 A, 5% 12/1/26	100,000	117,735
Series 2015 A, 5% 12/1/40	410,000	457,412
Tampa Hosp. Rev.:
(H Lee Moffitt Cancer Ctr. Proj.) Series 2016 B, 5% 7/1/29	25,000	29,940
(H. Lee Moffitt Cancer Ctr. Proj.) Series 2020 B, 4% 7/1/39	1,000,000	1,174,670
Tampa Tax Allocation (H. Lee Moffitt Cancer Ctr. Proj.) Series 2020 A:
0% 9/1/34	700,000	499,800
0% 9/1/35	750,000	513,255
0% 9/1/36	800,000	523,856
Volusia County Edl. Facilities Auth. Rev. (Embry-Riddle Aeronautical Univ., Inc. Proj.) Series 2020 A:
5% 10/15/44	30,000	37,045
5% 10/15/49	60,000	73,496

TOTAL FLORIDA		16,845,616

Georgia - 3.5%
Atlanta Arpt. Rev. Series 2019 B, 5% 7/1/25 (b)	60,000	71,826
Atlanta Wtr. & Wastewtr. Rev. Series 2018 B, 5% 11/1/47	1,000,000	1,247,060
Brookhaven Dev. Auth. Rev. Series 2019 A, 5% 7/1/36	150,000	193,716
Burke County Indl. Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Vogtle Proj.):
Series 1994:
2.15%, tender 6/13/24 (a)	1,140,000	1,190,730
2.25%, tender 5/25/23 (a)	315,000	325,965
Series 2013 1st, 2.925%, tender 3/12/24 (a)	330,000	351,668
DeKalb Private Hosp. Auth. Rev. Series 2019 B, 5% 7/1/27	210,000	269,877
Fulton County Dev. Auth. Rev. Series 2019:
4% 6/15/49	40,000	45,836
5% 6/15/52	145,000	179,033
Georgia Muni. Elec. Auth. Pwr. Rev.:
Series 2018 A, 5% 1/1/22	375,000	392,275
Series 2019 A:
4% 1/1/49	245,000	279,337
5% 1/1/23	450,000	491,058
5% 1/1/26	165,000	200,285
5% 1/1/30	55,000	70,811
5% 1/1/34	375,000	474,251
Series HH, 5% 1/1/22	425,000	444,579
Georgia Road & Thruway Auth. Rev. Series 2020, 5% 6/1/31	1,000,000	1,362,360
Glynn-Brunswick Memorial Hosp. Auth. Rev. (Southeast Georgia Health Sys. Proj.) Series 2017:
4% 8/1/43	5,000	5,406
5% 8/1/39	5,000	5,693
5% 8/1/43	5,000	5,827
Hosp. Auth. of Savannah Auth. Rev. Series 2019 A:
4% 7/1/36	195,000	226,399
4% 7/1/43	205,000	233,550
Main Street Natural Gas, Inc. Bonds Series 2018 C, 4%, tender 12/1/23 (a)	500,000	548,365
Monroe County Dev. Auth. Poll. Cont. Rev. (Georgia Pwr. Co. Plant Scherer Proj.) Series 1995, 2.25% 7/1/25	200,000	206,376
Private Colleges & Univs. Auth. Rev.:
Series 2020 B:
5% 9/1/25	180,000	219,532
5% 9/1/34	1,000,000	1,353,140
Series A:
4% 6/1/21	120,000	121,585
5% 6/1/22	80,000	84,744
5% 6/1/23	80,000	86,954
5% 6/1/24	130,000	145,859

TOTAL GEORGIA		10,834,097

Hawaii - 0.9%
Hawaii Arpts. Sys. Rev.:
Series 2015 A, 5% 7/1/45 (b)	1,000,000	1,137,910
Series 2018 A, 5% 7/1/33 (b)	125,000	155,983
Hawaii Gen. Oblig. Series 2020 A, 4% 7/1/36 (b)	40,000	47,514
Honolulu City & County Gen. Oblig.:
(Honolulu Rail Transit Proj.) Series 2020 B, 5% 3/1/29	1,000,000	1,343,260
Series 2017 A, 5% 9/1/33	5,000	6,311
Honolulu City and County Wastewtr. Sys. Series 2015 A, 5% 7/1/40 (Pre-Refunded to 7/1/25 @ 100)	115,000	139,082

TOTAL HAWAII		2,830,060

Idaho - 0.0%
Idaho Hsg. & Fin. Assoc. Single Family Mtg. Series 2019 A, 4% 1/1/50	25,000	27,959
Illinois - 14.1%
Champaign County Cmnty. Unit Series 2019, 4% 6/1/26	15,000	17,731
Chicago Board of Ed.:
Series 1998 B1, 0% 12/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	45,000	44,311
Series 2011 A, 5% 12/1/41	50,000	50,636
Series 2012 A, 5% 12/1/42	745,000	763,655
Series 2018 A:
5% 12/1/29	350,000	407,771
5% 12/1/31	150,000	173,753
Series 2018 C, 5% 12/1/46	200,000	225,262
Series 2019 A:
5% 12/1/29	125,000	147,296
5% 12/1/30	100,000	117,551
5% 12/1/30	405,000	476,082
Chicago Gen. Oblig.:
Series 2015 C, 5% 1/1/27	215,000	239,310
Series 2020 A:
5% 1/1/27	400,000	453,644
5% 1/1/30	230,000	265,282
Chicago Midway Arpt. Rev.:
Series 2013 A:
5.375% 1/1/33 (b)	2,000,000	2,167,440
5.5% 1/1/29 (b)	200,000	217,774
Series 2014 B, 5% 1/1/26	100,000	112,443
Series 2016 B:
4% 1/1/35	200,000	218,744
5% 1/1/46	2,000,000	2,294,380
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2012 B, 4% 1/1/29 (b)	400,000	410,932
Series 2013 A, 5% 1/1/23 (b)	70,000	75,978
Series 2017 B, 5% 1/1/37	50,000	60,060
Series 2018 A, 5% 1/1/48 (b)	90,000	107,510
Chicago O'Hare Int'l. Arpt. Spl. Facilities Rev. Series 2018:
5% 7/1/38 (b)	50,000	58,932
5% 7/1/48 (b)	400,000	462,084
Cook County Cmnty. Consolidated School District No. 59 Series 2020:
4% 3/1/21	200,000	201,171
5% 3/1/26	615,000	758,270
Cook County Gen. Oblig.:
Series 2011 A, 5.25% 11/15/23	50,000	51,893
Series 2016 A:
5% 11/15/23	10,000	11,132
5% 11/15/31	500,000	593,170
Illinois Fin. Auth. Bonds Series 2020 B, 5%, tender 11/15/24 (a)	400,000	458,272
Illinois Fin. Auth. Academic Facilities:
(Provident Group UIUC Properties LLC Univ. of Illinois at Urbana-Champaign Proj.) Series 2019 A, 5% 10/1/25	200,000	233,966
(Provident Group UIUC Properties LLC Univ. of Illinois at Urbana-Champaign Proj.) Series 2019 A:
5% 10/1/26	200,000	239,792
5% 10/1/31	200,000	248,736
Illinois Fin. Auth. Rev.:
(Bradley Univ. Proj.) Series 2017 C:
5% 8/1/22	40,000	41,930
5% 8/1/24	45,000	50,082
5% 8/1/30	615,000	715,374
(Depaul Univ., IL Proj.):
Series 2016 A, 5% 10/1/28	10,000	12,042
Series 2016, 5% 10/1/29	30,000	35,939
(OSF Healthcare Sys.) Series 2018 A:
4.125% 5/15/47	750,000	852,690
5% 5/15/43	790,000	965,506
(Presence Health Proj.) Series 2016 C, 5% 2/15/36	15,000	18,402
Series 2011 IL, 5% 12/1/22 (Pre-Refunded to 12/1/21 @ 100)	5,000	5,218
Series 2012 A, 5% 5/15/41 (Pre-Refunded to 5/15/22 @ 100)	695,000	740,321
Series 2013:
4% 5/15/33 (Pre-Refunded to 5/15/22 @ 100)	270,000	282,236
4.25% 5/15/43 (Pre-Refunded to 5/15/22 @ 100)	55,000	57,679
5% 11/15/24	65,000	70,451
Series 2015 A:
5% 11/15/23	10,000	11,208
5% 11/15/25	150,000	180,012
5% 11/15/45	300,000	343,284
Series 2015 C:
4.125% 8/15/37	60,000	64,955
5% 8/15/26	35,000	41,367
5% 8/15/44	1,380,000	1,545,683
Series 2016 A:
5% 8/15/24 (Escrowed to Maturity)	65,000	75,811
5% 7/1/31	30,000	35,675
5% 7/1/33	10,000	11,809
5% 7/1/36	45,000	52,844
Series 2016 B, 5% 8/15/35	250,000	300,520
Series 2016 C:
4% 2/15/41	35,000	39,985
4% 2/15/41 (Pre-Refunded to 2/15/27 @ 100)	5,000	6,059
5% 2/15/34	50,000	61,566
Series 2016:
5% 12/1/23	155,000	174,096
5% 5/15/29	10,000	11,985
5% 12/1/29	620,000	735,983
5% 12/1/33	485,000	568,100
5% 12/1/40	85,000	98,195
5% 12/1/46	95,000	108,437
Series 2017 A, 5% 7/15/42	1,000,000	1,227,370
Series 2018 A:
4.25% 1/1/44	55,000	62,695
5% 1/1/38	225,000	270,227
5% 1/1/44	340,000	404,073
Series 2019:
4% 9/1/35	60,000	66,422
5% 9/1/36	295,000	355,897
5% 9/1/38	100,000	119,949
Illinois Gen. Oblig.:
Serie 2014, 5% 4/1/24	100,000	110,343
Series 2012 A, 4% 1/1/23	65,000	66,635
Series 2012:
5% 8/1/22	90,000	95,233
5% 8/1/24	70,000	73,489
Series 2013 A, 5% 4/1/23	525,000	565,058
Series 2013, 5% 7/1/23	10,000	10,832
Series 2014, 5% 2/1/25	520,000	569,078
Series 2016:
5% 2/1/21	30,000	30,088
5% 1/1/26	5,000	5,709
5% 2/1/26	400,000	456,996
5% 2/1/27	585,000	678,618
5% 11/1/29	1,400,000	1,589,994
Series 2017 D:
5% 11/1/21	900,000	925,476
5% 11/1/24	765,000	838,960
5% 11/1/25	65,000	72,587
5% 11/1/26	1,640,000	1,854,168
5% 11/1/27	250,000	284,930
Series 2017, 4% 2/1/24	15,000	16,037
Series 2018 A, 5% 10/1/24	25,000	27,909
Series 2018 B:
5% 5/1/24	1,500,000	1,658,460
5% 10/1/24	1,050,000	1,172,168
Series 2019 B:
5% 9/1/21	105,000	107,722
5% 9/1/22	100,000	106,064
5% 9/1/23	105,000	114,213
5% 9/1/24	105,000	116,997
5% 9/1/25	20,000	22,702
Illinois Toll Hwy. Auth. Toll Hwy. Rev.:
Series 2014 A, 5% 12/1/22	235,000	256,347
Series A:
5% 1/1/40	220,000	287,718
5% 1/1/45	600,000	772,284
Kane, Cook & DuPage Counties School District #46 Elgin Series 2003 B, 0% 1/1/22 (Escrowed to Maturity)	100,000	99,714
Kendall, Kane & Will Counties Cmnty. Unit School District #308:
Series 2008, 0% 2/1/25 (FSA Insured)	315,000	304,781
Series 2011, 5.5% 2/1/22	100,000	105,107
Series 2015, 4% 2/1/30	800,000	878,768
Metropolitan Pier & Exposition:
(McCormick Place Expansion Proj.) Series 2010 B1:
0% 6/15/43 (FSA Insured)	610,000	312,546
0% 6/15/47 (FSA Insured)	155,000	66,972
Series 1994 A, 0% 6/15/25	25,000	23,416
Series 1994, 0% 6/15/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,200,000	1,041,912
Series 2002 A, 0% 6/15/32 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	30,000	22,785
Series 2002, 0% 12/15/23	205,000	197,274
Series 2012 B, 5% 6/15/23	10,000	10,476
Series 2017 A, 5% 6/15/57	875,000	982,135
Series 2020 A:
4% 6/15/50	1,170,000	1,243,219
5% 6/15/50	1,730,000	1,999,344
Northern Illinois Univ. Revs. Series 2020 B, 4% 4/1/40 (Build America Mutual Assurance Insured)	455,000	518,031
Railsplitter Tobacco Settlement Auth. Rev. Series 2010, 5.5% 6/1/23 (Pre-Refunded to 6/1/21 @ 100)	105,000	107,276
Univ. of Illinois Board of Trustees Ctfs. of Prtn. (Univ. of Illinois Rev. Proj.) Series 2014 A, 5% 10/1/26	15,000	17,249
Univ. of Illinois Rev. Series 2018 A, 5% 4/1/30	100,000	125,965

TOTAL ILLINOIS		44,130,825

Indiana - 0.7%
Indiana Fin. Auth. Envir. Facilities Rev. Bonds (Indianapolis Pwr. & Lt. Co. Proj.):
Series 2020 A, 0.75%, tender 4/1/26 (a)	50,000	50,240
Series 2020 B, 0.95%, tender 4/1/26 (a)	100,000	100,324
Indiana Fin. Auth. Rev.:
Series 2012, 5% 3/1/23 (Pre-Refunded to 3/1/22 @ 100)	35,000	36,938
Series 2016:
5% 9/1/24	20,000	23,132
5% 9/1/30	50,000	60,468
Indiana Health Facility Fing. Auth. Rev. Bonds Series 2001 A2, 2%, tender 2/1/23 (a)	65,000	67,337
Indiana Hsg. & Cmnty. Dev. Auth. Series A, 3.75% 1/1/49	430,000	480,078
Saint Joseph County Econ. Dev. Auth. Rev. (St. Mary's College Proj.):
Series 2019, 4% 4/1/46	215,000	237,005
Series 2020, 5% 4/1/30	105,000	134,018
Whiting Envir. Facilities Rev. Bonds (BP Products North America, Inc. Proj.) Series 2019 A, 5%, tender 6/5/26 (a)(b)	695,000	848,192

TOTAL INDIANA		2,037,732

Iowa - 0.9%
Iowa Fin. Auth. Rev.:
Series 2019 A2, 2.875% 5/15/49	70,000	70,677
Series A:
5% 5/15/43	35,000	37,783
5% 5/15/48	25,000	26,855
Iowa Higher Ed. Ln. Auth. Rev. (Grinnell College Proj.) Series 2017, 5% 12/1/46	2,000,000	2,435,820
Iowa Student Ln. Liquidity Corp. Student Ln. Rev. Series 2019 B, 5% 12/1/27 (b)	155,000	191,476

TOTAL IOWA		2,762,611

Kentucky - 2.8%
Ashland Med. Ctr. Rev. Series 2019:
4% 2/1/37	175,000	189,236
5% 2/1/25	280,000	317,010
Carroll County Poll. Ctlr Rev. Bonds (Kentucky Utils. Co. Proj.) Series 2016 A, 1.55%, tender 9/1/26 (a)	1,000,000	1,014,950
Kentucky Econ. Dev. Fin. Auth.:
Bonds Series 2009 B, 2.7%, tender 11/10/21 (a)	100,000	101,541
Series 2019 A2, 5% 8/1/30	345,000	447,289
Kentucky State Property & Buildings Commission Rev.:
(Proj. No. 118) Series 2018, 5% 4/1/25	175,000	206,096
(Proj. No. 119) Series 2018:
5% 5/1/26	80,000	97,355
5% 5/1/29	85,000	107,539
5% 5/1/32	20,000	25,380
5% 5/1/33	15,000	18,946
5% 5/1/34	20,000	25,132
5% 5/1/35	10,000	12,347
5% 5/1/36	10,000	12,266
5% 5/1/38	1,000,000	1,220,460
Series A:
4% 11/1/35	600,000	698,592
5% 11/1/29	150,000	191,580
Series C, 5% 11/1/21	140,000	145,363
Kentucky, Inc. Pub. Energy:
Bonds Series A, 4%, tender 6/1/26 (a)	1,505,000	1,751,670
Series A, 4% 6/1/21	145,000	147,059
Louisville & Jefferson County:
Bonds:
Series 2020 B, 5%, tender 10/1/23 (a)	200,000	224,122
Series 2020 C, 5%, tender 10/1/26 (a)	70,000	86,552
Series 2020 D, 5%, tender 10/1/29 (a)	85,000	111,825
Series 2016 A, 5% 10/1/32	70,000	84,480
Series 2020 A, 4% 10/1/40	195,000	227,945
Louisville Reg'l. Arpt. Auth. Sys. Rev. Series 2014 A, 5% 7/1/24 (b)	65,000	74,387
Louisville/Jefferson County Metropolitan Gov. Series 2012, 5% 12/1/35 (Pre-Refunded to 6/1/22 @ 100)	125,000	133,325
Pikeville Hosp. Rev. Series 2011:
6% 3/1/22 (Pre-Refunded to 3/1/21 @ 100)	75,000	75,677
6% 3/1/22 (Pre-Refunded to 3/1/21 @ 100)	835,000	842,540
Trimble County Poll. Cont. Rev. Bonds (Louisville Gas and Elec. Co. Proj.) Series 2001 B, 2.55%, tender 5/3/21 (a)	200,000	201,201

TOTAL KENTUCKY		8,791,865

Louisiana - 0.5%
Calcasieu Parish Memorial Hosp. (Lake Charles Memorial Hosp. Proj.) Series 2019, 4% 12/1/21	775,000	786,168
Louisiana Pub. Facilities Auth. Rev.:
(Ochsner Clinic Foundation Proj.):
Series 2015, 5% 5/15/47	195,000	221,608
Series 2017, 5% 5/15/27	115,000	144,159
(Tulane Univ. of Louisiana Proj.):
Series 2016 A, 5% 12/15/28	15,000	18,457
Series 2017 A, 5% 12/15/32	165,000	205,283
Series 2018 E, 5% 7/1/38	100,000	125,902

TOTAL LOUISIANA		1,501,577

Maine - 0.6%
Maine Health & Higher Edl. Facilities Auth. Rev.:
(Eastern Maine Healthcare Systems Proj.) Series 2013, 5% 7/1/43	220,000	232,155
(Univ. of New England) Series 2017 A, 4% 7/1/22	20,000	20,961
Series 2011:
6.75% 7/1/41	100,000	101,764
7.5% 7/1/32	180,000	184,183
Series 2013:
5% 7/1/25	40,000	43,532
5% 7/1/33	65,000	69,189
Series 2014, 5% 7/1/30	585,000	659,798
Series 2016 A:
4% 7/1/41	85,000	88,460
4% 7/1/46	85,000	87,524
5% 7/1/41	25,000	27,625
5% 7/1/46	140,000	153,388
Series 2017 B, 5% 7/1/29	10,000	12,038
Series 2018, 5% 7/1/48	135,000	166,767

TOTAL MAINE		1,847,384

Maryland - 2.4%
Maryland Cmnty. Dev. Admin Dept. Hsg. & Cmnty. Dev.:
Series 2019 B, 4% 9/1/49	120,000	133,505
Series 2019 C, 5% 9/1/28	115,000	150,322
Maryland Econ. Dev. Corp. Air Cargo Series 2019:
5% 7/1/22 (b)	280,000	295,383
5% 7/1/23 (b)	325,000	354,114
5% 7/1/25 (b)	510,000	590,116
5% 7/1/26 (b)	230,000	272,748
Maryland Health & Higher Edl. Facilities Auth. Rev. (Medstar Health, Inc. Proj.) Series 2017 A, 5% 5/15/45	150,000	180,197
Maryland Trans. Auth. Trans. Facility Projs. Rev. Series 2020:
4% 7/1/50	2,500,000	2,974,175
5% 7/1/40	2,000,000	2,661,980

TOTAL MARYLAND		7,612,540

Massachusetts - 2.9%
Massachusetts Dept. of Trans. Metropolitan Hwy. Sys. Rev. Bonds Series 2019 A, 5%, tender 1/1/23 (a)	300,000	327,813
Massachusetts Dev. Fin. Agcy. Rev.:
(Lawrence Gen. Hosp.):
Series 2014 A, 5.25% 7/1/34	40,000	39,279
Series 2017, 5% 7/1/21	100,000	100,280
Series 2016 A, 5% 1/1/31	40,000	47,176
Series 2016 I:
5% 7/1/30	195,000	230,112
5% 7/1/41	140,000	160,509
Series 2017 A:
5% 1/1/36	325,000	384,553
5% 1/1/37	1,050,000	1,238,958
Series 2017, 5% 7/1/36	275,000	324,346
Series 2018, 5% 1/1/43	180,000	209,219
Series 2019 K:
5% 7/1/25	125,000	150,130
5% 7/1/26	165,000	204,508
5% 7/1/27	195,000	248,032
Series 2019:
5% 7/1/27	440,000	545,477
5% 9/1/59	510,000	617,743
Series 2020 A:
4% 7/1/45	480,000	530,357
5% 10/15/28	1,000,000	1,344,650
Series M:
4% 10/1/50	490,000	544,223
5% 10/1/45	370,000	453,609
Massachusetts Edl. Fing. Auth. Rev.:
Series 2016 J, 5% 7/1/22 (b)	130,000	138,840
Series 2016, 5% 7/1/24 (b)	210,000	241,187
Massachusetts Port Auth. Rev. Series 2019 A, 5% 7/1/40 (b)	500,000	631,995
Massachusetts Port Auth. Spl. Facilities Rev. (Bosfuel Proj.) Series 2019 A, 5% 7/1/49 (b)	230,000	277,527

TOTAL MASSACHUSETTS		8,990,523

Michigan - 1.5%
Detroit Downtown Dev. Auth. Tax Series A, 5% 7/1/37 (FSA Insured)	40,000	44,792
Flint Hosp. Bldg. Auth. Rev. Series 2020:
4% 7/1/41	140,000	151,537
5% 7/1/25	60,000	68,861
5% 7/1/27	265,000	315,732
Grand Rapids Pub. Schools Series 2019, 5% 11/1/26 (FSA Insured)	180,000	227,475
Great Lakes Wtr. Auth. Sew Disp. Sys. Series 2018 A, 5% 7/1/48	200,000	242,356
Great Lakes Wtr. Auth. Wtr. Supply Sys. Rev. Series 2016 D, 5% 7/1/27	100,000	124,066
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev. Series 2016, 4% 5/15/36	185,000	206,628
Michigan Fin. Auth. Rev.:
(Charter County of Wayne Criminal Justice Ctr. Proj.) Series 2018, 5% 11/1/43	50,000	62,107
(Henry Ford Health Sys. Proj.) Series 2016, 5% 11/15/25	570,000	693,166
Series 2016:
5% 11/15/26	160,000	200,637
5% 11/15/41	30,000	35,641
Series 2019 A, 5% 11/15/48	55,000	69,076
Series 2020 A:
4% 5/15/22	325,000	339,729
4% 6/1/49	135,000	153,256
Michigan Hosp. Fin. Auth. Rev. (Trinity Health Proj.) Series 2008 C, 5% 12/1/32	10,000	12,726
Michigan Strategic Fund Ltd. Oblig. Rev. Bonds (Consumer Energy Co. Proj.) Series 2019, 1.8%, tender 10/1/24 (a)(b)	175,000	182,219
Univ. of Michigan Rev. Series 2020 A, 5% 4/1/50	1,000,000	1,302,870
Wayne County Arpt. Auth. Rev.:
Series 2017 A, 5% 12/1/29	45,000	55,912
Series 2017 B, 5% 12/1/42 (b)	150,000	176,090
Series 2018 D, 5% 12/1/29 (b)	85,000	106,487

TOTAL MICHIGAN		4,771,363

Minnesota - 1.4%
City of White Bear Lake (YMCA of Greater Twin Cities Proj.) Series 2018, 5% 6/1/22	490,000	517,636
Duluth Econ. Dev. Auth. Health Care Facilities Rev. Series 2018 A:
5% 2/15/48	220,000	261,290
5% 2/15/58	270,000	318,641
Maple Grove Health Care Sys. Rev.:
( North Memorial Med. Ctr., Proj.) Series 2015, 4% 9/1/21	25,000	25,492
Series 2015, 5% 9/1/26	60,000	70,405
Minnesota Higher Ed. Facilities Auth. Rev. Series 2018 A:
5% 10/1/30	500,000	611,085
5% 10/1/45	30,000	35,119
Minnesota Hsg. Fin. Agcy. Series B, 4% 8/1/39	2,050,000	2,496,265

TOTAL MINNESOTA		4,335,933

Mississippi - 0.1%
Mississippi Hosp. Equip. & Facilities Auth.:
Bonds Series II, 5%, tender 3/1/27 (a)	80,000	97,331
Series I, 5% 10/1/24	70,000	81,603

TOTAL MISSISSIPPI		178,934

Missouri - 1.3%
Cape Girardeau County Indl. Dev. Auth. (Southeast Hosp. Proj.) Series 2017 A, 5% 3/1/36	35,000	38,435
Kansas City Wtr. Rev. Series 2020 A, 4% 12/1/44	1,200,000	1,489,320
Missouri Health & Edl. Facilities Rev.:
Series 2017 A, 5% 10/1/42	475,000	570,884
Series 2018 A, 5% 11/15/43	1,000,000	1,234,870
Missouri Hsg. Dev. Commission Single Family Mtg. Rev. Series 2019, 4% 5/1/50	25,000	27,970
Saint Louis Arpt. Rev. Series A, 5.25% 7/1/26 (FSA Insured)	570,000	709,633
Saint Louis County Indl. Dev. Auth. Sr. Living Facilities Rev. Series 2018 A, 5.125% 9/1/48	25,000	27,735

TOTAL MISSOURI		4,098,847

Montana - 0.0%
Montana Board Hsg. Single Family:
Series 2017 A, 4% 12/1/47 (b)	30,000	31,714
Series 2019 B, 4% 6/1/50	15,000	17,154
Montana Facility Fin. Auth. Rev. (Benefis Health Sys. Proj.) Series 2016, 5% 2/15/32	30,000	36,520

TOTAL MONTANA		85,388

Nebraska - 0.3%
Central Plains Energy Proj. Gas Supply Bonds Series 2019, 4%, tender 8/1/25 (a)	575,000	660,439
Nebraska Invt. Fin. Auth. Single Family Hsg. Rev.:
Series 2019 B, 4% 9/1/49 (b)	65,000	71,287
Series 2019 E, 3.75% 9/1/49 (b)	85,000	91,582

TOTAL NEBRASKA		823,308

Nevada - 0.4%
Clark County School District Series 2017 A, 5% 6/15/25	400,000	475,172
Nevada Hsg. Division Single Family Mtg. Rev.:
Series 2019 A, 4% 4/1/49	465,000	517,796
Series 2019 B, 4% 10/1/49	40,000	44,638
Tahoe-Douglas Visitors Auth. Series 2020, 5% 7/1/45	195,000	214,802

TOTAL NEVADA		1,252,408

New Hampshire - 0.5%
Nat'l. Finnance Auth. Series 2020 1, 4.125% 1/20/34	232,154	260,681
New Hampshire Health & Ed. Facilities Auth. (Dartmouth-Hitchcock Oblgtd Grp Proj.) Series 2018 A:
5% 8/1/23	200,000	222,696
5% 8/1/26	105,000	128,967
5% 8/1/37	100,000	122,212
New Hampshire Health & Ed. Facilities Auth. Rev.:
(Covenant Health Sys., Inc. Proj.) Series 2012, 5% 7/1/42	560,000	577,769
(Southern NH Med. Ctr. Proj.) Series 2016, 3% 10/1/21	50,000	50,797
Series 2016, 5% 10/1/22	85,000	91,228

TOTAL NEW HAMPSHIRE		1,454,350

New Jersey - 5.3%
New Jersey Econ. Dev. Auth. Series A, 5% 11/1/40	360,000	436,298
New Jersey Econ. Dev. Auth. Rev.:
(Black Horse EHT Urban Renewal LLC Proj.) Series 2019 A, 5% 10/1/39 (c)	100,000	100,062
(New Jersey Gen. Oblig. Proj.) Series 2017 B, 5% 11/1/23	25,000	27,991
(NJ Transit Corp. Projs.) Series A, 4% 11/1/27	370,000	425,885
Series 2013 NN, 5% 3/1/29	1,000,000	1,073,020
Series 2013:
5% 3/1/23	25,000	27,360
5% 3/1/24	70,000	76,154
Series 2014 PP:
4% 6/15/30	70,000	75,023
5% 6/15/26	280,000	315,025
Series 2015 XX:
4.25% 6/15/26	280,000	313,592
5% 6/15/23	200,000	221,344
Series 2017 DDD, 5% 6/15/30	1,000,000	1,200,060
Series 2018 EEE, 5% 6/15/28	410,000	509,925
Series LLL:
4% 6/15/44	315,000	349,905
5% 6/15/44	180,000	216,387
Series MMM, 4% 6/15/35	90,000	103,257
Series PP, 5% 6/15/31	260,000	288,259
New Jersey Edl. Facility:
Series 2016 B, 4% 9/1/26	500,000	566,510
Series B, 5% 7/1/30	1,790,000	2,297,877
New Jersey Gen. Oblig. Series 2020 A:
4% 6/1/30	185,000	226,542
4% 6/1/31	70,000	86,563
4% 6/1/32	45,000	56,088
5% 6/1/29	205,000	265,514
New Jersey Health Care Facilities Fing. Auth. Rev.:
Series 2016 A:
5% 7/1/21	10,000	10,215
5% 7/1/22	25,000	26,624
Series 2016:
4% 7/1/48	100,000	106,290
5% 7/1/41	65,000	74,016
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev.:
Series 2011-1, 5.5% 12/1/21 (b)	80,000	83,714
Series 2017 1A, 5% 12/1/26 (b)	530,000	648,206
Series 2018 B:
5% 12/1/25 (b)	500,000	599,050
5% 12/1/26 (b)	315,000	385,254
5% 12/1/27 (b)	850,000	1,053,822
Series 2020:
5% 12/1/25 (b)	235,000	281,554
5% 12/1/25 (b)	60,000	71,886
5% 12/1/27 (b)	145,000	179,770
5% 12/1/27 (b)	40,000	49,592
New Jersey Trans. Trust Fund Auth.:
(Trans. Prog.) Series 2019 AA, 5.25% 6/15/43	505,000	608,737
Series 2010 A, 0% 12/15/27	250,000	219,603
Series 2014 AA, 5% 6/15/25	100,000	113,065
Series 2016 A, 5% 6/15/27	160,000	190,738
Series 2018 A, 5% 12/15/32	100,000	122,870
Series AA:
4% 6/15/38	185,000	211,150
4% 6/15/50	400,000	443,792
5% 6/15/29	55,000	57,972
5% 6/15/40	210,000	259,178
5% 6/15/45	95,000	115,655
Series BB, 5% 6/15/33	1,000,000	1,224,500
Rutgers State Univ. Rev. Series Q:
5% 5/1/21	55,000	55,803
5% 5/1/22	40,000	42,380
5% 5/1/23	30,000	33,124

TOTAL NEW JERSEY		16,527,201

New Mexico - 0.1%
New Mexico Mtg. Fin. Auth.:
Series 2019 C, 4% 1/1/50	205,000	228,823
Series 2019 D, 3.75% 1/1/50	60,000	66,666
Santa Fe Retirement Fac.:
Series 2019 A:
2.25% 5/15/24	5,000	4,928
5% 5/15/34	10,000	10,955
5% 5/15/39	5,000	5,426
5% 5/15/44	5,000	5,385
5% 5/15/49	15,000	16,089
Series 2019 B1, 2.625% 5/15/25	10,000	9,937

TOTAL NEW MEXICO		348,209

New York - 4.7%
Buffalo and Erie County Indl. Land Rev. (Catholic Health Sys., Inc. Proj.) Series 2015, 5% 7/1/25	400,000	468,548
Monroe County Indl. Dev. Corp. (Univ. of Rochester Proj.) Series 2015 B, 4% 7/1/35	5,000	5,603
MTA Hudson Rail Yards Trust Oblig. Series 2016 A, 5% 11/15/56	100,000	108,336
New York City Gen. Oblig.:
Series 2018 A, 5% 8/1/24	100,000	116,354
Series 2021 A1, 5% 8/1/29	1,000,000	1,342,300
Series E, 5% 8/1/30	1,025,000	1,256,455
New York City Hsg. Dev. Corp. Multifamily Hsg. Series A 1 B, 5% 5/1/30	490,000	642,468
New York City Trust Cultural Resources Rev. Series 2021, 5% 7/1/31 (d)	660,000	912,100
New York Dorm. Auth. Personal Income Tax Rev. (New York State Pit Proj.) Series 2012 D, 5% 2/15/22 (Escrowed to Maturity)	10,000	10,529
New York Dorm. Auth. Rev.:
Bonds:
Series 2019 B1, 5%, tender 5/1/22 (a)	95,000	98,631
Series 2019 B2, 5%, tender 5/1/24 (a)	100,000	112,545
Series 2020 A:
4% 9/1/37	350,000	392,067
4% 9/1/39	700,000	780,157
New York Metropolitan Trans. Auth. Rev.:
Series 2016 A, 5% 11/15/31	100,000	113,650
Series 2017 B, 5% 11/15/24	565,000	627,014
Series 2020 D:
4% 11/15/46	2,050,000	2,269,965
4% 11/15/47	150,000	165,959
New York State Hsg. Fin. Agcy. Rev. Series J, 0.75% 5/1/25	250,000	250,200
New York State Mtg. Agcy. Homeowner Mtg. Series 221, 3.5% 10/1/32 (b)	30,000	32,613
New York State Urban Dev. Corp. Series 2020 E:
4% 3/15/44	1,675,000	1,972,480
4% 3/15/45	1,350,000	1,584,738
New York Thruway Auth. Gen. Rev. Series 2016 A, 5% 1/1/46	175,000	203,567
Oneida County Local Dev. Corp. Rev. (Mohawk Valley Health Sys. Proj.) Series 2019 A, 5% 12/1/29 (FSA Insured)	600,000	671,766
Onondaga Civic Dev. Corp. (Le Moyne College Proj.) Series 2015, 5% 7/1/27	295,000	335,875
Onondaga County Ind. Dev. Agcy. Swr. Facilities Rev. (Bristol-Meyers Squibb Co. Proj.) Series 1994, 5.75% 3/1/24 (b)	220,000	254,597

TOTAL NEW YORK		14,728,517

New York And New Jersey - 0.1%
Port Auth. of New York & New Jersey Series 194, 5.25% 10/15/55	210,000	244,232
North Carolina - 0.2%
New Hanover County Hosp. Rev. Series 2017:
5% 10/1/27	10,000	12,688
5% 10/1/47	70,000	83,450
North Carolina Med. Care Commission Health Care Facilities Rev. Bonds:
Series 2019 B, 2.2%, tender 12/1/22 (a)	175,000	179,214
Series 2019 C, 2.55%, tender 6/1/26 (a)	300,000	321,663

TOTAL NORTH CAROLINA		597,015

Ohio - 5.2%
Akron Bath Copley Hosp. District Rev.:
Series 2016, 5.25% 11/15/46	495,000	584,793
Series 2020, 4% 11/15/38	1,500,000	1,724,505
Allen County Hosp. Facilities Rev.:
(Mercy Health) Series 2017 A:
5% 8/1/25	10,000	12,052
5% 8/1/26	290,000	361,030
5% 8/1/27	10,000	12,799
5% 8/1/28	10,000	12,915
5% 8/1/29	10,000	12,834
5% 8/1/30	10,000	12,773
Bonds (Mercy Health) Series 2017 B, 5%, tender 5/5/22 (a)	10,000	10,603
American Muni. Pwr., Inc. (Solar Electricity Prepayment Proj.) Series 2019 A, 5% 2/15/44	175,000	217,630
American Muni. Pwr., Inc. Rev.:
Bonds (Combined Hydroelectric Proj.) Series 2018, 2.25%, tender 8/15/21 (a)	500,000	500,919
Series 2017 A, 5% 2/15/21	30,000	30,159
Buckeye Tobacco Settlement Fing. Auth. Series 2020 A2, 5% 6/1/34	370,000	493,262
Cleveland Arpt. Sys. Rev. Series 2016 A, 5% 1/1/25 (FSA Insured)	145,000	169,235
Cleveland State Univ. Gen. Receipts Series 2012, 5% 6/1/37	510,000	527,162
Cleveland Wtr. Rev. Series 2020:
5% 1/1/26	1,375,000	1,695,678
5% 1/1/28	800,000	1,045,008
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013, 4.25% 6/15/24	110,000	117,329
Franklin County Convention Facilities Authorities (Greater Columbus Convention Ctr. Hotel Expansion Proj.) Series 2019:
5% 12/1/46	200,000	242,374
5% 12/1/51	200,000	240,866
Hamilton County HealthCare Facilities Rev. (The Christ Hosp. Proj.) Series 2012, 5.25% 6/1/24	2,900,000	3,081,511
Kent State Univ. Revs. Series 2016, 5% 5/1/30	1,495,000	1,774,834
Lancaster Port Auth. Gas Rev.:
Bonds Series 2019, 5%, tender 2/1/25 (a)	255,000	298,832
Series 2019, 5% 2/1/25	160,000	188,216
Lucas County Hosp. Rev. Series 2011, 5% 11/15/23 (Pre-Refunded to 11/15/21 @ 100)	20,000	20,820
Muskingum County Hosp. Facilities (Genesis Healthcare Sys. Obligated Group Proj.) Series 2013:
4% 2/15/23	315,000	332,042
5% 2/15/44	100,000	104,135
Ohio Hosp. Rev. Series 2020 A:
4% 1/15/50	40,000	45,076
5% 1/15/31	300,000	391,974
Ohio Hsg. Fin. Agcy. Residential Mtg. Rev. (Mtg. Backed Securities Prog.) Series 2019 B, 4.5% 3/1/50	20,000	22,644
Ohio Spl. Oblig. Series 2020 A:
5% 2/1/23	180,000	197,624
5% 2/1/26	150,000	185,315
Scioto County Hosp. Facilities Rev. Series 2019, 5% 2/15/29	100,000	115,308
Univ. of Akron Gen. Receipts Series 2019 A, 4% 1/1/27	220,000	257,444
Univ. of Toledo Gen. Receipts Series 2018 A:
5% 6/1/21	865,000	880,281
5% 6/1/22	330,000	350,051
Wood County Hosp. Facilities Rev. (Wood County Hosp. Assoc. Proj.) Series 2012, 5% 12/1/32	15,000	15,428

TOTAL OHIO		16,285,461

Oklahoma - 0.6%
Oklahoma City Arpt. Trust Series 33, 5% 7/1/47 (b)	200,000	238,480
Oklahoma Dev. Fin. Auth. Health Sys. Rev.:
(OU Medicine Proj.) Series 2018 B:
5% 8/15/23	200,000	218,656
5% 8/15/25	700,000	812,441
Series 2015 A, 5% 8/15/24	250,000	289,078
Oklahoma Dev. Fin. Auth. Rev. (Oklahoma City Univ. Proj.) Series 2019:
4% 8/1/21	50,000	50,657
4% 8/1/22	60,000	62,131
5% 8/1/23	45,000	48,532

TOTAL OKLAHOMA		1,719,975

Oregon - 0.9%
Oregon Bus. Dev. Commission Recovery Zone Facility Bonds (Intel Corp. Proj.) Series 232, 2.4%, tender 8/14/23 (a)	830,000	872,803
Oregon State Hsg. & Cmnty. Svcs. Dept. Series 2019 A, 4% 7/1/50	1,480,000	1,654,818
Port of Portland Arpt. Rev. Series 27 A, 5% 7/1/36 (b)	240,000	307,339

TOTAL OREGON		2,834,960

Pennsylvania - 5.7%
Allegheny County Hosp. Dev. Auth. Rev. Series 2019 A, 5% 7/15/22	185,000	197,859
Berks County Muni. Auth. Rev.:
(Tower Health Proj.) Series 2020 A:
5% 2/1/23	125,000	131,040
5% 2/1/24	50,000	53,504
5% 2/1/26	115,000	127,760
Bonds (Tower Health Proj.):
Series 2020 B2, 5%, tender 2/1/27 (a)	80,000	89,014
Series 2020 B3, 5%, tender 2/1/30 (a)	45,000	51,682
Centre County Pennsylvania Hosp. Auth. Rev. (Mount Nittany Med. Ctr. Proj.):
Series 2016 A, 5% 11/15/46	2,250,000	2,604,263
Series 2018 A:
5% 11/15/22	100,000	108,208
5% 11/15/25	100,000	121,125
Commonwealth Fing. Auth. Rev. Series 2020 A, 5% 6/1/28	305,000	392,566
Doylestown Hosp. Auth. Hosp. Rev. Series 2016 A, 5% 7/1/46	20,000	22,190
Dubois Hosp. Auth. Hosp. Rev.:
(Penn Highlands Healthcare Proj.) Series 2018:
4% 7/15/37	40,000	44,508
5% 7/15/36	500,000	600,210
Series 2020, 4% 7/15/45	500,000	549,425
Lehigh County Gen. Purp. Auth. Rev. (Muhlenberg College Proj.) Series 2017, 5% 2/1/39	60,000	70,801
Lehigh County Indl. Dev. Auth. Poll. Cont. Rev. Bonds (PPL Elec. Utils. Corp. Proj.) Series 2016 A, 1.8%, tender 9/1/22 (a)	95,000	97,160
Monroeville Fin. Auth. UPMC Rev. Series 2012, 5% 2/15/26	95,000	116,858
Montgomery County Higher Ed. & Health Auth. Rev.:
Series 2016 A, 5% 10/1/40	330,000	367,617
Series 2019, 4% 9/1/44	185,000	209,925
Series 2020, 5% 4/1/27	300,000	347,952
Montgomery County Indl. Dev. Auth. Series 2015 A, 5.25% 1/15/36	140,000	155,726
Northampton County Gen. Purp. Auth. Hosp. Rev.:
(St. Luke's Univ. Health Network Proj.) Series 2018 A, 4% 8/15/48	195,000	215,875
Series 2016 A, 5% 8/15/46	50,000	57,681
Pennsylvania Ctfs. Prtn. Series 2018 A:
5% 7/1/23	250,000	278,923
5% 7/1/24	300,000	345,900
5% 7/1/26	455,000	560,624
5% 7/1/27	500,000	630,910
5% 7/1/34	450,000	561,564
Pennsylvania Higher Edl. Facilities Auth. Rev.:
(Drexel Univ. Proj.):
Series 2016, 5% 5/1/35	500,000	584,415
Series 2017, 5% 5/1/35	10,000	12,102
Series 2018 A, 5% 2/15/48	100,000	122,763
Pennsylvania Tpk. Commission Tpk. Rev. Series 2015 B, 5% 12/1/45	265,000	308,961
Philadelphia Arpt. Rev.:
Series 2017 B:
5% 7/1/25 (b)	290,000	344,885
5% 7/1/35 (b)	50,000	60,375
5% 7/1/47 (b)	800,000	945,944
Series 2020 C, 5% 7/1/29 (b)	595,000	760,279
Philadelphia Auth. For Indl. Dev. Series 2015 1, 5% 4/1/33	70,000	80,656
Philadelphia Auth. for Indl. Dev. Series 2017 A, 5% 9/1/42	760,000	898,411
Philadelphia Gas Works Rev.:
Series 14, 5% 10/1/22	375,000	404,246
Series 2015 13, 5% 8/1/21	100,000	102,585
Philadelphia Gen. Oblig.:
Series 2014 A, 5.25% 7/15/27	275,000	312,859
Series 2019 A, 5% 8/1/26	220,000	271,975
Philadelphia School District:
Series 2018 A, 5% 9/1/25	50,000	59,573
Series 2018 B, 5% 9/1/43	50,000	61,002
Series 2019 A:
4% 9/1/35	170,000	199,910
5% 9/1/23	90,000	100,359
5% 9/1/34	80,000	103,330
Series 2019 B:
5% 9/1/25	140,000	166,804
5% 9/1/26	415,000	508,553
Series 2019 C, 5% 9/1/33	315,000	400,409
Pittsburgh Wtr. & Swr. Auth. Wtr. & Swr. Sys. Rev. Series 2019 A, 5% 9/1/44 (FSA Insured)	70,000	88,932
Southcentral Pennsylvania Gen. Auth. Rev.:
(Hanover Hosp., Inc. PA Proj.) Series 2015, 5% 12/1/28	45,000	53,234
Series 2019 A:
4% 6/1/44	50,000	59,120
4% 6/1/49	115,000	133,831
5% 6/1/25	200,000	240,354
5% 6/1/44	85,000	108,214
5% 6/1/49	135,000	169,825
State Pub. School Bldg. Auth. Lease Rev. (The School District of Philadelphia Proj.) Series 2016 A, 5% 6/1/32 (FSA Insured)	315,000	383,040
Union County Hosp. Auth. Rev. Series 2018 B:
5% 8/1/43	185,000	213,090
5% 8/1/48	310,000	355,108

TOTAL PENNSYLVANIA		17,726,014

Rhode Island - 0.3%
Rhode Island Health & Edl. Bldg. Corp. Higher Ed. Facilities Rev. Series 2016:
5% 5/15/21	25,000	25,386
5% 5/15/39	215,000	242,159
Rhode Island Hsg. & Mtg. Fin. Corp. Series 2019 70, 4% 10/1/49	45,000	49,993
Rhode Island Student Ln. Auth. Student Ln. Rev. Series A, 5% 12/1/23 (b)	625,000	705,669

TOTAL RHODE ISLAND		1,023,207

South Carolina - 2.2%
Charleston County Arpt. District Series 2019, 5% 7/1/48	395,000	483,049
South Carolina Hsg. Fin. & Dev. Auth. Mtg. Rev. Series 2019 A, 4% 1/1/50	65,000	73,729
South Carolina Jobs-Econ. Dev. Auth. Series 2019 C, 5% 7/1/33	170,000	214,634
South Carolina Ports Auth. Ports Rev.:
Series 2015, 5.25% 7/1/55 (Pre-Refunded to 7/1/25 @ 100) (b)	255,000	310,220
Series 2018, 5% 7/1/43 (b)	520,000	633,126
South Carolina Pub. Svc. Auth. Rev.:
Series 2013 B, 5% 12/1/38	200,000	223,300
Series 2014 A:
5% 12/1/49	440,000	494,780
5.5% 12/1/54	140,000	160,868
Series 2014 C, 5% 12/1/46	20,000	22,892
Series 2015 A, 5% 12/1/50	75,000	86,624
Series 2015 E, 5.25% 12/1/55	225,000	266,000
Series 2016 A:
5% 12/1/26	140,000	172,630
5% 12/1/29	500,000	610,135
5% 12/1/33	15,000	18,157
5% 12/1/38	80,000	95,880
Series 2016 B:
5% 12/1/31	105,000	130,020
5% 12/1/35	120,000	146,863
5% 12/1/41	175,000	211,631
Series A, 5% 12/1/23	145,000	163,985
Series B, 5% 12/1/24	500,000	587,145
Spartanburg County Reg'l. Health Series 2017 A:
4% 4/15/43	30,000	33,279
4% 4/15/48	20,000	21,924
5% 4/15/48	1,415,000	1,694,420

TOTAL SOUTH CAROLINA		6,855,291

Tennessee - 0.9%
Chattanooga Health Ed. & Hsg. Facility Board Rev. Series 2019 A1, 5% 8/1/25	135,000	159,936
Greeneville Health & Edl. Facilities Board Series 2018 A:
5% 7/1/23	15,000	16,519
5% 7/1/24	20,000	22,027
5% 7/1/25	20,000	22,046
Memphis-Shelby County Arpt. Auth. Arpt. Rev. Series 2018:
5% 7/1/26 (b)	450,000	547,416
5% 7/1/38 (b)	1,315,000	1,601,223
Metropolitan Nashville Arpt. Auth. Rev. Series 2015 B, 4% 7/1/25 (b)	55,000	63,010
Tennessee Energy Acquisition Corp. Bonds (Gas Rev. Proj.) Series A, 4%, tender 5/1/23 (a)	460,000	494,886

TOTAL TENNESSEE		2,927,063

Texas - 3.4%
Arlington Spl. Tax Rev. Series 2018 C, 5% 2/15/45 (Build America Mutual Assurance Insured)	50,000	50,221
Austin Cmnty. College District Rev. (Highland Campus Parking Garage Proj.) Series 2018 C:
5% 8/1/25	200,000	241,738
5% 8/1/26	200,000	249,734
Austin-Bergstrom Landhost Ente Series 2017, 5% 10/1/22	115,000	120,499
Central Reg'l. Mobility Auth. Series 2020 B, 5% 1/1/45	1,000,000	1,253,170
Cypress-Fairbanks Independent School District Bonds Series 2017 A-2, 1.25%, tender 8/15/22 (a)	130,000	131,984
Dallas Fort Worth Int'l. Arpt. Rev. Series 2014 B, 5% 11/1/22 (b)	115,000	124,266
Denton Independent School District Bonds Series 2014 B, 2%, tender 8/1/24 (a)	100,000	105,721
Houston Arpt. Sys. Rev.:
Series 2012 A, 5% 7/1/23 (Pre-Refunded to 7/1/22 @ 100) (b)	85,000	90,759
Series 2018 A, 5% 7/1/41 (b)	1,000,000	1,212,660
Series 2018 C:
5% 7/1/26 (b)	200,000	244,976
5% 7/1/30 (b)	120,000	150,575
Series 2018 D, 5% 7/1/39	260,000	319,426
Houston Gen. Oblig. Series 2017 A, 5% 3/1/32	25,000	31,187
Houston Util. Sys. Rev.:
Series 2016 B, 5% 11/15/34	5,000	6,137
Series 2020 C, 5% 11/15/45	1,000,000	1,320,790
Love Field Arpt. Modernization Rev. Series 2017, 5% 11/1/31 (b)	25,000	29,587
Lower Colorado River Auth. Rev. (LCRA Transmission Svcs. Corp. Proj.) Series 2020, 5% 5/15/24	300,000	346,311
Midlothian Independent School District Bonds Series 2013 C, 2%, tender 8/1/24 (a)	100,000	105,319
New Hope Cultural Ed. Facilities Fin. Corp. (Childrens Med. Ctr. of Dallas) Series 2017 A:
5% 8/15/27	10,000	12,767
5% 8/15/47	10,000	12,096
North Central Texas Health Facilities Dev. Corp. (Childrens Med. Ctr. of Dallas Proj.) Series 2012, 5% 8/15/32 (Pre-Refunded to 8/15/22 @ 100)	100,000	107,717
North Texas Tollway Auth. Rev. Series 2019 B, 5% 1/1/25	85,000	100,235
San Antonio Elec. & Gas Sys. Rev. Series 2017, 5% 2/1/33	5,000	6,260
San Antonio Wtr. Sys. Rev. Series 2018 A, 5% 5/15/33	5,000	6,460
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev. (Scott & White Healthcare Proj.) Series 2013 A, 5% 8/15/21	60,000	61,634
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev.:
Series 2017 A, 5% 2/15/24	265,000	302,108
Series 2018 A, 5% 7/1/29	305,000	397,839
Texas Dept. of Hsg. & Cmnty. Affairs Multi-family Hsg. Rev. Series 2019, 2.95% 7/1/36	127,599	135,793
Texas Dept. of Hsg. & Cmnty. Affairs Single Family Mtg. Rev.:
Series 2019 A, 4% 3/1/50	135,000	154,323
Series A, 3.5% 3/1/51	170,000	192,746
Texas Gen. Oblig. Bonds:
Series 2019 C2, 1.85%, tender 8/1/22 (a)	35,000	35,029
Series 2019 E2, 2.25%, tender 8/1/22 (a)	185,000	185,265
Texas Private Activity Bond Surface Trans. Corp. (LBJ Infrastructure Group LLC I-635 Managed Lanes Proj.) Series 2020 A, 4% 6/30/37	1,000,000	1,182,720
Texas Trans. Commission Series 2019 A, 0% 8/1/41	250,000	108,903
Univ. of Texas Board of Regents Sys. Rev. Series 2020 C, 5% 8/15/28	1,000,000	1,327,460

TOTAL TEXAS		10,464,415

Utah - 0.1%
Salt Lake City Arpt. Rev.:
Series 2017 A, 5% 7/1/24 (b)	10,000	11,452
Series 2018 A:
5% 7/1/33 (b)	175,000	215,588
5.25% 7/1/48 (b)	130,000	158,168

TOTAL UTAH		385,208

Vermont - 0.5%
Vermont Student Assistant Corp. Ed. Ln. Rev.:
Series 2019 A, 5% 6/15/25 (b)	635,000	747,014
Series 2020 A, 5% 6/15/26 (b)	620,000	745,655

TOTAL VERMONT		1,492,669

Virginia - 1.3%
Fairfax County Indl. Dev. Auth. Bonds (Inova Health Sys. Proj.) Series 2018 B, 5%, tender 5/15/23 (a)	2,000,000	2,221,700
Roanoke Econ. Dev. Auth. Edl. Facilities Series 2018 A:
5% 9/1/23	360,000	389,707
5% 9/1/24	315,000	349,593
Salem Econ. Dev. Auth. Series 2020:
4% 4/1/40	120,000	126,689
5% 4/1/25	165,000	185,915
5% 4/1/36	500,000	582,670
Winchester Econ. Dev. Auth. (Valley Health Proj.) Series 2015, 5% 1/1/22	50,000	52,196
Wise County Indl. Dev. Auth. Waste & Sewage Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2010 A, 1.2%, tender 5/31/24 (a)	125,000	127,925

TOTAL VIRGINIA		4,036,395

Washington - 0.9%
King County Swr. Rev. Series 2017, 5% 7/1/34	10,000	12,575
Port of Seattle Rev.:
Series 2012 B, 5% 8/1/23 (b)	155,000	165,463
Series 2013, 5% 7/1/24 (b)	55,000	60,770
Series 2015 C, 5% 4/1/24 (b)	50,000	56,731
Series 2018 A, 5% 5/1/31 (b)	350,000	424,421
Series 2019 A, 4% 4/1/44 (b)	100,000	112,144
Washington Gen. Oblig.:
(SR 520 Corridor Prog.) Series 2012 C, 5% 6/1/41	25,000	25,481
Series 2013 A, 5% 7/1/23	5,000	5,358
Washington Health Care Facilities Auth. Rev.:
(Overlake Hosp. Med. Ctr., WA. Proj.) Series 2017 B:
5% 7/1/25	5,000	5,954
5% 7/1/30	5,000	6,234
5% 7/1/31	10,000	12,421
5% 7/1/42	100,000	120,645
Series 2020, 5% 9/1/40	735,000	948,620
Washington Higher Ed. Facilities Auth. Rev. (Whitworth Univ. Proj.) Series 2016 A, 5% 10/1/25	550,000	623,876
Washington Hsg. Fin. Commission Nonprofit Hsg. Rev. (Judson Park Proj.) Series 2018, 5% 7/1/38 (c)	100,000	108,066

TOTAL WASHINGTON		2,688,759

West Virginia - 0.0%
West Virginia Hosp. Fin. Auth. Hosp. Rev. Series 2018 A, 5% 1/1/32	50,000	62,154
Wisconsin - 1.0%
Milwaukee County Arpt. Rev. Series 2019 B, 5% 12/1/23 (b)	420,000	468,909
Pub. Fin. Auth. Series 2020 A, 5% 1/1/31	60,000	77,748
Pub. Fin. Auth. Edl. Facilities Series 2018 A:
5.25% 10/1/43	160,000	175,640
5.25% 10/1/48	160,000	174,504
Pub. Fin. Auth. Hosp. Rev. Series 2019 A, 5% 10/1/44	155,000	189,108
Pub. Fin. Auth. Wisconsin Retirement Facility Rev. Series 2018:
5% 10/1/43 (c)	15,000	16,102
5% 10/1/48 (c)	15,000	16,030
5% 10/1/53 (c)	30,000	31,958
Roseman Univ. of Health:
(Roseman Univ. of Health Sciences Proj.) Series 2020, 5% 4/1/40 (c)	100,000	113,523
Series 2020, 3% 4/1/25 (c)	425,000	433,649
Wisconsin Health & Edl. Facilities:
Series 2016 A:
4% 11/15/46	195,000	219,073
4% 11/15/46 (Pre-Refunded to 5/15/26 @ 100)	80,000	95,214
Series 2019 A:
2.25% 11/1/26	45,000	45,000
5% 11/1/22	230,000	238,586
5% 12/1/28	150,000	194,798
5% 12/1/29	150,000	198,675
Series 2019 B1, 2.825% 11/1/28	50,000	50,135
Series 2019 B2, 2.55% 11/1/27	30,000	30,041
Series 2019:
5% 10/1/24	175,000	202,879
5% 10/1/30	195,000	255,748

TOTAL WISCONSIN		3,227,320

TOTAL MUNICIPAL BONDS
(Cost $258,612,118)		269,940,707
	Shares	Value

Money Market Funds - 12.6%
Fidelity Municipal Cash Central Fund .13% (e)(f)
(Cost $39,309,998)	39,306,069	39,309,970
TOTAL INVESTMENT IN SECURITIES - 99.1%
(Cost $297,922,116)		309,250,677
NET OTHER ASSETS (LIABILITIES) - 0.9%		2,747,954
NET ASSETS - 100%		$311,998,631

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,263,473 or 0.4% of net assets.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (e) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (f) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Municipal Cash Central Fund	$48,742
Total	$48,742

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

The value, beginning of period, for the Fidelity Municipal Cash Central Fund was $12,191,969. Net realized gain (loss) and change in net unrealized appreciation (depreciation) on Fidelity Municipal Cash Central Fund is presented in the Statement of Operations, if applicable. Purchases and sales of the Fidelity Municipal Cash Central Fund were $116,497,997 and $89,380,000, respectively, during the period.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Municipal Securities	$269,940,707	$--	$269,940,707	$--
Money Market Funds	39,309,970	39,309,970	--	--
Total Investments in Securities:	$309,250,677	$39,309,970	$269,940,707	$--

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

Health Care	18.5%
Transportation	18.1%
General Obligations	16.7%
Education	14.2%
Other	13.1%
Others* (Individually Less Than 5%)	19.4%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $258,612,118)	$269,940,707
Fidelity Central Funds (cost $39,309,998)	39,309,970
Total Investment in Securities (cost $297,922,116)		$309,250,677
Cash		75,165
Receivable for investments sold		152
Receivable for fund shares sold		1,457,333
Interest receivable		2,923,730
Distributions receivable from Fidelity Central Funds		2,919
Other receivables		366
Total assets		313,710,342
Liabilities
Payable for investments purchased on a delayed delivery basis	$911,836
Payable for fund shares redeemed	286,113
Distributions payable	513,762
Total liabilities		1,711,711
Net Assets		$311,998,631
Net Assets consist of:
Paid in capital		$300,670,794
Total accumulated earnings (loss)		11,327,837
Net Assets		$311,998,631
Net Asset Value, offering price and redemption price per share ($311,998,631 ÷ 29,717,273 shares)		$10.50

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2020
Investment Income
Interest		$5,187,350
Income from Fidelity Central Funds		48,388
Total income		5,235,738
Expenses
Independent trustees' fees and expenses	$715
Commitment fees	478
Total expenses		1,193
Net investment income (loss)		5,234,545
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	17,755
Capital gain distributions from Fidelity Central Funds	354
Total net realized gain (loss)		18,109
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	4,685,603
Fidelity Central Funds	4
Total change in net unrealized appreciation (depreciation)		4,685,607
Net gain (loss)		4,703,716
Net increase (decrease) in net assets resulting from operations		$9,938,261

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2020	Year ended December 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,234,545	$3,939,650
Net realized gain (loss)	18,109	768,551
Change in net unrealized appreciation (depreciation)	4,685,607	6,147,773
Net increase (decrease) in net assets resulting from operations	9,938,261	10,855,974
Distributions to shareholders	(5,234,873)	(4,418,937)
Share transactions
Proceeds from sales of shares	245,446,453	120,673,069
Reinvestment of distributions	34	131
Cost of shares redeemed	(127,065,147)	(48,876,044)
Net increase (decrease) in net assets resulting from share transactions	118,381,340	71,797,156
Total increase (decrease) in net assets	123,084,728	78,234,193
Net Assets
Beginning of period	188,913,903	110,679,710
End of period	$311,998,631	$188,913,903
Other Information
Shares
Sold	23,891,928	11,808,779
Issued in reinvestment of distributions	3	13
Redeemed	(12,432,781)	(4,784,651)
Net increase (decrease)	11,459,150	7,024,141

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Flex Municipal Income Fund

Years ended December 31,	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$10.35	$9.85	$10.04	$10.00
Income from Investment Operations
Net investment income (loss)B	.232	.275	.261	.040
Net realized and unrealized gain (loss)	.153	.531	(.193)	.041
Total from investment operations	.385	.806	.068	.081
Distributions from net investment income	(.235)	(.278)	(.258)	(.040)
Distributions from net realized gain	–	(.028)	–	(.001)
Total distributions	(.235)	(.306)	(.258)	(.041)
Net asset value, end of period	$10.50	$10.35	$9.85	$10.04
Total ReturnC	3.79%	8.26%	.71%	.81%
Ratios to Average Net AssetsD,E
Expenses before reductionsF	-%	-%	-%	- %G
Expenses net of fee waivers, if anyF	-%	-%	-%	- %G
Expenses net of all reductionsF	-%	-%	-%	- %G
Net investment income (loss)	2.26%	2.70%	2.69%	1.81%G
Supplemental Data
Net assets, end of period (000 omitted)	$311,999	$188,914	$110,680	$10,128
Portfolio turnover rateH	24%	18%	73%	35%I

 A For the period October 12, 2017 (commencement of operations) to December 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount represents less than .005%.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2020

1. Organization.

Fidelity Flex Municipal Income Fund (the Fund) is a fund of Fidelity Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is available only to certain fee-based accounts and advisory programs offered by Fidelity.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2020 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, market discount and losses deferred due to wash sales.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$11,737,966
Gross unrealized depreciation	(408,412)
Net unrealized appreciation (depreciation)	$11,329,554
Tax Cost	$297,921,123

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$11,329,554

The tax character of distributions paid was as follows:

	December 31, 2020	December 31, 2019
Tax-exempt Income	$5,234,873	$3,938,373
Ordinary Income	–	171,630
Long-term Capital Gains	–	308,934
Total	$5,234,873	$ 4,418,937

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Flex Municipal Income Fund	142,348,059	50,873,679

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Commitment fees on the Statement of Operations, and are as follows:

Amount
Fidelity Flex Municipal Income Fund	$478

During the period, there were no borrowings on this line of credit.

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

8. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Municipal Trust and Shareholders of Fidelity Flex Municipal Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Flex Municipal Income Fund (one of the funds constituting Fidelity Municipal Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the three years in the period ended December 31, 2020 and for the period October 12, 2017 (commencement of operations) through December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the three years in the period ended December 31, 2020 and for the period October 12, 2017 (commencement of operations) through December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 10, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 280 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period-B July 1, 2020 to December 31, 2020
Fidelity Flex Municipal Income Fund	- %C
Actual		$1,000.00	$1,041.50	$-D
Hypothetical-E		$1,000.00	$1,025.14	$-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2020, $ 19,603, or, if subsequently determined to be different, the net capital gain of such year.

During fiscal year ended 2020, 100% of the fund's income dividends was free from federal income tax, and 15.87% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Flex Municipal Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds or classes and index funds; (vii) lowering expenses for certain funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance. The Board noted that there were portfolio management changes for the fund in March 2020 and June 2020.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board noted that the fund is available exclusively through certain Fidelity fee-based accounts and advisory programs. The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR is indirectly compensated for its services out of Fidelity fee-based account and advisory program fees. The Board also noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except Independent Trustee fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.

Based on its review, the Board considered that the fund does not pay a management fee and concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund, with limited exceptions.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund with certain limited exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation agreements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and outflows from actively managed equity funds; and (viii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

XLI-ANN-0221
1.9884856.103

Fidelity Flex® Funds

Fidelity Flex® Conservative Income Municipal Bond Fund

Annual Report

December 31, 2020

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2020	Past 1 year	Life of fundA
Fidelity Flex® Conservative Income Municipal Bond Fund	1.48%	1.77%

 A From October 12, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Flex® Conservative Income Municipal Bond Fund on October 12, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond 1 Year (1-2 Y) Index performed over the same period.

Period Ending Values
$10,583	Fidelity Flex® Conservative Income Municipal Bond Fund
$10,565	Bloomberg Barclays Municipal Bond 1 Year (1-2 Y) Index

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds posted a gain for 2020, overcoming market volatility related to economic and credit fears caused by the coronavirus. The Bloomberg Barclays Municipal Bond Index rose 5.21% for the year. After gaining 7.54% in 2019, munis began 2020 on an upswing, driven by robust demand. By the second week of March, however, the outbreak and spread of COVID-19 raised the prospect of a broad economic slowdown that would present financial challenges for muni issuers across sectors. For example, revenue bonds used to finance airport projects were hampered by a sharp reduction in air travel. Also, bonds issued by hospitals received scrutiny due to uncertain reimbursement for coronavirus-related treatment and the halt of elective procedures. State and local government tax revenue was impacted by the delay in the income-tax filing date to July 15 and the collapse in revenue from sales taxes, activity taxes and fees. Muni yields rose substantially amid this uncertainty. The U.S. Federal Reserve responded to the risk of rapid economic contraction and dysfunction in the credit markets by lowering the fed funds rate, purchasing taxable bonds and launching lending facilities, while Congress passed substantial fiscal stimulus. This led to increased market liquidity and a return of new issuance in the primary market. Demand for municipal bonds, coupled with better-than-expected economic data, drove down muni yields and credit spreads through December 31.

Comments from Co-Portfolio Managers Doug McGinley, Robert Mandeville and Elizah McLaughlin:  For 2020, the fund returned 1.48%, outpacing the 1.22% return of the Composite index, an equal-weighted blend of the Bloomberg Barclays Municipal Bond 1 Year (1-2Y) Index and the iMoneyNet All Tax-Free National Retail Money Market Funds Average™%. In managing the fund the past 12 months, we continued to pursue our long-held strategy of trying to capture a high level of current income consistent with preservation of capital. Our ongoing emphasis on higher-yielding fixed- and variable-rate securities (rated A and BBB) added value. Securities in these credit-quality tiers generally outpaced the index, providing incremental income to the fund and generating above-average price gains for the year. In terms of sector allocation, larger-than-benchmark exposure to the health care and airport sectors, two higher-yielding groups, contributed on a relative basis. Our simultaneous underweighting in highly rated sectors, including pre-refunded bonds and state general-obligation securities, also helped. Overweighting state-backed bonds from Illinois, many of which matured during the period, added value as well. Elsewhere, the fund's duration (interest rate positioning) was in line with the benchmark and therefore had no material impact on relative performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Maturity Diversification as of December 31, 2020

% of fund's investments
1 - 7	30.7
31 - 60	3.6
61 - 90	0.3
91 - 180	9.7
> 180	55.7

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and permissible maturity shortening features other than interest rates.

Top Five States as of December 31, 2020

% of fund's net assets
Texas	10.4
Illinois	9.6
New York	8.2
New Jersey	8.0
Pennsylvania	6.0

Top Five Sectors as of December 31, 2020

% of fund's net assets
Transportation	17.3
Health Care	15.2
General Obligations	12.4
Synthetics	11.6
Electric Utilities	10.9

Quality Diversification (% of fund's net assets)

As of December 31, 2020
AAA	2.4%
AA,A	62.1%
BBB	4.7%
Not Rated	0.2%
Short-Term Investments and Net Other Assets	30.6%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments December 31, 2020

Showing Percentage of Net Assets

Municipal Bonds - 69.7%
	Principal Amount	Value
Alabama - 0.7%
Black Belt Energy Gas District Bonds:
Series 2016 A, 4%, tender 6/1/21 (a)	$300,000	$303,524
Series 2017 A, 4%, tender 7/1/22 (a)	225,000	236,297

TOTAL ALABAMA		539,821

Arizona - 0.8%
Chandler Indl. Dev. Auth. Indl. Dev. Rev. Bonds (Intel Corp. Proj.) Series 2019, 5%, tender 6/3/24 (a)(b)	100,000	115,017
Maricopa County Indl. Dev. Auth. Series 2019 A, 5% 9/1/21	195,000	200,564
Maricopa County Rev.:
Bonds Series 2019 B, SIFMA Municipal Swap Index + 0.380% 0.47%, tender 10/18/22 (a)(c)	195,000	194,630
Series 2016 A, 5% 1/1/23	100,000	109,355

TOTAL ARIZONA		619,566

California - 1.9%
California Health Facilities Fing. Auth. Rev.:
Series 2011, 5% 8/15/21	100,000	102,886
Series 2013 A, 5% 7/1/22	180,000	192,447
California Infrastructure and Econ. Dev. Bank Rev. Bonds:
Series 2018 C, 1 month U.S. LIBOR + 0.380% 0.482%, tender 1/7/21 (a)(c)	345,000	344,964
Series 2018 D, 1 month U.S. LIBOR + 0.380% 0.482%, tender 1/6/21 (a)(c)	100,000	99,990
Los Angeles Dept. Arpt. Rev.:
Series 2015 C, 5% 5/15/21	200,000	203,456
Series A:
5% 5/15/21 (b)	120,000	122,016
5% 5/15/23 (b)	140,000	155,203
San Diego County Reg'l. Arpt. Auth. Arpt. Rev. Series 2013 B, 5% 7/1/21 (b)	100,000	102,180
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev.:
Series 2011 B, 5.5% 5/1/21	100,000	101,663
Series 2018 A, 5% 5/1/21 (b)	100,000	101,469

TOTAL CALIFORNIA		1,526,274

Colorado - 1.1%
Colorado Health Facilities Auth. Series 2019 A:
5% 1/1/22	220,000	229,933
5% 1/1/23	165,000	179,987
Colorado Univ. Co. Hosp. Auth. Rev. Series 2012 A, 4% 11/15/21	100,000	102,977
Denver City & County Arpt. Rev.:
Series 2012 B, 5% 11/15/22	215,000	233,613
Series 2020 B1:
5% 11/15/21 (b)	55,000	57,129
5% 11/15/22 (b)	55,000	59,568

TOTAL COLORADO		863,207

Connecticut - 4.7%
Connecticut Gen. Oblig.:
Series 2012 C, 5% 6/1/21	175,000	178,389
Series 2012 E, 5% 9/15/22	210,000	226,892
Series 2015 B, 5% 6/15/21	200,000	204,244
Series 2015 C, SIFMA Municipal Swap Index + 0.900% 0.99% 6/15/21 (a)(c)	100,000	100,272
Series 2016 A, 5% 3/15/24	200,000	229,500
Series 2019 A, 5% 4/15/21	150,000	151,989
Series 2020 A, 5% 1/15/23	145,000	158,798
Series B, 5% 5/15/23	400,000	406,868
Series D, 4% 11/1/21	200,000	206,206
Series E, 5% 9/15/22	200,000	216,088
Connecticut Health & Edl. Facilities Auth. Rev. Bonds:
Series 2010 A4, 2%, tender 2/8/22 (a)	100,000	102,006
Series 2014 A, 1.1%, tender 2/7/23 (a)	300,000	304,806
Series 2017 C2, 5%, tender 2/1/23 (a)	175,000	192,250
Connecticut Hsg. Fin. Auth. Series C, 5% 11/15/23 (b)	100,000	112,258
Connecticut Muni. Elec. Energy Coop. Pwr. Supply Sys. Rev. Series 2013 A, 5% 1/1/23	115,000	125,951
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev.:
Series 2012 A:
5% 1/1/24	150,000	163,916
5% 1/1/24	100,000	109,277
Series 2016 A, 5% 9/1/21	220,000	226,884
Series A, 5% 5/1/23	325,000	360,201

TOTAL CONNECTICUT		3,776,795

District Of Columbia - 0.7%
Metropolitan Washington DC Arpts. Auth. Sys. Rev.:
Series 2011 C:
5% 10/1/21 (b)	205,000	211,949
5% 10/1/22 (b)	20,000	20,640
Series 2017 A, 5% 10/1/22 (b)	215,000	231,299
Series 2019 A:
5% 10/1/21 (b)	10,000	10,339
5% 10/1/22 (b)	5,000	5,379
Series 2020 A, 5% 10/1/22 (b)	85,000	91,444

TOTAL DISTRICT OF COLUMBIA		571,050

Florida - 4.2%
Broward County Arpt. Sys. Rev.:
Series 2012 P-2, 5% 10/1/21	240,000	248,355
series 2012 Q1, 5% 10/1/22	125,000	134,954
Series 2017, 5% 10/1/23 (b)	125,000	139,865
Series 2019 A, 5% 10/1/21 (b)	100,000	103,329
Broward County School Board Ctfs. of Prtn. Series 2016, 5% 7/1/21	130,000	133,041
Escambia County Poll. Cont. Rev. (Gulf Pwr. Co. Proj.) Series 2003, 2.6% 6/1/23	100,000	105,170
Florida Mid-Bay Bridge Auth. Rev. Series 2015 A, 5% 10/1/22	180,000	192,994
Florida Muni. Pwr. Agcy. Rev.:
Series 2011 B, 5% 10/1/22	100,000	103,428
Series 2015 B, 5% 10/1/22	200,000	216,108
Series 2016 A, 5% 10/1/21	150,000	155,165
Greater Orlando Aviation Auth. Arpt. Facilities Rev.:
Series 2011 B, 4% 10/1/22 (b)	150,000	153,810
Series 2019 A, 5% 10/1/22 (b)	105,000	113,075
Jacksonville Elec. Auth. Elec. Sys. Rev.:
Series 2013 A:
5% 10/1/21	100,000	103,489
5% 10/1/22	115,000	124,387
Series 2013 D, 5% 10/1/21	200,000	206,977
Lee Memorial Health Sys. Hosp. Rev. Series 2019 A1, 5% 4/1/21	165,000	166,797
Miami-Dade County Health Facilities Auth. Hosp. Rev. (Nicklaus Children Hosp.) Series 2017, 5% 8/1/23	215,000	239,398
Miami-Dade County Indl. Dev. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt. of Florida Proj.) Series 2018, 2.85%, tender 8/2/21 (a)(b)	150,000	151,890
Miami-Dade County School Board Ctfs. of Prtn.:
Series 2014 D, 5% 11/1/21	355,000	368,961
Series 2015 A, 5% 5/1/21	100,000	101,542
Palm Beach County School Board Ctfs. of Prtn. Series 2012 C, 5% 8/1/23	115,000	123,479

TOTAL FLORIDA		3,386,214

Georgia - 4.9%
Atlanta Arpt. Rev. Series 2011 A, 5% 1/1/21	140,000	140,000
Bartow County Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Bowen Proj.) Series 2013, 1.55%, tender 8/19/22 (a)	100,000	101,596
Georgia Muni. Elec. Auth. Pwr. Rev.:
(Gen. Resolution Proj.) Series 2008 A, 5.25% 1/1/21	325,000	325,000
Series 2011 A, 5% 1/1/21	220,000	220,000
Series 2019 A:
5% 1/1/21	205,000	205,000
5% 1/1/23	450,000	491,058
Series 2020 A:
5% 1/1/22	100,000	104,607
5% 1/1/23	100,000	109,124
5% 1/1/24	145,000	164,333
Series GG, 5% 1/1/23	190,000	207,575
Main Street Natural Gas, Inc.:
Bonds:
Series 2018 C, 4%, tender 12/1/23 (a)	110,000	120,640
Series 2018 E, SIFMA Municipal Swap Index + 0.570% 0.66%, tender 12/1/23 (a)(c)	930,000	932,158
Series 2019 B, 4%, tender 12/2/24 (a)	140,000	158,714
Seroes 2018 B, 1 month U.S. LIBOR + 0.750% 0.854%, tender 9/1/23 (a)(c)	400,000	400,676
Series 2018 A, 4% 3/1/23	200,000	215,702

TOTAL GEORGIA		3,896,183

Illinois - 7.2%
Champaign County Cmnty. Unit Series 2020 A, 0% 1/1/24	380,000	372,700
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2011 B, 5% 1/1/21	225,000	225,000
Series 2012 A, 5% 1/1/21	115,000	115,000
Series 2012 B, 5% 1/1/22 (Escrowed to Maturity) (b)	120,000	125,479
Series 2013 D, 5% 1/1/22 (Escrowed to Maturity)	215,000	225,212
Series 2016 C, 5% 1/1/22	145,000	151,709
Cook County Gen. Oblig.:
Series 2012 C, 5% 11/15/21	150,000	155,288
Series 2014 A, 5% 11/15/21	100,000	103,526
Series 2016 A, 5% 11/15/21	100,000	103,526
Illinois Fin. Auth. Rev.:
Series 2012 C, 5% 8/15/21	145,000	148,948
Series 2015 A:
5% 11/15/21	100,000	103,835
5% 11/15/22	145,000	156,902
5% 11/15/23	150,000	168,114
Series 2016 A, 5% 10/1/22	200,000	213,934
Illinois Gen. Oblig.:
Series 2010, 5% 1/1/21 (FSA Insured)	165,000	165,000
Series 2012, 5% 8/1/22 (FSA Insured)	100,000	106,126
Illinois Muni. Elec. Agcy. Pwr. Supply Series 2015 A, 5% 2/1/21	170,000	170,564
Illinois Reg'l. Trans. Auth. Series 2016 A, 5% 6/1/21	200,000	203,889
Illinois Toll Hwy. Auth. Toll Hwy. Rev. Series 2014 A, 5% 12/1/22	275,000	299,981
Kendall, Kane & Will Counties Cmnty. Unit School District #308 Series 2008, 0% 2/1/22 (FSA Insured)	250,000	248,393
Railsplitter Tobacco Settlement Auth. Rev.:
Series 2010, 5.375% 6/1/21	595,000	607,055
Series 2017:
5% 6/1/22	365,000	388,126
5% 6/1/23	370,000	409,416
5% 6/1/24	405,000	464,770
Univ. of Illinois Rev. Series 1991, 0% 4/1/21	310,000	309,697

TOTAL ILLINOIS		5,742,190

Indiana - 1.6%
Indiana Fin. Auth. Hosp. Rev.:
Bonds:
Series 2011 H, 1.65%, tender 7/1/22 (a)	145,000	146,917
Series 2011 L:
SIFMA Municipal Swap Index + 0.280% 0.37%, tender 1/7/21 (a)(c)	100,000	99,996
SIFMA Municipal Swap Index + 0.280% 0.37%, tender 1/7/21 (a)(c)	100,000	99,996
Series 2015 B, 1.65%, tender 7/2/22 (a)	50,000	50,661
Series 2016 A, 5% 12/1/21	125,000	130,274
Indiana Fin. Auth. Rev. (Butler Univ. Proj.) Series 2019, 3% 2/1/21	275,000	275,449
Indianapolis Local Pub. Impt. (Indianapolis Arpt. Auth. Proj.) Series 2015 I, 5% 1/1/23 (b)	205,000	222,720
Whiting Envir. Facilities Rev. Bonds (BP Products North America, Inc. Proj.) Series 2016 A, 5%, tender 3/1/23 (a)(b)	200,000	219,406

TOTAL INDIANA		1,245,419

Kentucky - 3.3%
Kentucky State Property & Buildings Commission Rev.:
Series 2016, 5% 11/1/23	675,000	760,698
Series 2017, 5% 4/1/24	85,000	97,059
Series 2018:
5% 5/1/22	375,000	397,980
5% 5/1/23	65,000	71,832
Series A, 5% 2/1/21	300,000	301,010
Series C, 5% 11/1/21	155,000	160,938
Kentucky, Inc. Pub. Energy:
Series 2018 B, 4% 7/1/21	100,000	101,702
Series A, 4% 6/1/22	325,000	340,717
Louisville & Jefferson County Series 2016 A, 5% 10/1/22	140,000	150,511
Trimble County Poll. Cont. Rev. Bonds (Louisville Gas and Elec. Co. Proj.) Series 2001 B, 2.55%, tender 5/3/21 (a)	250,000	251,502

TOTAL KENTUCKY		2,633,949

Louisiana - 0.4%
Louisiana Citizens Property Ins. Corp. Assessment Rev. Series 2015, 5% 6/1/22 (FSA Insured)	100,000	106,704
Louisiana Gen. Oblig. Series 2015 A, 5% 5/1/21	100,000	101,545
St. John Baptist Parish Rev. Bonds (Marathon Oil Corp.) Series 2017, 2%, tender 4/1/23 (a)	100,000	101,450

TOTAL LOUISIANA		309,699

Maryland - 0.1%
Maryland Health & Higher Edl. Facilities Auth. Rev. Series 2012 A, 3.25% 7/1/22	100,000	103,846
Massachusetts - 0.5%
Massachusetts Dev. Fin. Agcy. Rev.:
Bonds Series S3, SIFMA Municipal Swap Index + 0.500% 0.59%, tender 1/26/23 (a)(c)	200,000	200,286
Series 2017 S, 5% 7/1/21	100,000	102,249
Massachusetts Edl. Fing. Auth. Rev. Series 2010 A, 5.5% 1/1/22	100,000	100,216

TOTAL MASSACHUSETTS		402,751

Michigan - 2.4%
Michigan Fin. Auth. Rev.:
Bonds:
Series 2016 MI2, SIFMA Municipal Swap Index + 0.480% 0.57%, tender 1/7/21 (a)(c)	200,000	200,258
Series 2019 B, 3.5%, tender 11/15/22 (a)	70,000	73,751
Series 2015 A, 5% 8/1/22	125,000	133,695
Series 2015 MI, 5% 12/1/21	580,000	605,174
Michigan Gen. Oblig. Series 2016, 5% 3/15/23	100,000	109,919
Michigan Hosp. Fin. Auth. Rev. Bonds (Ascension Health Cr. Group Proj.) Series F5, 1.9%, tender 4/1/21 (a)	180,000	180,696
Milan Area Schools Series 2019, 5% 5/1/21	170,000	172,526
Royal Oak Hosp. Fin. Auth. Hosp. Rev. Series 2014 D, 5% 9/1/21	300,000	308,762
Wayne County Arpt. Auth. Rev. Sseries 2012 A, 5% 12/1/21	100,000	104,116

TOTAL MICHIGAN		1,888,897

Minnesota - 0.7%
Minneapolis & Saint Paul Hsg. & Redev. Auth. Health Care Sys. Rev. Series 2017 A, 5% 11/15/21	100,000	103,790
Rochester Health Care Facilities Rev. Bonds (Mayo Foundation Proj.) Series C, 4.5%, tender 11/15/21 (a)	200,000	207,162
Saint Cloud Health Care Rev. Series 2014 B, 5% 5/1/23	205,000	226,045

TOTAL MINNESOTA		536,997

Missouri - 0.3%
Saint Louis Arpt. Rev. Series 2017 A, 5% 7/1/21 (FSA Insured)	225,000	229,837
Montana - 0.1%
Montana Facility Fin. Auth. Rev. Series 2019 A, 5% 1/1/23	100,000	109,083
Nebraska - 0.1%
Central Plains Energy Proj. Gas Supply Series 2019, 4% 8/1/21	100,000	102,149
Nevada - 1.4%
Clark County Arpt. Rev.:
(Sub Lien Proj.) Series 2017 A-1, 5% 7/1/21 (b)	150,000	153,359
Series 2013 A, 5% 7/1/21 (b)	125,000	127,737
Series 2017 C, 5% 7/1/21 (b)	200,000	204,379
Series 2018 A, 5% 7/1/21	265,000	270,934
Clark County School District Series 2016 F, 5% 6/15/21	300,000	306,148
Washoe County Gas Facilities Rev. Bonds Series 2016 F, 2.05%, tender 4/15/22 (a)(b)	100,000	101,881

TOTAL NEVADA		1,164,438

New Jersey - 7.6%
New Jersey Econ. Dev. Auth. Rev.:
(New Jersey Transit Corp. Projs.) Series 2017 B, 5% 11/1/21	600,000	622,529
Series 2011 EE, 5% 9/1/23	200,000	201,400
Series 2012 II, 5% 3/1/22	250,000	263,005
Series 2013 NN 5% 3/1/22	100,000	105,202
Series 2015 XX:
4% 6/15/22	285,000	299,381
5% 6/15/21	100,000	102,036
Series UU, 5% 6/15/21	200,000	204,072
New Jersey Gen. Oblig.:
Series 2014, 5% 6/1/21	100,000	101,874
Series O, 5.25% 8/1/22	115,000	123,752
New Jersey Health Care Facilities Fing. Auth. Rev.:
Series 2011, 5% 7/1/21	130,000	133,054
Series 2016 A, 5% 7/1/21	130,000	132,769
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev.:
Series 2013, 5% 12/1/22 (b)	125,000	135,816
Series 2015 1A:
5% 12/1/21 (b)	600,000	625,145
5% 12/1/22 (b)	100,000	108,653
Series 2019 A, 5% 12/1/22	15,000	16,346
New Jersey Hsg. & Mtg. Fin. Agcy. Rev. Series 2019 D, 4% 10/1/22 (b)	100,000	105,086
New Jersey Tobacco Settlement Fing. Corp. Series 2018 A:
5% 6/1/21	100,000	101,957
5% 6/1/23	300,000	333,357
5% 6/1/24	255,000	294,543
New Jersey Trans. Trust Fund Auth.:
Series 2005 B, 5.5% 12/15/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	100,000	104,773
Series 2006 A:
5.25% 12/15/22	160,000	174,360
5.5% 12/15/21	100,000	104,773
Series 2016 A:
5% 6/15/21	100,000	101,945
5% 6/15/22	100,000	106,124
Series 2018 A:
5% 6/15/21	255,000	259,960
5% 6/15/22	210,000	222,860
New Jersey Transit Corp. Ctfs. of Prtn. Series 2014 A, 5% 9/15/21	570,000	587,228
Passaic Valley Swr. Series H, 5% 12/1/21 (FSA Insured)	215,000	224,050
Rutgers State Univ. Rev. Series 2013 J, 5% 5/1/22	100,000	105,950
Union County Gen. Oblig. Series 2020, 0.5% 3/1/22	100,000	100,416

TOTAL NEW JERSEY		6,102,416

New York - 3.7%
Monroe County Indl. Dev. Corp. Series 2015 A, 5% 7/1/21	150,000	153,509
New York City Gen. Oblig.:
Series 2016 A, 5% 8/1/22	110,000	118,103
Series A, 5% 8/1/21	205,000	210,685
Series A4, 5% 8/1/21	265,000	272,348
Series I1, 5% 3/1/22	100,000	105,429
New York City Transitional Fin. Auth. Rev.:
Series 2003 B:
5% 2/1/22	100,000	100,347
5% 2/1/23	145,000	145,576
Series 2012 D1, 5% 11/1/22	200,000	207,798
Series 2014, 5% 2/1/21	155,000	155,545
Series 2017 C, 5% 11/1/21	245,000	254,801
Series 2018, 5% 5/1/21	170,000	172,666
Series D1, 5% 2/1/21	220,000	220,773
New York Dorm. Auth. Personal Income Tax Rev. Series 2011 C, 5% 3/15/21	160,000	161,527
New York Dorm. Auth. Rev.:
Series 1, 5% 7/1/21	225,000	230,185
Series 2011 A, 5% 10/1/22	100,000	101,158
New York Local Govt. Assistance Corp. Series 2018 A, 5% 4/1/21	160,000	161,876
New York State Dorm. Auth. Series 2017 A, 5% 2/15/21	100,000	100,545
Syracuse Gen. Oblig. Series 2017 A, 5% 5/1/22 (FSA Insured)	120,000	127,338

TOTAL NEW YORK		3,000,209

New York And New Jersey - 2.0%
Port Auth. of New York & New Jersey:
Series 175, 5% 12/1/21	535,000	558,371
Series 177, 5% 7/15/21 (b)	190,000	194,736
Series 185, 5% 9/1/21 (b)	260,000	268,049
Series 186, 5% 10/15/21 (b)	170,000	176,243
Series 189, 5% 5/1/21	125,000	126,944
Series 195, 5% 10/1/21 (b)	100,000	103,489
Series 209, 5% 7/15/21	160,000	164,075

TOTAL NEW YORK AND NEW JERSEY		1,591,907

North Carolina - 0.5%
Charlotte Int'l. Arpt. Rev. Series 2017 A, 5% 7/1/21	200,000	204,479
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys. Rev. Series 2010 A, 5% 1/1/21 (Escrowed to Maturity)	200,000	200,000

TOTAL NORTH CAROLINA		404,479

Ohio - 0.9%
Allen County Hosp. Facilities Rev. Bonds (Mercy Health) Series 2017 B, 5%, tender 5/5/22 (a)	155,000	164,342
Franklin County Hosp. Facilities Rev. Bonds (Ohio Health Corp.) Series 2018 B, SIFMA Municipal Swap Index + 0.430% 0.52%, tender 1/7/21 (a)(c)	100,000	100,046
Miami Univ. Series 2017, 5% 9/1/21	300,000	309,469
Ohio Higher Edl. Facility Commission Rev. Series 2012 A, 5% 1/1/23	150,000	157,110

TOTAL OHIO		730,967

Oregon - 0.6%
Oregon Bus. Dev. Commission Bonds Series 250, 5%, tender 3/1/22 (a)(b)	155,000	162,952
Oregon Bus. Dev. Commission Recovery Zone Facility Bonds (Intel Corp. Proj.) Series 232, 2.4%, tender 8/14/23 (a)	125,000	131,446
Port of Portland Arpt. Rev. Series 25 B, 5% 7/1/21 (b)	150,000	152,948

TOTAL OREGON		447,346

Pennsylvania - 5.6%
Allegheny County Higher Ed. Bldg. Auth. Series 2013, 5% 3/1/21	160,000	161,211
Allegheny County Hosp. Dev. Auth. Rev. Series 2019 A, 5% 7/15/23	100,000	111,828
Chester County Health & Ed. Facilities Auth. Health Sys. Rev. Series 2020 B, 5% 6/1/23	1,000,000	1,114,700
Delaware County Auth. Univ. Rev. Series 2014, 5% 8/1/21	100,000	102,603
Geisinger Auth. Health Sys. Rev.:
Series 2017 A2, 5% 2/15/21	285,000	286,457
Series 2020 A, 5% 4/1/22	85,000	89,827
Lehigh County Indl. Dev. Auth. Poll. Cont. Rev. Bonds (PPL Elec. Utils. Corp. Proj.) Series 2016 A, 1.8%, tender 9/1/22 (a)	30,000	30,682
Monroeville Fin. Auth. UPMC Rev. Series 2012, 5% 2/15/21	100,000	100,511
Pennsylvania Econ. Dev. Fing. Auth. Indl. Dev. Rev.:
Series 2014 A, 5% 2/1/21	175,000	175,581
Series 2016:
4% 3/15/21	100,000	100,700
5% 3/15/22	100,000	105,451
Pennsylvania Econ. Dev. Fing. Auth. Solid Waste Disp. Rev. (Waste Mgmt., Inc. Proj.) Series 2004 A, 2.15% 11/1/21 (a)	100,000	101,079
Pennsylvania Higher Edl. Facilities Auth. Rev.:
First Series 2012, 5% 4/1/21	125,000	126,401
Series 2012 A, 5% 8/15/22	100,000	107,127
Pennsylvania Tpk. Commission Tpk. Rev.:
Series 2018 A1, SIFMA Municipal Swap Index + 0.430% 0.52% 12/1/21 (a)(c)	200,000	200,084
Series 2018 B, SIFMA Municipal Swap Index + 0.500% 0.59% 12/1/21 (a)(c)	130,000	130,016
Philadelphia Arpt. Rev.:
Series 2011 A:
5% 6/15/21 (b)	100,000	101,995
5% 6/15/22 (b)	100,000	101,986
Series 2017 B:
5% 7/1/21 (b)	100,000	102,195
5% 7/1/22	100,000	106,791
Series 2020 C, 5% 7/1/21 (b)	100,000	102,195
Philadelphia Auth. For Indl. Dev. Series 2016 1:
5% 4/1/21	405,000	409,540
5% 4/1/22	100,000	105,756
Philadelphia Gas Works Rev. Series 15, 5% 8/1/21	150,000	153,878
Pittsburgh Wtr. & Swr. Auth. Wtr. & Swr. Sys. Rev. Series 2013 A, 5% 9/1/21 (FSA Insured)	150,000	154,573
Southeastern Pennsylvania Trans. Auth. Rev. Series 2011, 5% 6/1/21	115,000	117,141

TOTAL PENNSYLVANIA		4,500,308

Rhode Island - 0.8%
Rhode Island Health and Edl. Bldg. Corp. Higher Ed. Facility Rev. Series 2015:
5% 11/1/21	440,000	455,740
5% 11/1/22	210,000	226,519

TOTAL RHODE ISLAND		682,259

South Carolina - 1.3%
Greenville Hosp. Sys. Facilities Rev. Series 2012, 5% 5/1/23	170,000	179,683
Patriots Energy Group Fing. Agcy. Bonds Series 2018 A, 4%, tender 2/1/24 (a)	245,000	269,706
South Carolina Pub. Svc. Auth. Rev.:
Series 2016 C, 5% 12/1/22	100,000	108,703
Series A:
5% 12/1/21	270,000	281,492
5% 12/1/21	200,000	208,512

TOTAL SOUTH CAROLINA		1,048,096

Tennessee - 1.3%
Memphis-Shelby County Arpt. Auth. Arpt. Rev. Series 2020 B, 5% 7/1/22 (b)	1,000,000	1,064,810
Texas - 4.1%
Austin Arpt. Sys. Rev. Series 2019, 5% 11/15/21 (b)	100,000	103,914
Dallas Fort Worth Int'l. Arpt. Rev.:
Series 2014 B, 5% 11/1/22 (b)	100,000	108,057
Series 2014 D, 5% 11/1/21 (b)	100,000	103,662
Series 2014 E, 5% 11/1/21	125,000	129,757
Harris County Cultural Ed. Facilities Fin. Corp. Med. Facilities Rev. Series 2012 A, 5% 11/15/21 (Escrowed to Maturity)	235,000	244,741
Harris County Cultural Ed. Facilities Fin. Corp. Rev.:
Bonds Series 2019 C, SIFMA Municipal Swap Index + 0.420% 0.51%, tender 12/1/22 (a)(c)	215,000	214,220
Series 2013 A, 5% 12/1/22	100,000	108,483
Series 2015-1, 5% 10/1/21	200,000	206,886
Lower Colorado River Auth. Rev.:
(LCRA Transmission Svc. Corp. Proj.) Series 2019, 5% 5/15/21	355,000	361,200
(LCRA Transmission Svcs. Corp. Proj.):
Series 2011 B, 5% 5/15/22	335,000	340,802
Series 2016, 5% 5/15/22	200,000	213,042
Series 2013, 5% 5/15/21	205,000	208,580
North Texas Tollway Auth. Rev. Series 2014 A, 5% 1/1/21	465,000	465,000
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev.:
Series 2013, 5% 10/1/22	200,000	215,016
Series 2014, 5% 12/1/22	220,000	239,103

TOTAL TEXAS		3,262,463

Virginia - 0.4%
Gloucester County Indl. Dev. Auth. Bonds Series 2003 A, 2.4%, tender 5/2/22 (a)(b)	120,000	123,055
Halifax County Indl. Dev. Auth. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2010 A, 0.45%, tender 4/1/22 (a)	85,000	85,000
York County Econ. Dev. Auth. Poll. Cont. Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2009 A, 1.9%, tender 6/1/23 (a)	100,000	103,633

TOTAL VIRGINIA		311,688

Washington - 0.9%
Energy Northwest Elec. Rev. Series 2011 A, 5% 7/1/22	125,000	127,943
Port of Seattle Rev. Series C, 5% 2/1/21 (Escrowed to Maturity) (b)	105,000	105,358
Tobacco Settlement Auth. Rev.:
Series 2013, 5% 6/1/22	100,000	106,600
Series 2018, 5% 6/1/23	155,000	172,369
Washington Gen. Oblig. (SR 520 Corridor Prog.) Series 2012 C, 5% 6/1/24	200,000	203,848

TOTAL WASHINGTON		716,118

West Virginia - 0.6%
Harrison County Commission Solid Waste Disp. Rev. Bonds (Monongahela Pwr. Co. Proj.) Series 2018 A, 3%, tender 10/15/21 (a)(b)	400,000	406,286
Mason Co. Poll. Cont. Rev. (Appalachian Pwr. Co. Proj.) Series 2003 L, 2.75% 10/1/22	100,000	103,996

TOTAL WEST VIRGINIA		510,282

Wisconsin - 1.9%
Pub. Fin. Auth. Series 2020 A, 5% 1/1/22	175,000	182,438
Pub. Fin. Auth. Hosp. Rev. Series 2020 A, 5% 6/1/22	100,000	106,382
Wisconsin Health & Edl. Facilities:
Bonds:
(Ascension Health Cr. Group Proj.) Series 2013 B, 5%, tender 6/1/21 (a)	225,000	229,301
Series 2018 B:
5%, tender 1/26/22 (a)	100,000	104,837
5%, tender 1/25/23 (a)	110,000	120,348
Series 2018 C, SIFMA Municipal Swap Index + 0.450% 0.54%, tender 7/27/22 (a)(c)	155,000	155,161
Series 2013 B1, 4% 11/15/21	100,000	103,082
Wisconsin Health & Edl. Facilities Auth. Rev. Series 2012 B, 5% 8/15/21	495,000	508,479

TOTAL WISCONSIN		1,510,028

Wyoming - 0.4%
Wyoming Cmnty. Dev. Auth. Hsg. Rev. Series 2020 3:
5% 6/1/21 (b)	230,000	234,349
5% 12/1/21 (b)	55,000	57,320

TOTAL WYOMING		291,669

TOTAL MUNICIPAL BONDS
(Cost $55,531,021)		55,823,410

Municipal Notes - 26.7%
Alabama - 0.9%
Birmingham Indl. Dev. Board Solid Waste Rev. (American Cast Iron Pipe Co. Proj.) Series 2000, 0.29% 1/7/21, LOC Bank of America NA, VRDN (a)(b)	180,000	$180,000
West Jefferson Indl. Dev. Board Solid Waste Disp. Rev. (Alabama Pwr. Co. Miller Plant Proj.) Series 2008, 0.14% 1/4/21, VRDN (a)(b)	550,000	550,000

TOTAL ALABAMA		730,000

Arizona - 0.5%
Arizona St Indl. Dev. Auth. Multi Participating VRDN Series XF 10 91, 0.47% 1/7/21 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(b)(d)(e)	100,000	100,000
Maricopa County Poll. Cont. Rev. Series 2010 B, 0.19% 1/7/21, VRDN (a)	200,000	200,000
Phoenix Civic Impt. Board Arpt. Rev. Participating VRDN Series XM 08 23, 0.29% 1/7/21 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(d)(e)	100,000	100,000

TOTAL ARIZONA		400,000

California - 0.9%
River Islands Pub. Fing. Auth. Participating VRDN Series MIZ 90 26, 0.39% 2/4/21 (Liquidity Facility Mizuho Cap. Markets Llc) (a)(d)(e)(f)	200,000	200,000
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev. Participating VRDN:
Series Floaters XM 06 75, 0.29% 1/7/21 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(b)(d)(e)	100,000	100,000
Series XM 09 16, 0.32% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(b)(d)(e)	110,000	110,000
Series ZM 06 42, 0.32% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(b)(d)(e)	100,000	100,000
San Francisco City & County Multi-family Hsg. Rev. Participating VRDN Series DBE 8059, 0.69% 3/1/21 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(d)(e)	200,000	200,000

TOTAL CALIFORNIA		710,000

Colorado - 1.9%
Denver City & County Arpt. Rev. Participating VRDN Series Floaters XL 00 90, 0.29% 1/7/21 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(b)(d)(e)	1,525,000	1,525,000
Delaware - 0.4%
Delaware Econ. Dev. Auth. Rev. (Delmarva Pwr. & Lt. Co. Proj.) Series 1994, 0.19% 1/4/21, VRDN (a)(b)	300,000	300,000
Florida - 0.7%
Broward County Indl. Dev. Rev. (Florida Pwr. & Lt. Co. Proj.) Series 2015, 0.17% 1/4/21, VRDN (a)(b)	200,000	200,000
Greater Orlando Aviation Auth. Arpt. Facilities Rev. Participating VRDN Series XM 08 91, 0.29% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(b)(d)(e)	100,000	100,000
Miami-Dade County Aviation Rev. Participating VRDN Series XM 08 70, 0.36% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(b)(d)(e)	100,000	100,000
Saint Lucie County Solid Waste Disp. (Florida Pwr. & Lt. Co. Proj.) Series 2003, 0.16% 1/4/21, VRDN (a)(b)	200,000	200,000

TOTAL FLORIDA		600,000

Georgia - 0.9%
Douglas County Dev. Auth. Series A, 0.12% 1/7/21, LOC Wells Fargo Bank NA, VRDN (a)(b)	200,000	200,000
Monroe County Dev. Auth. Rev. (Florida Pwr. & Lt. Co. Proj.) Series 2017, 0.17% 1/4/21, VRDN (a)(b)	500,000	500,000

TOTAL GEORGIA		700,000

Hawaii - 0.3%
Hawaii Arpts. Sys. Rev. Participating VRDN Series XF 07 65, 0.21% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(b)(d)(e)	200,000	200,000
Illinois - 2.4%
Chicago O'Hare Int'l. Arpt. Rev. Participating VRDN:
Series Floaters XL 00 49, 0.29% 1/7/21 (Liquidity Facility Barclays Bank PLC) (a)(b)(d)(e)	910,000	910,000
Series XM 08 79, 0.29% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(d)(e)	100,000	100,000
Series XM 08 84, 0.36% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(b)(d)(e)	100,000	100,000
Series XM 09 17, 0.29% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(d)(e)	100,000	100,000
Illinois Gen. Oblig. Participating VRDN Series Floaters XM 01 86, 0.37% 1/7/21 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(d)(e)	520,000	520,000
Metropolitan Pier & Exposition Participating VRDN Series XF 09 65, 0.44% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(d)(e)	200,000	200,000

TOTAL ILLINOIS		1,930,000

Kansas - 0.5%
Kansas Dev. Fin. Auth. Health Facilities Rev. (KU Health Sys. Proj.) Series 2011 J, 0.09% 1/4/21, LOC U.S. Bank NA, Cincinnati, VRDN (a)	400,000	400,000
Kentucky - 0.9%
Kentucky Econ. Dev. Fin. Auth. Hosp. Rev. Participating VRDN Series XM 09 19, 0.24% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(d)(e)	100,000	100,000
Kentucky Tpk. Auth. Econ. Dev. Road Rev. Participating VRDN Series XF 24 84, 0.29% 1/7/21 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(d)(e)	100,000	100,000
Meade County Indl. Bldg. Rev. (Nucor Steel Brandenburg Proj.):
Series 2020 A1, 0.19% 1/4/21, VRDN (a)(b)	100,000	100,000
Series 2020 B1, 0.19% 1/4/21, VRDN (a)(b)	400,000	400,000

TOTAL KENTUCKY		700,000

Louisiana - 0.4%
Saint James Parish Gen. Oblig. (Nucor Steel Louisiana LLC Proj.) Series 2010 A1, 0.16% 1/7/21, VRDN (a)	300,000	300,000
Maryland - 0.1%
Maryland Health & Higher Edl. Facilities Auth. Rev. Participating VRDN Series 005, 0.39% 1/7/21 (Liquidity Facility Barclays Bank PLC) (a)(d)(e)	100,000	100,000
Massachusetts - 0.4%
Massachusetts Edl. Fing. Auth. Rev. Participating VRDN Series Floaters XF 23 06, 0.39% 1/7/21 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(b)(d)(e)	280,000	280,000
Minnesota - 0.1%
Minneapolis Health Care Sys. Rev. Participating VRDN Series XM 08 72, 0.32% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(d)(e)	100,000	100,000
Missouri - 0.1%
Missouri Health & Edl. Facilities Auth. Edl. Facilities Rev. Participating VRDN Series XG 01 76, 0.31% 1/7/21 (Liquidity Facility Royal Bank of Canada) (a)(d)(e)	100,000	100,000
New Jersey - 0.4%
Bloomingdale BAN Series 2020, 2.25% 2/26/21	192,300	192,863
New Jersey Tpk. Auth. Tpk. Rev. Participating VRDN Series XM 09 12, 0.29% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(d)(e)	120,000	120,000

TOTAL NEW JERSEY		312,863

New York - 4.5%
New York Hsg. Fin. Agcy. Rev.:
(350 West 43rd Street Hsg. Proj.) Series 2001 A, 0.12% 1/4/21, LOC Landesbank Hessen-Thuringen, VRDN (a)(b)	230,000	230,000
Series 2014 A, 0.1% 1/4/21, LOC Landesbank Hessen-Thuringen, VRDN (a)	400,000	400,000
New York Metropolitan Trans. Auth. Dedicated Tax Fund Rev. Participating VRDN Series ZM 06 00, 0.39% 1/7/21 (Liquidity Facility Wells Fargo Bank NA) (a)(d)(e)	100,000	100,000
New York Metropolitan Trans. Auth. Rev.:
BAN:
Series 2018 B:
5% 5/15/21	200,000	202,097
5% 5/15/21	615,000	621,450
Series 2019 D1, 5% 9/1/22	1,000,000	1,047,860
Participating VRDN Series ZF 02 18, 0.44% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(d)(e)	200,000	200,000
New York State Energy Research & Dev. Auth. Facilities Rev. (Consolidated Edison Co. of New York, Inc. Proj.) Series 2004 C2, 0.12% 1/7/21, LOC Mizuho Bank Ltd., VRDN (a)(b)	300,000	300,000
New York Thruway Auth. Gen. Rev. Participating VRDN:
Series XF 09 18, 0.32% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(d)(e)	100,000	100,000
Series XM 08 30, 0.24% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(d)(e)	100,000	100,000
Series XM 08 80, 0.29% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(d)(e)	100,000	100,000
Putnam County Indl. Dev. Agcy. Rev. Series 2006 A, 0.35% 1/7/21, LOC RBS Citizens NA, VRDN (a)	100,000	100,000
Triborough Bridge & Tunnel Auth. Revs. Participating VRDN Series RBC 16 ZM 0138, 0.26% 1/7/21 (Liquidity Facility Royal Bank of Canada) (a)(d)(e)	100,000	100,000

TOTAL NEW YORK		3,601,407

North Carolina - 0.1%
Alamance County Idnl Facilities Poll Fing. Auth. Series 2001, 0.24% 1/7/21, LOC Wells Fargo Bank NA, VRDN (a)(b)	100,000	100,000
Ohio - 0.4%
Ohio Hsg. Fin. Agcy. Multi-family Hsg. Rev. Participating VRDN Series XF 10 92, 0.42% 1/7/21 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(d)(e)	300,000	300,000
Pennsylvania - 0.4%
Pennsylvania Hsg. Fin. Agcy. Multifamily Hsg. Dev. Rev. Participating VRDN Series XF 10 95, 0.42% 1/7/21 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(d)(e)	200,000	200,000
Philadelphia Auth. Indl. Mrf Participating VRDN Series MIZ 90 51, 0.39% 2/4/21 (Liquidity Facility Mizuho Cap. Markets Llc) (a)(d)(e)	100,000	100,000

TOTAL PENNSYLVANIA		300,000

Rhode Island - 0.5%
Rhode Island Health and Edl. Bldg. Corp. Higher Ed. Facility Rev. (New England Institute of Technology Proj.) Series 2008, 0.12% 1/7/21, LOC TD Banknorth, NA, VRDN (a)	100,000	100,000
Rhode Island Indl. Facilities Corp. Marine Term. Rev. (Exxon Mobil Corp. Proj.) Series 2001, 0.1% 1/4/21, VRDN (a)	285,000	285,000

TOTAL RHODE ISLAND		385,000

South Carolina - 2.2%
Greenville Hosp. Sys. Facilities Rev. Participating VRDN Series XF 01 45, 0.34% 1/7/21 (Liquidity Facility Toronto-Dominion Bank) (a)(d)(e)	100,000	100,000
South Carolina Jobs-Econ. Dev. Auth. Series B, 0.09% 1/4/21, LOC U.S. Bank NA, Cincinnati, VRDN (a)	300,000	300,000
South Carolina Pub. Svc. Auth. Rev. Participating VRDN Series Floaters XM 03 84, 0.35% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(d)(e)	1,400,000	1,400,000

TOTAL SOUTH CAROLINA		1,800,000

Texas - 6.3%
Harris County Gen. Oblig. Series E2, 0.2% 1/7/21, LOC Barclays Bank PLC, CP	700,000	700,000
Hurst Participating VRDN Series XF 10 94, 0.42% 1/7/21 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(d)(e)	100,000	100,000
Lower Neches Valley Auth. Indl. Dev. Corp. Exempt Facilities Rev. Series A3, 0.1% 1/4/21, VRDN (a)	255,000	255,000
North Texas Tollway Auth. Rev. Participating VRDN Series XM0085, 0.24% 1/7/21 (Liquidity Facility Barclays Bank PLC) (a)(d)(e)	200,000	200,000
Port Arthur Navigation District Envir. Facilities Rev. (Motiva Enterprises LLC Proj.):
Series 2004, 0.34% 1/7/21, VRDN (a)(b)	2,300,000	2,299,996
Series 2010 B, 0.17% 1/4/21, VRDN (a)	125,000	125,000
Series 2010 D:
0.23% 1/7/21, VRDN (a)	600,000	600,000
0.25% 1/7/21, VRDN (a)	575,000	575,000
Texas Private Activity Bond Surface Trans. Corp. Participating VRDN Series XM 07 56, 0.42% 1/7/21 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(b)(d)(e)	100,000	100,000
Trinity Riv Pub. Facilities Corp. Tex M Participating VRDN Series XF 10 83, 0.42% 1/7/21 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(d)(e)	100,000	100,000

TOTAL TEXAS		5,054,996

Utah - 0.4%
Salt Lake City Arpt. Rev. Participating VRDN:
Series Floaters XM 06 99, 0.39% 1/7/21 (Liquidity Facility Cr. Suisse AG) (a)(b)(d)(e)	200,000	200,000
Series XM 08 82, 0.36% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(b)(d)(e)	100,000	100,000

TOTAL UTAH		300,000

Washington - 0.1%
Washington Econ. Dev. Fin. Auth. Rev. Participating VRDN Series Floaters 005, 0.44% 2/11/21 (Liquidity Facility Barclays Bank PLC) (a)(b)(d)(e)	100,000	100,000
TOTAL MUNICIPAL NOTES
(Cost $21,342,255)		21,329,266
	Shares	Value

Money Market Funds - 2.7%
Fidelity Municipal Cash Central Fund .13% (g)(h)
(Cost $2,183,000)	2,182,782	2,183,000
TOTAL INVESTMENT IN SECURITIES - 99.1%
(Cost $79,056,276)		79,335,676
NET OTHER ASSETS (LIABILITIES) - 0.9%		731,692
NET ASSETS - 100%		$80,067,368

Security Type Abbreviations

BAN – BOND ANTICIPATION NOTE

CP – COMMERCIAL PAPER

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Provides evidence of ownership in one or more underlying municipal bonds.

 (e) Coupon rates are determined by re-marketing agents based on current market conditions.

 (f) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $200,000 or 0.2% of net assets.

 (g) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (h) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
River Islands Pub. Fing. Auth. Participating VRDN Series MIZ 90 26, 0.39% 2/4/21 (Liquidity Facility Mizuho Cap. Markets Llc)	8/14/20	$200,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Municipal Cash Central Fund	$9,674
Total	$9,674

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Municipal Securities	$77,152,676	$--	$77,152,676	$--
Money Market Funds	2,183,000	2,183,000	--	--
Total Investments in Securities:	$79,335,676	$2,183,000	$77,152,676	$--

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

Transportation	17.3%
Health Care	15.2%
General Obligations	12.4%
Synthetics	11.6%
Electric Utilities	10.9%
Industrial Development	7.9%
Education	5.8%
Others* (Individually Less Than 5%)	18.9%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $76,873,276)	$77,152,676
Fidelity Central Funds (cost $2,183,000)	2,183,000
Total Investment in Securities (cost $79,056,276)		$79,335,676
Cash		226,758
Receivable for fund shares sold		357,022
Interest receivable		630,870
Distributions receivable from Fidelity Central Funds		174
Other receivables		18
Total assets		80,550,518
Liabilities
Payable for investments purchased	$300,083
Payable for fund shares redeemed	135,544
Distributions payable	47,523
Total liabilities		483,150
Net Assets		$80,067,368
Net Assets consist of:
Paid in capital		$79,789,657
Total accumulated earnings (loss)		277,711
Net Assets		$80,067,368
Net Asset Value, offering price and redemption price per share ($80,067,368 ÷ 7,973,425 shares)		$10.04

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2020
Investment Income
Interest		$764,060
Income from Fidelity Central Funds		9,648
Total income		773,708
Expenses
Independent trustees' fees and expenses	$200
Commitment fees	135
Total expenses before reductions	335
Expense reductions	(80)
Total expenses after reductions		255
Net investment income (loss)		773,453
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,371
Capital gain distributions from Fidelity Central Funds	26
Total net realized gain (loss)		1,397
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	102,816
Fidelity Central Funds	10
Total change in net unrealized appreciation (depreciation)		102,826
Net gain (loss)		104,223
Net increase (decrease) in net assets resulting from operations		$877,676

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2020	Year ended December 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$773,453	$862,586
Net realized gain (loss)	1,397	23,488
Change in net unrealized appreciation (depreciation)	102,826	162,200
Net increase (decrease) in net assets resulting from operations	877,676	1,048,274
Distributions to shareholders	(784,839)	(877,709)
Share transactions
Proceeds from sales of shares	74,510,753	34,739,998
Reinvestment of distributions	91,655	202,408
Cost of shares redeemed	(49,186,183)	(17,341,903)
Net increase (decrease) in net assets resulting from share transactions	25,416,225	17,600,503
Total increase (decrease) in net assets	25,509,062	17,771,068
Net Assets
Beginning of period	54,558,306	36,787,238
End of period	$80,067,368	$54,558,306
Other Information
Shares
Sold	7,437,115	3,468,554
Issued in reinvestment of distributions	9,153	20,208
Redeemed	(4,915,283)	(1,731,528)
Net increase (decrease)	2,530,985	1,757,234

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Flex Conservative Income Municipal Bond Fund

Years ended December 31,	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$10.02	$9.98	$9.98	$10.00
Income from Investment Operations
Net investment income (loss)B	.121	.192	.179	.028
Net realized and unrealized gain (loss)	.026	.044	(.004)	(.020)
Total from investment operations	.147	.236	.175	.008
Distributions from net investment income	(.125)	(.193)	(.174)	(.028)
Distributions from net realized gain	(.002)	(.003)	(.001)	–
Total distributions	(.127)	(.196)	(.175)	(.028)
Net asset value, end of period	$10.04	$10.02	$9.98	$9.98
Total ReturnC,D	1.48%	2.39%	1.77%	.08%
Ratios to Average Net AssetsE,F
Expenses before reductionsG	-%	-%	-%	- %H
Expenses net of fee waivers, if anyG	-%	-%	-%	- %H
Expenses net of all reductionsG	-%	-%	-%	- %H
Net investment income (loss)	1.21%	1.92%	1.81%	1.27%H
Supplemental Data
Net assets, end of period (000 omitted)	$80,067	$54,558	$36,787	$10,021
Portfolio turnover rateI	36%	52%	11%	- %J

 A For the period October 12, 2017 (commencement of operations) to December 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the Fund during periods when reimbursements, waivers or reductions occur.

 G Amount represents less than .005%.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2020

1. Organization.

Fidelity Flex Conservative Income Municipal Bond Fund (the Fund) is a fund of Fidelity Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is available only to certain fee-based accounts and advisory programs offered by Fidelity.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2020 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and losses deferred due to excise tax regulations.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$299,003
Gross unrealized depreciation	(19,492)
Net unrealized appreciation (depreciation)	$279,511
Tax Cost	$79,056,165

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$279,511

The fund intends to elect to defer to its next fiscal year $1,800 of capital losses recognized during the period November 1, 2020 to December 31, 2020.

The tax character of distributions paid was as follows:

	December 31, 2020	December 31, 2019
Tax-exempt Income	$773,451	$861,978
Ordinary Income	–	10,487
Long-term Capital Gains	11,388	5,244
Total	$784,839	$ 877,709

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Flex Conservative Income Municipal Bond Fund	29,989,688	13,006,764

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades amounted to $2,425,000 and $8,380,000, respectively.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Commitment fees on the Statement of Operations, and are as follows:

Amount
Fidelity Flex Conservative Income Municipal Bond Fund	$135

During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $80.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

9. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Municipal Trust and Shareholders of Fidelity Flex Conservative Income Municipal Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Flex Conservative Income Municipal Bond Fund (one of the funds constituting Fidelity Municipal Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the three years in the period ended December 31, 2020 and for the period October 12, 2017 (commencement of operations) to December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the three years in the period ended December 31, 2020 and for the period October 12, 2017 (commencement of operations) to December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 10, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 280 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period-B July 1, 2020 to December 31, 2020
Fidelity Flex Conservative Income Municipal Bond Fund	- %-C
Actual		$1,000.00	$1,006.70	$--D
Hypothetical-E		$1,000.00	$1,025.14	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2020, $2,814, or, if subsequently determined to be different, the net capital gain of such year.

During fiscal year ended 2020, 100% of the fund's income dividends was free from federal income tax, and 24.77% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Flex Conservative Income Municipal Bond Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds or classes and index funds; (vii) lowering expenses for certain funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board noted that the fund is available exclusively through certain Fidelity fee-based accounts and advisory programs. The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR is indirectly compensated for its services out of Fidelity fee-based account and advisory program fees. The Board also noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except Independent Trustee fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.

Based on its review, the Board considered that the fund does not pay a management fee and concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund, with limited exceptions.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund with certain limited exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation agreements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and outflows from actively managed equity funds; and (viii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

XCB-ANN-0221
1.9884863.103

Item 2.

Code of Ethics

As of the end of the period, December 31, 2020, Fidelity Municipal Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Conservative Income Municipal Bond Fund, Fidelity Flex Conservative Income Municipal Bond Fund, Fidelity Flex Municipal Income Fund, Fidelity Limited Term Municipal Income Fund, Fidelity Michigan Municipal Income Fund, Fidelity Minnesota Municipal Income Fund, Fidelity Municipal Income Fund, Fidelity Ohio Municipal Income Fund and Fidelity Pennsylvania Municipal Income Fund (the “Funds”):

Services Billed by PwC

December 31, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Conservative Income Municipal Bond Fund	$43,100	$3,600	$5,100	$2,000
Fidelity Flex Conservative Income Municipal Bond Fund	$44,600	$3,800	$5,100	$2,100
Fidelity Flex Municipal Income Fund	$44,600	$3,800	$5,100	$2,100
Fidelity Limited Term Municipal Income Fund	$50,200	$4,200	$5,100	$2,300
Fidelity Michigan Municipal Income Fund	$40,900	$3,500	$5,100	$1,900
Fidelity Minnesota Municipal Income Fund	$40,900	$3,500	$5,100	$1,900
Fidelity Municipal Income Fund	$51,400	$4,300	$5,100	$2,300
Fidelity Ohio Municipal Income Fund	$40,900	$3,500	$5,100	$1,900
Fidelity Pennsylvania Municipal Income Fund	$40,900	$3,500	$5,100	$1,900

December 31, 2019 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Conservative Income Municipal Bond Fund	$54,000	$3,900	$2,200	$2,200
Fidelity Flex Conservative Income Municipal Bond Fund	$50,000	$4,000	$3,600	$2,300
Fidelity Flex Municipal Income Fund	$50,000	$4,000	$3,600	$2,300
Fidelity Limited Term Municipal Income Fund	$67,000	$4,400	$2,200	$2,500
Fidelity Michigan Municipal Income Fund	$46,000	$3,700	$2,200	$2,100
Fidelity Minnesota Municipal Income Fund	$46,000	$3,700	$2,200	$2,100
Fidelity Municipal Income Fund	$73,000	$4,500	$4,300	$2,600
Fidelity Ohio Municipal Income Fund	$46,000	$3,700	$2,200	$2,100
Fidelity Pennsylvania Municipal Income Fund	$46,000	$3,700	$2,200	$2,100

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by PwC

	December 31, 2020A	December 31, 2019A
Audit-Related Fees	$9,377,400	$7,705,000
Tax Fees	$30,000	$10,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	December 31, 2020A	December 31, 2019A
PwC	$14,580,300	$12,435,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its(their) audit of the Fund(s), taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Municipal Trust

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	February 18, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	February 18, 2021

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	February 18, 2021